    As filed with the Securities and Exchange Commission on November 20, 2007
                                      Securities Act Registration No. __________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

       Pre-effective Amendment No. ____ Post-effective Amendment No. ____
                        (Check appropriate box or boxes)

                          AIM COUNSELOR SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                                11 Greenway Plaza
                                    Suite 100
                                Houston, TX 77046
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (713) 626-1919

Name and Address of Agent for Service:                   Copy to:
      PETER A. DAVIDSON, ESQUIRE               CHRISTIAN SZAUTNER, ESQUIRE
         A I M Advisors, Inc.             Ballard Spahr Andrews & Ingersoll, LLP
           11 Greenway Plaza                       1735 Market Street
               Suite 100                                51st Floor
           Houston, TX 77046                      Philadelphia, PA 19103

     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

     It is proposed that this filing will become effective on December __, 2007, pursuant to Rule 488.

     The title of the securities being registered are Class A, Class B, Class C, Investor Class and Institutional Class shares of AIM Structured Core Fund. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

(A I M LOGO)

                             AIM S&P 500 INDEX FUND,
                         A PORTFOLIO OF AIM STOCK FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                                                               December __, 2007

Dear Shareholder:

     We are seeking your approval of an Agreement and Plan of Reorganization (the "Agreement") that provides for the sale of the assets of AIM S&P 500 Index Fund (the "Fund") to AIM Structured Core Fund ("Buying Fund"). This transaction will result in the combination of the two funds. You will receive shares of Buying Fund in connection with the transaction if shareholders approve it.

     A I M Advisors, Inc. ("AIM"), the investment advisor to AIM Stock Funds, has concluded that it would be appropriate to consolidate your Fund and Buying Fund, which have similar investment objectives and strategies and your Board of Trustees has approved your Fund for consolidation. The attached Proxy Statement and Prospectus seeks your approval of the consolidation of your Fund with Buying Fund.

     We are also asking you to vote on the election of [13] trustees to the Board of Trustees of AIM Stock Funds.

     The enclosed Proxy Statement and Prospectus describes the proposed combination and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. You should review the enclosed materials carefully.

     After careful consideration, the Board of Trustees of AIM Stock Funds has approved the Agreement and proposed combination. They recommend that you vote FOR the proposal.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote.

Sincerely,


/s/ Philip A. Taylor

Philip A. Taylor
President

                             AIM S&P 500 INDEX FUND,
                         A PORTFOLIO OF AIM STOCK FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008

     We cordially invite you to attend our Special Meeting of Shareholders to:

     1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM S&P 500 Index Fund (the "Fund"), an investment portfolio of AIM Stock Funds ("Trust"), will be transferred to AIM Structured Core Fund ("Buying Fund"), an investment portfolio of AIM Counselor Series ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

     2. Elect [13] trustees to the Board of Trustees of Trust, each of whom will serve until his or her successor is elected and qualified.

     3. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 29, 2008 at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on November 30, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


/s/ John M. Zerr

John M. Zerr
Secretary

December __, 2007

       AIM S&P 500 INDEX FUND,                 AIM STRUCTURED CORE FUND,
           A PORTFOLIO OF                            A PORTFOLIO OF
           AIM STOCK FUNDS                     AIM COUNSELOR SERIES TRUST
    11 GREENWAY PLAZA, SUITE 100              11 GREENWAY PLAZA, SUITE 100
      HOUSTON, TEXAS 77046-1173                HOUSTON, TEXAS 77046-1173
           (800) 959-4246                            (800) 959-4246

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                               DECEMBER ___, 2007

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of AIM S&P 500 Index Fund. The Special Meeting will be held on February 29, 2008 at 3:00 p.m., Central Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about December ___, 2007 to all shareholders entitled to vote at the Special Meeting.

     At the Special Meeting, we are asking shareholders of AIM S&P 500 Index Fund (your "Fund") to consider and approve an Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of your Fund, an investment portfolio of AIM Stock Funds ("Trust"), with AIM Structured Core Fund ("Buying Fund"), an investment portfolio of AIM Counselor Series Trust ("Buyer") (the "Reorganization").

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Trustees of Trust (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

     Trust and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Trust and Buying Fund is a series of Buyer. A I M Advisors, Inc. ("AIM") serves as the investment advisor to both your Fund and Buying Fund. AIM is a wholly owned subsidiary of INVESCO PLC ("INVESCO"), an independent global investment management company.

     Your Fund and Buying Fund have similar investment objectives, in that your Fund seeks price performance and income comparable to the S&P 500 Index and Buying Fund seeks long-term growth of capital. See "Comparison of Investment Objectives and Principal Strategies." Your Fund, however, is an index fund while Buying Fund is actively managed.

     We are also asking shareholders of your Fund to vote on the election of [13] trustees to the Board of Trustees of the Trust. The Board of Trustees of the Trust approved the nomination of the persons set forth in this Proxy Statement/Prospectus for election as trustees of the Trust.

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectuses of your Fund (Investor Class and Institutional Class shares) dated November 16, 2007, together with the related Statement of Additional Information dated November 16, 2007 (the "Selling Fund Prospectuses"), are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectuses are incorporated by reference into this Proxy Statement/Prospectus. The Prospectuses of Buying Fund

(Investor Class and Instituinal Class shares) dated December __, 2007 (the "Buying Fund Prospectuses"), and the related Statement of Additional Information dated December __, 2007 and the Statement of Additional Information relating to the Reorganization dated December ___, 2007, are on file with the SEC. The Buying Fund Prospectuses are incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectuses are attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated December ___, 2007 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Trust and Buyer.

     Copies of the Prospectuses of Buying Fund and your Fund and the related Statements of Additional Information are available without charge by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     Trust has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semi-annual report succeeding the annual report, if any. The financial statements should be read in conjunction with the disclosure in this Proxy Statement/Prospectus under the heading "Pending Litigation." If you have not received such reports or would like to receive an additional copy, please contact A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Such reports will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
TO BE UPDATED

Exhibits and Appendices

EXHIBIT A    Classes of Shares of Your Fund and Corresponding Classes of
                Shares of Buying Fund
EXHIBIT B    Trustee Compensation Table
EXHIBIT C    Officers of Trust
EXHIBIT D    Trustee Ownership of Fund Shares
EXHIBIT E    Shares Outstanding of Each Class of Your Fund on Record Date
EXHIBIT F    Ownership of Shares of Your Fund
EXHIBIT G    Ownership of Shares of Buying Fund
EXHIBIT H    Security Ownership of Management
APPENDIX I   Agreement and Plan of Reorganization
APPENDIX II  Prospectuses of Buying Fund (Investor Class and
                Institutional Class shares)
APPENDIX III Discussion of Performance of Buying Fund
APPENDIX IV  Financial Highlights of Buying Fund (Investor Class and
                Institutional Class shares)
APPENDIX V   Pre-approval of Audit and Non-audit Services Policies and
                Procedures

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS. ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AND MYAIM.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     AIM continuously analyzes and reviews its U.S. mutual fund offerings. As part of its review, AIM concluded that it is appropriate to consolidate funds having reasonably similar investment objectives and strategies. AIM believes that the shareholders of your Fund will benefit from the proposed Reorganization because the combination of the funds will allow Buying Fund the best available opportunities for investment management and provide shareholders of your Fund with a viable stand-alone investment option. In addition, we are also asking you to vote on the election of [13] trustees to the Board of Trustees of the Trust in the event that the Reorganization is not approved by shareholders or does not otherwise close.

                                  PROPOSAL 1 -

                            APPROVAL OF THE AGREEMENT

                      TO COMBINE YOUR FUND AND BUYING FUND

                                     SUMMARY

     The Board, including the independent trustees, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. Your Fund and Buying Fund have reasonably similar investment objectives, and both compete for investors looking for a large-cap investment program. In addition, both your Fund and Buying Fund are managed by the same portfolio management team at INVESCO Institutional (N.A.), Inc., sub-advisor to both your Fund and Buying Fund. The Board believes that a larger combined fund may have greater market presence and may achieve greater operating efficiencies because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, will be spread over the greater assets of the combined fund. As noted below, your Fund is an index fund, meaning that it is passively managed by its portfolio managers, while Buying Fund is an actively managed, non-index fund, allowing for greater portfolio manager flexibility. With greater management flexibility, however, comes the potential for greater risks associated with the techniques, analyses, and decisions of the portfolio managers of Buying Fund, and higher management fees associated with the process of active management. For additional information concerning the factors the Board of Trustees considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Trust, a Delaware statutory trust. Buying Fund is a series of Buyer, also a Delaware statutory trust.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Trust and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund have similar investment objectives and invest in similar types of securities, although your Fund is a passively managed index fund while Buying is actively managed. Generally speaking, Buying Fund invests in common stocks of U.S. and foreign companies of different capitalization ranges, presently focusing on large capitalization issues, while your Fund invests entirely in order to fully replicate the performance of the S&P 500 Index. Despite the fact that both funds are designed to provide for long-term growth of capital, your Fund uses a passively managed index strategy and Buying Fund uses an active management strategy. Because your Fund tracks the S&P 500 Index and therefore invests in a much greater number of securities than Buying Fund, there is not a significant overlap between the portfolio holdings of your Fund and Buying Fund (approximately 38% as of June 30, 2007). Therefore, the Reorganization likely will cause a fair amount of portfolio turnover as Buying Fund will need to sell many of its securities after the consummation of the Reorganization in order to reposition its portfolio. This repositioning is likely to result in a high level transaction costs on Buying Fund after the Reorganization closes.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectuses and the Buying Fund Prospectuses, respectively.

        AIM S&P 500 INDEX FUND                  AIM STRUCTURED CORE FUND
             (YOUR FUND)                              (BUYING FUND)
-------------------------------------   ----------------------------------------
                               INVESTMENT ADVISOR

-    A I M Advisors, Inc. ("AIM")       -    A I M Advisors, Inc. ("AIM")

                             INVESTMENT SUB-ADVISOR

-    INVESCO Institutional (N.A.),      -    INVESCO Institutional (N.A.),
     Inc. ("IINA")                           Inc. ("IINA")

                              INVESTMENT OBJECTIVES

-    Price performance and income       -    Long-term growth of capital
     comparable to the Standard &
     Poor's 500 Index (the "S&P 500
     Index")

                              INVESTMENT STRATEGIES

-    Use of a full replication          -    Use of a quantitative, research
     strategy that seeks to duplicate        based model to select potential
     the performance of the S&P 500          investment securities. Then, use of
     Index by investing in the 500           a proprietary and non-proprietary
     common stocks that make up the          computer model to forecast risks
     S&P 500 Index.                          and transaction costs. The
                                             information gathered from this
                                             process is used to structure the
                                             investment portfolio.

-    Seeks to hold each stock in the    -    Uses the S&P 500 Index as a guide
     S&P 500 Index in approximately          in structuring the portfolio and
     the same proportion as its              selecting securities, but the fund
     weighting in the S&P 500 Index.         is not an index fund and will
                                             invest in securities not included
                                             in the S&P 500 Index.

-    Principally purchases common       -    Principally purchases common stock.
     stock.

-    May, from time to time, invest     -    May invest up to 20% in foreign
     in foreign securities as part of        securities.
     replicating the securities held
     in the S&P 500 Index.

-    May invest in derivative           -    May use derivative instruments such
     instruments such as S&P 500             as futures contracts and equity
     Index futures to minimize the           linked derivatives.
     fund's tracking error.

-    The fund is diversified.           -    The fund is diversified.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Investor Class shares of your Fund can be found below. Also included below is a table showing the average annual total returns for the periods indicated for your Fund No performance information is available for Buying Fund because it has not yet completed a full calendar year of operations. For limited performance information concerning Buying Fund, please see "Additional Information About the Agreement -- Board Considerations" and the discussion of the performance of Buying Fund taken from its annual report to shareholders for the annual period ended August 31, 2007 set forth in Appendix III of this Proxy Statement/Prospectus. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectuses, which have been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

     AIM S&P 500 Index Fund (your Fund)

     The bar chart and table shown below provide an indication of the risks of investing in your Fund. Your Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

     The following bar chart shows changes in the performance of your Fund's Investor Class shares from year to year. Investor Class shares are not subject to front-end or back-end sales loads.

YEARS
-----
1998     31.14%
1999     20.20%
2000     -9.97%
2001    -12.38%
2002    -22.85%
2003     27.62%
2004     10.12%
2005      4.26%

     During the periods shown in the bar chart, the highest quarterly return was 21.22% (quarter ended December 31, 1998) and the lowest quarterly return was -17.34% (quarter ended September 30, 2002).

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS

                                                                    SINCE      INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2005)    1 YEAR   5 YEARS   INCEPTION(1)      DATE
-----------------------------------------    ------   -------   ------------   ---------
INVESTOR CLASS                                                                 12/23/97
   Return Before Taxes                        4.26%   (0.19)%      4.76%
   Return After Taxes on Distributions        4.04    (0.43)       4.40
   Return After Taxes on Distributions
      and Sale of Fund Shares                 3.07    (0.26)       3.96
S&P 500 Index(2)                              4.91     0.54        5.21(3)     12/23/97(3)
Lipper S&P 500 Fund Index(2)                  4.65     0.24        4.91(3)     12/23/97(3)


----------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The Standard and Poor's 500 Index (S&P 500 Index) is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The index accounts for approximately 70% of the U.S. market. The performance of the S&P 500 Index is considered one of the best overall indicators of market performance. In addition, the Lipper S&P 500 Fund Index (which may or may not include the fund) is an equally weighted representation of the 30 largest funds in the Lipper S&P 500 category and is included for comparison to a peer group.

(3) The average annual total return given is the same day as the inception date of the Investor Class.

COMPARISON OF FEES AND EXPENSES

     Fee Table

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Investor Class and Institutional Class shares of AIM S&P 500 Index Fund ("Your Fund") and Investor Class and Institutional Class shares of AIM Structured Core Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the Reorganization are also provided. There is no guarantee that actual expenses will be the same as those shown in this table.

                                                                   AIM
                                                                STRUCTURED
                                                                CORE FUND
                                    AIM S&P 500 INDEX FUND     BUYING FUND    AIM STRUCTURED CORE FUND
                                           YOUR FUND              (AS OF             BUYING FUND
                                        (AS OF 7/31/07)          8/31/07)        PRO FORMA COMBINED
                                   ------------------------   -------------   ------------------------
                                   INVESTOR   INSTITUTIONAL   INSTITUTIONAL   INVESTOR   INSTITUTIONAL
                                    CLASS         CLASS           CLASS         CLASS        CLASS
                                    SHARES        SHARES          SHARES       SHARES        SHARES
                                   --------   -------------   -------------   --------   -------------
SHAREHOLDER TRANSACTION
   EXPENSES
Maximum Sales Charge (Load)
   Imposed on Purchase
   (as a percentage of offering
   price)                            None         None            None          None         None
Maximum Deferred Sales Charge
   (as a percentage of original
   purchase price or redemption
   proceeds, as applicable)          None         None            None          None         None
Redemption/Exchange Fee (as a
   percentage of amount
   redeemed/exchanged) (1)           2.00%        2.00%           None          None         None
ANNUAL FUND OPERATING
   EXPENSES (2)
   (expenses that are deducted
   from fund assets) Management
   fees                              0.25%        0.25%           0.60%         0.60%        0.60%
Distribution and/or Service
   (12b-1) Fees                      0.25%        None            None          0.25%        None
Other Expenses (3)                   0.29%        0.20%           5.95%         0.35%        0.26%
Acquired Fund Fees and
   Expenses(4)                       0.00%        0.00%           0.01%         0.00%        0.00%
Total Annual Fund Operating
   Expenses                          0.79%        0.45%           6.56%         1.20%        0.86%
Fee Waiver(5,6)                      0.18%        0.10%           5.78%         0.59%        0.51%
Net Annual Fund Operating
   Expenses                          0.61%        0.35%           0.78%         0.61%        0.35%

(1) A 2% redemption fee is charged on redemptions or exchanges held 30 days or less.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Your Fund is estimated to incur $90,000 of expenses in connection with the reorganization of which AIM will pay 100%. The Buying Fund will incur approximately $60,000 in connection with the Reorganization that AIM will reimburse in accordance with the Buying Fund's contractual expense limitation agreement. These reorganization expenses have not been reflected in the table above.

(4) Acquired fund fees and expenses are not fees or expenses incurred by the fund directly, but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers reflected below in footnote 5 and 6. The impact of the acquired fund fees and expenses are included in the total returns of the fund.

(5) The advisor for AIM S&P 500 Index Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Investor Class and Institutional Class shares to 0.60% and 0.35% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend
     expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.

(6) The advisor for Buying Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above in footnote 5) of Institutional Class shares to 0.75% of average daily net assets, respectively. This expense limitation agreement is in effect through at least June 30, 2008. The advisor for Buying Fund also has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above in footnote 5) of Investor Class and Institutional Class shares to 0.60% and 0.35% of average daily net assets, respectively. This expense limitation agreement is in effect for one year following the closing date of the Reorganization.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Your Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Your Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

     You would pay the following expenses if you redeemed your shares:

                                                       One    Three    Five     Ten
                                                      Year    Years    Years   Years
                                                      ----   ------   ------   ------
AIM S&P 500 INDEX FUND (YOUR FUND)
Investor Class ....................................    $62   $  234   $  421   $  961
Institutional Class ...............................     36      134      242      557
AIM STRUCTURED CORE FUND (BUYING FUND)
Institutional Class ...............................    $80   $1,426   $2,730   $5,817
AIM STRUCTURED CORE FUND (BUYING FUND) - PRO FORMA
   COMBINED
Investor Class ....................................    $62   $  322   $  603   $1,402
Institutional Class ...............................     36      223      427    1,014

     You would pay the following expenses if you did not redeem your shares:

                                                       One    Three    Five      Ten
                                                      Year    Years    Years    Years
                                                      ----   ------   ------   ------
AIM S&P 500 INDEX FUND (YOUR FUND)
Investor Class.....................................    $62   $  234   $  421   $  961
Institutional Class................................     36      134      242      557
AIM STRUCTURED CORE FUND (BUYING FUND)
Institutional Class................................    $80   $1,426   $2,730   $5,817
AIM STRUCTURED CORE FUND (BUYING FUND) - PRO FORMA
   COMBINED
Investor Class.....................................    $62   $  322   $  603   $1,402
Institutional Class................................     36      223      427    1,014

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

     Advisor Compensation

     The current investment advisory fee schedule of your Fund is lower at all asset levels than the current investment advisory fee schedule of Buying Fund due to the passive indexing investment strategy of your Fund as opposed to the active management investment strategy of Buying Fund. In other words, it costs more for AIM to manage the portfolio securities of Buying Fund than your Fund because Buying Fund's managers use various analyses and make decisions on whether to buy and sell portfolio securities for Buying Fund, while for your Fund those decisions are unnecessary because your Fund simply tracks an index. Therefore, based on the combined assets of the two funds, the advisory fee schedule of your Fund would result in lower effective fee rates than the advisory fee schedule of Buying Fund. As a result, your Fund's Board of Trustees determined that it is appropriate for shareholders of the combined fund to pay advisory fees at the higher rate of Buying Fund. However, upon the Board's request, AIM has contractually agreed to waive fees and/or limit expenses of Buying Fund's Investor Class and Institutional Class of shares for a one year period following the consummation of the Reorganization in an amount necessary to limit total annual operating expenses of the Investor and Institutional Classes to 0.60% and 0.35% of average daily net assets, respectively. See "Additional Information About the Agreement -- Board Considerations."

     Effective on the closing of the Reorganization, the current advisory fee schedule applicable to Buying Fund will remain in effect for the combined fund, as follows:

Annual Rate          Net Assets
-----------   -----------------------
    0.60%     First $250 million
   0.575%     Next $250 million
    0.55%     Next $500 million
   0.525%     Next $1.5 billion
    0.50%     Next $2.5 billion
   0.475%     Next $2.5 billion
    0.45%     Next $2.5 billion
   0.425%     Excess over $10 billion

     Because the investment advisory fee schedule applicable to Buying Fund after the Reorganization is higher than the investment advisory fee currently applicable to your Fund, shareholders of your Fund must approve the Reorganization by a "1940 Act Majority." The 1940 Act Majority requirements are explained more fully below under "Vote Necessary to Approve the Agreement."

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are currently available to investors and the corresponding share classes of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found at Exhibit A. For information regarding the features of each of the share classes of your Fund and Buying Fund, see the Selling Fund Prospectuses and the Buying Fund Prospectuses, respectively. Buying Fund has additional share classes that are not discussed in this Proxy Statement/Prospectus because your Fund does not have any share classes that correspond to them.

COMPARISON OF SALES CHARGES

     Your Fund offers Investor Class Shares and Institutional Class Shares, neither of which are subject at any time to an initial sales charge or a CDSC. In connection with the Reorganization, and depending on which shares classes of your Fund that you own, you will receive corresponding Investor Class Shares and/or Institutional Class Shares of Buying Fund, which have the same rights as those respective classes in your Fund, and neither of which have an initial sales charge or CDSC.

COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM.

     Your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Distribution fees are payable to AIM Distributors for distribution services. The fee tables in "Comparison of Fees and Expenses" include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Each class of shares of Buying Fund will have the same aggregate distribution and service fees as the corresponding class of shares of your Fund.

     The purchase and redemption procedures of your Fund and Buying Fund are substantially the same. For information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectuses and the Buying Fund Prospectuses, respectively.

     Your Fund is subject to a redemption fee, whereby you may be charged 2.00% (on redemption proceeds) if you redeem, including redemptions by exchange, shares of your Fund within 30 days of their purchase. Buying Fund is not subject to a redemption fee.

     It is the policy of your Fund to declare and pay quarterly net investment income dividends while Buying Fund does this on an annually basis. Both Funds declare and pay annually capital gain distributions.

THE BOARD'S RECOMMENDATION

     The Board, including the independent trustees of your Fund, unanimously recommends that you vote "FOR" this Proposal 1. For information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations," on page ___ of this Proxy Statement/Prospectus.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     MARKET RISK - The prices of securities held by Buying Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by Buying Fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

     EQUITY SECURITIES RISK - The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     INTEREST RATE RISK - Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

     CREDIT RISK - Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

     FOREIGN SECURITIES RISK - Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

     DERIVATIVES RISK - The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If Buying Fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of Buying Fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligations to complete the transaction with Buying Fund.

     LEVERAGE RISK - The use of derivatives may give rise to a form of leverage. Leverage may cause the Buying Fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by Buying Fund.

     MANAGEMENT RISK - There is no guarantee that the investment techniques and risk analyses used by Buying Fund's portfolio managers will produce the desired results.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are generally similar to those described above for Buying Fund due to the fact that the two funds have similar investment objectives and similar investment strategies.

     As an index fund, your Fund attempts to fully replicate the performance of the S&P 500 Index. Therefore the portfolio managers of your Fund must hold the stocks comprising the S&P 500 Index in generally the same proportion as those 500 stocks are held in the index. Your Fund's portfolio managers generally do not have the flexibility to purchase or sell securities during market upturns and/or downturns, if such purchase or sales would not continue to track the S&P 500 Index. Buying Fund, on the other hand, is actively managed, whereby portfolio managers make decisions of which securities to purchase and sell based on the portfolio managers own decision-making process; there is no requirement for Buying Fund to track an index. Thus, Buying Fund has a greater level of management risk, which is the risk that the techniques and risk analyses used by Buying Fund's portfolio managers will not produce the desired results.

     Buying Fund also is more likely than your Fund to purchase a greater percentage of foreign securities, which are subject to risks associated fluctuations in the value of the U.S. dollar relative to the values of other currencies, among other risks (see above). In addition, your Fund generally does not purchase debt securities such as bonds or other fixed income instruments, while Buying Fund does, thereby incurring credit risk and interest rate risk (see above).

     As a result of your Fund attempting to fully replicate the performance of the S&P 500 Index, your Fund may be more susceptible to the risks associated with large cap stocks than Buying Fund. Although the S&P 500 Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or small- or mid-cap stocks, for instance--your Fund's performance will also lag those investments. After the Reorganization, you may no longer encounter this risk because while Buying Fund does use the S&P 500 Index as a guideline, Buying Fund is not required to do so and the portfolio managers of Buying Fund have greater flexibility to purchase and sell securities not included in the S&P 500 Index.

                          INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buyer. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares at the end of the month which is eight years after the date on which shares were purchased, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the annual period ended August 31, 2007 is set forth in Appendix III of this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the financial highlights for Buying Fund in Appendix IV attached of this Proxy Statement/Prospectus.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on or about April 28, 2008, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on April 25, 2008 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2007 and for the short taxable year beginning on August 1, 2007 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended July 31, 2007 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement and if all of the closing conditions of Trust and Buyer set forth in the Agreement are satisfied (or waived by Trust or Buyer, as applicable).

     As a result, AIM proposes that in order to protect S&P 500 Fund shareholders from either a taxable event, or the uncertainty of what "may" or "may not" be a taxable event, if the circumstances reflect that more than 60% of the S&P 500 Fund's shares are redeemed, any time prior to the Reorganization closing, Trust and Buyer will not consummate the Reorganization.

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Trust will redeem the outstanding shares of your Fund from shareholders in accordance with the applicable Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act.

     Your Fund's net assets have declined substantially as a result of net redemptions, which raises questions about your Fund's continued viability as a stand-alone investment option. As a result, your Fund may not be able to achieve economies of scale unless it is combined with another fund. If shareholders of your Fund do not approve the Agreement or if the Reorganization does not otherwise close, AIM and the Board of Trustees of Trust may consider alternatives to the Reorganization, which may include the termination and liquidation of your Fund.

BOARD CONSIDERATIONS

     AIM proposed, and the Board considered, the Reorganization at an in-person meeting of the Board held on October 28-30, 2007. During the meeting, the Board carefully considered the Reorganization and various other alternatives for your Fund that were identified by AIM, including, among other things, leaving your Fund unchanged and terminating and liquidating your Fund. After fully evaluating and weighing the benefits and detriments of the Reorganization and other alternatives identified by AIM, the Board determined that the Reorganization is the best alternative for the Fund at this time. The Board also determined that the Reorganization is advisable and is in the best interests of your Fund and will not dilute the interests of Fund shareholders.

     Anticipated benefits to shareholders

     The Board approved the Agreement and the Reorganization based on the following anticipated benefits to shareholders:

     - The Board noted that your Fund's net assets have been declining for some time and that in order for your Fund to remain viable and achieve economies of scale, it may be advisable to merge your Fund into another fund. The Board noted that the Reorganization of the Fund into Buying Fund will provide shareholders with the options of (i) transferring their investment to a similar AIM Fund on a tax-free basis in the Reorganization or (ii) redeeming their investment, which may have tax consequences for them. In contrast, the Board noted that terminating and liquidating your Fund would provide shareholders with only one option that may have adverse tax consequences for them.

     - The Board noted that, in addition to the options of (i) transferring their investment to a similar AIM Fund on a tax-free basis in the Reorganization or (ii) redeeming their investment, which may have adverse tax consequences for them, shareholders of your Fund may be permitted to exchange their shares for shares of another AIM Fund, subject to the terms and conditions for exchanges set forth in the prospectuses for the AIM Funds.

     - The Board noted that combining the Fund into another fund via the Reorganization should over time create a larger combined fund with greater market presence. In time, the combined fund may also achieve greater operating efficiencies because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, will be spread over the greater assets of the combined fund.

     - The Board was advised by AIM that it expected Buying Fund to outperform your Fund over longer periods of time. The Board noted that the portfolio managers of Buying Fund use a quantitative management process that is intended to provide for long-term growth of capital and has the potential to outperform your Fund over the long-term. The Board noted that IINA, Buying Fund's sub-advisor, has used the structured core equity investment process that it uses to manage Buying Fund for its institutional clients for approximately 24 years. The Board noted that the performance information provided by AIM demonstrates that the structured core equity investment strategy that IINA utilizes for its institutional clients has generally outperformed the S&P 500 Index, both gross and net of fees, over a 24 year period. The Board further noted that because your Fund is designed to fully replicate the performance of the S&P 500 Index, gross of fees, your Fund's performance net of fees will lag the performance of the S&P 500 Index by the amount of your Fund's fees.

     - The Board noted that the same portfolio managers oversee both your Fund and Buying Fund. The Board further noted that AIM had informed them that your Fund's passive index investment management strategy limits the managers in utilizing their investment management capabilities on your Fund; by contrast, for the Buying Fund, they are able to better utilize their quantitative management process that seeks to provide for growth of capital over the long-term.

     - The Board noted that, upon their request, AIM has contractually agreed to waive fees and/or limit expenses of Buying Fund's Investor Class and Institutional Class shares for a one year period following the consummation of the Reorganization in an amount necessary to limit total annual operating expenses of the Investor and Institutional Classes to 0.60% and 0.35% of average daily net assets, respectively. The Board further noted that this contractual expense limitation will ensure the current total expense ratio structure for your Fund applies to Buying Fund for a one year period following the Reorganization.

     Board considerations

     In evaluating the Reorganization, the Board considered information provided by AIM regarding a number of factors, including:

     - The investment objectives and principal investment strategies of your Fund and Buying Fund.

     - The comparative performance of your Fund, Buying Fund, and other accounts managed by Buying Fund's sub-advisor using the same investment process as that used for Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     -    The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of any unrealized capital gains and capital loss carryforwards available to offset future capital gains of your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     - The projected financial impact to AIM and its affiliates of the Reorganization.

     Investment objectives and strategies. The Board considered that under normal market conditions, your Fund and Buying Fund invest their assets in similar ways. Your Fund seeks to fully replicate the performance of the S&P 500 Index before the deduction of fund expenses. Buying Fund seeks to provide long-term growth of capital through an investment process that uses the S&P 500 Index as a guide in structuring its portfolio selection, but that may invest in securities not included in the S&P 500 Index based on the portfolio managers' active management process. The Board noted that, as a result of its active investment management process, Buying Fund has greater investment risk and higher expenses than your Fund, which is an index fund. Nevertheless, the Board noted that because your Fund's assets have been declining for some time it may be advisable to merge your Fund into Buying Fund in order for your Fund to remain a viable investment. Both AIM and the Board believe the Reorganization provides your Fund with better long-term prospects than the various other alternatives for your Fund that were identified by AIM, including leaving your Fund unchanged and terminating and liquidating your Fund.

     Comparative performance. The Board considered the performance of Class A Shares of Buying Fund in relation to the performance of Investor Class Shares of your Fund (Class A and Investor Class have the same fee structure), as of June 30, 2007.

                AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

                                      One     Five    Ten      Since         Inception
                                      Year   Years   Years   Inception          Date
                                     -----   -----   -----   ---------   -----------------
AIM S&P 500 Index Fund - Investor
Class Shares (your Fund)             19.96%  10.00%   N/A       6.27%    December 23, 1997

AIM Structured Core Fund - Class A
Shares (Buying Fund)                 18.49%    N/A    N/A      13.45%      March 31, 2006

     For more complete performance information, including calendar year returns and benchmark comparisons, see "Comparison of Performance."

     The Board and AIM discussed the likelihood that Buying Fund would outperform your Fund over time given its active investment management process. The Board noted that because your Fund is designed to fully replicate the performance of the S&P 500 Index, gross of fees, your Fund's performance net of fees will lag the performance of the S&P 500 Index by the amount of your Fund's fees. The Board noted that IINA, Buying Fund's sub-advisor, has used the structured core equity investment process that it uses to manage Buying Fund for its institutional clients for approximately 24 years. The Board noted that the performance information provided by AIM demonstrates that the structured core equity investment strategy that IINA utilizes for its institutional clients has generally outperformed the S&P 500 Index, both gross and net of fees, over a 24 year period. AIM noted that while it expects Buying Fund to outperform your Fund over time, Buying Fund performance could lag your Fund's performance during certain periods (like the one year period ended June 30, 2007 shown above).

     The Board considered AIM's recommendation that Buying Fund be the surviving fund in the Reorganization primarily because the portfolio composition of the combined fund is expected to be more like Buying Fund's current portfolio composition than that of your Fund's. The Board noted that your Fund is an index fund that holds every stock in the S&P 500 Index, while Buying Fund is an actively managed fund that uses a broader large-cap universe including stocks in the S&P 500 Index and non-benchmark holdings. Consequently, Buying Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the Reorganization. AIM's analysis concluded that the fact that Buying Fund is significantly smaller than your Fund does not outweigh the primary factors identified in determining that Buying Fund should be the accounting survivor.

     Comparative expenses. The Board also considered the operating expenses your Fund and Buying Fund incur. AIM reported to the Board that, based on the combined assets of the two funds, the advisory fee schedule of Buying Fund would result in an effective fee rate that is 0.40% basis points higher than that of your Fund. This higher advisory fee reflects AIM's higher costs in managing Buying Fund than your Fund due to the active investment process used to manage Buying Fund. AIM's managers use various analyses and actively make decisions on whether to buy and sell securities for Buying Fund. By contrast, these types of decisions are unnecessary for your Fund because your Fund simply tracks an index. In approving the Reorganization and Agreement, the Board considered the fact that, upon their request, AIM contractually agreed to waive fees and/or limit expenses of Buying Fund's Investor Class and Institutional Class of shares for a one year period following the consummation of the Reorganization in an amount necessary to limit total annual operating expenses of the Investor and Institutional Classes to 0.60% and 0.35% of average daily net assets, respectively. Because the advisory fee rates for Buying Fund are higher than those for the Fund, shareholders of your Fund must approve the Reorganization by a "1940 Act Majority," which is explained more fully below under "Vote Necessary to Approve the Agreement."

     Expenses of the Reorganization. The total expenses to be incurred in connection with the Reorganization are expected to be approximately $150,000. Your Fund's expenses are estimated to be $90,000, and Buying Fund's expenses are estimated to be $60,000. The Board noted that AIM has agreed to pay 100% of these expenses. In addition, as discussed under "Comparison of Investment Objectives and Principal Strategies" above, there is not a significant overlap between the portfolio holdings of your Fund and Buying Fund. Therefore, the Reorganization likely will cause a significant amount of portfolio turnover as Buying Fund will need to sell many of its securities after the consummation of the Reorganization in order to reposition its portfolio. This repositioning will likely cause Buying Fund to incur a high level of transaction costs.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the Board meeting discussed above, and after fully evaluating and weighing the benefits and detriments of the Reorganization and other alternatives identified by AIM, the Board determined that the Reorganization is the best alternative for the Fund at this time. The Board also determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. In making these determinations, the Board fully evaluated the various other alternatives for your Fund that had been identified by AIM. Therefore, the Board recommended the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

     The Board requested a follow-up report after the consummation of the Reorganization that shows the actual cost and expenses of the Reorganization.

OTHER TERMS

     If any amendment is made to the Agreement following the mailing of this Proxy Statement/Prospectus and prior to the Closing that would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made that would not have a material adverse effect on shareholders, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Trust and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization.

     The obligations of Buyer to consummate the Reorganization are subject to various conditions of Seller, including the condition that, during the five-year period ending on the date of the Reorganization, your Fund will not have redeemed shares other than in the ordinary course of its business or have made distributions with respect to its shares, except for distributions necessary for its qualification as a regulated investment company and avoidance of excise tax liability, to the extent that the value of any such redeemed shares and the amount of money distributed do not, in the aggregate, exceed 60 percent of the value of the outstanding shares of your Fund on October _, 2007. Net redemptions of shares after October _, 2007, will be deemed made other than in the ordinary course of your Fund's business for this purpose.

     The obligations of Trust and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     -    the shareholders of your Fund shall have approved the Agreement; and

     - Trust and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Trustees of Trust and the Board of Trustees of Buyer may waive without shareholder approval any default by Trust or Buyer or any failure by Trust or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before September 30, 2008.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Trust nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Trust and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust or Buyer are incorrect in any material respect. A copy of the opinion will be filed with the Securities and Exchange Commission and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

     Trust and Buyer are each Delaware statutory trusts. Generally, there are no material differences that currently exist between the rights of shareholders under the Agreement and Declaration of Trust and the rights of shareholders under Buyer's Agreement and Declaration of Trust.

     You should note, however, that Buyer and Trust have called special meetings of the shareholders of Buyer and the shareholders of AIM Dynamics Fund, the other series portfolio of Trust, respectively, at which such shareholders will be asked to vote to approve a proposal to amend their respective Agreement and Declaration of Trust to eliminate the current requirement that shareholders must approve the termination of a trust, series portfolio or share class if there are 100 or more holders of record of such trust, series portfolio or share class. Shareholders of your Fund are not being asked to vote on this proposal and will not have the opportunity to do so because, if the shareholders of AIM Dynamics Fund approve this proposal by the required vote, the vote of the shareholders of your Fund will not affect the outcome of the vote. Therefore, if the shareholders of AIM Dynamics Fund approve this proposal by the required vote, the Board of Trustees of Trust will be able to terminate Trust, any series portfolio of Trust (including your Fund if the Reorganization is not approved) or any share class without shareholder approval, regardless of the number of shareholders of record.

                                 CAPITALIZATION

     The following table sets forth, as of August 31, 2007, (i) the capitalization of each class of shares of your Fund; (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                   PRO FORMA
                                 AIM S&P 500     AIM STRUCTURED                 AIM STRUCTURED
                                 INDEX FUND        CORE FUND                       CORE FUND
                                 (YOUR FUND)     (BUYING FUND)                   (BUYING FUND)
                               INVESTOR CLASS    INVESTOR CLASS    PRO FORMA    INVESTOR CLASS
                                   SHARES          SHARES (1)     ADJUSTMENTS       SHARES
                               --------------   ---------------   -----------   --------------
Net Assets..................    $209,695,897           --                --(2)   $209,695,897
Shares Outstanding..........      13,649,688           --         5,086,613(3)     18,736,301
Net Asset Value Per Share...    $      15.36                                     $      11.19

                                                                                 PRO FORMA
                                AIM S&P 500    AIM STRUCTURED                 AIM STRUCTURED
                                 INDEX FUND       CORE FUND                      CORE FUND
                                (YOUR FUND)     (BUYING FUND)                  (BUYING FUND)
                               INSTITUTIONAL    INSTITUTIONAL    PRO FORMA     INSTITUTIONAL
                                CLASS SHARES    CLASS SHARES    ADJUSTMENTS    CLASS SHARES
                               -------------   --------------   -----------   --------------
Net Assets..................    $21,158,195       $942,115             --(2)    $22,100,310
Shares Outstanding..........      1,438,538         84,013        449,142(3)      1,971,693
Net Asset Value Per Share...         $14.71       $  11.21                      $     11.21

(1) As of August 31, 2007, Investor Class shares of AIM Structured Core Fund did not exist. Investor Class shares were added to AIM Structured Core Fund in connection with the Reorganization. Investor Class shares of AIM Structured Core Fund will commence operations at the Net Asset Value Per Share of AIM Structured Core Fund's Class A shares. Therefore, the Net Asset Value Per Share shown for Investor Class shares of AIM Structured Core Fund in the table above is that of AIM Structured Core Fund's Class A shares.

(2) AIM will bear 100% of AIM S&P 500 Index Fund's Reorganization expenses, therefore Net Assets have not been adjusted for any expenses expected to be incurred by AIM S&P 500 Index Fund in connection with the Reorganization. The AIM Structured Core Fund will incur approximately $60,000 in connection with the Reorganization that AIM will reimburse in accordance with the AIM Structured Core Fund's contractual expense limitation agreement. As a result, there are no Pro Forma Adjustments to Net Assets.

(3) Shares Outstanding have been adjusted for the accumulated change in the number of shares of AIM S&P 500 Index Fund's shareholder accounts based on the relative value of AIM S&P 500 Index Fund's and AIM Structured Core Funds Net asset Value Per Share assuming the Reorganization would have taken place on August 31, 2007.

                                  LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

                          ADDITIONAL INFORMATION ABOUT
                            BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectuses, which have been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectuses, which have been made a part of this Proxy Statement/ Prospectus by reference:
(i) see "Fund Performance" for more information about the performance of your Fund; (ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Shareholder Information" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund; and (v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Trust and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Trust's registration statement containing the Selling Fund Prospectuses and related Statement of Additional Information is Registration No. 811-1474. Such Selling Fund Prospectuses are incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectuses and related Statement of Additional Information is Registration No. 811-01540. Such Buying Fund Prospectuses are incorporated herein by reference.

     Trust and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Trust (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, DC 20549, and at the following regional office of the SEC: 1801 California Street, Suite 4800, Denver, Colorado 80202. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and other registrants that file electronically with the SEC.

                                  PROPOSAL 2 -

                              ELECTION OF TRUSTEES

BACKGROUND

     You are being asked to elect [13] trustees to the Board of Trustees of Trust, each of whom will serve until his or her successor is elected and qualified.

     You are being asked to vote on the election of [13] trustees to the Board of Trustees of the Trust so that, in the event that the Reorganization is not approved by shareholders or does not otherwise close, your Fund will have newly elected trustees.

THE STRUCTURE OF THE BOARD OF TRUSTEES

     The Board currently consists of 14 persons. Twelve of the current trustees are "independent," meaning they are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Two of the current trustees are "interested persons" because of their business and financial relationships with the Trust and AIM, the Trust's investment adviser, and/or AIM's indirect parent, INVESCO.

NOMINEES FOR TRUSTEES

     The Trust's Governance Committee (which consists solely of independent trustees) has approved the nomination of the [11] current independent trustees, as set forth below, to serve as trustee until his or her successor is elected and qualified. The Trust's full Board has approved the nomination of the [2] current interested trustees, as set forth below. Ruth H. Quigley, a current trustee, is retiring effective as of December 31, 2007.

     Each nominee who is a current trustee serves as a trustee of the 16 registered investment companies comprising the mutual funds advised by AIM (the "AIM Funds"). Each nominee who is a current trustee oversees 104 portfolios that comprise the AIM Funds. The business address of each nominee who is a current trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would continue to oversee a total of 16 registered investment companies currently comprising 104 portfolios.

     Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of trustees.

     NOMINEES WHO CURRENTLY ARE INDEPENDENT TRUSTEES

                         TRUSTEE                       PRINCIPAL OCCUPATION(S)          OTHER
NAME AND YEAR OF BIRTH    SINCE    NAME OF TRUST(S)      DURING PAST 5 YEARS     TRUSTEESHIP(S) HELD
----------------------   -------   ----------------   ------------------------   -------------------


     NOMINEES WHO CURRENTLY ARE INTERESTED PERSONS

NAME, YEAR OF BIRTH                                                                     OTHER
AND POSITION(S) HELD     TRUSTEE                       PRINCIPAL OCCUPATION(S)      TRUSTEESHIP(S)
WITH THE TRUST            SINCE    NAME OF TRUST(S)      DURING PAST 5 YEARS             HELD
--------------------     -------   ----------------   ------------------------   -------------------
______________________   _______   ________________   ________________________   ___________________

______________________   _______   ________________   ________________________   ___________________

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent trustees, unanimously recommends that you vote "FOR" these [13] nominees.

COMMITTEES OF THE BOARD

     The Board currently has six standing committees: an Audit Committee, a Compliance Committee, a Governance Committee, an Investments Committee, a Special Market Timing Litigation Committee and a Valuation Committee. Effective January 1, 2008, the Board's Valuation Committee will be reconstituted as a Valuation, Distribution and Proxy Oversight Committee.

     AUDIT COMMITTEE

     The Audit Committee is separately designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Further, the Audit Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act. The current members of the Audit Committee are James T. Bunch, Bruce L. Crockett, Lewis F. Pennock, Dr. Larry Soll, Raymond Stickel, Jr. (Chair), and Ruth H. Quigley (Vice Chair). Effective January 1, 2008, Mr. Bunch will replace Miss Quigley as the Vice Chair of the Audit Committee.

     The Audit Committee's primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants (the "independent auditors") for the Funds; (ii) appoint independent auditors for the Funds; (iii) pre-approve all permissible non-audit services that are provided to the Funds by their independent auditors to the extent required by
Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent auditors; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent auditors; and
(xiv) remain informed (a) of the Funds accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds.

     COMPLIANCE COMMITTEE

     The current members of the Compliance Committee are Frank S. Bayley, Mr. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel.

     The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman;
(xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from INVESCO that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant.

     GOVERNANCE COMMITTEE

     The Governance Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act. The current members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair) and Carl Frischling and Dr. Prema Mathai-Davis.

     The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board of trustees to fill vacancies that arise between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and the committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of the committee of the Board (other than the Compliance Committees), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance Committees will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committees.

     In seeking out potential nominees and in nominating persons to serve as independent trustees of the Funds, the Governance Committees will not discriminate against any person based on his or her race, religion, national origin, gender, physical disability and other factors not relevant to the person's ability to serve as an independent trustee. Evaluation by the Governance Committees of a person as a potential nominee to serve as an independent trustee, including a person nominated by a shareholder, should result in the following findings by the Governance Committees: (i) that, if such nominee is elected or appointed, at least 75% of the trustees will be independent trustees; (ii) that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) with respect to potential nominees who will serve as members of the Audit Committees of the Funds, that the person meets the requirements set forth in the Funds' Audit Committee charter for service on such Committees; (v) that the person can make a positive contribution to the Board and the Funds, with consideration being given to the person's business experience, education and such other factors as the Governance Committees may consider relevant; (vi) that the person is of good character and high integrity; and (vii) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committees can consider recommendations from management in its evaluation process.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the applicable Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner; and (b) the number of shares of each series portfolio of a Trust which are owned of record or beneficially by such shareholder and such beneficial owner.

     A current copy of the Governance Committees' Charter is available at www.__________.

     INVESTMENTS COMMITTEE

     The current members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor, Drs. Mathai-Davis (Vice Chair) and Soll, and Miss Quigley (Vice Chair). Effective January 1, 2008, Dr. Soll will replace Miss Quigley as a Vice Chair of the Investments Committee.

     The Investments Committee's primary purpose is to: (i) assist the Board in their oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Funds, and to recommend what action the full Board and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

     The Investments Committee has established three Sub-Committees. Each Sub-Committee is responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory and sub-advisory arrangements in effect or proposed for the Designated Funds, unless the Investments Committees take such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committees may delegate to the Sub-Committee from time to time.

     SPECIAL MARKET TIMING LITIGATION COMMITTEE

     The current members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair).

     The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committees deem to be full restitution.

     VALUATION COMMITTEE (IN PLACE PRIOR TO JANUARY 1, 2008)

     The current members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll and Taylor and Miss Quigley (Chair).

     The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Board.

     VALUATION, DISTRIBUTION AND PROXY OVERSIGHT COMMITTEE (EFFECTIVE JANUARY 1,
2008)

     The Board has appointed Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), and Taylor, and Drs. Mathai-Davis and Soll to be the members of the Valuation, Distribution and Proxy Oversight Committee, effective January 1, 2008.

     The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in the oversight of creation and maintenance by the principal underwriters of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Board of the AIM Funds.

     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Boards with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee and making reports and recommendations to the full Boards with respect thereto, (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of AIM evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Boards; (v) upon request of AIM, assisting AIM's internal valuation committee or the full Boards in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from AIM regarding liquidity determinations made pursuant to the Liquidity Procedures by AIM and making reports and recommendations to the full Boards with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Boards with respect thereto, and (iii) reviewing other information from the principal underwriters to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Boards with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by AIM and other advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Boards with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by AIM or other advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Boards with respect thereto, and (iii) in implementing its responsibilities in this area, assisting AIM in resolving particular proxy voting issues.

BOARD AND COMMITTEE MEETING ATTENDANCE

     The following table sets forth information regarding the number of meetings held by the Board and each committee of the Board for the Trust's most recently completed fiscal year. All of the current trustees then serving attended at least 75% of the meetings of the Board or applicable committee held during the most recent fiscal year.

                                                                                               SPECIAL
                                                                                               MARKET
                                                                                               TIMING
                                           AUDIT     COMPLIANCE   GOVERNANCE   INVESTMENTS   LITIGATION   VALUATION
                                 BOARD   COMMITTEE    COMMITTEE    COMMITTEE    COMMITTEE     COMMITTEE   COMMITTEE
                                 -----   ---------   ----------   ----------   -----------   ----------   ---------
AIM COUNSELOR  SERIES TRUST(1)   Nine    Six         Seven        Eight        Six           One          Five

(1)  Information disclosed is for the fiscal year ended August 31, 2007.

     Your Fund normally does not hold annual shareholders' meetings; however, to the extent that your Fund does hold annual shareholder meetings, the trustees are encouraged but not required to attend such meetings.

SHAREHOLDERS COMMUNICATIONS WITH THE BOARD

     The Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with a Board or with an individual trustee, such shareholder should send his, her or its communications to Ivy B. McLemore, Senior Vice President, Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046, (713) 214-1904,
ivy.mclemore@aiminvestments.com. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the Manager of Corporate Secretarial Services of A I M Management Group Inc. who shall then promptly forward such shareholder communications to the individual trustee of the Fund to whom they were addressed or to the full Board.

TRUSTEE COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer and meeting fees. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services in such capacities.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2006 is found in Exhibit B.

TRUSTEE RETIREMENT PLAN

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72, subject to a reduction for early payment.

TRUSTEES DEFERRED COMPENSATION AGREEMENTS

     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields, Frischling, Louis S. Sklar (a former trustee) and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP ("PwC") as Trust's independent public accountants for the fiscal year ending August 31, 2008.

     Representatives of PwC are expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

PWC BILLS FOR TRUST

     PwC billed Trust aggregate fees for services rendered to Trust for the last two fiscal years as follows:

                                                                  Percentage
                                                       Fees         of Fees
                        Fees       Percentage of      Billed        Billed
                     Billed for     Fees Billed        for        Applicable
                      Services     Applicable to     Services    to Non-Audit
                      Rendered       Non-Audit       Rendered      Services
                       to AIM         Services        to AIM     Provided for
                      Counselor     Provided for    Counselor     fiscal year
                       Series     fiscal year end     Series       end 2006
                      Trust for    2007 Pursuant    Trust for     Pursuant to
                       fiscal       to Waiver of      fiscal       Waiver of
                      year end      Pre-Approval     year end    Pre-Approval
                        2007      Requirement (1)      2006     Requirement(1)
                     ----------   ---------------   ---------   --------------
AUDIT FEES            $272,969          N/A          $220,075         N/A
AUDIT-RELATED FEES    $      0           0%          $      0          0%
TAX FEES(2)           $ 57,896           0%          $ 41,929          0%

ALL OTHER FEES        $      0           0%          $      0          0%
                      --------                       --------
TOTAL FEES            $330,965           0%          $269,004          0%
                      --------                       --------

PwC billed Trust aggregate non-audit fees of $57,896 for the fiscal year ended 2007, and $41,929 for the fiscal year ended 2006, for non-audit services rendered to Trust.

(1) For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by Trust to PwC during a fiscal year, and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year end August 31, 2007 include fees billed for reviewing tax returns. Tax fees for fiscal year end August 31, 2006 include fees billed for reviewing tax returns and consultation services.

     PwC did not bill any fees for non-audit services to AIM or any entity controlling, controlled by or under common control with AIM that provides ongoing services to your Fund for the last two fiscal years ended August 31, 2007 and August 31, 2006 for Trust.

     The Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures are set forth in Appendix V.

YOUR FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

     AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment adviser and administrator for your Fund.

YOUR FUND'S SUB-ADVISER

     IINA, One Midtown Plaza, 1360 Peachtree Street, N.E. Atlanta, Georgia 30309, is the sub-adviser for your Fund.

YOUR FUND'S PRINCIPAL UNDERWRITER

     AIM Distributors, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for Your Fund.

OFFICERS OF TRUST

     Information regarding the current officers of the Trust can be found in Exhibit C.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding security ownership of management of Trust can be found in Exhibit H.

TRUSTEE OWNERSHIP OF SHARES OF THE YOUR FUND

     The dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee and nominee within the AIM Funds complex can be found in Exhibit D.

                               PENDING LITIGATION

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, AIM, INVESCO Funds Group, Inc. ("IFG"), AIM Distributors and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing. Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, AIM, AIM Distributors and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the AIM Funds' public filings with the SEC and on AIM's internet website
(http://www.aiminvestments.com).

     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about December ___, 2007 to all shareholders entitled to vote. Shareholders of record of your Fund as of the close of business on November 30, 2007 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit E. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 29, 2008, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before the Special Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call Trust at (800) 952-3502] if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Agreement and FOR the proposal to elect the [13] trustees, as recommended by the Board, and in accordance with management's recommendation on other matters.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Trust in writing to the address of Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a proposal is not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to allow for further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a proposal prior to any such adjournment if sufficient votes have been received.

VOTE NECESSARY TO APPROVE THE PROPOSALS

     Proposal 1, approval of the Agreement and, in connection therewith, the sale of all of your Fund's assets and the termination of your Fund as a designated series of the Trust, requires a 1940 Act Majority, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Agreement because approval of the Agreement requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 2, election of trustees, requires the affirmative vote of a plurality of votes cast at the Special Meeting, meaning that the nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

PROXY SOLICITATION

     Trust has engaged the services of Computershare Fund Services ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are expected to be approximately $15,000. Trust expects to solicit proxies principally by mail, but Trust or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Trust's officers will not receive any additional or special compensation for any such solicitation. AIM will bear 100% of your Fund's costs and expenses incurred in connection with the reorganization, including solicitation costs.

OTHER MATTERS

     Management is not aware of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of November 30, 2007, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit F.

     A list of the name, address and percent ownership of each person who, as of November 30, 2007, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit G.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     Information regarding the ownership of each class of your Fund's shares and Buying Fund's shares by trustees and current executive officers of Trust can be found in Exhibits F and G, respectively.

                                    EXHIBIT A

           CLASSES OF SHARES OF YOUR FUND AND CORRESPONDING CLASSES OF
                              SHARES OF BUYING FUND

CLASSES OF SHARES OF YOUR FUND   CORRESPONDING CLASSES OF SHARES OF BUYING FUND
------------------------------   ----------------------------------------------
        Investor Class                           Investor Class
      Institutional Class                      Institutional Class

                                    EXHIBIT B

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of Trust who was not affiliated with AIM during the year ended December 31, 2006.

                                       Aggregate Compensation From Trust(1)
                          --------------------------------------------------------------
                          RETIREMENT BENEFITS   ESTIMATED ANNUAL           TOTAL
                           ACCRUED BY ALL AIM     BENEFITS UPON    COMPENSATION FROM ALL
NAME OF TRUSTEE   TRUST         FUNDS(2)          RETIREMENT(3)         AIM FUNDS(4)
---------------   -----   -------------------   ----------------   ---------------------


(1)

(2)

(3)

(4)

(5)

(6) .

                                    EXHIBIT C

                                OFFICERS OF TRUST

     The following table provides information with respect to the current officers of each Trust. Each officer is elected by each Board and serves for a one year term or until his or her successor is elected and qualified. The business address of each of the following persons is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

Name, Year of Birth and       Officer                      Principal Occupation(s) During Past
Position(s) Held with Trust    Since    Name of Trust(s)                 5 Years
---------------------------   -------   ----------------   -----------------------------------


                                    EXHIBIT D

                        TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex.

                                    EXHIBIT E

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of November 30, 2007, there were the following number of shares outstanding of each class of your Fund:

     YOUR FUND

     Investor Class Shares:
     Institutional Class Shares:

                                    EXHIBIT F

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of November 30, 2007, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                              NUMBER OF
                   CLASS OF     SHARES    PERCENT OWNED OF
NAME AND ADDRESS    SHARES      OWNED          RECORD*
----------------   --------   ---------   ----------------


----------
* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of Trust, the ownership of shares of your Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding shares of each class of your Fund as of November 30, 2007.

                                    EXHIBIT G

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of November 30, 2007, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                   CLASS OF     NUMBER OF    PERCENT OWNED
NAME AND ADDRESS    SHARES    SHARES OWNED     OF RECORD*
----------------   --------   ------------   -------------


----------
* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of Buyer, the ownership of shares of Buying Fund by executive officers and trustees of Buyer as a group constituted less than 1% of the outstanding shares of each class of Buying Fund as of November 30, 2007.

                                   EXHIBIT H

     To the best knowledge of the Trust, the following table sets forth certain information regarding the ownership, as of October 31, 2007, of shares of beneficial interest of your Fund by current executive officers of the Trust. No information is given as to your Fund or a class if an executive officer held no shares of any or all classes of your Fund as of October 31, 2007.

                                                                      APPENDIX I
                                    AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                                       FOR

                             AIM S&P 500 INDEX FUND,

                             A SEPARATE PORTFOLIO OF

                                 AIM STOCK FUNDS

                                OCTOBER 30, 2007

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE 1 DEFINITIONS ....................................................    1
   SECTION 1.1.   Definitions ............................................    1

ARTICLE 2 TRANSFER OF ASSETS .............................................    5
   SECTION 2.1.   Reorganization of Selling Fund .........................    5
   SECTION 2.2.   Computation of Net Asset Value .........................    5
   SECTION 2.3.   Valuation Date .........................................    6
   SECTION 2.4.   Delivery ...............................................    6
   SECTION 2.5.   Termination of Series and Redemption of Selling
                  Fund Shares ............................................    6
   SECTION 2.6.   Issuance of Buying Fund Shares .........................    6
   SECTION 2.7.   Investment Securities ..................................    7
   SECTION 2.8.   Liabilities ............................................    7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER .......................    7
   SECTION 3.1.   Organization; Authority ................................    7
   SECTION 3.2.   Registration and Regulation of Seller ..................    7
   SECTION 3.3.   Financial Statements ...................................    8
   SECTION 3.4.   No Material Adverse Changes; Contingent Liabilities ....    8
   SECTION 3.5.   Selling Fund Shares; Business Operations ...............    8
   SECTION 3.6.   Accountants ............................................    9
   SECTION 3.7.   Binding Obligation .....................................    9
   SECTION 3.8.   No Breaches or Defaults ................................    9
   SECTION 3.9.   Authorizations or Consents .............................    9
   SECTION 3.10.  Permits ................................................   10
   SECTION 3.11.  No Actions, Suits or Proceedings .......................   10
   SECTION 3.12.  Contracts ..............................................   10
   SECTION 3.13.  Properties and Assets ..................................   10
   SECTION 3.14.  Taxes ..................................................   10
   SECTION 3.15.  Benefit and Employment Obligations .....................   11
   SECTION 3.16.  Brokers ................................................   11
   SECTION 3.17.  Voting Requirements ....................................   11
   SECTION 3.18.  State Takeover Statutes ................................   12
   SECTION 3.19.  Books and Records ......................................   12
   SECTION 3.20.  Prospectus and Statement of Additional Information .....   12
   SECTION 3.21.  No Distribution ........................................   12
   SECTION 3.22.  Liabilities of Selling Fund ............................   12
   SECTION 3.23.  Value of Shares ........................................   12
   SECTION 3.24.  Intercompany Indebtedness; Consideration ...............   12

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER ........................   13
   SECTION 4.1.   Organization; Authority ................................   13
   SECTION 4.2.   Registration and Regulation of Buyer ...................   13
   SECTION 4.3.   Financial Statements ...................................   13
   SECTION 4.4.   No Material Adverse Changes; Contingent Liabilities ....   13

   SECTION 4.5.   Registration of Buying Fund Shares .....................   13
   SECTION 4.6.   Accountants ............................................   14
   SECTION 4.7.   Binding Obligation .....................................   14
   SECTION 4.8.   No Breaches or Defaults ................................   15
   SECTION 4.9.   Authorizations or Consents .............................   15
   SECTION 4.10.  Permits ................................................   15
   SECTION 4.11.  No Actions, Suits or Proceedings .......................   15
   SECTION 4.12.  Taxes ..................................................   16
   SECTION 4.13.  Brokers ................................................   16
   SECTION 4.14.  Representations Concerning the Reorganization ..........   16
   SECTION 4.15.  Prospectus and Statement of Additional Information .....   17
   SECTION 4.16.  Value of Shares ........................................   17
   SECTION 4.17.  Intercompany Indebtedness; Consideration ...............   17

ARTICLE 5 COVENANTS ......................................................   18
   SECTION 5.1.   Conduct of Business ....................................   18
   SECTION 5.2.   Expenses ...............................................   18
   SECTION 5.3.   Further Assurances .....................................   18
   SECTION 5.4.   Notice of Events .......................................   19
   SECTION 5.5.   Consents, Approvals and Filings ........................   19
   SECTION 5.6.   Submission of Agreement to Shareholders ................   19

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION .....................   19
   SECTION 6.1.   Conditions Precedent of Buyer ..........................   19
   SECTION 6.2.   Mutual Conditions ......................................   20
   SECTION 6.3.   Conditions Precedent of Seller .........................   21

ARTICLE 7 TERMINATION OF AGREEMENT .......................................   22
   SECTION 7.1.   Termination ............................................   22
   SECTION 7.2.   Survival After Termination .............................   22

ARTICLE 8 MISCELLANEOUS ..................................................   22
   SECTION 8.1.   Survival of Representations, Warranties and Covenants ..   22
   SECTION 8.2.   Governing Law ..........................................   22
   SECTION 8.3.   Binding Effect, Persons Benefiting, No Assignment ......   22
   SECTION 8.4.   Obligations of Buyer and Seller ........................   23
   SECTION 8.5.   Amendments .............................................   23
   SECTION 8.6.   Enforcement ............................................   23
   SECTION 8.7.   Interpretation .........................................   23
   SECTION 8.8.   Counterparts ...........................................   24
   SECTION 8.9.   Entire Agreement; Exhibits and Schedules ...............   24
   SECTION 8.10.  Notices ................................................   24
   SECTION 8.11.  Representations by Investment Adviser ..................   25
   SECTION 8.12.  Successors and Assigns; Assignment .....................   25

EXHIBIT A         Excluded Liabilities of Selling Fund
SCHEDULE 2.1      Classes of Shares of Selling Fund and
                  Corresponding Classes of Shares of Buying Fund
SCHEDULE 3.4      Certain Contingent Liabilities of Selling Fund
SCHEDULE 4.4      Certain Contingent Liabilities of Buying Fund
SCHEDULE 4.5(a)   Classes of Shares of Buying Fund
SCHEDULE 6.2(f)   Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of October 30, 2007 (this "Agreement"), by and among AIM Stock Funds, a Delaware statutory trust ("Seller"), acting on behalf of AIM S&P 500 Index Fund ("Selling Fund"), a separate series of Seller, AIM Counselor Series Trust, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Structured Core Fund ("Buying Fund"), a separate series of Buyer, and A I M Advisors, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Seller desires to provide for the reorganization of Selling Fund through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, the Investment Adviser (as defined below) serves as the investment advisor to both Buying Fund and Selling Fund and is making certain representations, warranties and agreements set forth in this Agreement;

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller and Buyer agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

     "Applicable Law" means the applicable laws of the state of Delaware and shall include the Delaware Statutory Trust Act.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

     "Buyer" means AIM Counselor Series Trust, a Delaware statutory trust.

     "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

     "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

     "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-09913.

     "Buying Fund" means AIM Structured Core Fund, a separate series of Buyer.

     "Buying Fund Auditors" means PricewaterhouseCoopers LLP.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended August 31, 2007.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

     "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means April 28, 2008, or such other date as the parties may mutually agree upon.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Adviser" means A I M Advisors, Inc.

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

     "Required Shareholder Vote" means, if a quorum is present, a 1940 Act Majority, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of such Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Seller" means AIM Stock Funds, a Delaware statutory trust.

     "Seller Custodian" means State Street Bank and Trust acting in its capacity as custodian for the assets of Selling Fund.

     "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-01474.

     "Selling Fund" means AIM S&P 500 Index Fund, a separate series of Seller.

     "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

     "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended July 31, 2007.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Termination Date" means September 30, 2008, or such later date as the parties may mutually agree upon.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "Trustee Benefit Plans" means the Deferred Compensation Agreement for the Directors/Trustees of the AIM Funds, the AIM Funds Retirement Plan for Eligible Directors/Trustees, the Deferred Fee Agreement, the INVESCO Funds Retirement Plan for Independent Directors and the Deferred Retirement Plan Account Agreement.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                    ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2. Computation of Net Asset Value.

          (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

          (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

          (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

          (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4. Delivery.

          (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

          (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series and Redemption of Selling Fund Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5. Selling Fund Shares; Business Operations.

          (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to
Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for Selling Fund's qualification as a regulated investment company and avoidance of excise tax liability, to the extent that the value of any such acquired (or redeemed) shares and the amount of money distributed do not, in the aggregate, exceed 60 percent of the value of the outstanding shares of Selling Fund on October _, 2007 (treating as outstanding shares any shares of Selling Fund that have been acquired by Selling Fund in redemptions described in clause (i) prior to such date). For purposes of clause (i) of this representation, net redemptions of shares of the Selling Fund after October _, 2007 by any Person that is a shareholder of Selling Fund as of such date shall not be considered to be made in the ordinary course of Selling Fund's business as an open-end investment company.

          (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

          (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund. As of the Closing Date, at least 33-1/3% of Selling Fund's portfolio assets (as determined by value) will meet the investment objectives, strategies, policies, risks and restrictions of Buying Fund. Selling Fund did not alter its portfolio in anticipation of the Reorganization to meet the foregoing 33-1/3% threshold.

          (e) Except for the Senior Officer Seller is required to employ pursuant to the Assurance of Discontinuance entered into by the Investment Adviser with the Attorney General of the State of New York on or about October 7, 2004, Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year ending July 31, 2007, are independent registered public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary trust action on the part of Seller, other than approval by the shareholders of Selling Fund, and
(i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Except for the absence of, or default under, Permits (as defined below) that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11. No Actions, Suits or Proceedings.

          (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

          (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed to Seller's Board of Trustees.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14. Taxes.

          (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Selling Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2007 and for the short taxable year beginning on August 1, 2007 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended July 31, 2007 and in such short taxable year (after reduction for any capital loss carryover).

          (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. Except for any obligations under the Trustee Benefit Plans and the Amended and Restated AIM Funds' Incentive/Retention Bonus Plan, Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to, under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of Liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor.

     SECTION 3.24. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of

Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5. Registration of Buying Fund Shares.

          (a) Buying Fund currently has those classes of shares that are set forth on Schedule 4.5(a). Under its Governing Documents, Buyer is authorized to issue an unlimited number of shares of each such class.

          (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

          (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

          (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year ending August 31, 2007, are independent registered public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary trust action on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Except for the absence of, or default under, Permits that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11. No Actions, Suits or Proceedings.

          (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

          (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of

Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed to Buyer's Board of Trustees.

     SECTION 4.12. Taxes.

          (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Buying Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

          (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14. Representations Concerning the Reorganization.

          (a) There is no plan or intention by Buyer or any person related to Buyer to acquire or redeem any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

          (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

          (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations.

          (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund to redeem, or by any person related to Buying Fund to acquire any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor. The fair market value of the assets of Buying Fund will exceed the amount of its liabilities immediately after the exchange.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                    ARTICLE 5

                                    COVENANTS

     SECTION 5.1. Conduct of Business.

          (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects.

          (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects.

     SECTION 5.2. Expenses. Buying Fund shall bear all of its costs and expenses incurred in connection with this Agreement and the Reorganization without any reimbursement therefor. Prior to the submission of the Agreement to the Boards of Trustees of Buyer and Seller for approval, the Investment Adviser, in the ordinary course of its business as a registered investment advisor operating under the Advisors Act, agreed to bear all of the costs and expenses of Selling Fund incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by Selling Fund shall not be reimbursed or paid for by the Investment Advisor unless those expenses are solely and directly related to the Reorganization. Except as provided in the preceding sentence, Selling Fund shall bear all of its costs and expenses incurred in connection with this Agreement and the Reorganization without any reimbursement therefor. Neither Selling Fund nor Buying Fund (nor any Person related to Selling Fund or Buying Fund) will pay or assume any expenses of the Selling Fund Shareholders (including, but not limited to, any expenses of Selling Fund Shareholders that are solely and directly related to the Reorganization).

     SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.4. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.5. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications

     SECTION 5.6. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable and advisable after the date hereof.

                                    ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

          (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) The dividend or dividends described in the last sentence of
Section 3.14(a) shall have been declared.

          (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

          (f) To the extent applicable, the Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by the Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between the Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

          (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

          (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

          (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

          (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.2(f) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

          (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

          (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer (in such capacity) certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                    ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

          (a) by mutual written consent of Seller and Buyer; or

          (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

               (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

               (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

               (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                    ARTICLE 8

                                  MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4. Obligations of Buyer and Seller.

          (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

          (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund. Buyer further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Seller in his or her capacity as an officer of Seller intending to bind Seller as provided herein, and that no officer, trustee or shareholder of Seller shall be personally liable for the liabilities or obligations of Seller incurred hereunder. Finally, Buyer acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund only and not against the assets of Seller generally or assets belonging to any other series of Seller.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in
Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a)  If to Seller:

               AIM Stock Funds
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: John M. Zerr

               with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Christian A. Szautner

          (b)  If to Buyer:

               AIM Counselor Series Trust
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: John M. Zerr
               with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA  19103-7599
               Attn:  Christian A. Szautner

     SECTION 8.11. Representations by Investment Adviser.

          (a) In its capacity as investment adviser to Seller, the Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(a), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

          (b) In its capacity as investment adviser to Buyer, the Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(b), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        AIM STOCK FUNDS, acting on behalf of AIM
                                        S&P 500 INDEX FUND


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Name: Philip A. Taylor
                                        Title: Principal Executive Officer


                                        AIM COUNSELOR SERIES TRUST, acting on
                                        behalf of AIM STRUCTURED CORE FUND


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Name: Philip A. Taylor
                                        Title: Principal Executive Officer


                                        A I M ADVISORS, INC.


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Name: Philip A. Taylor
                                        Title: President

                                    EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 2.1

CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING
                                      FUND

                                     Corresponding Classes of
Classes of Shares of Selling Fund      Shares of Buying Fund
---------------------------------   --------------------------
     AIM S&P 500 Index Fund          AIM Structured Core Fund

      Investor Class Shares            Investor Class Shares
   Institutional Class Shares       Institutional Class Shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

None.

                                  SCHEDULE 4.4

                  CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

None.

                                 SCHEDULE 4.5(A)

                        CLASSES OF SHARES OF BUYING FUND

Classes of Shares of Buying Fund
   Class A Shares
   Class B Shares
   Class C Shares
   Class R Shares
   Investor Class Shares
   Institutional Class Shares

                                 SCHEDULE 6.2(F)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

                                                        AIM STRUCTURED CORE FUND

                                                                     PROSPECTUS

                                                              DECEMBER 20, 2007


AIM Structured Core Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------


This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.



Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "General Information--Share Class Eligibility--Investor Class Shares."


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------

PERFORMANCE INFORMATION                              1
------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2
Expense Example                                      2

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        3
------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           4
------------------------------------------------------
Objective and Strategies                             4
Risks                                                5

DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor(s)                                       6
Advisor Compensation                                 6
Portfolio Manager(s)                                 6

OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------

GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Share Class Eligibility                            A-1

Distribution and Service (12b-1) Fees              A-2

Initial Sales Charges (Class A Shares
  Only)                                            A-2

Contingent Deferred Sales Charges (CDSCs)          A-4

Redemption Fees                                    A-5

Purchasing Shares                                  A-6

Redeeming Shares                                   A-8

Exchanging Shares                                  A-9

Rights Reserved by the Funds                      A-11

Pricing of Shares                                 A-11

Taxes                                             A-12

Payments to Financial Advisors                    A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


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Private Asset Management, AIM Private Asset Management and Design, AIM Stylized
and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
  No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The fund's investment objective is long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.
    The portfolio managers use a quantitative, research based model to select potential investment securities. They then use a proprietary and non-proprietary computer model to forecast risks and transaction costs. The information gathered from this process is used to structure the investment portfolio.
    The fund uses the S&P 500 Index as a guide in structuring the portfolio and selecting securities, but the fund is not an index fund and will invest in securities not included in the index.
    The principal type of equity securities purchased by the fund is common stock. The fund may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives.
    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk              Leverage Risk           Derivatives
Interest Rate Risk       Equity Securities Risk  Risk
Foreign Securities Risk  Credit Risk             Management Risk

    Please see "Investment Objective, Strategies and Risks" for a description of these risks and other risks of investing in the fund.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the fund because it has not yet completed a full calendar year of operations. In the future, the fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance and by showing changes in the fund's performance from year to year.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
------------------------------------------------------------------------------------
(fees paid directly from your                                                           INVESTOR
investment)                             CLASS A     CLASS B     CLASS C     CLASS R      CLASS
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)             5.50%       None        None        None         None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)              None(1)     5.00%       1.00%       None(1)      None(1)
-------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(2)
------------------------------------------------------------------------------------
(expenses that are deducted from                                                        INVESTOR
fund assets)                            CLASS A     CLASS B     CLASS C     CLASS R     CLASS
-------------------------------------------------------------------------------------------------
Management Fees                               %           %           %           %       0.60%

Distribution and/or Service (12b-1)
Fees                                                                                      0.25

  Other Expenses(3)                                                                       6.03

  Acquired Fund Fees and Expenses(4)                                                      0.01

Total Annual Fund Operating Expenses                                                      6.89

Fee Waiver(5)                                                                             5.86

Net Annual Fund Operating Expenses                                                        1.03
-------------------------------------------------------------------------------------------------



(1) [A contingent deferred sales charge may apply in some cases. See "General Information -- Contingent Deferred Sales Charges (CDSCs)."

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Other Expenses are based on estimated amounts for the current fiscal year.


(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers reflected below in footnote 4. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.


(5) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Investor Class shares to 1.00%, 1.75%, 1.75%, 1.25% and 1.00% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the fund may also benefit from a one time credit to be used to offset custodian expenses. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008. The fee waiver reflects this agreement.]


If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
    (i)  invest $10,000 in the fund for the time periods indicated;

    (ii) redeem all of your shares at the end of the periods indicated;

    (iii) earn a 5% return on your investment before operating expenses each year;


    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and



    (v)  incur the applicable initial sales charges (see "General
         Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge)

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR     3 YEARS
---------------------------------------------------------------------------------
Class A
Class B
Class C
Class R
Investor Class                                                  $105      $1,511
---------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                                               1 YEAR     3 YEARS
---------------------------------------------------------------------------------
Class A
Class B
Class C
Class R
Investor Class                                                  $105      $1,511
---------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following assumptions:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;



  - Your investment has a 5% return before expenses each year;



  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;




  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and




  - There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                %            %            %            %            %
Cumulative Return Before
  Expenses                             %            %            %            %            %
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)                %            %            %            %            %
Cumulative Return Before
  Expenses                             %            %            %            %            %
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                %            %            %            %            %
Cumulative Return Before
  Expenses                             %            %            %            %            %
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                %            %            %            %            %
Cumulative Return Before
  Expenses                             %            %            %            %            %
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                %            %            %            %            %
Cumulative Return Before
  Expenses                             %            %            %            %            %
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                %            %            %            %            %
Cumulative Return Before
  Expenses                             %            %            %            %            %
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                %            %            %            %            %
Cumulative Return Before
  Expenses                             %            %            %            %            %
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                %            %            %            %            %
Cumulative Return Before
  Expenses                             %            %            %            %            %
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------


CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                %            %            %            %            %
Cumulative Return Before
  Expenses                             %            %            %            %            %
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                %            %            %            %            %
Cumulative Return Before
  Expenses                             %            %            %            %            %
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $        1   $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------


INVESTOR CLASS                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.03%        6.89%        6.89%        6.89%        6.89%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.97%        2.00%        0.08%        (1.81)%      (3.67)%
End of Year Balance           $10,397.00   $10,200.50   $10,007.71   $ 9,818.56   $ 9,632.99
Estimated Annual Expenses     $   105.04   $   709.58   $   696.17   $   683.01   $   670.11
--------------------------------------------------------------------------------------------

INVESTOR CLASS                  YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            6.89%        6.89%        6.89%        6.89%        6.89%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         (5.49)%      (7.28)%      (9.03)%     (10.75)%     (12.44)%
End of Year Balance           $ 9,450.93   $ 9,272.30   $ 9,097.06   $ 8,925.12   $ 8,756.44
Estimated Annual Expenses     $   657.44   $   645.02   $   632.82   $   620.86   $   609.13
--------------------------------------------------------------------------------------------



[(1) Your actual expenses may be higher or lower than those shown.



(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C, have not been deducted.]


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital.
    The investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies. The principal type of equity securities purchased by the fund is common stock.
    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the S&P 500 Index (the benchmark index). The fund uses the S&P 500 Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.
    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.
    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.
    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.
    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the S&P 500 Index and the return of the portfolio.
    The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's adviser. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


RISKS

The principal risks of investing in the fund are:
    Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.


    Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.


    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.


    Derivatives Risk--The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR(S)

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (the subadvisor or INVESCO Institutional) is located at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


The advisor is to receive a fee from the fund calculated at the annual rate of
     .


    A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement and the sub-advisory agreement of the fund is available in the fund's most recent report to shareholders for the period ended August 31.


PORTFOLIO MANAGER(S)

Investment decisions for the fund are made by investment management teams at INVESCO Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Jeremy S. Lefkowitz, is Portfolio Manager and the lead manager of INVESCO Institutional's Structured Products Group (SPG) Portfolio Management Team. He has been responsible for the fund since inception and has been associated with the advisor and/or its affiliates since 1982. As the lead manager, Mr. Lefkowitz generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Lefkowitz may perform these functions and the nature of these functions, may change from time to time.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

- Maureen Donnellan, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1974.

- W. Lawson McWhorter, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2005. In 2004, he was Head Trader for Managed Quantitative Advisors. From 2000 to 2003, he was Managing Partner at Balsam Capital Management, LLC.

- William E. Merson, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1984.

- Daniel Tsai, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2000.

- Anne M. Unflat, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1988.

    The portfolio managers are assisted by the U.S. SPG Research Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio manager(s) and the team, including biographies of members of the team, may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Structured Core Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section. For more information on contingent deferred sales charges, see "General Information -- Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information has been audited by          , whose report, along with the
fund's financial statements, is included in the fund's annual report, which is available upon request.


    As of the date of this prospectus, the Investor Class shares had not yet commenced operations and, therefore, financial information for such shares is not available.




                                                                   CLASS A
                                                              ------------------
                                                              MARCH 31, 2006
                                                              (DATE OPERATIONS
                                                               COMMENCED)
                                                              THROUGH AUGUST 31,
                                                                  2006
                                                              ------------------
Net asset value, beginning of period                                $
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)
================================================================================
    Total from investment operations
================================================================================
Net asset value, end of period                                      $
________________________________________________________________________________
================================================================================
Total return                                                              %
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          %
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       %
================================================================================
Ratio of net investment income to average net assets                      %
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                   %
________________________________________________________________________________
================================================================================




                                                                   CLASS B
                                                              ------------------
                                                              MARCH 31, 2006
                                                              (DATE OPERATIONS
                                                               COMMENCED)
                                                              THROUGH AUGUST 31,
                                                                  2006
                                                              ------------------
Net asset value, beginning of period                                $
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)
================================================================================
    Total from investment operations
================================================================================
Net asset value, end of period                                      $
________________________________________________________________________________
================================================================================
Total return                                                              %
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          %
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       %
================================================================================
Ratio of net investment income to average net assets                      %
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                   %
________________________________________________________________________________
================================================================================

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------






                                                                   CLASS C
                                                              ------------------
                                                              MARCH 31, 2006
                                                              (DATE OPERATIONS
                                                               COMMENCED)
                                                              THROUGH AUGUST 31,
                                                                  2006
                                                              ------------------
Net asset value, beginning of period                                $
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)
================================================================================
    Total from investment operations
================================================================================
Net asset value, end of period                                      $
________________________________________________________________________________
================================================================================
Total return                                                              %
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          %
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       %
================================================================================
Ratio of net investment income to average net assets                      %
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                   %
________________________________________________________________________________
================================================================================




                                                                   CLASS R
                                                              ------------------
                                                              MARCH 31, 2006
                                                              (DATE OPERATIONS
                                                               COMMENCED)
                                                              THROUGH AUGUST 31,
                                                                  2006
                                                              ------------------
Net asset value, beginning of period                                $
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)
================================================================================
    Total from investment operations
================================================================================
Net asset value, end of period                                      $
________________________________________________________________________________
================================================================================
Total return                                                              %
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          %
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       %
================================================================================
Ratio of net investment income to average net assets                      %
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                   %
________________________________________________________________________________
================================================================================

                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

GENERAL INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors.
The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments.
Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market
Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                                                AIM FUND RETAIL SHARE CLASSES

CLASS A                 CLASS A3            CLASS B               CLASS C              CLASS R             INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
-   Initial sales       -   No initial      -   No initial        -   No initial       -   No initial      -   No initial
    charge which may        sales charge        sales charge          sales charge         sales charge        sales charge
    be waived or
    reduced

-   Contingent          -   No contingent   -   Contingent        -   Contingent       -   Contingent      -   No contingent
    deferred sales          deferred sales      deferred sales        deferred sales       deferred sales      deferred sales
    charge on certain       charge              charge on             charge on            charge on           charge
    redemptions                                 redemptions           redemptions          certain
                                                within six years      within one           redemptions
                                                                      year(3)

-   12b-1 fee of        -   12b-1 fee       -   12b-1 fee         -   12b-1 fee        -   12b-1 fee       -   12b-1 fee
    0.25%(1)                of 0.25%            of 1.00%              of 1.00%(4)          of 0.50%            of 0.25%(1)

                        -   Does not        -   Converts to       -   Does not         -   Does not        -   Does not
                            convert to          Class A shares        convert to           convert to          convert to
                            Class A shares      on or about the       Class A shares       Class A shares      Class A shares
                                                end of the month
                                                which is at
                                                least eight
                                                years after the
                                                date on which
                                                shares were
                                                purchased along
                                                with a pro rata
                                                portion of
                                                reinvested
                                                dividends and
                                                distributions(2)

-   Generally           -   Available       -   Purchase          -   Generally        -   Generally,      -   Generally
    more appropriate        only through a      orders limited        more                 available only      closed to new
    for long-term           limited number      to amount less        appropriate for      to employee         investors
    investors               of funds            than $100,000         short-term           benefit plans
                                                                      investors

                                                                  -   Purchase orders
                                                                      limited to
                                                                      amounts less
                                                                      than $1,000,000
-----------------------------------------------------------------------------------------------------------------------------
(1)  Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash
     Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3)  CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the
Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006, may purchase Class P shares and only until the total of their combined investments in the Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--07/07                            A-1

                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to
Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum
12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

-    Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

-    Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

-    Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase
     Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

-    Any trustee, director, officer or employee of any fund or of INVESCO PLC or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM
Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.    -    Premier Portfolio, Investor Class shares.

-    AIM Money Market Fund, Investor Class shares.      -    Premier U.S. Government Money Portfolio, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.   -    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES                                CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------   -------------------------------------------------------------
                                     INVESTOR'S SALES CHARGE                                         INVESTOR'S SALES CHARGE
                                   --------------------------                                      --------------------------
AMOUNT INVESTED                       AS A % OF    AS A % OF    AMOUNT INVESTED                       AS A % OF     AS A % OF
IN A SINGLE TRANSACTION            OFFERING PRICE  INVESTMENT   IN A SINGLE TRANSACTION            OFFERING PRICE  INVESTMENT
-------------------------------------------------------------   -------------------------------------------------------------
             Less than $   25,000       5.50%         5.82%                  Less than $   50,000       4.75%         4.99%
$ 25,000 but less than $   50,000       5.25          5.54      $ 50,000 but less than $  100,000       4.00          4.17
$ 50,000 but less than $  100,000       4.75          4.99      $100,000 but less than $  250,000       3.75          3.90
$100,000 but less than $  250,000       3.75          3.90      $250,000 but less than $  500,000       2.50          2.56
$250,000 but less than $  500,000       3.00          3.09      $500,000 but less than $1,000,000       2.00          2.04
$500,000 but less than $1,000,000       2.00          2.04
-------------------------------------------------------------   -------------------------------------------------------------

                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

CATEGORY III INITIAL SALES CHARGES                              CATEGORY IV INITIAL SALES CHARGES
-------------------------------------------------------------   -------------------------------------------------------------
                                     INVESTOR'S SALES CHARGE                                         INVESTOR'S SALES CHARGE
                                   --------------------------                                      --------------------------
AMOUNT INVESTED                      AS A % OF      AS A % OF   AMOUNT INVESTED                      AS A % OF      AS A % OF
IN A SINGLE TRANSACTION            OFFERING PRICE  INVESTMENT   IN A SINGLE TRANSACTION            OFFERING PRICE  INVESTMENT
-------------------------------------------------------------   -------------------------------------------------------------
             Less than $  100,000       1.00%         1.01%                  Less than $  100,000       2.50%         2.56%
$100,000 but less than $  250,000       0.75          0.76      $100,000 but less than $  250,000       2.00          2.04
$250,000 but less than $1,000,000       0.50          0.50      $250,000 but less than $  500,000       1.50          1.52
                                                                $500,000 but less than $1,000,000       1.25          1.27
-------------------------------------------------------------   -------------------------------------------------------------

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

-    Any current or retired trustee, director, officer or employee of any fund or of INVESCO PLC or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

-    Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

-    Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

-    Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

-    Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan; or

     c.   all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

-    Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

-    When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM
     Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

-    When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

-    As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the
Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's
Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of
Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM
Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R)
and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

-    A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

-    A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

      SHARES INITIALLY PURCHASED              SHARES HELD AFTER AN EXCHANGE        CDSC APPLICABLE UPON REDEMPTION OF SHARES
--------------------------------------  -----------------------------------------  ------------------------------------------
-   Class A shares of any Category I,   -   Class A shares of any Category I, II   -   1% if shares are redeemed within 18
    II or IV fund                           or IV fund                                 months of initial purchase of any
                                                                                       Category I, II or IV Fund

                                        -   AIM Cash Reserve Shares of AIM Money
                                            Market Fund

                                        -   Class A Shares of AIM Tax-Exempt Cash
                                            Fund

                                        -   Class A3 Shares of AIM Limited
                                            Maturity Treasury Fund and
                                            AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:                                                           CLASS B              CLASS C
-----------------------------------------------------------------------------------------------------------------------------
First                                                                                  5%                   1%
Second                                                                                 4                   None
Third                                                                                  3                   None
Fourth                                                                                 3                   None
Fifth                                                                                  2                   None
Sixth                                                                                  1                   None
Seventh and following                                                                 None                 None
-----------------------------------------------------------------------------------------------------------------------------
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                                      A-4

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
                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

-    If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

-    If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then
Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

-    Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund     AIM Global Aggressive Growth Fund  AIM Gold & Precious Metals Fund       AIM International
AIM China Fund                   AIM Global Equity Fund             AIM High Yield Fund                   Total Return Fund
AIM Developing Markets Fund      AIM Global Growth Fund             AIM International Allocation Fund     AIM Japan Fund
AIM European Growth Fund         AIM Global Health Care Fund        AIM International Core Equity Fund    AIM S&P 500 Index Fund
AIM European Small Company Fund  AIM Global Real Estate Fund        AIM International Growth Fund         AIM Trimark Fund
AIM Floating Rate Fund           AIM Global Value Fund              AIM International Small Company Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund.
The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.
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                                      A-5

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
                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

     Redemption fees generally will not be charged in the following circumstances:

-    Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

-    Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

-    Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

-    Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

-    Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds'
transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select
Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select
Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM
Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.
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
                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                  INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
TYPE OF ACCOUNT                                                                        PER FUND               PER FUND
-----------------------------------------------------------------------------------------------------------------------------
Wrap-fee accounts managed by your financial advisor                                      None                   None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                                 None                   None
Any type of account if the investor is purchasing shares through a systematic
purchase plan                                                                          $   50                   $50
IRAs, Roth IRAs and Coverdell ESAs                                                        250                    25
All other accounts                                                                      1,000                    50
AIM Distributors has the discretion to accept orders for lesser amounts.
-----------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES
-----------------------------------------------------------------------------------------------------------------------------
                         OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
Through a Financial      Contact your financial advisor.                    Contact your financial advisor.
Advisor

By Mail                  Mail completed account application and check to    Mail your check and the remittance slip from your
                         the transfer agent,                                confirmation statement to the transfer agent.
                         AIM Investment Services, Inc., P.O. Box 4739,
                         Houston, TX 77210-4739.

By Wire                  Mail completed account application to the          Call the transfer agent to receive a reference
                         transfer agent. Call the transfer agent at (800)   number. Then, use the wire instructions provided
                         959-4246 to receive a reference number. Then, use  below.
                         the wire instructions provided below.

Wire Instructions        Beneficiary Bank ABA/Routing #: 021000021
                         Beneficiary Account Number: 00100366807
                         Beneficiary Account Name: AIM Investment
                         Services, Inc.
                         RFB: Fund Name, Reference #
                         OBI: Your Name, Account #

By Telephone             Open your account using one of the methods         Select the AIM Bank Connection(SM) option on your
                         described above.                                   completed account application or complete a
                                                                            Special Account Options Form. Mail the
                                                                            application or form to the transfer agent. Once
                                                                            the transfer agent has received the form, call
                                                                            the transfer agent at the number below to place
                                                                            your purchase order.

Automated Investor Line  Open your account using one of the methods         Call the AIM 24-hour Automated Investor Line at
                         described above.                                   1-800-246-5463. You may place your order after
                                                                            you have provided the bank instructions that will
                                                                            be requested.

By Internet              Open your account using one of the methods         Access your account at www.aiminvestments.com.
                         described above.                                   The proper bank instructions must have been
                                                                            provided on your account. You may not purchase
                                                                            shares in retirement accounts on the internet.
-----------------------------------------------------------------------------------------------------------------------------
     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the
Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.
Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost
Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is
$50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the
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                                      A-7

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
                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

-    Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

-    Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the
transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE)
in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and
Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES
-----------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor   Contact your financial advisor or intermediary (including your retirement plan administrator).
or Other Intermediary

By Mail                       Send a written request to the transfer agent which includes:

                              -    Original signatures of all registered owners/trustees;

                              -    The dollar value or number of shares that you wish to redeem;

                              -    The name of the fund(s) and your account number; and

                              -    Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                  Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                              -    Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have not previously declined the telephone redemption privilege.

                              You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone.
                              Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line       Call the AIM 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at www.aiminvestments.com. You will be allowed to redeem by
                              Internet if:

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have already provided proper bank information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.
-----------------------------------------------------------------------------------------------------------------------------
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                                      A-8

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                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

-    When you request that redemption proceeds be paid to someone other than the registered owner of the account.

-    When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

-    When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions.
Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees.
Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a
Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes
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                                      A-9

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
                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

-----------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                                        EXCHANGE TO
-----------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares                                              Class A, A3, B, C, R, Investor Class
Class A                                                              Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                                                             Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                                                       Class A, A3, Investor Class
Class P                                                              Class A, A3, AIM Cash Reserve Shares
Class B                                                              Class B
Class C                                                              Class C
Class R                                                              Class R
-----------------------------------------------------------------------------------------------------------------------------

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

-    Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

-    Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

-    Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3
     Shares of those funds.

-    AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

-    Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

-    If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds);
provided, however, that the following transactions will not count toward the exchange limitation:

-    Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

-    Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

-    Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

-    Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM
Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.
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                                      A-10

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
                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

-    Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

-    Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio
     Rebalancing Program.

-    Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of
Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S.
dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S.
market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services.
A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and
Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM
Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures and options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service.
Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and
Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier
Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio,
Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S.
Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio,
Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can
purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money
Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier
NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S.
Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions.
Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information
Regarding the Fund" in the applicable fund's prospectus.

                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM
Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as
"shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system
(on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor
(Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and
Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM
Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM
Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds.
However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

-    The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds

                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds'
transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt
Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

-    The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

-    One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

-    The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

-    Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal.
Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited
Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

-    Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

-    One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries
(rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity
Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

                                                         -------------
                                                         THE AIM FUNDS
                                                         -------------

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings.
However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.


If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:       (800) 959-4246
ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Structured Core Fund
   SEC 1940 Act file number: 811-09913
----------------------------------------

AIMinvestments.com     SCOR-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                          INSTITUTIONAL CLASS SHARES OF

                             AIM FLOATING RATE FUND
                              AIM MULTI-SECTOR FUND
                            AIM STRUCTURED CORE FUND
                           AIM STRUCTURED GROWTH FUND
                            AIM STRUCTURED VALUE FUND

                         Supplement dated June 29, 2007
                    to the Prospectus dated December 29, 2006
              as supplemented February 28, 2007 and March 12, 2007


The following replaces in its entirety the information appearing under the heading "FEE TABLE AND EXPENSE EXAMPLE" on pages 10 and 11 of the prospectus:

"FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds.

SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------------------------------
(fees paid directly from
your investment)
                              FLOATING RATE       MULTI-SECTOR       STRUCTURED CORE       STRUCTURED GROWTH       STRUCTURED VALUE
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load)
Imposed on Purchases
(as a percentage of
offering
price)                            None                None                None                    None                    None

Maximum Deterred Sales
Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                None                None                None                    None                    None

Redemption/
Exchange Fee
(as a percentage of
amount redeemed/
exchanged)                       2.00%(1)             None                None                    None                    None
------------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
------------------------------------------------------------------------------------------------------------------------------------
(expenses that are
deducted from fund assets)    FLOATING RATE       MULTI-SECTOR       STRUCTURED CORE       STRUCTURED GROWTH       STRUCTURED VALUE

------------------------------------------------------------------------------------------------------------------------------------
Management Fees                   0.65%              0.68%(3)             0.60%                   0.60%                   0.60%


Distribution and/or
Service (12b-1) Fees              None                None                None                    None                    None

    Other Expenses                0.33                0.15               0.97(4)                  0.97(4)                 0.97(4)

    Interest                      0.55(5)              -                   -                        -                       -

Total Other Expenses              0.88                0.15                0.97                    0.97                    0.97

Total Annual Fund                 1.53                0.83                1.57                    1.57                    1.57

Operating Expenses

Fee Waiver                         -                   -                 0.82(6)                  0.82(6)                 0.82(6)

Net Annual Fund Operating
Expenses                         1.53(7)              0.83                0.75                    0.75                    0.75
------------------------------------------------------------------------------------------------------------------------------------

(1) You may be charged a 2.00% fee on redemptions or exchanges of Institutional Class shares held 30 days or less. See "Shareholder Information -- Redeeming Shares -- Redemption Fee" for more information.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for Multi-Sector. Pursuant to the new fee schedule, Multi-Sector's maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.

(4) Other Expenses of Structured Core, Structured Growth and Structured Value are estimated for the current fiscal year (i) based on a projected level of average net assets; and (ii) on the assumption there will be no expenses incurred which are excluded from the expense limitation agreement discussed in footnote 6 below.

(5) Interest expense for Floating Rate has been restated to reflect current fees and expenses of the fund.

(6) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of the Institutional Class shares to 0.75%, 0.75% and 0.75% of average daily net assets of Structured Core, Structure Growth and Structured Value, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred, but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.


(7) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of the Institutional Class shares of Floating Rate to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangement from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. The expense limitation agreement is in effect through at least June 30, 2008.

If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds. The expense example assumes you:

(i)   invest $10,000 in the fund for the time periods indicated;

(ii)  redeem all of your shares at the end of the periods indicated;

(iii) earn a 5% return on your investment before operating expenses each year;
      and

(iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).

      To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR       3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Floating Rate                 $156          $483          $834            $1,824

Multi-Sector                   85           265            460            1,025

Structured Core                77           415            N/A             N/A

Structured Growth              77           415            N/A             N/A

Structured Value               77           415            N/A             N/A"
--------------------------------------------------------------------------------


The following replaces in its entirety the information appearing under the heading "HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION" on page 12 of the prospectus:

"The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of each fund's expenses, including investment advisory fees and other fund costs, on each fund's returns over a 10-year period. The example reflects the following:

      - You invest $10,000 in the fund and hold it for the entire 10-year period;

      -     Your investment has a 5% return before expenses each year; and

      - Multi-Sector's, Structured Core's, Structured Growth's and Structured Value's current annual expense ratios include any applicable contractual fee waiver or expense reimbursement for the period committed.

     There is no assurance that the annual expense ratio will be the expense ratio for a fund's Institutional Class for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

FLOATING RATE
-- INSTITUTIONAL
CLASS                 YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5     YEAR 6     YEAR 7     YEAR 8     YEAR 9    YEAR 10
------------------------------------------------------------------------------------------------------------------------------------
Annual
Expense
Ratio*                 1.53%      1.53%      1.53%      1.53%      1.53%      1.53%      1.53%      1.53%      1.53%      1.53%

Cumulative
Return
Before
Expenses               5.00%      10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%

Cumulative
Return
After
Expenses               3.47%      7.06%      10.78%     14.62%     18.60%     22.71%     26.97%     31.38%     35.93%     40.65%

End of
Year
Balance             $10,347.00 $10,706.04 $11,077.54 $11,461.93 $11,859.66 $12,271.19 $12,697.00 $13,137.59 $13,593.46 $14,065.15

Estimated
Annual
Expenses              $155.65    $161.06    $166.64    $172.43    $178.41    $184.60    $191.01    $197.63    $204.49    $211.59
------------------------------------------------------------------------------------------------------------------------------------

MULTI-SECTOR --       YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5     YEAR 6     YEAR 7     YEAR 8     YEAR 9     YEAR 10
INSTITUTIONAL
CLASS
------------------------------------------------------------------------------------------------------------------------------------
Annual Expense
Ratio*                  0.83%      0.83%      0.83%      0.83%      0.83%      0.83%      0.83%      0.83%      0.83%      0.83%

Cumulative
Return Before
Expenses                5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%

Cumulative
Return After
Expenses                4.17%      8.51%     13.04%     17.75%     22.66%     27.78%     33.11%     38.66%     44.44%     50.46%

End of Year
Balance             $10,417.00 $10,851.39 $11,303.89 $11,775.26 $12,266.29 $12,777.80 $13,310.63 $13,865.68 $14,443.88 $15,046.19

Estimated
Annual Expenses        $84.73     $88.26     $91.94     $95.78     $99.77    $103.93    $108.27    $112.78    $117.48    $122.38
------------------------------------------------------------------------------------------------------------------------------------


STRUCTURED CORE       YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5     YEAR 6     YEAR 7     YEAR 8     YEAR 9     YEAR 10
--
INSTITUTIONAL
CLASS
------------------------------------------------------------------------------------------------------------------------------------
Annual Expense
Ratio*                  0.75%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%

Cumulative
Return Before
Expenses                5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%

Cumulative
Return After
Expenses                4.25%      7.83%     11.52%     15.35%     19.31%     23.40%     27.63%     32.01%     36.54%     41.22%

End of Year
Balance             $10,425.00 $10,782.58 $11,152.42 $11,534.95 $11,930.60 $12,339.82 $12,763.07 $13,200.85 $13,653.63 $14,121.95

Estimated
Annual Expenses        $76.59    $166.48    $172.19    $178.10    $184.20    $190.52    $197.06    $203.82    $210.81    $218.04
------------------------------------------------------------------------------------------------------------------------------------

STRUCTURED            YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5     YEAR 6     YEAR 7     YEAR 8     YEAR 9     YEAR 10
GROWTH --
INSTITUTIONAL
CLASS
------------------------------------------------------------------------------------------------------------------------------------
Annual Expense
Ratio*                  0.75%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%

Cumulative
Return Before
Expenses                5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%

Cumulative
Return After
Expenses                4.25%      7.83%     11.52%     15.35%     19.31%     23.40%     27.63%     32.01%     36.54%     41.22%

End of Year
Balance             $10,425.00 $10,782.58 $11,152.42 $11,534.95 $11,930.60 $12,339.82 $12,763.07 $13,200.85 $13,653.63 $14,121.95

Estimated
Annual Expenses        $76.59    $166.48    $172.19    $178.10    $184.20    $190.52    $197.06    $203.82    $210.81    $218.04
------------------------------------------------------------------------------------------------------------------------------------

STRUCTURED            YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5     YEAR 6     YEAR 7     YEAR 8     YEAR 9     YEAR 10
VALUE --
INSTITUTIONAL
CLASS
------------------------------------------------------------------------------------------------------------------------------------
Annual Expense
Ratio*                  0.75%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%

Cumulative
Return Before
Expenses                5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%

Cumulative
Return After
Expenses                4.25%      7.83%     11.52%     15.35%     19.31%     23.40%     27.63%     32.01%     36.54%     41.22%

End of Year
Balance             $10,425.00 $10,782.58 $11,152.42 $11,534.95 $11,930.60 $12,339.82 $12,763.07 $13,200.85 $13,653.63 $14,121.95

Estimated
Annual Expenses        $76.59    $166.48    $172.19    $178.10    $184.20    $190.52    $197.06    $203.82    $210.81    $218.04

------------------------------------------------------------------------------------------------------------------------------------

(1)        Your actual expenses may be higher or lower than those shown."

The following information is added as a new fourth paragraph under the heading "FUND MANAGEMENT - THE ADVISOR" found on page 22 of the prospectus:

      "The fund expects that the SEC will, in the near future, provide notice to the public that it has approved the distribution methodology (the "IDC Plan") determined by AIM's independent distribution consultant, as described above, and that payments from the two fair funds described above may be distributed in accordance with the terms of the IDC Plan. AIM has informed the fund that, as soon as practicable upon the SEC's issuance of such notice, AIM intends to make or cause to be made available further details regarding the IDC Plan and planned distributions thereunder on AIM's website, available at http://www.aiminvestments.com. AIM's website is not a part of the fund's prospectus. While the fund expects that the SEC will make the above-described notice available in the near future, neither AIM nor the fund is able to guarantee this or make any specific representation as to the actual timing of such notice's availability."

                          INSTITUTIONAL CLASS SHARES OF

                             AIM FLOATING RATE FUND
                              AIM MULTI-SECTOR FUND
                            AIM STRUCTURED CORE FUND
                           AIM STRUCTURED GROWTH FUND
                            AIM STRUCTURED VALUE FUND

                     Supplement dated March 12, 2007 to the
                       Prospectus dated December 29, 2006
                        as supplemented February 28, 2007


The following information should replace in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGER(s) - MULTI-SECTOR" on page 23 of the prospectus:

     o "Mark D. Greenberg (lead manager with respect to the fund's investments in the leisure sector), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1996.

     o Lanny H. Sachnowitz (lead manager with respect to the fund's investments in the technology sector), Senior Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the advisor and/or its affiliates since 1987.

     o John S. Segner (lead manager with respect to the fund's investments in the energy sector), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1997.

     o Michael J. Simon (lead manager with respect to the fund's investments in the financial services sector), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2001.

     o Derek M. Taner (lead manager with respect to the fund's investments in the health care sector), Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the advisor and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.

         The portfolio managers are assisted by the Basic Value, Diversified Dividend, Energy/Gold/Utilities, Global Health Care, Leisure and Technology Teams."

                   AIM COUNSELOR SERIES TRUST                                            AIM INVESTMENT SECURITIES FUNDS

          AIM Floating Rate Fund - Institutional Class                          AIM Global Real Estate Fund - Institutional Class
           AIM Multi-Sector Fund - Institutional Class                              AIM High Yield Fund - Institutional Class
         AIM Structured Core Fund - Institutional Class                               AIM Income Fund - Institutional Class
        AIM Structured Growth Fund - Institutional Class                     AIM Intermediate Government Fund - Institutional Class
         AIM Structured Value Fund - Institutional Class                    AIM Limited Maturity Treasury Fund - Institutional Class
            Supplement dated February 28, 2007 to the                              AIM Money Market Fund - Institutional Class
               Prospectus dated December 29, 2006                                  AIM Real Estate Fund - Institutional Class
                                                                                 AIM Short-Term Bond Fund - Institutional Class
                         AIM FUNDS GROUP                                        AIM Total Return Bond Fund - Institutional Class
                                                                                    Supplement dated February 28, 2007 to the
          AIM Basic Balanced Fund - Institutional Class                                Prospectus dated November 17, 2006
           AIM Global Value Fund - Institutional Class                       as supplemented December 13, 2006 and January 25, 2007
   AIM International Small Company Fund - Institutional Class
       AIM Mid Cap Basic Value Fund - Institutional Class                                       AIM SECTOR FUNDS
         AIM Small Cap Equity Fund - Institutional Class
            Supplement dated February 28, 2007 to the                                 AIM Energy Fund - Institutional Class
                 Prospectus dated April 24, 2006                                    AIM Technology Fund - Institutional Class
         as supplemented May 1, 2006, September 20, 2006                            AIM Utilities Fund - Institutional Class
                      and October 30, 2006                                          Supplement dated February 28, 2007 to the
                                                                                         Prospectus dated July 31, 2006
                        AIM GROWTH SERIES                                              as supplemented September 20, 2006

           AIM Basic Value Fund - Institutional Class                                            AIM STOCK FUNDS
     AIM Conservative Allocation Fund - Institutional Class
          AIM Global Equity Fund - Institutional Class                               AIM Dynamics Fund - Institutional Class
        AIM Growth Allocation Fund - Institutional Class                          AIM S&P 500 Index Fund - Institutional Class
        AIM Income Allocation Fund - Institutional Class                            Supplement dated February 28, 2007 to the
     AIM International Allocation Fund - Institutional Class                           Prospectus dated November 17, 2006
       AIM Mid Cap Core Equity Fund - Institutional Class
       AIM Moderate Allocation Fund - Institutional Class                                     AIM TAX-EXEMPT FUNDS
    AIM Moderate Growth Allocation Fund - Institutional Class
AIM Moderately Conservative Allocation Fund - Institutional Class             AIM High Income Municipal Fund - Institutional Class
         AIM Small Cap Growth Fund - Institutional Class                      AIM Tax-Free Intermediate Fund - Institutional Class
            Supplement dated February 28, 2007 to the                               Supplement dated February 28, 2007 to the
                 Prospectus dated April 24, 2006                                         Prospectus dated July 31, 2006
       as supplemented August 23, 2006, September 20, 2006                             as supplemented September 20, 2006
                      and December 13, 2006

         AIM Independence Now Fund - Institutional Class
        AIM Independence 2010 Fund - Institutional Class
        AIM Independence 2020 Fund - Institutional Class
        AIM Independence 2030 Fund - Institutional Class
        AIM Independence 2040 Fund - Institutional Class
        AIM Independence 2050 Fund - Institutional Class
            Supplement dated February 28, 2007 to the
                Prospectus dated January 31, 2007


The following information replaces in its entirety the information appearing under the heading "SHAREHOLDER INFORMATION - PURCHASING SHARES - ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS" in the prospectus:

"A I M Distributors, Inc. (ADI) or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources and from ADI's retention of underwriting concessions. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

  ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when it makes these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

  ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

  ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets."

You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges."

                                                          AIM FLOATING RATE FUND
                                                           AIM MULTI-SECTOR FUND
                                                        AIM STRUCTURED CORE FUND
                                                      AIM STRUCTURED GROWTH FUND
                                                       AIM STRUCTURED VALUE FUND

                                                                     PROSPECTUS
                                                              DECEMBER 29, 2006

INSTITUTIONAL CLASSES

AIM Floating Rate Fund's investment objectives are to provide a high level of current income and secondly, preservation of capital.

AIM Multi-Sector Fund's investment objective is capital growth.

AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the funds:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY                                  1
------------------------------------------------------
AIM Floating Rate Fund                               1
AIM Multi-Sector Fund                                2
AIM Structured Core Fund                             2
AIM Structured Growth Fund                           3
AIM Structured Value Fund                            4
PERFORMANCE INFORMATION                              6
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                       10
------------------------------------------------------
Fee Table                                           10
Expense Example                                     10
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                       12

------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                             13
------------------------------------------------------
OBJECTIVES AND STRATEGIES                           13
Floating Rate                                       13
Multi-Sector                                        14
Structured Core                                     15
Structured Growth                                   15
Structured Value                                    16
RISKS                                               17
Floating Rate                                       17
Multi-Sector                                        18
Structured Core                                     19
Structured Growth                                   20
Structured Value                                    20
DISCLOSURE OF PORTFOLIO HOLDINGS                    21
------------------------------------------------------
FUND MANAGEMENT                                     22
------------------------------------------------------
The Advisor(s)                                      22
Advisor Compensation                                23
Portfolio Manager(s)                                23
OTHER INFORMATION                                   24
------------------------------------------------------
Dividends and Distributions                         24
Suitability for Investors                           24
FINANCIAL HIGHLIGHTS                                25
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Purchasing Shares                                  A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-2
Redeeming Shares                                   A-4
Exchanging Shares                                  A-5
Pricing of Shares                                  A-5
Taxes                                              A-7
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

AIM FLOATING RATE FUND (FLOATING RATE)

Investment Objectives................. The fund's investment objectives are to provide a high level of current income
                                       and, secondarily, preservation of
                                       capital.

Primary Investment Strategies......... The fund normally invests at least 80% of its assets in senior secured floating
                                       rate loans made by banks and other
                                       financial institutions and in senior
                                       secured floating rate debt securities.

                                       The fund invests in loans and debt
                                       securities that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower's assets and the general quality and creditworthiness of the borrower.

                                       The fund may invest all or substantially all of its assets in floating rate loans or floating rate debt securities that are determined to be below investment grade quality (junk bonds).

                                       The fund may invest up to 100% of its
                                       assets in floating rate loans and
                                       floating rate debt securities of non-U.S.
                                       borrowers or issuers.

                                       The fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the fund's total assets after such borrowing.

                                       The fund may invest up to 20% of its net assets in other types of debt obligations or securities, including unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations.

                                       The fund may also invest in derivative
                                       instruments such as credit-linked notes
                                       and collateralized loan obligations.

                                       The fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.

                                       Please see "Investment Objectives,
                                       Strategies and Risks" for additional
                                       information regarding the fund's
                                       investment strategies.

Principal Risks....................... Among the principal risks of investing in the fund, which could adversely affect
                                       its net asset value, yield and total
                                       return are:

                                                              Market Risk                    Interest Rate Risk
                                                              Credit Risk                    Prepayment Risk
                                                              Foreign Securities Risk        Liquidity Risk
                                                              Derivatives Risk               Leverage Risk
                                                              Non-Diversification Risk       Risks Relating to Banking and
                                                              Management Risk                 Financial Services
                                                                                             Industries

                                       Please see "Investment Objectives,
                                       Strategies and Risks" for a description
                                       of these risks and other risks of
                                       investing in the fund.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

                                       There is a risk that you could lose all
                                       or a portion of your investment in the
                                       fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

AIM MULTI-SECTOR FUND (MULTI-SECTOR)

Investment Objective.................. The fund's investment objective is capital growth.

Primary Investment Strategies......... The fund invests, normally, with respect to at least 80% of its assets, one-fifth of its assets in equity securities of issuers doing business in each of the following five sectors: energy, financial services, health sciences, leisure and technology.

                                       The fund's investments in the five
                                       sectors are rebalanced on an annual basis in order to keep them within their approximate one-fifth weighting per sector.

                                       The principal type of equity securities
                                       purchased by the fund is common stock.

                                       In selecting securities, the portfolio
                                       managers use a research-oriented
                                       "bottom-up" investment approach, focusing on company fundamentals, growth and value prospects. In general, the fund emphasizes companies that the advisor believes are well managed and will generate above-average long-term capital appreciation.

                                       The fund may invest up to 25% of its
                                       total assets in foreign securities.
                                       Securities of Canadian issuers and
                                       American Depositary Receipts are not
                                       subject to this 25% limitation.

                                       Please see "Investment Objective,
                                       Strategies and Risks" for additional
                                       information regarding the fund's
                                       investment strategies.

Principal Risks....................... Among the principal risks of investing in the fund, which could adversely affect
                                       its net asset value, yield and total
                                       return are:

                                                              Market Risk                     Equity Securities Risk
                                                              Foreign Securities Risk         Sector Fund Risk
                                                              Energy Sector Risk              Financial Services Sector Risk
                                                              Health Sciences Sector Risk     Leisure Sector Risk
                                                              Technology Sector Risk          Unseasoned Issuer Risk
                                                              Market Capitalization Risk      Independent Management of
                                                              Management Risk                  Sector Risk

                                       Please see "Investment Objective,
                                       Strategies and Risks" for a description
                                       of these risks and other risks of
                                       investing in the fund.

                                       There is a risk that you could lose all
                                       or a portion of your investment in the
                                       fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

AIM STRUCTURED CORE FUND (STRUCTURED CORE)

Investment Objective.................. The fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

Primary Investment Strategies......... The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.

                                       The portfolio managers use a
                                       quantitative, research based model to
                                       select potential investment securities.
                                       They then use a proprietary and non-
                                       proprietary computer model to forecast
                                       risks and transaction costs. The
                                       information gathered from this process is used to structure the investment portfolio.

                                       The fund uses the S&P 500 Index as a
                                       guide in structuring the portfolio and
                                       selecting securities, but the fund is not an index fund and will invest in securities not included in the index.

                                       The principal type of equity securities
                                       purchased by the fund is common stock.

                                       The fund may invest up to 20% of its
                                       assets in foreign securities and up to
                                       20% of its assets in debt securities.

                                       The fund may also invest in derivative
                                       instruments such as futures contracts and equity linked derivatives.

                                       Please see "Investment Objective,
                                       Strategies and Risks" for additional
                                       information regarding the fund's
                                       investment strategies.

Principal Risks....................... Among the principal risks of investing in the fund, which could adversely affect
                                       its net asset value, yield and total
                                       return are:

                                                              Market Risk                           Equity Securities Risk
                                                              Interest Rate Risk                    Credit Risk
                                                              Foreign Securities Risk               Derivatives Risk
                                                              Leverage Risk                         Management Risk

                                       Please see "Investment Objective,
                                       Strategies and Risks" for a description
                                       of these risks and other risks of
                                       investing in the fund.

                                       There is a risk that you could lose all
                                       or a portion of your investment in the
                                       fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

AIM STRUCTURED GROWTH FUND (STRUCTURED GROWTH)

Investment Objective.................. The fund's investment objective is long-term growth of capital.

Primary Investment Strategies......... The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.

                                       The portfolio managers use a
                                       quantitative, research based model to
                                       select potential investment securities.
                                       They then use a proprietary and non-
                                       proprietary computer model to forecast
                                       risks and transaction costs. The
                                       information gathered from this process is used to structure the investment portfolio.

                                       The fund uses the Russell 1000 Growth
                                       Index as a guide in structuring the
                                       portfolio and selecting securities, but
                                       the fund is not an index fund and will
                                       invest in securities not included in the index.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

                                       The principal type of equity securities
                                       purchased by the fund is common stock.

                                       The fund may invest up to 20% of its
                                       assets in foreign securities and up to
                                       20% of its assets in debt securities.

                                       The fund may also invest in derivative
                                       instruments such as futures contracts and equity linked derivatives.

                                       Please see "Investment Objective,
                                       Strategies and Risks" for additional
                                       information regarding the fund's
                                       investment strategies.

Principal Risks....................... Among the principal risks of investing in the fund, which could adversely affect
                                       its net asset value, yield and total
                                       return are:

                                                              Market Risk                          Growth Investing Risk
                                                              Equity Securities Risk               Interest Rate Risk
                                                              Credit Risk                          Foreign Securities Risk
                                                              Derivatives Risk                     Leverage Risk
                                                              Management Risk

                                       Please see "Investment Objective,
                                       Strategies and Risks" for a description
                                       of these risks and other risks of
                                       investing in the fund.

                                       There is a risk that you could lose all
                                       or a portion of your investment in the
                                       fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

AIM STRUCTURED VALUE FUND (STRUCTURED VALUE)

Investment Objective.................. The fund's investment objective is long-term growth of capital.

Primary Investment Strategies......... The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.

                                       The portfolio managers use a
                                       quantitative, research based model to
                                       select potential investment securities.
                                       They then use a proprietary and non-
                                       proprietary computer model to forecast
                                       risks and transaction costs. The
                                       information gathered from this process is used to structure the investment portfolio.

                                       The fund uses the Russell 1000 Value
                                       Index as a guide in structuring the
                                       portfolio and selecting securities, but
                                       the fund is not an index fund and will
                                       invest in securities not included in the index.

                                       The principal type of equity securities
                                       purchased by the fund is common stock.

                                       The fund may invest up to 20% of its
                                       assets in foreign securities and up to
                                       20% of its assets in debt securities.

                                       The fund may also invest in derivative
                                       instruments such as futures contracts and equity linked derivatives.

                                       Please see "Investment Objective,
                                       Strategies and Risks" for additional
                                       information regarding the fund's
                                       investment strategies.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

Principal Risks....................... Among the principal risks of investing in the fund, which could adversely affect
                                       its net asset value, yield and total
                                       return are:

                                                              Market Risk                          Value Investing Risk
                                                              Equity Securities Risk               Interest Rate Risk
                                                              Credit Risk                          Foreign Securities Risk
                                                              Derivatives Risk                     Leverage Risk
                                                              Management Risk

                                       Please see "Investment Objective,
                                       Strategies and Risks" for a description
                                       of these risks and other risks of
                                       investing in the fund.

                                       There is a risk that you could lose all
                                       or a portion of your investment in the
                                       fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in Floating Rate and Multi-Sector. The funds' past performance (before and after taxes) is not necessarily an indication of their future performance. Prior to April 13, 2006, Floating Rate operated as a closed-end fund (Closed-End
Fund). The Closed-End Fund commenced operations on May 1, 1997 and had the same investment objective and substantially similar investment policies as Floating Rate. On April 13, 2006, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to Floating Rate. The performance information below for Floating Rate is that of the Closed-End Fund's Class B shares. The Closed-End Fund's past performance (before and after taxes) is not necessarily an indication of Floating Rate's future performance. Floating Rate's Institutional Class shares may have higher annual returns because Institutional Class shares may have lower total expenses than the Closed-End Fund's Class B shares.

    No performance information is available for Structured Core, Structured Growth, and Structured Value because they have not yet completed a full calender year of operations. In the future, the funds will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the funds by comparing the funds' performance with a broad measure of market performance and by showing changes in the funds' performance from year to year.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

FLOATING RATE

The following bar chart shows changes in the performance of the Closed-End Fund's Class B shares from year to year. The bar chart does not reflect the early withdrawal charge applicable to the Closed-End Fund's Class B shares. If it did, the annual total returns shown would be lower. Institutional Class shares are not subject to front-end or back-end sales loads.

                                  (BAR CHART)

------------------------------------------------------------------------------
YEARS                                                                     %
------------------------------------------------------------------------------
 1998                                                                     5.25%
------------------------------------------------------------------------------
 1999                                                                     5.49%
------------------------------------------------------------------------------
 2000                                                                     5.03%
------------------------------------------------------------------------------
 2001                                                                    (1.48)%
------------------------------------------------------------------------------
 2002                                                                     2.76%
------------------------------------------------------------------------------
 2003                                                                     7.06%
------------------------------------------------------------------------------
 2004                                                                     6.36%
------------------------------------------------------------------------------
 2005                                                                     5.00%
------------------------------------------------------------------------------


    The Institutional Class shares' year-to-date total return as of September 30, 2006 was 4.90%. The year-to-date performance includes the Closed-End Fund's performance for the period January 1, 2006 to April 13, 2006.

    During the periods shown in the bar chart, the highest quarterly return was 3.12% (quarter ended June 30, 2003) and the lowest quarterly return of the Closed-End Fund was -1.89% (quarter ended December 31, 2001).

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

MULTI-SECTOR

The following bar chart shows the performance of the fund's Institutional Class shares. Institutional Class shares are not subject to front-end or back-end sales loads.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2005...................................................................   16.28%


    The Institutional Class shares' year-to-date total return as of September 30, 2006 was 6.08%.

    During the periods shown in the bar chart, the highest quarterly return was 6.95% (quarter ended September 30, 2005) and the lowest quarterly return was 0.32% (quarter ended March 31, 2005).

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares Floating Rate and Multi-Sector performance to that of a broad-based securities market index, a style specific index, and a peer group index, if applicable. The indices may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------
(for the periods ended December 31,                          SINCE          INCEPTION
2005)                                 1 YEAR     5 YEARS    INCEPTION(1)      DATE
----------------------------------------------------------------------------------------
Floating Rate--Institutional
  Class(2)                                                                    05/01/97
  Return Before Taxes                   5.00%      3.89%        4.68%
  Return After Taxes on
Distributions                           3.30       2.17         2.40
  Return After Taxes on
Distributions and Sale of Fund
Shares                                  3.23       2.26         2.55
----------------------------------------------------------------------------------------
Lehman Aggregate Bond Index(3)          2.43       5.87         6.59(10)      04/30/97(10)
S&P/LTSA Leveraged Loan Index(3,4)      5.06       6.25         5.45(10)      04/30/97(10)
CSFB Leveraged Loan Index(3,5)          5.69       5.16         5.30(10)      04/30/97(10)
Lipper CE Loan Participation Fund
Index(3,6)                              5.01       4.21           --
Lipper Open-End Loan Participation
Category Average(3,7)                   4.07       4.00           --
----------------------------------------------------------------------------------------
Multi-Sector--Institutional Class                                             05/03/04
  Return Before Taxes                  16.28         --        17.21
  Return After Taxes on
Distributions                          15.75         --        16.38
  Return After Taxes on
Distributions and Sale of Fund
Shares                                 10.83         --        14.35
----------------------------------------------------------------------------------------
S&P 500 Index(8)                        4.91         --         9.43(10)      04/30/04(10)
Lipper Multi-Cap Core Fund
Index(8,9)                              8.22         --        12.07(10)      04/30/04(10)
----------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual, after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Floating Rate are shown for the Closed-End Fund's Class B only.

 (1) Since Inception performance is only provided for a class with less than ten years of performance.

 (2) The returns shown for all periods are the historical performance of the Closed-End Fund's Class B shares at net asset value, which historical performance reflects the higher annual management fee applicable to the Closed-End Fund and the 0.25% annual 12b-1 Fee applicable to the Closed-End Fund's Class B shares. The inception date shown in the table is that of the Closed-End Fund's Class B shares. The inception date of the fund's Institutional Class shares is April 13, 2006.

 (3) The Lehman Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), and is compiled by Lehman Brothers, a global investment bank. The fund has elected to use the S&P/LTSA Leveraged Loan Index as its style specific index rather than the CSFB Leveraged Loan Index because the fund believes the S&P/LTSA Leveraged Loan Index more closely reflects the performance of the types of securities in which the fund invests. The fund has also included the Lipper Closed-End ("CE") Loan Participation Fund Index (which may or may not include the fund) for a comparison to a peer group. In addition, the fund has included the Lipper Open-End ("OE") Loan Participation Fund Category Average (which may or may not include the fund) for comparison to a peer group. The fund has elected to use the Lipper OE Loan Participation Fund Category Average for a peer group comparison as a result of its reorganization as an open-end fund on April 13, 2006.

 (4) The S&P/LTSA Leveraged Loan Index is an index that reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. This is the only domestic leveraged loan index that utilizes real-time market weightings, spreads and interest payments. Facilities are eligible for inclusion in this index if they are U.S. dollar-denominated term loans from syndicated credits and meet the following criteria at issuance: Minimum initial term of one year; Minimum initial spread of LIBOR+125, Minimum initial size of $50 million.

 (5) The CSFB Leveraged Loan Index is an index of below-investment-grade loans designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The index is compiled by Credit Suisse First Boston Corporation, a well-known global investment bank.

 (6) The Lipper CE Loan Participation Fund Index represents an average of the 10 largest closed-end loan participation funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

 (7) The Lipper Open-End Loan Participation Fund Category Average is the average of the returns for all open-end funds in the loan participation category, as classified by Lipper. These funds invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.

 (8) The S&P 500 Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The index accounts for approximately 70% of the U.S. market. The performance of the S&P 500 Index is considered one of the best overall indicators of market performance. In addition, the Lipper Multi-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.

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 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

(9) The Lipper Multi-Cap Core Funds Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Core Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The S&P SuperComposite 1500 Index is a market cap weighted index made up of 1500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-, mid-, and large-cap markets. Multi-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.

(10) The average annual total return given is since the month end closest to the inception date of the class.

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 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds.

SHAREHOLDER FEES
----------------------------------------------------------------------------------------
(fees paid directly from        FLOATING   MULTI-   STRUCTURED   STRUCTURED   STRUCTURED
your investment)                 RATE      SECTOR    CORE        GROWTH        VALUE
----------------------------------------------------------------------------------------
Maximum Sales Charge
(Load)
Imposed on Purchases
(as a percentage of
offering price)                   None      None       None         None         None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                None      None       None         None         None

Redemption/ Exchange Fee
(as a percentage of
amount redeemed/ exchanged)       2.00%(1)  None       None         None         None
----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
----------------------------------------------------------------------------------------
(expenses that are              FLOATING   MULTI-   STRUCTURED   STRUCTURED   STRUCTURED
deducted from fund assets)       RATE      SECTOR    CORE        GROWTH        VALUE
----------------------------------------------------------------------------------------
Management Fees                   0.65%     0.75%      0.60%        0.60%        0.60%

Distribution and/or
Service (12b-1) Fees              None      None       None         None         None

  Other Expenses(3)               0.33      0.15       0.97         0.97         0.97

  Interest(4)                     0.55        --         --           --           --

Total Other Expenses(6)           0.88      0.15       0.97         0.97         0.97

Total Annual Fund
Operating Expenses                1.53      0.90       1.57         1.57         1.57

Fee Waiver(5,6)                     --      0.07       0.82         0.82         0.82

Net Annual Fund
Operating Expenses(7)             1.53      0.83       0.75         0.75         0.75
----------------------------------------------------------------------------------------

(1) You may be charged a 2.00% fee on redemptions or exchanges of Institutional Class shares held 30 days or less. See "Shareholder Information -- Redeeming Shares -- Redemption Fee" for more information.
(2) There is no guarantee that actual expenses will be the same as those shown in the table.
(3) Other Expenses of Structured Core, Structured Growth and Structured Value are estimated for the current fiscal year (i) based on a projected level of average net assets; and (ii) on the assumption there will be no expenses incurred which are excluded from the expense limitation agreement discussed in footnote 6 below.
(4) Interest expense for Floating Rate has been restated to reflect current fees and expenses of the fund.
(5) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by Multi-Sector do not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. Multi-Sector's maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion).
(6) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of the Institutional Class shares to 0.75%, 0.75% and 0.75% of average daily net assets of Structured Core, Structured Growth and Structured Value, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2007.
(7) The advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of the Institutional Class shares of Floating Rate to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangement from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. Voluntary fee waivers or reimbursement may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

    The expense example assumes you:

    (i)  invest $10,000 in the fund for the time periods indicated;

    (ii) redeem all of your shares at the end of the periods indicated;

    (iii) earn a 5% return on your investment before operating expenses each year; and
    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).
    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

and costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
Floating Rate                                                   $156     $483      $834      $1,824
Multi-Sector                                                      85      265       477       1,087
Structured Core                                                   77      415       N/A         N/A
Structured Growth                                                 77      415       N/A         N/A
Structured Value                                                  77      415       N/A         N/A
----------------------------------------------------------------------------------------------------

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 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the funds' expenses, including investment advisory fees and other fund costs, on the funds' return over a 10-year period. The example reflects the following assumptions:

  - You invest $10,000 in a fund and hold it for the entire 10 year period;



  - Your investment has a 5% return before expenses each year; and



  - Multi-Sector's, Structured Core's, Structured Growth's and Structured Value's current annual expense ratios include any applicable contractual fee waiver or expense reimbursement for the period committed.






There is no assurance that the annual expense ratio will be the expense ratio for the funds' Institutional classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM FLOATING RATE FUND
INSTITUTIONAL CLASS                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.53%        1.53%        1.53%        1.53%        1.53%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.47%        7.06%       10.78%       14.62%       18.60%
End of Year Balance              $10,347.00   $10,706.04   $11,077.54   $11,461.93   $11,859.66
Estimated Annual Expenses        $   155.65   $   161.06   $   166.64   $   172.43   $   178.41
-----------------------------------------------------------------------------------------------

AIM FLOATING RATE FUND
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)               1.53%        1.53%        1.53%        1.53%        1.53%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           22.71%       26.97%       31.38%       35.93%       40.65%
End of Year Balance              $12,271.19   $12,697.00   $13,137.59   $13,593.46   $14,065.15
Estimated Annual Expenses        $   184.60   $   191.01   $   197.63   $   204.49   $   211.59
-----------------------------------------------------------------------------------------------

AIM MULTI-SECTOR FUND
INSTITUTIONAL CLASS                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.83%        0.83%        0.83%        0.90%        0.90%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.17%        8.51%       13.04%       17.67%       22.50%
End of Year Balance              $10,417.00   $10,851.39   $11,303.89   $11,767.35   $12,249.81
Estimated Annual Expenses        $    84.73   $    88.26   $    91.94   $   103.82   $   108.08
-----------------------------------------------------------------------------------------------

AIM MULTI-SECTOR FUND
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.90%        0.90%        0.90%        0.90%        0.90%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           27.52%       32.75%       38.19%       43.86%       49.76%
End of Year Balance              $12,752.06   $13,274.89   $13,819.16   $14,385.75   $14,975.56
Estimated Annual Expenses        $   112.51   $   117.12   $   121.92   $   126.92   $   132.13
-----------------------------------------------------------------------------------------------

AIM STRUCTURED CORE FUND
INSTITUTIONAL CLASS                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.75%        1.57%        1.57%        1.57%        1.57%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.25%        7.83%       11.52%       15.35%       19.31%
End of Year Balance              $10,425.00   $10,782.58   $11,152.42   $11,534.95   $11,930.60
Estimated Annual Expenses        $    76.59   $   166.48   $   172.19   $   178.10   $   184.20
-----------------------------------------------------------------------------------------------

AIM STRUCTURED CORE FUND
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.57%        1.57%        1.57%        1.57%        1.57%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           23.40%       27.63%       32.01%       36.54%       41.22%
End of Year Balance              $12,339.82   $12,763.07   $13,200.85   $13,653.63   $14,121.95
Estimated Annual Expenses        $   190.52   $   197.06   $   203.82   $   210.81   $   218.04
-----------------------------------------------------------------------------------------------

AIM STRUCTURED GROWTH FUND
INSTITUTIONAL CLASS                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.75%        1.57%        1.57%        1.57%        1.57%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.25%        7.83%       11.52%       15.35%       19.31%
End of Year Balance              $10,425.00   $10,782.58   $11,152.42   $11,534.95   $11,930.60
Estimated Annual Expenses        $    76.59   $   166.48   $   172.19   $   178.10   $   184.20
-----------------------------------------------------------------------------------------------

AIM STRUCTURED GROWTH FUND
INSTITUTIONAL CLASS                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.57%        1.57%        1.57%        1.57%        1.57%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           23.40%       27.63%       32.01%       36.54%       41.22%
End of Year Balance              $12,339.82   $12,763.07   $13,200.85   $13,653.63   $14,121.95
Estimated Annual Expenses        $   190.52   $   197.06   $   203.82   $   210.81   $   218.04
-----------------------------------------------------------------------------------------------

AIM STRUCTURED VALUE FUND
INSTITUTIONAL CLASS               YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              0.75%        1.57%        1.57%        1.57%        1.57%
Cumulative Return Before
  Expenses                           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                           4.25%        7.83%       11.52%       15.35%       19.31%
End of Year Balance             $10,425.00   $10,782.58   $11,152.42   $11,534.95   $11,930.60
Estimated Annual Expenses       $    76.59   $   166.48   $   172.19   $   178.10   $   184.20
----------------------------------------------------------------------------------------------

AIM STRUCTURED VALUE FUND
INSTITUTIONAL CLASS               YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.57%        1.57%        1.57%        1.57%        1.57%
Cumulative Return Before
  Expenses                          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          23.40%       27.63%       32.01%       36.54%       41.22%
End of Year Balance             $12,339.82   $12,763.07   $13,200.85   $13,653.63   $14,121.95
Estimated Annual Expenses       $   190.52   $   197.06   $   203.82   $   210.81   $   218.04
----------------------------------------------------------------------------------------------

(1) Your actual expenses may be higher or lower than those shown.

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--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES


FLOATING RATE
The fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.

    The investment objectives may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments.

    Floating rate loans are made to or issued by companies (borrowers) and bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London interbank offered rate), a designated U.S. bank's prime or base rate or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.

    Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender's portion of a floating rate loan.

    The fund may invest all or substantially all of its assets in floating rate loans and floating rate debt securities that are determined to be below investment grade quality (junk bonds) by a nationally recognized statistical rating organization, or if unrated, determined by the portfolio managers to be of comparable quality.

    The fund may invest up to 100% of its assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers. The fund will only invest in loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.

    The fund may invest up to 20% of its net assets in certain other types of debt obligations or securities, both to increase yield and to manage cash flow. Other types of obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. Up to 5% of the fund's assets may be invested in defaulted or distressed loans and loans to bankrupt companies. Up to 5% of the fund's assets may also be invested in subordinated loans.

    Some of the floating rate loans and debt securities in which the fund may invest will be considered to be illiquid. The fund may invest no more than 15% of its net assets in illiquid securities.

    The fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the fund's total assets after such borrowing.

    The fund may also invest in derivative instruments such as credit-linked notes and collateral loan obligations.

    The fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can.

    Due to types of investments that the fund purchases, the fund may be considered to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including banks, thrift institutions, insurance companies and finance companies.

    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund invests in loans and debt securities that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower's assets and the general quality and creditworthiness of the borrower.

    The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market, legal review of the documents for loans and on-going credit analysis of issuers. The portfolio managers determine to invest in companies with earnings potential and other factors indicating potential improved performance.

    The portfolio managers will consider selling a portfolio security if, among other things, (1) unfavorable industry trends, poor performance, or a lack of access to capital cause the company to fail to meet its planned objectives; or
(2) more attractive investment opportunities are found.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's adviser. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

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 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

MULTI-SECTOR
The fund's investment objective is capital growth.

    The fund seeks to meet its objective by investing, normally, with respect to at least 80% of its assets, one-fifth of its assets in equity securities of issuers doing business in each of the following five sectors: (1) energy, (2) financial services, (3) health sciences, (4) leisure, and (5) technology.

    The fund's investments in the five sectors are rebalanced on an annual basis in order to keep them within their one-fifth weighting per sector. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be doing business in a particular sector if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in the particular sector, (2) at least 50% of its assets are devoted to producing revenues in the particular sector, or (3) based on other available information, the portfolio managers determine that its primary business is within the particular sector.

    The fund invests up to 25% its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase, except for the 80% investment requirement described above which is applied within one month of the fund's fiscal year end.

    In selecting securities for the fund, the portfolio managers use a research-oriented, bottom-up investment approach, focusing on individual company fundamentals and growth prospects. In general, the fund emphasizes companies that the advisor believes are strongly managed and should generate above-average long-term capital appreciation. The fund normally holds 20-25 securities of companies in each sector.

    A description of the sectors and fund's investment strategies for investing in the sectors are described below:

Energy Sector

    Companies doing business in the energy sector include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and innovative energy technology companies. The fund's investments in the energy sector are divided among four main subsectors:
(1) major oil companies, (2) energy services, (3) oil and gas exploration/production companies, and (4) natural gas companies.

    In selecting securities for the energy sector portion of the fund, the portfolio managers focus on what are believed to be reasonably priced energy companies with above average production volume growth, as well as earnings, cash flow and asset value growth potential independent of commodity pricing. The investment strategy focuses on identifying companies with the ability to increase production while controlling costs by implementing new technologies, locating new discoveries or boosting production volumes.

Financial Services Sector

    Companies doing business in the financial services sector include, but are not limited to, banks, insurance companies, investment banking and brokerage companies, credit finance companies, asset management companies and companies providing other finance-related services.

    In selecting securities for the financial services portion of the fund, the portfolio manager focuses on two types of companies: (1) financial companies believed to be trading at a significant discount to manager's estimate of intrinsic value, and (2) reasonably valued financial companies believed to be reasonably valued and to have management teams that demonstrate capital discipline as evidenced by an ability and willingness to return excess capital to shareholders in the form of dividends or share repurchases. The portfolio managers emphasize financial services companies that are expected to profitably grow cash flows over time.

Health Sciences Sector

    Companies doing business in the health sciences sector include, but are not limited to, medical equipment or supply companies, pharmaceutical companies, biotechnology companies, and health care provider and service companies.

    In selecting securities for the health sciences sector portion of the fund, the portfolio managers strive to invest in strongly managed, innovative companies with new or dominant products. The portfolio managers attempt to blend well-established health care firms with what are believed to be faster-growing, more dynamic entities. Well-established health care firms typically provide liquidity and earnings visibility. This portion of the fund also invests in high growth, earlier stage companies in the health sciences sector whose future profitability could be dependent upon increasing market shares from one or a few key products.

Leisure Sector

    Companies doing business in the leisure sector include, but are not limited to, those in the following industries: hotel, gaming, publishing, advertising, beverage, audio/video, broadcasting-radio/TV, cable and satellite, motion picture, recreation services and entertainment, retail, cruise lines, and electronic games.

    In selecting securities for the leisure sector portion of the fund, the portfolio managers focus on businesses related to the leisure activities of individuals believed to have (1) strong fundamentals and promising growth potential, (2) valuations below those of the broad market, and (3) management teams that have long-term visions for their companies and the skills needed to grow their market share and earnings at faster rates than their competitors. Companies in this portion of the fund tend to be mid- to large-capitalization companies.

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 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

Technology Sector
Companies doing business in the technology sector include, but are not limited to, those involved in the design, manufacture, distribution, licensing or provision of various applied technologies, hardware, software, semiconductors, telecommunications equipment, as well as service-related companies in information technologies.

    In selecting securities for the technology sector portion of the fund, a portion of the assets are invested in securities of issues identified as market-leading technology companies doing business in various subsectors in the technology universe. These companies are identified as leaders in their field and the portfolio managers believe they will maintain or improve their market share regardless of overall economic conditions. The portfolio manager uses a research oriented investment approach using a combination of quantitative, fundamental and valuation analysis. The portfolio manager focuses on what are believed to be attractively valued, well-managed companies in the technology sector with the potential to deliver attractive returns.

All Sectors
The portfolio managers will consider selling a company in any of the sectors if, among other things, the portfolio managers conclude: (1) its fundamentals deteriorate, (2) a more attractive opportunity presents itself, (3) the company is unable to capitalize on a market opportunity, or (4) there is a questionable change in management's strategic direction.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's adviser. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

STRUCTURED CORE
The fund's investment objective is long-term growth of capital.

    The investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the S&P 500 Index (the benchmark index). The fund uses the S&P 500 Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.

    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.

    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.

    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the S&P 500 Index and the return of the portfolio.

    The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in either cash instruments or money market funds advised by the fund's adviser. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

STRUCTURED GROWTH
The fund's investment objective is long-term growth of capital.

    The investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

capitalization companies. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 Growth Index (the benchmark index). The fund uses the Russell 1000 Growth Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.

    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.

    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.

    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the Russell 1000 Growth Index and the return of the portfolio. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's adviser. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

STRUCTURED VALUE
The fund's investment objective is long-term growth of capital.

    The investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 Value Index (the benchmark index). The fund uses the Russell 1000 Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.

    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.

    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.

    The fund's investments in the type of securities described in this prospectus varies from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the Russell 1000 Value Index and the return of the portfolio. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's adviser. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A

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larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

RISKS

FLOATING RATE

The principal risks of investing in the fund are:

- Market Risk--The prices of loans and securities held by the fund may decline in response to certain events, including those directly involving the companies whose loans and securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

- Interest Rate Risk--Interest rate risk refers to the risk that loan and debt security prices generally fall as interest rates rise; conversely, loan and debt security prices generally rise as interest rates fall. Floating rate loans and securities can be less sensitive to interest rate changes, but because up to 20% of the fund's assets can be invested in fixed rate loans and debt securities and because variable interest rates may only reset periodically, the fund's net asset value may fluctuate in response to interest rate changes.

- Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. The loans in which the fund may invest are typically non-investment grade which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer. Debt securities rated below investment grade are considered to have speculative characteristics and are commonly referred to as "leveraged loans" or "junk bonds."

    The value of lower quality debt securities and lower quality floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. A significant portion of the fund's floating rate investments may be issued in connection with highly leveraged transactions. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower.

    The terms of the senior secured floating rate loans and debt securities in which the fund typically invests require that collateral be maintained to support payment of the obligations. However, the value of the collateral may decline after the fund invests. There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event that a borrower defaults, the fund's access to the collateral may be limited by bankruptcy or other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the fund may not receive payments to which it is entitled.

- Prepayment Risk--The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the fund. Such prepayments may require the fund to replace the loan or debt security with a lower yielding security. This may adversely affect the fund's yield.

- Foreign Securities Risks--The fund may invest in floating rate loans and debt securities that are made to, or issued by, non-U.S. borrowers, U.S. subsidiaries of non-U.S. borrowers and U.S. entities with substantial non-U.S. operations. Such investments may involve risks not typically involved in domestic investments, which can increase the potential for loss in the fund, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect the fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. borrowers may differ from that available for U.S. borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.

- Liquidity Risk--A majority of the fund's assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

- Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

- Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may

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  result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.

- Non-Diversification Risk--Because it is non-diversified, the fund may invest in loans or securities of fewer borrowers and issuers than if it were diversified. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.

- Risks Relating to Banking and Financial Services Industries--To the extent that the fund is concentrated in securities of issuers in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

MULTI-SECTOR

The principal risks of investing in the fund are:

- Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

- Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

- Sector Fund Risk--The fund's investments are concentrated in comparatively narrow segments of the economy. This means that the fund's investment concentration in the energy, financial-services, health sciences, leisure and technology sectors is higher than most mutual funds and the broad securities market. Consequently, the fund tends to be more volatile than other mutual funds, and the value of the fund's investments and consequently an investment in the fund tends to go up and down more rapidly.

- Energy Sector Risk--The businesses in the energy sector may be adversely affected by foreign, federal or state government regulations on energy production, distribution and sale. Although individual security selection drives the performance of the fund, short-term fluctuations in commodity prices may influence fund returns and increase price fluctuations in the fund's shares.

- Financial Services Sector Risk--The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of companies in the financial-services sector. In addition, businesses in the financial services sector often operate with substantial financial leverage.

- Health Sciences Sector Risk--Many of the products and services offered in the health sciences sector are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector. Additionally, changes in government regulation could have an adverse impact on companies in the health sciences sector and the fund's performance. Certain companies in the health sciences sector have limited operating histories and their potential profitability could be dependent on regulatory approvals of their products, which increases the volatility of these companies' securities prices. Certain earlier stage companies may be venture capital companies whose technologies or products are still in the start-up or development phase.

- Leisure Sector Risk--The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Video and electronic games are subject to the risk of rapid obsolescence.

- Technology Sector Risk--Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies of this sector.

- Unseasoned Issuer Risk--Start-up companies or earlier stage companies, such as venture capital companies, generally have

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  limited operating histories, no present market for their technologies or products, and no history of earnings or financial services. These companies may rely entirely or in large part on private investments to finance their operations.

- Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund to establish or close out a position in these securities at prevailing market prices.

- Independent Management of Sector Risk--The fund's investments in different, independently-managed sectors creates allocation risk, which is the risk that the allocation of investments among the sectors may have a more significant effect on the fund's net asset value when one of the sectors is performing more poorly than the other(s). Additionally, the active rebalancing of the fund among the sectors may result in increased transaction costs. The independent management of the five sectors may also result in adverse tax consequences if the portfolio managers responsible for the fund's five sectors effect transactions in the same security on or about the same time.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

STRUCTURED CORE

The principal risks of investing in the fund are:

- Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

- Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

- Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

- Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

- Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

- Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager will produce the desired results.

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STRUCTURED GROWTH

The principal risks of investing in the fund are:

- Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

- Growth Investing Risk--Growth stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.

- Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

- Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

- Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

- Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

- Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager will produce the desired results.

STRUCTURED VALUE

The principal risks of investing in the fund are:

- Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

- Value Investing Risk--Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their value.

- Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

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- Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

- Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

- Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

- Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio manager will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at http://www.aiminvestments.com. To reach this information, access a fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------


A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information, which is available at http://www.aiminvestments.com.

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FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR(S)

A I M Advisors, Inc. (the advisor or AIM) serves as each fund's investment advisor and manages the investment operations of each fund and has agreed to perform or arrange the performance of each fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

    INVESCO Senior Secured Management Inc. (INVESCO Senior Secured) (the subadvisor for Floating Rate) is located at 1166 Avenue of the Americas, New York, NY 10036.

    INVESCO Institutional (N.A.), Inc. (INVESCO Institutional) (the subadvisor for Structured Core, Structured Growth and Structured Value) is located at One Midtown Plaza, 1360 Peachtree, N.E., Atlanta, Georgia 30309.

    The subadvisors are responsible for each fund's day-to-day management, including each fund's investment decisions and the execution of securities transactions with respect to each fund.

    The advisor has acted as an investment advisor since its organization in 1976. The subadvisor for each of Floating Rate, Structured Core, Structured Growth and Structured Value has acted as an investment advisor since 1992, 1979, 1979 and 1979, respectively. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    Floating Rate, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York. (Enron Corp. v. J.P. Morgan Securities, Inc., et al., Case No. 01-16034(AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron Corp. and avoidance of certain loans of Adelphia Communications Corp. The Enron lawsuit alleges that payments made to the fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from the fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from the fund during the 90 days prior to the filing by Enron of a bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from the fund in the Adelphia lawsuit is not specified in such lawsuit. Adelphia has also filed a bankruptcy petition. Accordingly, any recoveries by the plaintiffs in these lawsuits may result in a corresponding claim against the respective bankruptcy estate, which may be paid in part through distributions under a plan of reorganization to the extent the claim is allowed under such plan.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------



ADVISOR COMPENSATION

The advisor is to receive a fee from Floating Rate calculated at the annual rate of 0.65% of the first $500 million, 0.60% of the next $4.5 billion, 0.575% of the next $5 billion and 0.55% of the excess over $10 billion of average daily net assets. Prior to April 14, 2006, the advisor was to receive a fee from the Closed-End Fund, the fund's predecessor, calculated at the annual rate of 0.95% of the fund's average daily net assets. During the period January 1, 2006 to August 31, 2006, the advisor received compensation of 0.50% of Floating Rate's average daily net assets after fee waivers and/or expense reimbursements.

    During the fiscal year ended August 31, 2006, the advisor received compensation of 0.68% Multi-Sector's average daily net assets after fee waivers and/or expense reimbursements.

    The advisor is to receive a fee from Structured Core, Structured Growth and Structured Value calculated at the annual rate of 0.60% of the firs $250 million, 0.575% of the next $250 million, 0.55% of the next $500 million, 0.525% of the next $1.5 billion, 0.50% of the next $2.5 billion, 0.45% of the next $2.5 billion and 0.425% of the excess over $10 billion of Structured Core's, Structured Growth's and Structured Value's average daily net assets.

    A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement and the sub-advisory agreement (for all funds other than Multi-Sector) of the funds is available in each fund's annual report to shareholders for the period ended August 31, 2006.

PORTFOLIO MANAGER(S)

Investment decisions for Structured Core, Structured Growth, and Structured Value are made by investment management teams at INVESCO Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of each fund's portfolio:

FLOATING RATE


- Thomas Ewald (lead manager), Portfolio Manager, who has been responsible for the fund since 2006. He has been responsible for the Closed-End Fund, the fund's predecessor, since 2004 and has been associated with the advisor and/or its affiliates since 2000.

- Gregory Stoeckle, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the advisor and/or its affiliates since 1999.

MULTI-SECTOR


- Michelle E. Fenton (lead manager with respect to the fund's investments in the technology sector), Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the advisor and/or affiliates since 1998.

- Mark D. Greenberg (lead manager with respect to the fund's investments in the leisure sector), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1996.

- John S. Segner (lead manager with respect to the fund's investments in the energy sector), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or affiliates since 1997.

- Michael J. Simon (lead manager with respect to the fund's investments in the financial services sector), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was an equity analyst and portfolio manager with Luther King Capital Management.

- Derek M. Taner (lead manager with respect to the fund's investments in the health care sector), Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the advisor and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.

  The portfolio managers are assisted by the Basic Value, Diversified Dividend, Energy/Gold/Utilities, Global Health Care, Leisure and Technology Teams.

STRUCTURED CORE


- Jeremy S. Lefkowitz, is Portfolio Manager and the lead manager of INVESCO Institutional's Structured Products Group (SPG) Portfolio Management Team. He has been responsible for the fund since inception and has been associated with the advisor and/or its affiliates since 1982.

- Maureen Donnellan, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1974.

- W. Lawson McWhorter, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2005. In 2004, he was Head Trader for Managed Quantitative Advisors. From 2000 to 2003, he was Managing Partner at Balsam Capital Management, LLC.

- William E. Merson, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1984.

- Daniel Tsai, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/ or its affiliates since 2000.

- Anne M. Unflat, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1988.

    The Portfolio managers are assisted by the U.S. SPG Research Team.

STRUCTURED GROWTH AND STRUCTURED VALUE


- Jeremy S. Lefkowitz, is Portfolio Manager and the lead manager of INVESCO Institutional's Structured Products Group (SPG) Portfolio Management Team. He has been responsible for the fund since inception and has been associated with the advisor and/or its affiliates since 1982.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

- Daniel A. Kostyk, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1995.

- Glen E. Murphy, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1995.

- Anthony J. Munchak, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2000.

- Francis M. Orlando, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 1987.

    The Portfolio managers are assisted by the U.S. SPG Research Team.

ALL FUNDS

The lead managers generally have final authority over all aspects of their portions of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio constriction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

    The teams that assist the portfolio managers are comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on these portfolio managers and the teams, including biographies of members of the teams, may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each of the funds expect that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

Floating Rate generally declares dividends daily, and pays dividends if any, monthly. Multi-Sector, Structured Core, Structured Growth and Structured Value generally declare and pay dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the "Code") (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans, and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.

    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal year ended 2006 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                   FLOATING RATE
-----------------------------------------------------------------------------------
                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 13, 2006
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                    AUGUST 31,
                                                                       2006
                                                                -------------------
Net asset value, beginning of period                                  $  9.11
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.23(a)
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                         (0.05)
===================================================================================
    Total from investment operations                                     0.18
===================================================================================
Less dividends from net investment income                               (0.23)
===================================================================================
Redemption fees added to shares of beneficial interest                   0.00
===================================================================================
Net asset value, end of period                                        $  9.06
___________________________________________________________________________________
===================================================================================
Total return(b)                                                          2.00%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $24,335
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                               0.98%(c)
===================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                               0.97%(c)
===================================================================================
Ratio of net investment income to average net assets                     6.66%(c)
===================================================================================
Ratio of interest expense to average net assets(d)                       0.01%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(e)                                                 54%
___________________________________________________________________________________
===================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,393,660.
(d) Ratio includes interest expense and fees on the committed line of credit.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                             MULTI-SECTOR
-------------------------------------------------------------------------------------------------------
                                                                         INSTITUTIONAL CLASS
                                                              -----------------------------------------
                                                                                           MAY 3, 2004
                                                                     YEAR ENDED            (DATE SALES
                                                                     AUGUST 31,           COMMENCED) TO
                                                              ------------------------     AUGUST 31,
                                                               2006            2005           2004
                                                              -------       ----------    -------------
Net asset value, beginning of period                          $ 24.33        $ 19.41         $19.94
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.29(a)        0.06(a)(b)     (0.01)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.70           5.42          (0.52)
=======================================================================================================
  Total from investment operations                               1.99           5.48          (0.53)
=======================================================================================================
Less distributions from net realized gains                      (0.49)         (0.56)            --
=======================================================================================================
Net asset value, end of period                                $ 25.83        $ 24.33         $19.41
_______________________________________________________________________________________________________
=======================================================================================================
Total return(c)                                                  8.23%         28.64%         (2.66)%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $87,147        $45,628         $7,023
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.83%(d)       1.02%          1.28%(e)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.90%(d)       1.08%          1.28%(e)
=======================================================================================================
Ratio of net investment income (loss) to average net assets      1.14%(d)       0.26%(b)      (0.16)%(e)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                         66%            63%           161%
_______________________________________________________________________________________________________
=======================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income
    (loss) to average net assets excluding the special dividend are $0.05 and 0.21%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $67,469,367.
(e) Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                  STRUCTURED CORE
-----------------------------------------------------------------------------------
                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  MARCH 31, 2006
                                                                 (DATE OPERATIONS
                                                                    COMMENCED)
                                                                      THROUGH
                                                                    AUGUST 31,
                                                                       2006
                                                                -------------------
Net asset value, beginning of period                                  $10.00
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.05
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.15
===================================================================================
    Total from investment operations                                    0.20
===================================================================================
Net asset value, end of period                                        $10.20
___________________________________________________________________________________
===================================================================================
Total return(a)                                                         2.00%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  612
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        0.80%(b)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    10.14%(b)
===================================================================================
Ratio of net investment income to average net assets                    1.21%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(c)                                                25%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $595,921.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

--------------------------------------------------------------------------------
 FLOATING RATE-MULTI-SECTOR-STRUCTURED CORE-STRUCTURED GROWTH-STRUCTURED VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                 STRUCTURED GROWTH
-----------------------------------------------------------------------------------
                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                MARCH 31, 2006
                                                                (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                 AUGUST 31,
                                                                    2006
                                                                -------------------
Net asset value, beginning of period                                  $ 10.00
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                               0.12
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                         (0.18)
===================================================================================
  Total from investment operations                                      (0.06)
===================================================================================
Net asset value, end of period                                        $  9.94
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         (0.60)%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $86,898
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         0.77%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      5.20%(c)
===================================================================================
Ratio of net investment income to average net assets                     2.83%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                  7%
___________________________________________________________________________________
===================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $5,039,630.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                STRUCTURED VALUE
---------------------------------------------------------------------------------
                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                MARCH 31, 2006
                                                               (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                  AUGUST 31,
                                                                     2006
                                                              -------------------
Net asset value, beginning of period                                $ 10.00
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                             0.21
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.24
=================================================================================
    Total from investment operations                                   0.45
=================================================================================
Net asset value, end of period                                      $ 10.45
_________________________________________________________________________________
=================================================================================
Total return(b)                                                        4.50%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $73,488
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       0.77%(c)
---------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    5.50%(c)
=================================================================================
Ratio of net investment income to average net assets                   4.85%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(d)                                                5%
_________________________________________________________________________________
=================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,379,570.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other retail mutual funds (the funds). The following information is about the Institutional Classes of these retail funds, which are offered to certain eligible institutional investors. Consult the fund's Statement of Additional Information for the Institutional Class for details.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

PURCHASING SHARES

MINIMUM INVESTMENTS PER ACCOUNT

The minimum investments for Institutional Class accounts are as follows:

                                                                INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
Contribution Plans                                            $        0     no minimum
Banks acting in a fiduciary or similar capacity, Collective
and Common Trust Funds, Banks and Broker-Dealers acting for
their own account or Foundations and Endowments                1 million     no minimum
Defined Contribution Plans (Corporate, Non-profit or
Governmental)                                                 10 million     no minimum
----------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                    OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor         Contact your financial advisor.               Same
                                    The financial advisor should mail your
                                    completed account application to the
                                    transfer agent,
                                    AIM Investment Services, Inc.,
                                    P.O. Box 0843,
                                    Houston, TX 77210-0843.
                                    The financial advisor should call the
                                    transfer agent at (800) 659-1005 to
                                    receive a reference number.
                                    Then, use the following wire instructions:

                                    Beneficiary Bank
                                    ABA/Routing #: 021000021
                                    Beneficiary Account Number: 00100366732
                                    Beneficiary Account Name: AIM Investment
                                    Services, Inc.
                                    RFB: Fund Name, Reference #
                                    OBI: Your Name, Account #

By Telephone                        Open your account as described above.         Call the transfer agent at (800) 659-1005
                                                                                  and wire payment for your purchase order
                                                                                  in accordance with the wire instructions
                                                                                  noted above.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

SPECIAL PLANS


AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

INSTCL--12/06

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

A I M Distributors, Inc. (ADI) or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources and from ADI's retention of underwriting concessions. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when it makes these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.10% per annum of those assets during a defined period. Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    Money Market Funds. The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier

                                                                   INSTCL--12/06

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------


Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures, such as limits on exchanges or redemption fees, that would limit frequent purchases and redemptions of such funds' shares. The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described below. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with shorter-term durations than may otherwise be required, the fund's yield could be negatively impacted.


    The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker,

INSTCL--12/06

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

REDEEMING SHARES

REDEMPTION FEE
You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:


AIM Advantage Health Sciences Fund   AIM Global Value Fund
AIM Asia Pacific Growth Fund         AIM Gold & Precious Metals Fund
AIM China Fund                       AIM High Yield Fund
AIM Developing Markets Fund          AIM International Allocation Fund
AIM European Growth Fund             AIM International Bond Fund
AIM European Small Company Fund      AIM International Core Equity Fund
AIM Floating Rate Fund               AIM International Growth Fund
AIM Global Aggressive Growth Fund    AIM International Small Company Fund
AIM Global Equity Fund               AIM Japan Fund
AIM Global Growth Fund               AIM S&P 500 Index Fund
AIM Global Health Care Fund          AIM Trimark Fund
AIM Global Real Estate Fund



The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:


(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.


The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined

                                                                   INSTCL--12/06

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor            Contact your financial advisor.

                                       Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the
                                       customary trading session of the New York Stock Exchange
                                       (NYSE) on days the NYSE is open for business in order to
                                       effect the redemption at that day's closing price.

By Telephone                           A person who has been authorized in the account application to effect transactions may make redemptions by telephone.
                                       You must call the transfer agent before the close of the
                                       customary trading session of the NYSE on days the NYSE is
                                       open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).


REDEMPTIONS BY THE AIM FUNDS

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the

INSTCL--12/06

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt
Securities: Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money

                                                                   INSTCL--12/06

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

    For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each non-money market fund's portfolio securities transactions are recorded no later than the first business day following the trade date. Transactions in money market fund portfolio securities are normally accounted for on a trade date basis.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each day the NYSE is open for business, prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

INSTCL--12/06

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about the funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 659-1005

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

EACH FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED ON FORM N-Q, ARE ALSO AVAILABLE AT HTTP://WWW.AIMINVESTMENTS.COM.

You can also review and obtain copies of each fund's SAI, financial reports, each fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Floating Rate Fund
   AIM Multi-Sector Fund
   AIM Structured Core Fund
   AIM Structured Growth Fund
   AIM Structured Value Fund
   SEC 1940 Act file number: 811-09913
----------------------------------------

AIMinvestments.com     ACST-PRO-1

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                    APPENDIX III
AIM Structured Core Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
=======================================================================================   and relative valuation. The sum of the
PERFORMANCE SUMMARY                                                                       scores from these four factors makes up
                                                                                          our alpha (excess return) forecast,
For the fiscal year ended August 31, 2007, AIM Structured Core Fund underperformed its    relative to the average stock in the
broad market and style-specific benchmark, the S&P 500 Index. @Underperformance was       universe. Stocks are also evaluated on a
primarily the result of our decision to not own certain stocks that were large            multitude of other factors to develop a
contributors to the index's return.                                                       stock-specific risk forecast and
                                                                                          transaction cost forecast.
   Your Fund's long-term performance appears later in this report.
                                                                                             We then incorporate the alpha forecast,
FUND VS. INDEXES                                                                          risk forecast and transaction cost
                                                                                          forecast-- using an optimizer (a
Total returns, 8/31/06-8/31/07, excluding applicable sales charges. If sales charges      proprietary software system)--to build a
were included, returns would be lower.                                                    portfolio that we believe is an optimal
                                                                                          balance of the stocks' potential return
Class A Shares                                                                   11.60%   and risk. This portfolio is constructed
Class B Shares                                                                   10.74    according to certain constraints to
Class C Shares                                                                   10.74    increase the probability that the Fund's
Class R Shares                                                                   11.33    relative performance and volatility remain
S&P 500 Index@ (Broad Market/Style-Specific Index)                               15.13    within the Fund strategy's guidelines. The
Lipper Large-Cap Core Funds Index@ (Peer Group Index)                            14.65    portfolio is continually monitored by the
                                                                                          Fund management team. The overall
SOURCE:  LIPPER INC.                                                                      investment process is repeated on a
                                                                                          monthly basis to determine which companies
How we invest                                o  Universe Development                      should be bought or sold.

We manage your Fund to provide exposure to   o  Stock Rankings                            Market Conditions and Your Fund
large cap core equity stocks. We seek to
outperform the S&P 500 Index while           o  Risk Assessment                           Over the fiscal year ended August 31,
minimizing the amount of additional risk                                                  2007, the U.S. stock market delivered
relative to the benchmark. The Fund can be   o  Portfolio Construction                    strong double-digit returns despite
used as a long-term allocation to large                                                   concerns about subprime mortgages and a
cap stocks that compliments other            o  Trading                                   weakening housing market. As the reporting
style-specific strategies within a                                                        period drew to a close, we saw a series of
diversified asset allocation strategy.          While the companies included within the   generally positive economic developments
                                             S&P 500 Index are used as a general guide    and were encouraged by signs of continued
   The investment process integrates the     for developing the Fund's investable         economic strength and positive
following key steps:                         universe, non-benchmark stocks may also be
                                             considered. Each stock in the universe is
                                             evaluated on four factors: company
                                             earnings momentum, price trend, management
                                             action

                                                                                                                         (continued)

==========================================   ==========================================   ==========================================
   PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By sector                                    1. Integrated Oil & Gas               8.1%   1.  Exxon Mobil Corp.                 5.4%
Financials                           20.1%   2. Pharmaceuticals                    7.0    2.  Microsoft Corp.                   3.3
Information Technology               20.1    3. Computer Hardware                  6.8    3.  Cisco Systems, Inc.               3.2
Energy                               10.3    4. Other Diversified                         4.  Hewlett-Packard Co.               2.8
Consumer Discretionary               10.2       Financial Services                 6.7    5.  Apple Inc.                        2.7
Health Care                           9.5    5. Communications                            6.  Pfizer Inc.                       2.7
Industrials                           9.4       Equipment                                 7.  JPMorgan Chase & Co.              2.7
Consumer Staples                      8.8    Total Net Assets             $5.05 million   8.  Altria Group, Inc                 2.6
Telecommunication Services            4.6    Total Number of Holdings*              96    9.  Merck & Co. Inc.                  2.4
Materials                             4.2                                                 10. General Electric Co.              2.4
Utilities                             2.0
Money Market Funds Plus Other
Assets Less Liabilities               0.8

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM Structured Core Fund

performance across most market                  Stock selection within the portfolio      JEREMY S. LEFKOWITZ
capitalizations and sectors.                 was weak for the fiscal year primarily as
                                             the result of the optimization process.      Portfolio manager, is lead manager of AIM
   Gross domestic product (GDP), a measure   The largest detractor from relative          Structured Core Fund. He began his
of economic growth, increased at a healthy   performance came from not owning certain     investments career in 1968 and has been
annualized rate of 3.8% in the second        benchmark stocks which performed well        associated with INVESCO Institutional
quarter of 2007.(1) This was a significant   during the fiscal year. These stocks         and/or its affiliates since 1982. Mr.
increase over the first quarter of 2007      included Amgen, Starbucks and Advanced       Lefkowitz earned a B.S. in industrial
when GDP grew at an annualized rate of       Micro Devices. Stocks we overweighted,       engineering and an M.B.A. in finance from
just 0.6%.(1) Much of the growth in the      such as TESORO, Apple Computer and MEMC      Columbia University.
second quarter was driven by an increase     Electronic Materials, contributed
in net exports and higher defense            positively to Fund performance. Our          MAUREEN DONNELLAN
spending.                                    strategy emphasized stocks we believed
                                             possessed strong earnings growth, positive   Portfolio manager, is manager of AIM
   Inflation, as measured by the Consumer    price trends and reasonable valuations.      Structured Core Fund. She has been
Price Index, rose at an annualized rate of                                                associated with INVESCO Institutional
4.5% during the first seven months of 2007      In terms of risk management, we seek to   and/or its affiliates since 1974.
compared to 2.5% for all of 2006.(2) This    minimize any style biases in the
increase was largely due to energy costs,    portfolio. Active managers typically add     W. LAWSON MCWHORTER
which rose by an annualized rate of 21.3%    value in one of or a combination of four
during the first seven months of 2007.(2)    areas: beta bias (relative volatility),      Portfolio manager, is manager of AIM
This was a reversal from 2006, when energy   style bias, sector/industry over/under       Structured Core Fund. He has been
costs actually declined during the second    weight and stock selection. We attempt to    associated with INVESCO Institutional
half of the year and were up only 2.9% for   add value through our stock selection        and/or its affiliates since 2005. Mr.
all of 2006.(2)                              decisions. Consequently, our risk            McWhorter earned a B.A. with cum laude
                                             management process seeks to neutralize the   honors from Davidson College. He is a
   It is important to understand our         Fund's exposure relative to the benchmark    Chartered Market Technician.
investment process to better evaluate the    with regard to beta, style and
drivers of our relative performance versus   sector/industry exposures.                   WILLIAM E. MERSON
the benchmark. We generally evaluate
performance based on the impact of our          We thank you for your continued           Portfolio manager, is manager of AIM
stock selection and risk management.         investment in AIM Structured Core Fund.      Structured Core Fund. He has been
                                                                                          associated with INVESCO Institutional
   Our stock selection model, based on the   Sources: (1) Bureau of Economic Analysis,    and/or its affiliates since 1984. Mr.
four factors (company earnings momentum,     (2) Bureau of Labor Statistics               Merson earned a B.B.A. from Manhattan
price trend, management action and                                                        College and an M.B.A. from New York
relative value) making up our alpha          The views and opinions expressed in          University.
(excess return) forecast for stocks in our   management's discussion of fund
investment universe, was a positive          performance are those of A I M Advisors,     DANIEL TSAI
contributor to Fund performance.             Inc. These views and opinions are subject
                                             to change at any time based on factors       Chartered Financial Analyst, portfolio
   In selecting holdings for the Fund, we    such as market and economic conditions.      manager, is manager of AIM Structured
also take into account our risk and          These views and opinions may not be relied   Core Fund. He has been associated with
transaction cost forecasts. We use our       upon as investment advice or                 INVESCO Institutional and/or its
software system optimizer to assist in       recommendations, or as an offer for a        affiliates since 2000. Mr. Tsai earned a
making investment decisions, based on risk   particular security. The information is      B.S. in mechanical engineering from
and transaction cost forecasts as well as    not a complete analysis of every aspect of   National Taiwan University and a M.S. in
our alpha forecast. Consequently, while      any market, country, industry, security or   mechanical engineering from the University
our stock selection model may identify a     the fund. Statements of fact are from        of Michigan. He also earned a M.S. in
stock with an attractive alpha forecast,     sources considered reliable, but A I M       computer science at Wayne State
the optimizer may indicate that its          Advisors, Inc. makes no representation or    University.
transaction costs are too high and/or its    warranty as to their completeness or
risk level is unacceptable. Placing more     accuracy. Although historical performance    ANNE M. UNFLAT
of an emphasis on transaction costs and      is no guarantee of future results, these
potential risk in making stock selections    insights may help you understand our         Portfolio manager, is manager of AIM
can benefit or detract from Fund             investment management philosophy.            Structured Core Fund. She has been
performance. For the fiscal year, it                                                      associated with INVESCO Institutional
detracted from our results.                     See important Fund and index              and/or its affiliates since 1988. Ms.
                                             disclosures later in this report.            Unflat graduated magna cum laude from
                                                                                          Queens College with a B.A. in economics.
                                                                                          She earned her M.B.A. degree in finance
                                                                                          from St. John's University.

                                                                                          Assisted by the U.S. Structured Products
                                                                                          Group Research Team

                                                                    APPENDIX IV
AIM Structured Core Fund


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                              -----------------------------------
                                                                                 MARCH 31, 2006
                                                                 YEAR            (COMMENCEMENT
                                                                ENDED            DATE) THROUGH
                                                              AUGUST 31,           AUGUST 31,
                                                                 2007                 2006
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.19              $ 10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.08(a)              0.04
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.10                 0.15
=================================================================================================
    Total from investment operations                              1.18                 0.19
=================================================================================================
Less dividends from net investment income                        (0.18)                  --
=================================================================================================
Net asset value, end of period                                 $ 11.19              $ 10.19
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  11.60%                1.90%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 1,532              $   985
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.02%(c)             1.06%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               6.88%(c)            10.44%(d)
=================================================================================================
Ratio of net investment income to average net assets              0.67%(c)             0.95%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          79%                  25%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,323,329
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Structured Core Fund

                                                                      INSTITUTIONAL CLASS
                                                              -----------------------------------
                                                                                 MARCH 31, 2006
                                                                                 (COMMENCEMENT
                                                              YEAR ENDED         DATE) THROUGH
                                                              AUGUST 31,           AUGUST 31,
                                                                 2007                 2006
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.20              $ 10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.10(a)              0.05
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.10                 0.15
=================================================================================================
    Total from investment operations                              1.20                 0.20
=================================================================================================
Less dividends from net investment income                        (0.19)                  --
=================================================================================================
Net asset value, end of period                                 $ 11.21              $ 10.20
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  11.85%                2.00%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $   942              $   612
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.77%(c)             0.80%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               6.55%(c)            10.14%(d)
=================================================================================================
Ratio of net investment income to average net assets              0.92%(c)             1.21%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          79%                  25%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $775,848.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                   APPENDIX V

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II. DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III. AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

          a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

          b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V. PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI. PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2 01(f)(14) of Regulation S X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

                            AIM STRUCTURED CORE FUND
                    A PORTFOLIO OF AIM COUNSELOR SERIES TRUST
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246

                             AIM S&P 500 INDEX FUND
                         A PORTFOLIO OF AIM STOCK FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246


                       STATEMENT OF ADDITIONAL INFORMATION

  (February 29, 2008 Special Meeting of Shareholders of AIM S&P 500 Index Fund)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated December ___, 2007 for use in connection with the Special Meeting of Shareholders of AIM S&P 500 Index Fund to be held on February 29, 2008. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1-800-959-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         Statements of Additional Information dated (i) December 20, 2007 for the retail classes of the funds in AIM Counselor Series Trust (the "Trust") and
(ii) December 29, 2006 for the institutional classes of the funds in the Trust (the "Statements of Additional Information"), have been filed with the Securities and Exchange Commission and are attached hereto as Appendix I which are incorporated herein by this reference.

         The date of this Statement of Additional Information is December ___, 2007.

                                TABLE OF CONTENTS

THE TRUST.......................................................................................................S-3

DESCRIPTION OF PERMITTED INVESTMENTS............................................................................S-3

TRUSTEES AND OFFICERS OF THE TRUST..............................................................................S-3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................S-3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION...................................S-3

PORTFOLIO TRANSACTIONS..........................................................................................S-3

DESCRIPTION OF SHARES...........................................................................................S-3

DETERMINATION OF NET ASSET VALUE................................................................................S-3

TAXES    .......................................................................................................S-4

FINANCIAL INFORMATION...........................................................................................S-4

Appendix I       -     Statements of Additional Information of the Trust

Appendix II      -     Pro forma financial statements of the Fund
                       Audited financial statements of the Fund and the report thereon by

Appendix III     -     PricewaterhouseCoopers LLP

THE TRUST

         This Statement of Additional Information relates to AIM Counselor Series Trust (the "Trust") and its investment portfolio, AIM Structured Core Fund (the "Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

         For a discussion of the fundamental and non-fundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Description of the Funds and Their Investments and Risks" in the Trust's Statements of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

         For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statements of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For a disclosure of the control persons of the Fund, the principal holders of shares of the Fund and the ownership by officers and trustees of the Fund, see heading "Control Persons and Principal Holders of Securities" in the Trust's Statements of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

         For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statements of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

         For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statements of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

         For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statements of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

         For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statements of Additional Information attached hereto as Appendix I.

TAXES

         For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statements of Additional information attached hereto as Appendix I.

FINANCIAL INFORMATION

         The pro forma financial statements of the Fund are attached hereto as Appendix II.

         The August 31, 2007 audited financial statements of the Fund and the report thereon by PricewaterhouseCoopers LLP, are attached hereto as Appendix III.

                                                                      APPENDIX I
                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                           AIM COUNSELOR SERIES TRUST
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM COUNSELOR SERIES TRUST LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING
TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                          OR BY CALLING (800) 959-4246

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 20, 2007, RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:

       FUND                        DATED
       ----                        -----
   AIM MULTI-SECTOR FUND     DECEMBER 20, 2007
 AIM STRUCTURED CORE FUND    DECEMBER 20, 2007
AIM STRUCTURED GROWTH FUND   DECEMBER 20, 2007
 AIM STRUCTURED VALUE FUND   DECEMBER 20, 2007

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 20, 2007, ALSO RELATES TO THE INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUS:

       FUND                        DATED
       ----                        -----
   AIM MULTI-SECTOR FUND     DECEMBER 20, 2007
 AIM STRUCTURED CORE FUND    DECEMBER 20, 2007
AIM STRUCTURED GROWTH FUND   DECEMBER 20, 2007
 AIM STRUCTURED VALUE FUND   DECEMBER 20, 2007

                           AIM COUNSELOR SERIES TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST......................................     1
   Fund History..........................................................     1
   Shares of Beneficial Interest.........................................     2

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.................     4
   Classification........................................................     4
   Investment Strategies and Risks.......................................     4
      Equity Investments.................................................     4
      Foreign Investments................................................     5
      Debt Investments...................................................     7
      Other Investments..................................................    11
      Investment Techniques..............................................    13
      Derivatives........................................................    17
      Additional Securities or Investment Techniques.....................    22
   Fund Policies.........................................................    22
   Temporary Defensive Positions.........................................    26
   Policies and Procedures for Disclosure of Fund Holdings...............    26

MANAGEMENT OF THE TRUST..................................................    29
   Board of Trustees.....................................................    29
   Management Information................................................    29
      Trustee Ownership of Fund Shares...................................    32
   Compensation..........................................................    32
      Retirement Plan For Trustees.......................................    32
      Deferred Compensation Agreements...................................    33
      Purchase of Class A Shares of the Funds at Net Asset Value.........    33
   Codes of Ethics.......................................................    33
   Proxy Voting Policies.................................................    33

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................    34

INVESTMENT ADVISORY AND OTHER SERVICES...................................    34
   Investment Advisor....................................................    34
   Investment Sub-Advisor................................................    36
      Portfolio Manager(s)...............................................    36
      Securities Lending Arrangements....................................    36
   Service Agreements....................................................    37
   Other Service Providers...............................................    37

BROKERAGE ALLOCATION AND OTHER PRACTICES.................................    38
   Brokerage Transactions................................................    38
   Commissions...........................................................    39
   Broker Selection......................................................    39
   Directed Brokerage (Research Services)................................    42
   Regular Brokers.......................................................    42
   Allocation of Portfolio Transactions..................................    42
   Allocation of Equity Initial Public Offering ("IPO") Transactions.....    43

PURCHASE, REDEMPTION AND PRICING OF SHARES...............................    43
   Transactions through Financial Intermediaries.........................    43
   Purchase and Redemption of Shares.....................................    43
   Institutional Class Shares............................................    61

   Offering Price........................................................    61
   Redemptions In Kind...................................................    63
   Backup Withholding....................................................    63

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.................................    64
    Dividends and Distributions..........................................    64
    Tax Matters..........................................................    65

DISTRIBUTION OF SECURITIES...............................................    72
   Distribution Plans....................................................    72
   Distributor...........................................................    74

FINANCIAL STATEMENTS.....................................................    76

PENDING LITIGATION.......................................................    76

APPENDICIES:

RATINGS OF DEBT SECURITIES...............................................   A-1
PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN
   ONGOING BASIS.........................................................   B-1
TRUSTEES AND OFFICERS....................................................   C-1
TRUSTEE COMPENSATION TABLE...............................................   D-1
PROXY POLICIES AND PROCEDURES............................................   E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................   F-1
MANAGEMENT FEES..........................................................   G-1
PORTFOLIO MANAGERS.......................................................   H-1
ADMINISTRATIVE SERVICES FEES.............................................   I-1
BROKERAGE COMMISSIONS....................................................   J-1
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
   REGULAR BROKERS OR DEALERS............................................   K-1
CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS....   L-1
AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS..   M-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS............   N-1
TOTAL SALES CHARGES......................................................   O-1
PENDING LITIGATION.......................................................   P-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Counselor Series Trust (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of six separate portfolios: AIM Floating Rate Fund, AIM Multi-Sector Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund. This Statement of Additional Information relates to AIM Multi-Sector Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund (each a "Fund" and collectively, the "Funds"). Under the Second Amended and Restated Agreement and Declaration of Trust, dated December 6, 2005, as amended, (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Counselor Series Funds, Inc. (the "Company") and INVESCO Multi-Sector Fund, the single series portfolio of AIM Manager Series Funds, Inc. were redomesticated as new series of the Trust on November 25, 2003. The Company was incorporated under the laws of Maryland as INVESCO Advantage Series Funds, Inc. on April 24, 2000. On November 8, 2000, the Company changed its name to INVESCO Counselor Series Funds, Inc. and on October 1, 2003, the Company's name was changed to AIM Counselor Series Funds, Inc. INVESCO Manager Series Funds, Inc. ("Manager Series Funds") was incorporated under the laws of Maryland on May 23, 2002 and on October 1, 2003, Manager Series Fund's name was changed to AIM Manager Series Funds, Inc.

     On May 16, 2001, AIM Advantage Health Sciences Fund ("Advantage Health") assumed all the assets and liabilities of INVESCO Global Health Sciences Fund. On September 30, 2003, Advantage Health's name was changed from INVESCO Advantage Global Health Sciences Fund to INVESCO Advantage Health Sciences Fund. On October 15, 2004, Advantage Health's name was changed from INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund. On October 15, 2004, AIM Multi-Sector Fund's name was changed from INVESCO Multi-Sector Fund to AIM Multi-Sector Fund. In addition, on April 27, 2007, AIM Global Health Care Fund, a portfolio of AIM Investment Funds, acquired all the assets of AIM Advantage Health Sciences Fund.

     Each of AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund (collectively, the "Structured Funds") commenced operations as a series of the Trust. Pursuant to shareholder approval obtained at a shareholder meeting held on April 11, 2006, AIM Floating Rate Fund assumed all of the assets and liabilities of closed-end AIM Floating Rate Fund, the fund's predecessor, the sole series portfolio of AIM Floating Rate Fund. The sole purpose of the reorganization on April 13, 2006 was to convert the closed-end fund into an open-end fund. Pursuant to shareholder approval obtained at a shareholder meeting on February 26, 2007, AIM Select Real Estate Income Fund assumed all of the assets and liabilities of closed-end AIM Select Real Estate Income Fund, the fund's predecessor, the sole series portfolio of AIM Select Real Estate Income Fund. The sole purpose of the reorganization on March 12, 2007 was to convert the closed-end fund into an open-end fund.

     "Open-end" means that a Fund may issue an indefinite number of shares which are continuously offered and which may be redeemed at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate fund. These assets constitute the underlying assets of each fund, are segregated on the Trust's books of account, and are charged with the expenses of such fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

     Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Board. Each fund offers the following separate classes of shares.

                                                                             INSTITUTIONAL   INVESTOR
             FUND                    CLASS A   CLASS B   CLASS C   CLASS R       CLASS        CLASS
             ----                    -------   -------   -------   -------   -------------   --------
AIM Floating Rate Fund                  X                   X         X           X
AIM Multi-Sector Fund                   X         X         X                     X
AIM Select Real Estate Income Fund      X         X         X                     X
AIM Structured Core Fund                X         X         X         X           X             X
AIM Structured Growth Fund              X         X         X         X           X
AIM Structured Value Fund               X         X         X         X           X

     This Statement of Additional Information relates to the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares, if applicable, of the Funds. The Institutional Class shares of AIM Multi-Sector Fund and the Structured Funds are intended for use by certain eligible institutional investors, including the following:

     -    banks and trust companies acting in a fiduciary or similar capacity;

     -    bank and trust company common and collective trust funds;

     -    banks and trust companies investing for their own account;

     - entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies);

     -    retirement plans;

     - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement;

     -    proprietary asset allocation funds; and

     -    A I M Management Group Inc. and its affiliates.

     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the fund allocable to such class.

     Each share of a fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

     Except as specifically noted above, shareholders of each fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a fund. However, on matters affecting an individual fund or class of shares, a separate vote of shareholders of that fund or class is required. Shareholders of a fund or class are not entitled to vote on any matter which does not affect that fund or class but that requires a separate vote of another fund or class. An example of a matter that would be voted on separately by shareholders of each fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a fund for all losses and expenses of any shareholder of such fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

     SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

     Set forth below are detailed descriptions of the various types of securities and investment techniques that AIM and/or INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional" or the "Sub-Advisor") may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

     Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund may not invest in all of these types of securities or use all of these techniques at any one time. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. AIM and/or the Sub-Advisor may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described, subject to limitations imposed by a Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

     The Funds' investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

Equity Investments

     Each Fund may invest in all of the following types of equity investments.

     COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

     The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

     The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

     ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

     FOREIGN SECURITIES. AIM Multi-Sector Fund may invest up to 25% of its total assets in foreign securities. Each Structured Fund may invest up to 20% of its total assets in foreign securities. Foreign securities are equity or debt securities issued by issuers outside the United States. The Structured Funds include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and other securities representing underlying securities of foreign issuers in their limitation on investments in foreign securities. Although ADRs and securities of Canadian issuers are foreign securities, AIM Multi-Sector Fund does not include ADRs and securities of Canadian issuers in its foreign securities limitation, but does include EDRs and other securities representing underlying securities of foreign issuers in such limitation. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

     Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail some or all of the risks set forth below; in addition to those accompanying an investment in U.S. issued securities. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below, as well as risks set forth below under "Description of the Funds and Their Investments - Investment Strategies and Risks - Foreign Investments - ADRs and EDRs."

     Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     Regulatory Risk. Foreign companies may not be registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     Risks of Developing Countries. Developing countries are those countries that are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

     FOREIGN GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

     FOREIGN EXCHANGE TRANSACTIONS. Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward currency contracts entered into directly with another party or exchange traded futures contracts. Foreign exchange transactions also include transactions conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

     The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. There can be no guarantee that these investments will be successful. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

     ADRS AND EDRS. American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important fats known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except they are typically issued by European banks or trust companies.

Debt Investments

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest, subject to the limitations set forth above, in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

     INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. The Funds other than AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund will purchase only investment grade corporate debt securities.

     Descriptions of debt securities ratings are found in Appendix A.

     BANK INSTRUMENTS. AIM Multi-Sector Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

     AIM Multi-Sector Fund may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in AIM Multi-Sector Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. AIM Multi-Sector Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

     Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Multi-Sector Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     ZERO-COUPON AND PAY-IN-KIND SECURITIES. AIM Multi-Sector Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, AIM Multi-Sector Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

     JUNK BONDS. AIM Multi-Sector Fund may invest in lower-rated or non-rated debt securities commonly known as junk bonds. AIM Multi-Sector Fund will limit its investments in junk bonds to those which are rated at least Caa by Moody's and CCC by S&P.

     Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

     Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues may be subordinated to other creditors of the issuer.

     The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

     A Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

     LIQUID ASSETS. For cash management purposes, each Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.

     Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

Other Investments

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). To the extent consistent with their respective investment objectives and policies, AIM Multi-Sector Fund and each Structured Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

     REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

     REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

     The Funds could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Funds. By investing in REITs indirectly through the Funds, a shareholder will bear not only his/her proportionate share of the expenses of the Funds, but also, indirectly, similar expenses of the REITs.

     OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds").

     With respect to a Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

     EXCHANGE-TRADED FUNDS. Each Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed above under "Other Investment Companies."

     ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index; (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETFs shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

     Investments in ETFs involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF's shares may be halted if the listing exchange's officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF to replicate
(i) a particular index or basket will replicate such index or basket; or (ii) a commodity or currency will replicate the prices of such commodity or currency.

     INDEXED SECURITIES. Each Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

Investment Techniques

     DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements may be used as a speculative or leverage technique.

     Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.

     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

     A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

     WHEN-ISSUED SECURITIES. Each Fund may purchase when-issued securities. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

     Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

     Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Funds will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     SHORT SALES. Each Fund may engage in short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short against the box, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Funds will not sell a security short against the box, if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets.

     A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered.

     Short sales against the box may be subject to special tax treatment as "constructive sales" and require a Fund to recognize any taxable gain unless an exception to the constructive sale rule applies. See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."

     In addition to enabling the Funds to hedge against market risk, short sales may afford the Funds an opportunity to earn additional current income to the extent the Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Funds' short positions remain open. There is no assurance that the Funds will be able to enter into such arrangements.

     MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

     SWAP AGREEMENTS. AIM Multi-Sector Fund may enter into swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is only a fictitious amount used to calculate the obligations that the parties to a swap agreement have agreed to exchange. Swaps are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. A Fund's obligation or rights will be the net amount owed to or by the counterparty.

     A Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain cash or liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into a transaction with any counterparty that AIM believes does not have the financial resources to honor its obligation under the transaction. Further, AIM will continually monitor the financial stability of a counterparty to a transaction in an effort to proactively protect the Fund's investments. Where the obligations of the counterparty are guaranteed, AIM monitors the financial stability of the guarantor instead of the counterparty. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Tax Matters - Swap Agreements."

     INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other Funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

     BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or Fund performance, or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

     LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

     A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

     REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis.

     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

     The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

     Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     RULE 144A SECURITIES. Each Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Derivatives

     As set forth below the Funds may invest in some or all of the following:
(i) in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments; (ii) fixed-rate certificates ("TRAINS") that represent fractional undivided interests in the assets of a Targeted Return Index Securities Trust. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     HOLDRS. With respect to AIM Multi-Sector Fund, Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent the Fund's benficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risks.

     PUT AND CALL OPTIONS. Each Fund may purchase and sell put and call options. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

     A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     Pursuant to federal securities rules and regulations, if a Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

     Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

     A Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

     Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     Pursuant to federal securities rules and regulations, if a Fund writes index options, it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase futures contracts and options on futures contracts. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

     A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

     The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

     Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     FORWARD CURRENCY CONTRACTS. AIM Multi-Sector Fund may enter into foreign currency contracts. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, and price as agreed upon by the parties at the time the contract is entered. The Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates (hedging). The Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, the Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract or option is deemed to be illiquid, the assets used to "cover" a Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     GENERAL RISKS OF OPTIONS AND FUTURES STRATEGIES. The use by the Funds of options and futures contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

     (1) Successful use of hedging transactions depends upon AIM's and/or INVESCO Institutional's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM and/or INVESCO Institutional are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time.

     (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. Each Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

FUND POLICIES

     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

     With respect to AIM Multi-Sector Fund:

     (1) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (2) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities.

     (3) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     (4) The Fund may not issue senior securities, except as permitted under the 1940 Act.

     (5) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

     (6) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     (7) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     (9) The Fund may not purchase the securities or any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     With respect to the Structured Funds:

     (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM and the sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

     With respect to AIM Multi-Sector Fund:

     (1) The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     (2) The Fund may borrow money only from a bank or from an open-end management investment company managed by AIM or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (3)).

     (3) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (4) The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     (5) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     With respect to the Structured Funds:

     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     The Funds do not consider currencies or other financial commodities or contracts and financial instruments related thereto to be physical commodities (which include, for example, oil precious metals and grains). Accordingly, the Funds interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction (for Funds other than AIM Multi-Sector Fund) to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and elsewhere in this Statement of Additional Information), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, commodity-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other commodity-related derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction (for Funds other than AIM Multi-Sector Fund) to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

TEMPORARY DEFENSIVE POSITIONS

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. The Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

     PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on http://www.aiminvestments.com(1):

                                         APPROXIMATE DATE OF WEBSITE        INFORMATION REMAINS POSTED ON
            INFORMATION                            POSTING                              WEBSITE
            -----------               ----------------------------------   -------------------------------
Top ten holdings as of month-end      15 days after month-end              Until replaced with the
                                                                           following month's top ten
                                                                           holdings

Select holdings included in the       29 days after calendar quarter-end   Until replaced with the
Fund's Quarterly Performance Update                                        following quarter's Quarterly
                                                                           Performance Update

Complete portfolio holdings as of     30 days after calendar quarter-end   For one year
calendar quarter-end

Complete portfolio holdings as of     60-70 days after fiscal              For one year
fiscal quarter-end                    quarter-end

     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

----------
(1) To locate a Fund's portfolio holdings information on http://www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the Fund and AIM or its affiliates brought to the Board's attention by AIM.

     AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind)

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

     In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

     AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' sub-advisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

     From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Fund's most recent quarter-end and therefore may not be reflected on the list of a Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

     AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds' investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Funds. On an ongoing basis, the Trustees exercise general oversight of these service providers.

     Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar officers with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee, and the Special Market Timing Litigation Committee (the "Committees").

     The members of the Audit Committee are James T. Bunch, Bruce L. Crockett, Lewis F. Pennock, Raymond Stickel, Jr. (Chair), Dr. Larry Soll, and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent registered public accountant's qualifications, independence and performance; (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) oversee the financial reporting process for the Funds;
(vi) prepare an audit committee report for inclusion in any proxy statement issued by a Fund to the extent required by Regulation 14A under the Exchange Act; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended August 31, 2007, the Audit Committee held six meetings.

     The members of the Compliance Committee are Frank S. Bayley, Mr. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or its service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended August 31, 2007, the Compliance Committee held seven meetings.

     The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended August 31, 2007, the Governance Committee held eight meetings.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of the Funds desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Soll, Stickel and Philip A. Taylor and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended August 31, 2007, the Investments Committee held six meetings.

     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

     The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll, Taylor and Miss Quigley (Chair). The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and
(vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended August 31, 2007, the Valuation Committee held five meetings.

     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended August 31, 2007, the Special Market Timing Litigation Committee held one meeting.

Trustee Ownership of Fund Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2006 is found in Appendix D.

Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM.

     The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect for such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements

     Messrs. Crockett, Edward K. Dunn, Jr. (a former trustee), Fields, Frischling, Louis S. Sklar (a former trustee) and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustee. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund
- Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

     AIM, the Trust and AIM Distributors, and INVESCO Institutional, have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, employees of AIM and its subsidiaries, and INVESCO Institutional, and governs, among other things, personal trading activities of such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds Registered Trademark. Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds Registered Trademark, is permitted under the Codes subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM Multi-Sector Fund to AIM. The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Structured Funds to the Sub-Advisor. AIM and the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

     Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2007 is available at our website, http://www.aiminvestments.com. This information will also be available at the SEC website, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Funds and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

     As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM and the investment sub-advisory services of the Sub-Advisor are not exclusive and AIM and the Sub-Advisor are free to render investment advisory services to others, including other investment companies.

     AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Master Investment Advisory Agreement (the "Advisory Agreement") provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

     Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net asset of each class.

                                                                                           MAXIMUM ADVISORY
                                 ANNUAL RATE/NET ASSET       MAXIMUM ADVISORY FEE RATE   FEE RATES COMMITTED
        FUND NAME               PER ADVISORY AGREEMENT         AFTER JANUARY 1, 2005         UNTIL DATE
        ---------            -----------------------------   -------------------------   -------------------
AIM Multi-Sector Fund        0.695% of the first $250M                  N/A                       N/A
                             0.67% of the next $250M
                             0.645% of the next $500M
                             0.62% of the next $1.5B
                             0.595% of the next $2.5B
                             0.57% of the next $2.5B
                             0.545% of the next $2.5B
                             0.52% of the excess over $10B

AIM Structured Core Fund     0.60% of first $250M                       N/A                       N/A
AIM Structured Growth Fund   0.575% of next $250M
AIM Structured Value Fund    0.55% of next $500M
                             0.525% of next $1.5B
                             0.50% of next $2.5B
                             0.475% of next $2.5B
                             0.45% of next 2.5B
                             0.425% of excess over $10B

     AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

     AIM has contractually agreed through at least June 30, 2008 to waive advisory fees payable by each Fund in an amount equal to 100% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in the Affiliated Money Market Funds. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

     AIM also has contractually agreed through at least June 30, 2008 to waive advisory fees or reimburse expenses to the extent necessary to limit total Net Annual Fund Operating Expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares as follows:

            FUND                EXPENSE LIMITATION
            ----                ------------------
AIM Structured Core Fund
   Class A Shares                     1.00%
   Class B Shares                     1.75%
   Class C Shares                     1.75%
   Class R Shares                     1.25%
   Institutional Class Shares         0.75%

AIM Structured Growth Fund
   Class A Shares                     1.00%
   Class B Shares                     1.75%
   Class C Shares                     1.75%
   Class R Shares                     1.25%
   Institutional Class Shares         0.75%

AIM Structured Value Fund
   Class A Shares                     1.00%
   Class B Shares                     1.75%
   Class C Shares                     1.75%
   Class R Shares                     1.25%
   Institutional Class Shares         0.75

     The above contractual fee waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to a Fund's detriment during the period stated in the agreement between AIM and such Fund.

     Currently, the only expense offset arrangements from which the Funds benefit are in the form of credits that each Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by each Fund. Such contractual fee waivers of reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

INVESTMENT SUB-ADVISOR

     AIM has entered into a Sub-Advisory Agreement with INVESCO Institutional to provide investment sub-advisory services to the Structured Funds.

     INVESCO Institutional is registered as an investment advisor' under the Advisers Act. INVESCO Institutional is responsible for the Structured Funds day-to-day management, including the Structured Funds investment decisions and the execution of securities transactions with respect to the Structured Funds.

     AIM and INVESCO Institutional are indirect wholly owned subsidiaries of AMVESCAP.

     For the services to be rendered by INVESCO Institutional under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of each Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 40% of the Advisor's compensation of the sub-advised assets per year, for the Structured Funds.

     The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended August 31 are found in Appendix G.

Portfolio Manager(s)

     Appendix H contains the following information regarding the portfolio manager(s) identified in each Fund's prospectus:

     -    The dollar range of the manager's investments in each Fund.

     -    A description of the manager's compensation structure.

     - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

     If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

     Administrative services fees paid to AIM by each Fund for the last three fiscal years ended August 31 are found in Appendix I.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of AIM, is the Trust's transfer agent.

     The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.

     For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust, on behalf of the Fund, will pay AIS a fee equal to $2.00 per trade executed, to be billed monthly plus certain out of pocket expenses. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the

Board of the Trust (including a limitation on the amount of any fee payable to an intermediary of 0.10% of the average net assets held in accounts serviced by such intermediary). These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under, "Administrative and Processing Support Payments," below.

     SUB-TRANSFER AGENT. Effective January 1, 2007, A I M Funds Management, Inc. ("AFMI"), 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of AMVESCAP PLC, began providing services to the Trust as a sub-transfer agent, pursuant to an agreement between AFMI and AIS. The Trust does not pay a fee to AFMI for these services. Rather AFMI is compensated by AIS, as a sub-contractor.

     CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. JPMorgan Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

     The custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed ____________________________, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.

     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

     AIM or the Sub-Advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Funds invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Fund) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     Brokerage commissions paid by each of the Fund's during the last three fiscal years ended August 31 are found in Appendix J.

COMMISSIONS

     During the last three fiscal years ended August 31, 2007 [none of the Funds] paid brokerage commissions to Brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follows procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

     AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing such Fund.

     AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

     3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

     AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

     -    proprietary research created by the Broker executing the trade, and

     - other products created by third parties that are supplied to AIM through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

     AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

     AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

     Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended August 31, 2007 are found in Appendix K.

REGULAR BROKERS

     Information concerning the Funds' acquisition of securities of their Brokers during the last fiscal year ended August 31, 2007 is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the AIM Funds and by another fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund Servicemark and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund Servicemark and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF EQUITY INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

     Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity IPOs. Purchases of equity IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. AIM shall combine indications of interest for equity IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, AIM shall allocate such transactions in accordance with the following procedures:

     AIM or the Sub-Advisor will determine the eligibility of each AIM Fund and account that seeks to participate in a particular equity IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. AIM will allocate equity securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.

     INVESCO Institutional allocates equity IPOs on a pro rata basis based on account size or in such other manner believed by INVESCO Institutional to be fair and equitable.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

     If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

     INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

     Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Asia Pacific Growth Fund

AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund

AIM Independence Now Fund

AIM Independence 2010 Fund

AIM Independence 2020 Fund

AIM Independence 2030 Fund

AIM Independence 2040 Fund

AIM Independence 2050 Fund

AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund

AIM Real Estate Fund

AIM Select Equity Fund

AIM Select Real Estate Income Fund

AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund

                                                                    Dealer
                                      Investor's Sales Charge     Concession
                                    --------------------------   -------------
                                         As a          As a           As a
                                     Percentage     Percentage    Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
Less than $ 25,000                       5.50%         5.82%         4.75%
$ 25,000 but less than $ 50,000          5.25          5.54          4.50
$ 50,000 but less than $ 100,000         4.75          4.99          4.00
$100,000 but less than $ 250,000         3.75          3.90          3.00
$250,000 but less than $ 500,000         3.00          3.09          2.50
$500,000 but less than $1,000,000        2.00          2.04          1.60

CATEGORY II FUNDS

AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund

AIM International Total Return Fund

AIM Municipal Bond Fund
AIM Total Return Bond Fund

                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                         As a          As a          As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
Less than $ 50,000                      4.75%          4.99%         4.00%
$ 50,000 but less than $ 100,000        4.00           4.17          3.25
$100,000 but less than $ 250,000        3.75           3.90          3.00
$250,000 but less than $ 500,000        2.50           2.56          2.00
$500,000 but less than $1,000,000       2.00           2.04          1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                      -----------------------    -------------
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
Less than $ 100,000                     1.00%          1.01%        0.75%
$100,000 but less than $ 250,000        0.75           0.76         0.50
$250,000 but less than $1,000,000       0.50           0.50         0.40

     As of the close of business on October 30, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

CATEGORY IV FUNDS

AIM Floating Rate Fund

AIM LIBOR Alpha Fund

AIM Short Term Bond Fund

                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
         Single Transaction             Price        Invested        Price
     -----------------------        -------------   ----------   -------------
Less than $ 100,000                     2.50%          2.56%         2.00%
$100,000 but less than $ 250,000        2.00           2.04          1.50
$250,000 but less than $ 500,000        1.50           1.52          1.25
$500,000 but less than $1,000,000       1.25           1.27          1.00

     LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II, III or IV Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases ("Large Purchases"). If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Fund, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.

     AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

     PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Code, and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:

                               PERCENT OF PURCHASE

1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million

     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).


     If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

     PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):

                              PERCENT OF PURCHASES

0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million

     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

     A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

     With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

     PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

     As used herein, the terms below shall be defined as follows:

     - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

     -    "Spouse" is the person to whom one is legally married under state law;

     - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

     - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

     -    "Parent" is a person's biological or adoptive mother or father;

     - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

     -    "Step-parent" is the Spouse of a Child's Parent; and

     - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

     - an Individual (including his or her spouse or domestic partner, and children);

     - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

     - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

     - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 or the Code, if:

          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

          b. each transmittal is accompanied by a single check or wire transfer; and

          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI") and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

          - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

          - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

          - The offering price may be further reduced as described below under "Rights of Accumulation" if AIS, the Funds' transfer agent ("Transfer Agent") is advised of all other accounts at the time of the investment.

          - Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

          - Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effect date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.

          - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at any time prior to the completion of the original LOI. This revision will not change the original expiration date.

          - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

          - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

          - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

          - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

          - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors or its designee.

          - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

     All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1.00% CDSC.

RIGHTS OF ACCUMULATION

     A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.

     If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.

REINSTATEMENT FOLLOWING REDEMPTION

     If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested in Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

     - A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

     - A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

     OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

     PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. It is the purchaser's responsibility to notify AIM Distributors or its designee of any qualifying relationship at the time of purchase.

     AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

     Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:


     - Any current or retired officer, director, trustee or employee of any AIM Fund or of INVESCO PLC or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any members of their Immediate Family);

     - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

     - Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the Fund (this includes any members of their Immediate Family);

     - Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);

     - Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account;


     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

          a.   the plan has assets of at least $1 million;

          b. there are at least 100 employees eligible to participate in the plan; or

          c. all plan transactions are executed through a single omnibus account per Fund;further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

     -    "Grandfathered" shareholders as follows:

          a. Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

          b. Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of AIM Constellation Fund or AIM Charter Fund, respectively;

          c. Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

          d. A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

          e. Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

          f. Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the former GT Global funds since that time;

          g. Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

          h. Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

     - Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);


     -    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;

     -    Insurance company separate accounts;


     - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

          a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

          b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

          c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

     - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLES, SEPs, SARSEPs, Traditional or Roth IRAs; and

     - Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

     In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     -    when reinvesting dividends and distributions;

     - when exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;

     - the purchase of shares in connection with the repayment of a retirement plan loan administered by AIS;

     - as a result of a Fund's merger, consolidation or acquisition of the assets of another Fund;

     - the purchase of Class A shares with proceeds from the redemption of Class B or Class C shares where the redemption and purchase are effectuated on the same business day; or

     -    when buying Class A shares of AIM Tax-Exempt Cash Fund.

     PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

     The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates"). In addition to those payments, ADI Affiliates may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates makes these payments from its own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, ADI Affiliates will be reimbursed directly by the AIM Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor, or one or more of its affiliates may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.

     A list of certain financial advisors that received one or more types of payments below during the prior calendar year is attached hereto as Appendix L. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

     FINANCIAL SUPPORT PAYMENTS. ADI Affiliates make financial support payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Financial support payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below.)

     The financial support payments ADI Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Fund in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     SUB-ACCOUNTING AND NETWORKING SUPPORT PAYMENTS. AIS, an ADI Affiliate, acts as the transfer agent for the AIM Funds, registering the transfer, issuance and redemption of AIM Fund shares, and disbursing dividends and other distributions to AIM Funds shareholders. However, many AIM Fund shares are owned or held by financial advisors, as that term is defined above, for the benefit of their customers. In those cases, the AIM Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agent functions for these accounts are performed by the financial advisor. In these situations, ADI Affiliates may make payments to financial advisors that sell AIM Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.

     All fees payable by ADI Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.

     OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial advisor, one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems, financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA") (formerly NASD, Inc.). ADI Affiliates makes payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

     ADI Affiliates is motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, ADI Affiliates benefits from the incremental management and other fees paid to ADI Affiliates by the AIM Funds with respect to those assets.

     In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.

Purchases of Class B Shares

     Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

     Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

Payments With Regard to Converted Class K Shares

     For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.

Purchases and Redemption of Class P Shares

     Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see AIM Summit Fund's Prospectus for details.

Purchases of Class R Shares

     Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

     0.75% of the first $5 million
     plus 0.50% of amounts in excess of $5 million

     With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.

Purchases of Institutional Class Shares

     Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.

Exchanges

     TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

Redemptions

     GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

     SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

     Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

     Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:

     - Redemptions of shares of Category I, II or IV Funds held more than 18 months;

     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

     - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

     - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

     - Redemptions following the death or post-purchase disability of (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;

     - Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the account value must be $5,000 or more;

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

     - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

     - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;

     - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund;
          (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

     - Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the account value must be $5,000 or more;

     - Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and

     -    Investment account(s) of AIM and its affiliates.

     CDSCs will not apply to the following redemptions of Class C shares:

     - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

     - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code; and

     - Redemptions of Class C shares of a Fund other than AIM LIBOR Alpha Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES. CDSCs will not apply to the following redemptions of Class R shares:

     - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

     GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with AIS policy and procedures and U.S. regulations. AIS reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.

     AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.

     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to AIM as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution" and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of AIS.

     TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

     INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.

     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

     MISCELLANEOUS FEES. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:

     - an annual custodial fee on accounts where AIM Distributors acts as the prototype sponsor;

     -    expedited mailing fees in response to overnight redemption requests;
          and

     - copying and mailing charges in response to requests for duplicate statements.

Please consult with your intermediary for further details concerning any applicable fees.


INSTITUTIONAL CLASS SHARES

     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

     Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AIS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

     A financial intermediary may submit a written request to AIS for correction of transactions involving a Fund's shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse a Fund for any resulting loss.

     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Funds, except through the reinvestment of distributions.

     Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.

     AIS may request that an intermediary maintain separate master accounts in the Funds for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

     Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

     The following formula may be used to determine the public offering price per Class A share of an investor's investment:

     Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

For example, at the close of business on August 31, 2007, AIM Multi-Sector Fund
- Class A shares had a net asset value per share of $28.93. The offering price, assuming an initial sales charge of 5.50%, therefore was $30.61.

     Institutional Class shares of the Fund are offered at net asset value.

Calculation of Net Asset Value

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

     Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and Corporate Loans and in the case of debt obligations (excluding Corporate Loans), the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

     Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTIONS IN KIND

     Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind, if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

     Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a correctly completed and currently effective Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

     Each Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid or accrued), including long-term capital gain distributions, in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;

     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;

     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

     NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

     It is the present policy of each Fund to declare and pay annually net investment income dividends and any capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains.

     All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-


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dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

     Dividends on Class B, Class C and Class R shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B, Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

     Each Fund presently intends to elect under applicable Treasury regulations to treat any net capital loss and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year in determining its taxable income for the current taxable year. Certain Funds may also elect under the same regulations to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

     Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net


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income derived from certain publicly traded partnerships (the "Income
Requirement"). Under certain circumstances, the Fund may be required to sell portfolio holdings in order to meet this requirement.

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such futures contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of non-corporate shareholders. See "Fund Distributions" below.

     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of


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Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

     Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

     Some of the forward foreign currency exchange contracts,options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

     Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

     SWAP AGREEMENTS. Each Fund may enter into swap agreements as permitted by each Fund's prospectus. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain types of swap agreements. Moreover, the rules governing the tax aspects of certain types of these


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agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

     PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

     The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent that shareholders have held their fund shares for a minimum required period and the distributions satisfy other requirements that are discussed below.

     A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for non-corporate shareholders) or as recaptured long-term capital gain (currently taxable at a maximum rate of 25% for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his


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shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Subject to applicable Code limitations, each Fund will be allowed to take into account a net capital loss (excess of losses over gains from the sale of capital assets) from a prior taxable year as a short-term capital loss for the current taxable year in determining its investment company taxable income and net capital gain.

     Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year.

     Ordinary income dividends paid by a Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Dividends received by the Fund from PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed the maximum applicable capital gains rate for non-corporate taxpayers. The AMT applicable to corporations may reduce the value of dividends received deduction. However, certain small corporations are wholly exempt from the AMT.

     Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.


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     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to a maximum tax rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

     AIS may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them calculate their gain or loss from a sale or redemption. This information is supplied as a convenience to shareholders and will not be reported to the IRS. Although the IRS permits the use of several methods to determine the cost basis of mutual fund shares, the cost basis information provided by AIS will be calculated using only the single-category average cost method. Neither AIS nor a Fund recommends any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. Even if you have reported gains or losses for a Fund in past years using another method of basis determination, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods.

     If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustments.

     BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.


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     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election (as discussed below), but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

     Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of the Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of the Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

     FOREIGN INCOME TAX. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

     If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election") in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against


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Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to AMT.

     Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on October 1, 2007. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

     The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares, if applicable, (collectively the "Plans").

     Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

                                                                     INVESTOR
           FUND              CLASS A   CLASS B   CLASS C   CLASS R     CLASS
           ----              -------   -------   -------   -------   --------
AIM Multi-Sector Fund         0.25%     1.00%     1.00%      N/A        N/A
AM Structured Core Fund       0.25%     1.00%     1.00%     0.50%      0.25%
AIM Structured Growth Fund    0.25%     1.00%     1.00%     0.50%       N/A
AIM Structured Value Fund     0.25%     1.00%     1.00%     0.50%       N/A

     All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

     Amounts payable by a Fund under the Class A, Class B, Class C, Class R and Investor Class Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these Plans the Funds will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these Plans AIM Distributors will retain the full amount of the fee.

     AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C, Class R shares or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

     The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R shares and Investor Class shares, as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

     AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans.

AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.

     See Appendix M for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended August 31, 2007 and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended August 31, 2007.

     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

     The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

     The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. AIM Distributors became the distributor of AIM Multi-Sector Fund effective July 1, 2003. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

     The Distribution Agreements provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

     AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

     Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

     AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

     AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     The Trust (on behalf of any class of the Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of its assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

     Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended August 31 are found in Appendix O.

                              FINANCIAL STATEMENTS

     Each Fund's financial statements for the period ended August 31, 2007, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such fund's Annual Report to shareholders contained in the Trust's Form N-CSR filed on ________________.

     The portions of such Annual Reports that are not specifically listed above will not be incorporated by reference into this SAI and will not be a part of this Registration Statement.

                               PENDING LITIGATION

     Settled Enforcement Actions Related to Market Timing

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and ADI reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

     The AIM Funds expect that the SEC will, in the near future, provide notice to the public that it has approved the distribution methodology (the "IDC Plan") determined by AIM's independent distribution consultant, as described above, and that payments from the two fair funds may be distributed in accordance with the terms of the IDC Plan. AIM has informed the AIM Funds that, as soon as practicable upon the SEC's issuance of such notice, AIM intends to make or cause to be made available further details regarding the IDC Plan and planned distributions thereunder on AIM's website, available at http:www.aiminvestments.com. AIM's website is not a part of this Statement of Additional Information or the prospectus of any AIM Fund. While the AIM Funds expect that the SEC will make the above-described notice available in the near future, neither AIM nor the AIM Funds are able to guarantee this or make any specific representation as to the actual timing of such notice's availability.

     Regulatory Action Alleging Market Timing

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

     Private Civil Actions Alleging Market Timing

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management Group Inc. ("AIM Management"), INVESCO PLC ("INVESCO"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits (excluding those lawsuits that have been recently transferred as mentioned herein) that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-1.

     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.

     Private Civil Actions Alleging Improper Use of Fair Value Pricing

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-2.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

     Moody's corporate ratings are as follows:

     Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                          PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

                           (AS OF SEPTEMBER 30, 2007)

             SERVICE PROVIDER                              DISCLOSURE CATEGORY
             ----------------                              -------------------
ABN AMRO Financial Services, Inc.           Broker (for certain AIM funds)
AIM Investment Services, Inc.               Transfer Agent
Anglemyer & Co.                             Analyst (for certain AIM funds)
Ballard Spahr Andrews & Ingersoll, LLP      Legal Counsel
BB&T Capital Markets                        Broker (for certain AIM funds)
Bear, Stearns Pricing Direct                Pricing Vendor (for certain AIM funds)
BOSC, Inc.                                  Broker (for certain AIM funds)
BOWNE & Co.                                 Financial Printer
Brown Brothers Harriman & Co.               Securities Lender (for certain AIM funds)
Cabrera Capital Markets                     Broker (for certain AIM funds)
CENVEO                                      Financial Printer
Charles River Systems, Inc.                 System Provider
Citigroup Global Markets, Inc.              Broker (for certain AIM funds)
Classic Printers Inc.                       Financial Printer
Color Dynamics                              Financial Printer
Commerce Capital Markets                    Broker (for certain AIM funds)
D.A. Davidson & Co.                         Broker (for certain AIM funds)
Earth Color Houston                         Financial Printer
EMCO Press                                  Financial Printer
Empirical Research Partners                 Analyst (for certain AIM funds)
Finacorp Securities                         Broker (for certain AIM funds)
First Albany Capital                        Broker (for certain AIM funds)
First Tryon Securities                      Broker (for certain AIM funds)
F T Interactive Data Corporation            Pricing Vendor
GainsKeeper                                 Software Provider (for certain AIM funds)
GCom2 Solutions                             Software Provider (for certain AIM funds)
George K. Baum & Company                    Broker (for certain AIM funds)
Glass, Lewis & Co.                          System Provider (for certain AIM funds)
Global Trend Alert                          Analyst (for certain AIM funds)
Greater Houston Publishers                  Financial Printer
Grover Printing                             Financial Printer
Gulfstream Graphics Corp.                   Financial Printer
Hattier, Sanford & Reynoir                  Broker (for certain AIM funds)
Hutchinson, Shockey, Erley & Co.            Broker (for certain AIM funds)
Imageset                                    Financial Printer
iMoneyNet, Inc.                             Rating & Ranking Agency (for certain AIM funds)
Infinity Web, Inc.                          Financial Printer
Initram Data, Inc.                          Pricing Vendor
Institutional Shareholder Services, Inc.    Proxy Voting Service (for certain AIM funds)
INVESCO Senior Secured Management           System Provider (for certain AIM funds)
Investortools, Inc.                         Broker (for certain AIM funds)
ITG, Inc.                                   Pricing Vendor (for certain AIM funds)
J.P. Morgan Securities, Inc.                Analyst (for certain AIM funds)
JPMorgan Securities Inc.\Citigroup Global
   Markets Inc.\JPMorgan Chase Bank, N.A.   Lender (for certain AIM funds)
John Hancock Investment Management
   Services, LLC                            Sub-advisor (for certain sub-advised accounts)

             SERVICE PROVIDER                              DISCLOSURE CATEGORY
             ----------------                              -------------------
Jorden Burt LLP                             Special Insurance Counsel
Kramer, Levin Naftalis & Frankel LLP        Legal Counsel
Lipper, Inc.                                Rating & Ranking Agency (for certain AIM funds)
Loan Pricing Corporation                    Pricing Service (for certain AIM funds)
Loop Capital Markets                        Broker (for certain AIM funds)
MarkIt Group Limited                        Pricing Vendor (for certain AIM funds)
Merrill Communications, LLC                 Financial Printer
Mesirow Financial, Inc.                     Broker (for certain AIM funds)
Moody's Investors Service                   Rating & Ranking Agency (for certain AIM funds)
Morgan Keegan & Company, Inc.               Broker (for certain AIM funds)
Morrison Foerster LLP                       Legal Counsel
MS Securities Services, Inc. and Morgan
   Stanley & Co. Incorporated               Securities Lender (for certain AIM funds)
Muzea Insider Consulting Services, LLC      Analyst (for certain AIM funds)
Ness USA                                    System provider
Noah Financial, LLC                         Analyst (for certain AIM funds)
OMGEO Oasys                                 Trading System
Page International                          Financial Printer
PCP Publishing                              Financial Printer
Piper Jaffray                               Analyst (for certain AIM funds)
Prager, Sealy & Co.                         Broker (for certain AIM funds)
PricewaterhouseCoopers LLP                  Independent Registered Public Accounting Firm
                                            (for all AIM funds)
Protective Securities                       Broker (for certain AIM funds)
Ramirez & Co., Inc.                         Broker (for certain AIM funds)
Raymond James & Associates, Inc.            Broker (for certain AIM funds)
RBC Capital Markets                         Analyst (for certain AIM funds)
RBC Dain Rauscher Incorporated              Broker (for certain AIM funds)
Reuters America, LLC                        Pricing Service (for certain AIM funds)
Robert W. Baird & Co. Incorporated          Broker (for certain AIM funds)
RR Donnelley Financial                      Financial Printer
Ryan Beck & Co.                             Broker (for certain AIM funds)
Seattle-Northwest Securities Corporation    Broker (for certain AIM funds)
Siebert Brandford Shank & Co., L.L.C.       Broker (for certain AIM funds)
Signature                                   Financial Printer
Simon Printing Company                      Financial Printer
Southwest Precision Printers, Inc.          Financial Printer
Standard and Poor's/Standard and Poor's     Pricing Service and Rating and Ranking Agency
   Securities Evaluations, Inc.             (each, respectively, for certain AIM funds)
StarCompliance, Inc.                        System Provider
State Street Bank and Trust Company         Custodian, Lender, Securities Lender, and System
                                            Provider (each, respectively, for certain AIM
                                            funds)
Sterne, Agee & Leach, Inc.                  Broker (for certain AIM funds)
Stifel, Nicolaus & Company, Incorporated    Broker (for certain AIM funds)
The Bank of New York                        Custodian and Securities Lender (each,
                                            respectively, for certain AIM funds)
The MacGregor Group, Inc.                   Software Provider
The Savader Group                           Broker (for certain AIM funds)
Thomson Information Services Incorporated   Software Provider
UBS Financial Services, Inc.                Broker (for certain AIM funds)
VCI Group Inc.                              Financial Printer
Wachovia National Bank, N.A.                Broker (for certain AIM funds)
Western Lithograph                          Financial Printer

             SERVICE PROVIDER                              DISCLOSURE CATEGORY
             ----------------                              -------------------
Wiley Bros. Aintree Capital  L.L.C.         Broker (for certain AIM funds)
William Blair & Co.                         Broker (for certain AIM funds)
XSP, LLC\Solutions PLUS, Inc.               Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS

                            As of September 30, 2007

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                     TRUSTEE                                                                      OTHER
                                      AND/OR                                                                 TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND         OFFICER                                                                 DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST      SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE/DIRECTOR
----------------------------------   -------   -------------------------------------------------------   ------------------------
INTERESTED PERSONS

Martin L. Flanagan(1) - 1960           2007    Director, Chief Executive Officer and President,          None
Trustee                                        INVESCO PLC (parent of AIM and a global investment
                                               management firm); Chairman, A I M Advisors, Inc.
                                               (registered investment advisor); Director, Chairman,
                                               Chief Executive Officer and President, IVZ Inc.
                                               (holding company); INVESCO North American Holdings,
                                               Inc. (holding company); Chairman and President,
                                               INVESCO Group Services, Inc. (service provider);
                                               Trustee, The AIM Family of Funds Registered Trademark;
                                               Chairman, Investment Company Institute; and Member of
                                               Executive Board, SMU Cox School of Business

                                               Formerly: President, Co-Chief Executive Officer,
                                               Co-President, Chief Operating Officer and Chief
                                               Financial Officer, Franklin Resources, Inc. (global
                                               investment management organization)

Philip A. Taylor(2) - 1954             2006    Director, Chief Executive Officer and President, AIM      None
Trustee, President and Principal               Mutual Fund Dealer Inc. (registered broker dealer),
Executive Officer                              A I M Advisors, Inc., AIM Funds Management Inc. d/b/a
                                               INVESCO Enterprise Services (registered investment
                                               advisor and registered transfer agent) and 1371
                                               Preferred Inc. (holding company); Director, Chairman,
                                               Chief Executive Officer and President, A I M
                                               Management Group Inc. (financial services holding
                                               company), A I M Capital Management, Inc. (registered
                                               investment advisor);  Director and President, INVESCO
                                               Funds Group, Inc. (registered investment advisor and
                                               registered transfer agent) and AIM GP Canada Inc.
                                               (general partner for limited partnership); Director,
                                               A I M Distributors, Inc. (registered broker dealer);
                                               Director and Chairman, AIM Investment Services, Inc.
                                               (registered transfer agent), Fund Management Company
                                               (registered broker dealer) and INVESCO Distributors,
                                               Inc. (registered broker dealer); Director, President
                                               and Chairman, IVZ Callco Inc. (holding company),
                                               INVESCO Inc. (holding company) and AIM Canada
                                               Holdings Inc. (holding company);

----------
(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of the Trust.

                                     TRUSTEE                                                                      OTHER
                                      AND/OR                                                                 TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND         OFFICER                                                                 DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST      SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE/DIRECTOR
----------------------------------   -------   -------------------------------------------------------   ------------------------
                                               Director and Chief Executive Officer, AIM Trimark
                                               Corporate Class Inc. (formerly AIM Trimark Global Fund
                                               Inc.) (corporate mutual fund company) and AIM Trimark
                                               Canada Fund Inc. (corporate mutual fund company);
                                               Trustee, President and Principal Executive Officer, The
                                               AIM Family of Funds Registered Trademark (other than
                                               AIM Treasurer's Series Trust, Short-Term Investments
                                               Trust and Tax-Free Investments Trust); Trustee and
                                               Executive Vice President, The AIM Family of Funds
                                               Registered Trademark (AIM Treasurer's Series Trust,
                                               Short-Term Investments Trust and Tax-Free Investments
                                               Trust only) ; and Manager, PowerShares Capital
                                               Management LLC

                                               Formerly: President and Principal Executive Officer,
                                               The AIM Family of Funds Registered Trademark (AIM
                                               Treasurer's Series Trust, Short-Term Investments Trust
                                               and Tax-Free Investments Trust only); Chairman, AIM
                                               Canada Holdings, Inc.; President, AIM Trimark Global
                                               Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                               Director, Trimark Trust (federally regulated Canadian
                                               trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett - 1944               2003    Chairman, Crockett Technology Associates (technology      ACE Limited (insurance
Trustee and Chair                              consulting company)                                       company); and Captaris,
                                                                                                         Inc. (unified messaging
                                                                                                         provider)

Bob R. Baker - 1936                    1983    Retired                                                   None
Trustee

Frank S. Bayley - 1939                 2003    Retired                                                   Badgley Funds, Inc.
Trustee                                        Formerly: Partner, law firm of Baker & McKenzie           (registered investment
                                                                                                         company) (2 portfolios)

James T. Bunch - 1942                  2000    Founder, Green, Manning & Bunch Ltd. (investment          None
Trustee                                        banking firm); and Director, Policy Studies, Inc. and
                                               Van Gilder Insurance Corporation

Albert R. Dowden - 1941                2003    Director of a number of public and private business       None
Trustee                                        corporations, including the Boss Group, Ltd. (private
                                               investment and management), Reich & Tang Funds
                                               (Chairman) (registered investment company) (7
                                               portfolios), Daily Income Fund (4 portfolios),
                                               California Daily Tax Free Income Fund, Inc.,
                                               Connecticut Daily Tax Free Income Fund, Inc. and New
                                               Jersey Daily Municipal Income Fund, Inc., Annuity and
                                               Life Re (Holdings), Ltd. (insurance company), and
                                               Homeowners of America Holding Corporation (property
                                               casualty company)

                                               Formerly:  Director, CompuDyne Corporation (provider
                                               of product and services to the public security
                                               market), Director, President and Chief Executive
                                               Officer, Volvo Group North America, Inc.; Senior Vice
                                               President, AB Volvo; Director of various affiliated
                                               Volvo companies; and Director, Magellan Insurance
                                               Company

                                     TRUSTEE                                                                      OTHER
                                      AND/OR                                                                 TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND         OFFICER                                                                 DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST      SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE/DIRECTOR
----------------------------------   -------   -------------------------------------------------------   ------------------------
Jack M. Fields - 1952                  2003    Chief Executive Officer, Twenty First Century Group,      Administaff
Trustee                                        Inc. (government affairs company); Owner and Chief
                                               Executive Officer, Dos Angelos Ranch, L.P. (cattle,
                                               hunting, corporate entertainment); and Discovery
                                               Global Education Fund (non-profit)
                                               Formerly: Chief Executive Officer, Texana Timber LP
                                               (sustainable forestry company)

Carl Frischling - 1937                 2003    Partner, law firm of Kramer Levin Naftalis and            Director, Reich & Tang
Trustee                                        Frankel LLP                                               Funds (7 portfolios)

Prema Mathai-Davis - 1950              2003    Formerly: Chief Executive Officer, YWCA of the USA        None
Trustee

Lewis F. Pennock - 1942                2003    Partner, law firm of Pennock & Cooper                     None
Trustee

Ruth H. Quigley - 1935                 2003    Retired                                                   None
Trustee

Larry Soll - 1942                      1997    Retired                                                   None
Trustee

Raymond Stickel, Jr. - 1944            2005    Retired                                                   None
Trustee                                        Formerly: Partner, Deloitte & Touche; and Director,
                                               Mainstay VP Series Funds, Inc. (25 portfolios)

OTHER OFFICERS

Russell C. Burk - 1958                 2005    Senior Vice President and Senior Officer, The AIM         N/A
Senior Vice President and Senior               Family of Funds Registered Trademark
Officer
                                               Formerly: Director of Compliance and Assistant
                                               General Counsel, ICON Advisers, Inc.; Financial
                                               Consultant, Merrill Lynch; General Counsel and
                                               Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr - 1962                    2006    Director, Senior Vice President, Secretary and            N/A
Senior Vice President, Chief                   General Counsel, A I M Management Group Inc., A I M
Legal Officer and Secretary                    Advisors, Inc. and A I M Capital Management, Inc.;
                                               Director, Vice President and Secretary, AIM
                                               Investment Services, Inc., Fund Management Company
                                               and INVESCO Distributors, Inc.; Director, Senior Vice
                                               President and Secretary, A I M Distributors, Inc.;
                                               Director and Vice President, INVESCO Funds Group, Inc.;
                                               Senior Vice President, Chief Legal Officer and
                                               Secretary, The AIM Family of Funds Registered
                                               Trademark; and Manager, PowerShares Capital Management
                                               LLC

                                               Formerly: Vice President, A I M Capital Management,
                                               Inc.; Chief Operating Officer, Senior Vice President,
                                               General Counsel and Secretary, Liberty Ridge Capital,
                                               Inc. (an investment adviser); Vice President and
                                               Secretary, PBHG Funds (an investment company); Vice
                                               President and Secretary, PBHG Insurance Series Fund
                                               (an investment company); General Counsel and
                                               Secretary, Pilgrim Baxter Value Investors (an
                                               investment adviser); Chief Operating Officer, General
                                               Counsel and Secretary, Old Mutual Investment Partners
                                               (a broker-dealer); General Counsel and Secretary, Old
                                               Mutual Fund Services (an

                                     TRUSTEE                                                                      OTHER
                                      AND/OR                                                                 TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND         OFFICER                                                                 DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST      SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE/DIRECTOR
----------------------------------   -------   -------------------------------------------------------   ------------------------
                                               administrator); General Counsel and Secretary, Old
                                               Mutual Shareholder Services (a shareholder servicing
                                               center); Executive Vice President, General Counsel and
                                               Secretary, Old Mutual Capital, Inc. (an investment
                                               adviser); and Vice President and Secretary, Old Mutual
                                               Advisors Funds (an investment company)

Lisa O. Brinkley - 1959                2004    Global Compliance Director, INVESCO PLC; and Vice         N/A
Vice President                                 President, The AIM Family of Funds Registered Trademark

                                               Formerly: Senior Vice President, A I M Management
                                               Group Inc.; Senior Vice President and Chief
                                               Compliance Officer, A I M Advisors, Inc. and The AIM
                                               Family of Funds Registered Trademark; Vice President
                                               and Chief Compliance Officer, A I M Capital Management,
                                               Inc. and A I M Distributors, Inc.; Vice President, AIM
                                               Investment Services, Inc. and Fund Management Company;
                                               and Senior Vice President and Compliance Director,
                                               Delaware Investments Family of Funds

Kevin M. Carome - 1956                 2003    Senior Vice President and General Counsel, INVESCO        N/A
Vice President                                 PLC; Director, INVESCO Funds Group, Inc.; Director
                                               and Secretary, IVZ, Inc. and INVESCO Group Services,
                                               Inc.; Secretary, INVESCO North American Holdings,
                                               Inc. and Vice President, The AIM Family of Funds
                                               Registered Trademark

                                               Formerly: Director, Senior Vice President, Secretary
                                               and General Counsel, A I M Management Group Inc. and
                                               A I M Advisors, Inc.; Senior Vice President, A I M
                                               Distributors, Inc.; Director, General Counsel and
                                               Vice President, Fund Management Company; Vice
                                               President, A I M Capital Management, Inc. and AIM
                                               Investment Services, Inc.; and Senior Vice President,
                                               Chief Legal Officer and Secretary, The AIM Family of
                                               Funds Registered Trademark; Director and Vice
                                               President, INVESCO Distributors, Inc.; Chief Executive
                                               Officer and President, INVESCO Funds Group; and Senior
                                               Vice President and General Counsel, Liberty Financial
                                               Companies, Inc.

Sidney M. Dilgren - 1961               2004    Vice President, A I M Advisors, Inc. and A I M            N/A
Vice President, Treasurer and                  Capital Management, Inc.; and Vice President,
Principal Financial Officer                    Treasurer and Principal Financial Officer, The AIM
                                               Family of Funds Registered Trademark

                                               Formerly: Fund Treasurer, A I M Advisors, Inc.;
                                               Senior Vice President, AIM Investment Services, Inc.
                                               and Vice President, A I M Distributors, Inc.

                                     TRUSTEE                                                                      OTHER
                                      AND/OR                                                                 TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND         OFFICER                                                                 DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST      SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE/DIRECTOR
----------------------------------   -------   -------------------------------------------------------   ------------------------
Karen Dunn Kelley - 1960               2003    Head of INVESCO's World Wide Fixed Income and Cash        N/A
Vice President                                 Management Group; Director of Cash Management and
                                               Senior Vice President, A I M Advisors, Inc. and A I M
                                               Capital Management, Inc.; Director and President,
                                               Fund Management Company; Senior Vice President, A I M
                                               Management Group Inc.; Vice President, The AIM Family
                                               of Funds Registered Trademark (other than AIM
                                               Treasurer's Series Trust, Short-Term Investments Trust
                                               and Tax-Free Investments Trust); and President and
                                               Principal Executive Officer, The AIM Family of Funds
                                               Registered Trademark (AIM Treasurer's Series Trust,
                                               Short-Term Investments Trust and Tax-Free Investments
                                               Trust only)

                                               Formerly: Chief Cash Management Officer and Managing
                                               Director, A I M Capital Management, Inc.; Vice
                                               President, A I M Advisors, Inc. and The AIM Family of
                                               Funds Registered Trademark (AIM Treasurer's Series
                                               Trust, Short-Term Investments Trust and Tax-Free
                                               Investments Trust only)

Patrick J.P. Farmer - 1962             2007    Head of North American Retail Investments, Chief          N/A
Vice President                                 Investment Officer and Executive Vice President, AIM
                                               Funds Management Inc. d/b/a AIM Trimark Investments;
                                               Senior Vice President and Head of Equity Investments,
                                               A I M Advisors, Inc. and A I M Capital Management,
                                               Inc.; and Vice President, The AIM Family of Funds
                                               Registered Trademark

                                               Formerly: Director, Trimark Trust  and AIM Funds
                                               Management, Inc.

Lance A. Rejsek - 1967                 2005    Anti-Money Laundering Compliance Officer, A I M           N/A
Anti-Money Laundering Compliance               Advisors, Inc., A I M Capital Management, Inc., A I M
Officer                                        Distributors, Inc., AIM Investment Services, Inc.,
                                               AIM Private Asset Management, Inc., Fund Management
                                               Company and The AIM Family of Funds Registered
                                               Trademark

                                               Formerly: Manager of the Fraud Prevention
                                               Department, AIM Investment Services, Inc.

Todd L. Spillane - 1958                2006    Senior Vice President, A I M Management Group Inc.;       N/A
Chief Compliance Officer                       Senior Vice President and Chief Compliance Officer,
                                               A I M Advisors, Inc. and A I M Capital Management,
                                               Inc.; Chief Compliance Officer, The AIM Family of
                                               Funds Registered Trademark, INVESCO Global Asset
                                               Management (N.A.), Inc. (registered investment
                                               advisor), INVESCO Institutional (N.A.), Inc.
                                               (registered investment advisor), INVESCO Private
                                               Capital Investments, Inc. (holding company), INVESCO
                                               Private Capital, Inc. (registered investment advisor)
                                               and INVESCO Senior Secured Management, Inc. (registered
                                               investment advisor); and Vice President, A I M
                                               Distributors, Inc., AIM Investment Services, Inc. and
                                               Fund Management Company

                                               Formerly: Vice President, A I M Capital Management,
                                               Inc.; Global Head of Product Development, AIG-Global
                                               Investment Group, Inc.; and Chief Compliance Officer
                                               and Deputy General Counsel, AIG-SunAmerica Asset
                                               Management

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2006

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                     IN ALL REGISTERED INVESTMENT COMPANIES
                                                                                     OVERSEEN BY TRUSTEE IN THE AIM FAMILY
   NAME OF TRUSTEE             DOLLAR RANGE OF EQUITY SECURITIES PER FUND                OF FUNDS Registered Trademark
---------------------   -------------------------------------------------------   -------------------------------------------
Martin L. Flanagan(3)                             N/A                                                 N/A

Robert H. Graham(4)     AIM Select Real Estate Income Fund   $50,001 - $100,000                  Over $100,000

Philip A. Taylor(5)                              - 0 -                                               - 0 -

Bob R. Baker            AIM Select Real Estate Income Fund    $10,001 - $50,000                  Over $100,000

Frank S. Bayley                                  - 0 -                                           Over $100,000

James T. Bunch          AIM Select Real Estate Income Fund         $1 - $10,000                 Over $100,000(6)
                        AIM Floating Rate Fund                     $1 - $10,000

Bruce L. Crockett       AIM Select Real Estate Income Fund         $1 - $10,000                Over - $100,000(6)

Albert R. Dowden                                 - 0 -                                           Over $100,000

Jack M. Fields                                   - 0 -                                          Over $100,000(6)

Carl Frischling                                  - 0 -                                          Over $100,000(6)

Prema Mathai-Davis      AIM Select Real Estate Income Fund         $1 - $10,000                 Over $100,000(6)

Lewis F. Pennock        AIM Select Real Estate Income Fund         $1 - $10,000                  Over $100,000

Ruth H. Quigley         AIM Select Real Estate Income Fund         $1 - $10,000                  Over $100,000

Larry Soll              AIM Multi-Sector Fund                $50,001 - $100,000                 Over $100,000(6)

Raymond Stickel, Jr.                             - 0 -                                           Over $100,000

----------
(3) Mr. Flanagan was elected as a trustee of the Trust effective February 24, 2007, and therefore holdings as of December 31, 2006 are not effective.

(4)  Mr. Graham retired effective June 15, 2007.

(5)  Mr. Taylor was elected as trustee on September 20, 2006.

(6) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEES COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2006:

                                         RETIREMENT     ESTIMATED
                            AGGREGATE     BENEFITS        ANNUAL          TOTAL
                          COMPENSATION   ACCRUED BY      BENEFITS     COMPENSATION
                            FROM THE       ALL AIM         UPON       FROM ALL AIM
        TRUSTEE             TRUST(1)      FUNDS(2)    RETIREMENT(3)     FUNDS(4)
        -------           ------------   ----------   -------------   ------------
Bob R. Baker              $___________   $_________   $____________   $___________
Frank S. Bayley            ___________    _________    ____________    ___________
James T. Bunch             ___________    _________    ____________    ___________
Bruce L. Crockett          ___________    _________    ____________    ___________
Albert R. Dowden           ___________    _________    ____________    ___________
Jack M. Fields             ___________    _________    ____________    ___________
Carl Frischling(6)         ___________    _________    ____________    ___________
Prema Mathai-Davis         ___________    _________    ____________    ___________
Lewis F. Pennock           ___________    _________    ____________    ___________
Ruth H. Quigley            ___________    _________    ____________    ___________
Larry Soll                 ___________    _________    ____________    ___________
Raymond Stickel, Jr.(7)    ___________           --    ____________    ___________

(1) Amounts shown are based on the fiscal year ended August 31, 2007. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2007, including earnings, was $_______.

(2) During the fiscal year ended August 31, 2007, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $_______.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as trustees of 16 registered investment companies advised by AIM.

(5) During the fiscal year ended August 31, 2007, the Trust paid $_______ in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX E

                          PROXY POLICIES AND PROCEDURES

                             (AIM MULTI-SECTOR FUND)

                          (AS AMENDED OCTOBER 1, 2005)

A.   PROXY POLICIES

     Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I.   BOARDS OF DIRECTORS

          A board that has at least a majority of independent directors is integral to good corporate governance. The key board committees (e.g., Audit, Compensation and Nominating) should be composed of only independent trustees.

          There are some actions by directors that should result in votes being withheld. These instances include directors who:

          - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

          - Attend less than 75 percent of the board and committee meetings without a valid excuse;

          - It is not clear that the director will be able to fulfill his function;

          -    Implement or renew a dead-hand or modified dead-hand poison pill;

          - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

          - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

          - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

          Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

          - Long-term financial performance of the target company relative to its industry;

          -    Management's track record;

          -    Portfolio manager's assessment;

          -    Qualifications of director nominees (both slates);

          - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          -    Background to the proxy contest.

     II.  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

          - It is not clear that the auditors will be able to fulfill their function;

          - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

          - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

     III. COMPENSATION PROGRAMS

          Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

          - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

          - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

          - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

          - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

          - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

     IV.  CORPORATE MATTERS

          We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

          - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

          - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

          - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

          - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

     V.   SHAREHOLDER PROPOSALS

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

          - We will generally abstain from shareholder social and environmental proposals.

          - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

          - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

          - We will generally vote for proposals to lower barriers to shareholder action.

          - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

     VI.  OTHER

          - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

          - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

          - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

          AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.   PROXY COMMITTEE PROCEDURES

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

     AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
     Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.   BUSINESS/DISASTER RECOVERY

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.   RESTRICTIONS AFFECTING VOTING

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.   CONFLICTS OF INTEREST

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

     If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

     If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.   FUND OF FUNDS

     When an AIM Fund (an "Investing Fund") that invests in another AIM Fund Servicemark (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G.   CONFLICT IN THESE POLICIES

     If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                          PROXY POLICIES AND PROCEDURES
              (AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND
                         AND AIM STRUCTURED VALUE FUND)
                            (DATED FEBRUARY 10, 2005)

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                             CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                        ----------------------------------------
                                                       Print Name


---------------                         ----------------------------------------
      Date                                              Signature

                                                                      APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.   Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Failed to act on takeover offers where the majority of the shareholders tendered their shares

     - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

     - Are inside directors or affiliated outside directors and the full board is less than majority independent

     - Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

     - Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

     - Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     -    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (the role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

     -    Two-thirds independent board

     -    All-independent key committees

     -    Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.   Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry; management's track record

     -    Background to the proxy contest

     -    Qualifications of director nominees (both slates)

     - Evaluation of what each side is offering shareholders s well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

3.   Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.   Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price

     -    Fairness opinion

     -    Financial and strategic benefits

     -    How the deal was negotiated

     -    Conflicts of interest

     -    Other alternatives for the business

     -    Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Impact on the balance sheet/working capital

     -    Potential elimination of diseconomies

     -    Anticipated financial and operating benefits

     -    Anticipated use of funds

     -    Value received for the asset

     -    Fairness opinion

     -    How the deal was negotiated

     -    Conflicts of interest

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    Dilution to existing shareholders' position

     -    Terms of the offer

     -    Financial issues

     -    Management's efforts to pursue other alternatives

     -    Control issues

     -    Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    The reasons for the change

     -    Any financial or tax benefits

     -    Regulatory benefits

     -    Increases in capital structure

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

     -    Capital Structure model

     -    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:

     - offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     - percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     - Prospects of the combined company, anticipated financial and operating benefits

     -    Offer price

     -    Fairness opinion

     -    How the deal was negotiated

     -    Changes in corporate governance

     -    Change in the capital structure

     -    Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     -    Tax and regulatory advantages

     -    Planned use of the sale proceeds

     -    Valuation of spin-off

     -    Fairness opinion

     -    Benefits to the parent company

     -    Conflicts of interest

     -    Managerial incentives

     -    Corporate governance changes

     -    Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.   State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.   Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     - more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.   Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

     - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     -    Cash compensation, and

     -    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                  RUSSELL 3000              NON-RUSSELL 3000
                                          --------------------------   --------------------------
                                                  STANDARD    MEAN +           STANDARD    MEAN +
    GICS              GICS DSEC           MEAN   DEVIATION   STD DEV   MEAN   DEVIATION   STD DEV
    ----       ------------------------   ----   ---------   -------   ----   ---------   -------
    1010       Energy                     1.60%    1.02%      2.61%    2.59%    2.19%       4.78%
    1510       Materials                  1.55%    0.81%      2.36%    2.54%    1.92%       4.46%
    2010       Capital Goods              1.86%    1.19%      3.05%    3.23%    2.93%       6.17%
    2020       Commercial Services &
               Supplies                    287%    1.53%      4.40%    4.39%    3.68%       8.07%
    2030       Transportation             2.10%    1.50%      3.60%    2.44%    2.22%       4.66%
    2510       Automobiles & Components   2.10%    1.37%      3.48%    2.90%    2.28%       5.18%
    2520       Consumer Durables &
               Apparel                    2.40%    1.51%      3.90%    3.42%    2.79%       6.21%
    2530       Hotels Restaurants &
               Leisure                    2.39%    1.08%      3.48%    3.30%    2.87%       6.17%
    2540       Media                      2.34%    1.50%      3.84%    4.12%    2.89%       7.01%
    2550       Retailing                  2.89%    1.95%      4.84%    4.26%    3.50%       7.75%
3010 to 3030   Food & Staples Retailing   1.98%    1.50%      3.48%    3.37%    3.32%       6.68%
    3510       Health Care Equipment &
               Services                   3.24%    1.96%      5.20%    4.55%    3.24%       7.79%
    3520       Pharmaceuticals &
               Biotechnology              3.60%    1.72%      5.32%    5.77%    4.15%       9.92%
    4010       Banks                      1.44%    1.17%      2.61%    1.65%    1.60%       3.25%
    4020       Diversified Financials     3.12%    2.54%      5.66%    5.03%    3.35%       8.55%
    4030       Insurance                  1.45%    0.88%      2.32%    2.47%    1.77%       4.24%
    4040       Real Estate                1.01%    0.89%      1.90%    1.51%    1.50%       3.01%
    4510       Software & Services        5.44%    3.05%      8.49%    8.08%    6.01%      14.10%
    4520       Technology Hardware &
               Equipment                  4.00%    2.69%      6.68%    5.87%    4.25%      10.12%
    4530       Semiconductors &
               Semiconductor Equipment    5.12%    2.86%      7.97%    6.79%    3.95%      10.74%
    5010       Telecommunications
               Services                   2.56%    2.39%      4.95%    4.66%    3.90%       8.56%
    5510       Utilities                  0.90%    0.65%      1.55%    3.74%    4.63%       8.38%
    1010       Energy                     1.60%    1.02%      2.61%    2.59%    2.19%       4.78%
    1510       Materials                  1.55%    0.81%      2.36%    2.54%    1.92%       4.46%
    2010       Capital Goods              1.86%    1.19%      3.05%    3.23%    2.93%       6.17%
    2020       Commercial Services &
               Supplies                    287%    1.53%      4.40%    4.39%    3.68%       8.07%

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

     -    Base salary, bonus, long-term incentives

     - Accumulative realized and unrealized stock option and restricted stock gains

     - Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

     - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

     - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

     -    Payment if termination occurs within 12 months: $_____

     -    Payment if "not for cause" termination occurs within 12 months:
          $______

     -    Payment if "change of control" termination occurs within 12 months:
          $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(8) The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants2. Instead,

----------
(8) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

(9) The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

     -    Director stock ownership guidelines

          -    A minimum of three times the annual cash retainer.

     Vesting schedule or mandatory holding/deferral period

          - A minimum vesting of three years for stock options or restricted stock, or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     -    Retirement/Benefit and Perquisites programs

          - No retirement/benefits and perquisites provided to non-employee directors.

     -    Quality of disclosure

          - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

----------
(9) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the re-pricing

     -    Value-for-value exchange

     -    Treatment of surrendered options

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value, or

     -    Offering period is greater than 27 months, or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

     - No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

     -    The triggering mechanism should be beyond the control of management

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.   Social and Environmental Issues

                        CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     - The availability and feasibility of alternatives to animal testing to ensure product safety, and

     -    The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance

     - The company's standards are comparable to or better than those of peer firms, and

     - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     -    Whether the proposal focuses on a specific drug and region

     - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

     - Terms of reduced profits, lower R&D spending, and harm to competitiveness

     - The extent that reduced prices can be offset through the company's marketing budget without affecting

     -    R&D spending

     -    Whether the company already limits price increases of its products

     - Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

     -    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

     - Company's quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

     - Any voluntary labeling initiatives undertaken or considered by the company

     - Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HI V/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

     - The company's existing healthcare policies, including benefits and healthcare access for local workers

     -    Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     - Whether the company has adequately disclosed the financial risks of its sub-prime business

     - Whether the company has been subject to violations of lending laws or serious lending controversies

     -    Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     -    Whether the company complies with all local ordinances and regulations

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     - Whether the company has gone as far as peers in restricting advertising

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     - Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities. Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected

     -    The feasibility of a spin-off

     -    Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     - Environmentally conscious practices of peer companies, including endorsement of CERES

     -    Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors,

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance,

     -    The costs associated with implementing improved standards,

     - The potential costs associated with remediation resulting from poor environmental performance, and

     - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected

     -    The extent that peer companies are recycling

     -    The timetable prescribed by the proposal

     -    The costs and methods of implementation

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets

     -    The utility of such a report to shareholders

     - The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay

     - The degree that social performance is already included in the company's pay structure and disclosed

     - The degree that social performance is used by peer companies in setting pay

     - Violations or complaints filed against the company relating to the particular social performance measure

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee

     -    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities, and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations, and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country

     -    The company's workplace code of conduct

     -    Proprietary and confidential information involved

     -    Company compliance with U.S. regulations on investing in the country

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     -    Agreements with foreign suppliers to meet certain workplace standards

     -    Whether company and vendor facilities are monitored and how

     -    Company participation in fair labor organizations

     -    Type of business

     -    Proportion of business conducted overseas

     -    Countries of operation with known human rights abuses

     - Whether the company has been recently involved in significant labor and human rights controversies or violations

     -    Peer company standards and practices

     -    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations

     -    The company has no recent human rights controversies or violations, or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     -    Company compliance with or violations of the Fair Employment Act of
          1989

     - Company antidiscrimination policies that already exceed the legal requirements

     -    The cost and feasibility of adopting all nine principles

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     -    The potential for charges of reverse discrimination

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     -    The level of the company's investment in Northern Ireland

     -    The number of company employees in Northern Ireland

     -    The degree that industry peers have adopted the MacBride Principles

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components

     -    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs

     - Whether the company currently or in the past has manufactured cluster bombs or their components

     -    The percentage of revenue derived from cluster bomb manufacture

     -    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

     - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

     -    Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available or

     -    The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity

     -    Comparison with peer companies

     -    Established process for improving board diversity

     -    Existence of independent nominating committee

     -    Use of outside search firm

     -    History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     -    The composition of senior management and the board is fairly inclusive

     - The company has well-documented programs addressing diversity initiatives and leadership development

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

     - In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - ignore a shareholder proposal that is approved by a majority of shares outstanding;

     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

     -    are interested directors and sit on the audit or nominating committee;
          or

     -    are interested directors and the full board serves as the audit or

     - nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     -    Measures taken by the board to address the issues

     - Past shareholder activism, board activity, and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of directors

     -    Experience and skills of director candidates

     -    Governance profile of the company

     -    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance as compared with peers

     -    Resulting fees relative to peers

     -    Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     - potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation

     -    Regulatory standards and implications

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     - Removal of shareholder approval requirement for amendments to the new declaration of trust

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     - Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

     - Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

     - regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     - fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     - resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

     - performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

     All information listed below is as of October 10, 2007.

AIM FLOATING RATE FUND

                                     CLASS A SHARES   CLASS C SHARES   CLASS R SHARES   INSTITUTIONAL CLASS
                                     --------------   --------------   --------------   -------------------
                                       PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                         RECORD           RECORD           RECORD              RECORD
-------------------                  --------------   --------------   --------------   -------------------
AIM Advisors Inc.
Attn: Corporate Controller
11 E. Greenway Plz
Ste 1919
Houston, TX 77046-1103                      --               --              5.05%                --

AIM Conservative Asset Allocation
Fund Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                      --               --                --              16.19%

AIM Income Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                      --               --                --              12.73%

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                      --               --                --              44.31%

AIM Moderately Conservative
Allocation Fund Omnibus Account
C/O AIM Advisors
11 Greenway Plz
Ste 100
Houston, TX 77046-1113                      --               --                --              10.23%

American Enterprise Investment
Svcs
PO Box 9446
Minneapolis, MN 55474-0001                  --               --              5.49%                --

                                     CLASS A SHARES   CLASS C SHARES   CLASS R SHARES   INSTITUTIONAL CLASS
                                     --------------   --------------   --------------   -------------------
                                       PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                         RECORD           RECORD           RECORD              RECORD
-------------------                  --------------   --------------   --------------   -------------------
Charles Schwab & Co Inc
Special Custody FBO Customers
(SIM)
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151              9.42%              --               --                 --

Citigroup Global Markets House
Acct
Attn: Cindy Tempesta, 7th Floor
333 W. 34th St
New York, NY 10001-2402                     --             6.64%              --                 --

Judith C. Foss
Judith C Foss
336 Cousins St
Yarmouth, ME 04096-5508                     --               --            12.41%                --

Jennifer R. Jacobson
Jennifer R. Jocobson
PO Box 677
Yarmouth, ME 04096-0677                     --               --             9.49%                --

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 --            18.89%              --                 --

MG Trustco 401k
FBO Heifer International
Foundation 403B
700 17th St Ste 300
Denver, CO 80202-3531                       --               --             7.46%                --

MG Trustco Cust FBO
Heifer International Foundation
Emp
700 17th Street Suite 300
Denver, CO 80202-3531                       --               --             6.81%                --

Morgan Stanley DW
Attn: Mutual Fund Operations
3 Harborside Pl
Floor 6
Jersey City, NJ 07311-3907                  --             5.34%              --                 --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07339-0001               14.74%           15.75%              --                 --

George E. Prescott
George E. Prescott
4 Windward Ln
Scarborough, ME 04074-8244                  --               --            33.28%                --

Ryder Creative Inc
Thomas A. Ryder
5 Old Oregon Trl
Acton, MA 01720-7744                        --               --            10.35%                --

Wells Fargo Investments LLC
625 Marquette Ave S, 13th Floor
Minneapolis, MN 55402-2308                  --               --               --              10.30%

AIM MULTI-SECTOR FUND

                                                                                        INSTITUTIONAL CLASS
                                     CLASS A SHARES   CLASS B SHARES   CLASS C SHARES          SHARES
                                     --------------   --------------   --------------   -------------------
                                       PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                         RECORD           RECORD           RECORD              RECORD
-------------------                  --------------   --------------   --------------   -------------------
AIM Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz Ste 100
Houston TX 77046-1113                       --               --               --              52.46%

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz Ste 100
Houston TX 77046-1113                       --               --               --              22.45%

AIM Moderate Growth Allocation
Fund Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz Ste 100
Houston TX 77046-1113                       --               --               --              21.24%

Charles Schwab & Co Inc.
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco CA 94104-4122              33.78%              --               --                 --

Merrill Lynch
4800 Deer Lake Dr East
Jacksonville FL, 32246-6484                 --               --             6.87%                --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001               10.34%           15.64%           21.93%                --

AIM SELECT REAL ESTATE INCOME FUND

                                                                                        INSTITUTIONAL CLASS
                                     CLASS A SHARES   CLASS B SHARES   CLASS C SHARES          SHARES
                                     --------------   --------------   --------------   -------------------
                                       PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                         RECORD           RECORD           RECORD              RECORD
-------------------                  --------------   --------------   --------------   -------------------
A I M Advisors Inc.
Attn: Corporate Controller
11 E. Greenway Plz, Ste 1919
Houston, TX 77046-1103                      --            5.75%               --               100.00%

American Enterprise Investment
Svcs.
PO Box 9446
Minneapolis, MN 55474-0001                  --            6.33%               --                   --

ANTC
Atlas Engineering, Inc.
Tom Caldwell
6205 Winthrop Dr
Raleigh, NC 27612-2145                      --            11.04%              --                   --

                                                                                        INSTITUTIONAL CLASS
                                     CLASS A SHARES   CLASS B SHARES   CLASS C SHARES         SHARES
                                     --------------   --------------   --------------   -------------------
                                       PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                         RECORD           RECORD           RECORD              RECORD
-------------------                  --------------   --------------   --------------   -------------------
ANTC
Baptist Medical & Dental Mission
Margaret P. Carr
134 Zabe Rd
Mount Olive, MS 39119-5389                  --             5.76%              --                   --

ANTC Cust IRA FBO
Joseph Prescia
3607 E. Old Spanish Trl
New Iberia, LA 70560-8282                   --               --             7.37%                  --

Bon Temps Ventures
Robert E. George
31325 Shannon Dr.
Lacombe, LA 70445-2811                      --               --            11.89%                  --

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151              5.31%              --               --                   --

Citigroup Global Markets House
Acct
Attn: Cindy Tempesta, 7th Floor
333 W. 34th St
New York, NY 10001-2402                  23.55%              --               --                   --

Carle G. Danis
178 Old Post Rd
Arundel, ME 04046-7710                      --               --             5.45%                  --

Joseph F. Dimaria
Joseph F. Dimaria
602 Place Du Bois
Mandeville, LA 70471-1720                   --            15.45%              --                   --

LPL Financial Services
9785 Towne Centre Dr
San Diego, CA 92121-1968                    --               --             9.25%                  --

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246-6484              11.19%              --               --                   --

NFS LLC FBO
George R. McClelland
Catherine H. McClelland
14000 Fox Run Ct
Phoenix, MD 21131-1852                      --               --            30.97%                  --

NFS LLC FBO #
NFS / FMTC IRA
FBO Robert C. Wren II
6 Blueberry Ln
Stockton Springs, ME 04981-4119             --             5.91%              --                   --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001                  --            22.05%           14.37%                  --

AIM STRUCTURED CORE FUND

                                       CLASS A      CLASS B      CLASS C      CLASS R    INSTITUTIONAL     INVESTOR
                                       SHARES       SHARES       SHARES       SHARES      CLASS SHARES   CLASS SHARES*
                                     ----------   ----------   ----------   ----------   -------------   -------------
                                     PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF        OWNED OF
PRINCIPAL HOLDER                       RECORD       RECORD       RECORD       RECORD         RECORD          RECORD
-------------------                  ----------   ----------   ----------   ----------   -------------   -------------
A I M Advisors(1)
Attn: Corporate Controller
11 E. Greenway Plz
Suite 1919
Houston, TX 77046-1103                 44.43%       77.34%       64.52%       99.40%         72.68%

Charles Schwab & Co Inc.
Special Custody FBO
Customers (SIM)
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151            9.42%          --           --           --             --

Frank Cristo & Jeffrey
Isaacs TTEES
District #15 Ordinary Life
Fund UA
DTD 03-01-2007
43 N. Central Avenue
Valley Stream, NY 11580-3897              --           --           --           --          27.32%           --

Merrill Lynch Pierce Fenner
& Smith
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246-6484               --           --        18.70%          --             --            --

NFS LLC FBO
Merrill Lynch Bk&Tr Co FSB
Merrill Lynch Bk&Tr Co FSB
210 West 90th Street #6B
New York, NY 10024-1242                10.97%          --           --           --             --

(1)  Owned of record and beneficially.

*    Investor Class shares commenced operations on December 20, 2007.

AIM STRUCTURED GROWTH FUND

                                       CLASS A      CLASS B      CLASS C      CLASS R    INSTITUTIONAL
                                       SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                     ----------   ----------   ----------   ----------   -------------
                                     PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                       RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                  ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.
Attn: Corporate Controller
11 E. Greenway Plaza
Suite 1919
Houston, TX 77046-1103                    --            --           --        27.69%            --

AIM Growth Allocation
Fund Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                    --           --           --           --          42.43%

AIM Moderate Asset
Allocation Fund Omnibus
Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                    --           --           --           --          28.38%

AIM Moderate Growth
Allocation Fund Omnibus
Account
C/O AIM Advisors
11 Greenway Plz
Ste 100
Houston, TX 77046-1113                    --           --           --           --          23.62%

Amoskeag Chiropractic Inc.
Edward J. Rusher
357 Coolidge Ave
Manchester, NH 03102-3206                 --           --           --        44.98%            --

Amoskeag Chiropractic Inc.
Eleanor Rusher
357 Coolidge Ave
Manchester, NH 03102-3206                 --           --           --        26.16%            --

ANTC Cust IRA R/O
FBO Lisa M. Butterfield
Lisa Butterfield
169 Limerock Rd
Smithfield, RI 02917-1916                 --         5.41%          --           --             --

Charles Schwab & Co Inc
Special Custody Acct
FBO Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151              --           --        14.88%         --              --

                                       CLASS A      CLASS B      CLASS C      CLASS R    INSTITUTIONAL
                                       SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                     ----------   ----------   ----------   ----------   -------------
                                     PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                       RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                  ----------   ----------   ----------   ----------   -------------
LPL Financial Services
9785 Towne Centre Drive
San Diego, CA 92121-1968                  --        11.43%          --           --             --

Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of
Customers
Attn: Fund Administration
48800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            24.76%       10.50%       68.60%          --             --

Morgan Stanley DW
Attn: Mutual Fund
Operations
3 Harborside Pl FL 6
Jersey City, NJ 07311-3907              8.17%          --           --           --             --

NFS LLC FBO
Bruce Jacobs
PO Box 204
Richmond, VT 05477-0204                   --         6.00%          --           --             --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001             31.75%          --           --           --             --

AIM STRUCTURED VALUE FUND

                                       CLASS A      CLASS B      CLASS C      CLASS R    INSTITUTIONAL
                                       SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                     ----------   ----------   ----------   ----------   -------------
                                     PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                       RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                  ----------   ----------   ----------   ----------   -------------
A G Edwards & Sons Inc C/F
Patric A. Thomas
IRA Account
262 Shady Oaks Ct
Baton Rouge, LA 70810-5349               --          5.00%         --            --             --

A I M Advisors, Inc.
Attn: Corporate Controller
11 E. Greenway Plaza
Suite 1919
Houston, TX 77046-1103                   --            --          --         13.48%            --

                                       CLASS A      CLASS B      CLASS C      CLASS R    INSTITUTIONAL
                                       SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                     ----------   ----------   ----------   ----------   -------------
                                     PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                       RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                  ----------   ----------   ----------   ----------   -------------
AIM Growth Allocation
Fund Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                   --            --          --            --          43.45%

AIM Moderate Asset
Allocation Fund Omnibus
Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                   --            --          --            --          26.56%

AIM Moderate Growth
Allocation Fund Omnibus
Account
C/O AIM Advisors
11 Greenway Plz
Ste 100
Houston, TX 77046-1113                   --            --          --            --          23.46%

Amoskeag Chiropractic Inc.
Edward J. Rusher
357 Coolidge Ave
Manchester, NH 03102-3206                --            --          --         54.14%            --

Amoskeag Chiropractic Inc.
Eleanor Rusher
357 Coolidge Ave
Manchester, NH 03102-3206                --            --          --         31.63%            --

ANTC
Capital Q
Kelly Bleak
PO Box 823
Heber, AZ 85928-0823                     --            --        5.65%           --             --

ANTC
Victorian Sales
William T. Spangler
536 Smith Ct
Robertsville, MO 63072-1938              --            --        9.11%           --             --

ANTC
Sudon Brothers Inc
Joseph Sudon
4958 Maple St
Vienna, OH 44473-9632                    --            --        5.51%           --             --

ANTC Cust IRA
FBO Gary R. Warren
18 Dunmow Cres
Fairport, NY 14450-3837                  --            --        5.63%           --             --

                                       CLASS A      CLASS B      CLASS C      CLASS R    INSTITUTIONAL
                                       SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                     ----------   ----------   ----------   ----------   -------------
                                     PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                       RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                  ----------   ----------   ----------   ----------   -------------
Charles Schwab & Co Inc
Special Custody FBO
Customers (SIM)
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151            7.84%          --           --          --            --

Merrill Lynch Pierce Fenner
& Smith
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer lake Dr East 2nd
Floor
Jacksonville, FL 32246-6484             5.52%          --           --          --            --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001              5.46%        6.11%        6.68%         --            --

Resources Trust Company
FBO Joan R. Higley
PO Box 5900
Denver, CO 80217-5900                     --           --         7.91%         --            --

Resources Trust Company
FBO Richard A. Pierce
PO Box 5900
Denver, CO 80217-5900                     --           --         8.41%         --            --

Robert L. Shoss & Elizabeth
K. Shoss JTWROS
5320 Braeburn Dr
Bellaire, TX 77401-4802                 8.79%          --           --          --            --

USHA Balasubramanian & Bala
Balasubramanian JTWROS
1240 Normandy Dr
Blue Bell, PA 19422-1432               13.92%          --           --          --            --

Window Treatments By Susan
Susan T. Keck
910 Bear Claw Way
Madison, WI 53717-2749                    --           --         9.48%         --            --

MANAGEMENT OWNERSHIP

As of October 10, 2007, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except the trustees and officers as a group owned 1.69% of the outstanding Class A Shares of AIM Structured Core Fund.

                                   APPENDIX G
                                 MANAGEMENT FEES

     For the last three fiscal years ended August 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

                                      2007                                2006                                2005
                       ----------------------------------  ----------------------------------  ----------------------------------
                       MANAGEMENT  MANAGEMENT      NET     MANAGEMENT  MANAGEMENT      NET     MANAGEMENT  MANAGEMENT      NET
                           FEE         FEE     MANAGEMENT      FEE         FEE     MANAGEMENT      FEE         FEE     MANAGEMENT
      FUND NAME          PAYABLE     WAIVERS    FEE PAID     PAYABLE     WAIVERS    FEE PAID     PAYABLE     WAIVERS    FEE PAID
      ---------        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
AIM Multi-Sector Fund                                       2,935,448    255,636    2,679,812    874,904     51,656      823,248
AIM Structured Core
   Fund(1)                                                      8,256      8,256            0        N/A        N/A          N/A
AIM Structured Growth
   Fund(1)                                                     19,191     19,191            0        N/A        N/A          N/A
AIM Structured Value
   Fund(1)                                                     17,557     17,557            0        N/A        N/A          N/A

(1)  Commenced operations on March 31, 2006.

                                   APPENDIX H
                              PORTFOLIO MANAGER(S)

PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of August 31, 2007:

                                      OTHER REGISTERED         OTHER POOLED
                         DOLLAR         MUTUAL FUNDS        INVESTMENT VEHICLES      OTHER ACCOUNTS
                        RANGE OF    (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)
                      INVESTMENTS   --------------------   --------------------   --------------------
                        IN EACH      NUMBER OF              NUMBER OF              NUMBER OF
 PORTFOLIO MANAGER      FUND(1)       ACCOUNTS   ASSETS      ACCOUNTS   ASSETS      ACCOUNTS   ASSETS
 -----------------    -----------   ----------   ------    ----------   ------    ----------   ------
                                        AIM FLOATING RATE FUND
Thomas Ewald
Gregory Stoeckle

                                         AIM MULTI-SECTOR FUND

Michelle Fenton
Mark D. Greenberg
Lanny Sachnowitz(2)

----------

[(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) Mr. Sachnowitz began serving as portfolio manager on AIM Multi-Sector Fund on March 12, 2007. The information provided for Mr. Sachnowitz is as of February 28, 2007.]

                                      OTHER REGISTERED         OTHER POOLED
                         DOLLAR         MUTUAL FUNDS        INVESTMENT VEHICLES      OTHER ACCOUNTS
                        RANGE OF    (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)
                      INVESTMENTS   --------------------   --------------------   --------------------
                        IN EACH      NUMBER OF              NUMBER OF              NUMBER OF
 PORTFOLIO MANAGER      FUND(1)       ACCOUNTS   ASSETS      ACCOUNTS   ASSETS      ACCOUNTS   ASSETS
 -----------------    -----------   ----------   ------    ----------   ------    ----------   ------
John S. Segner                                                                                   (3)
Michael J. Simon                                                                                 (3)
Derek Taner                                        (4)
                                       AIM STRUCTURED CORE FUND

Maureen Donnellan
Jeremy Lefkowitz
W. Lawson McWhorter
William E. Merson
Daniel Tsai
Anne M. Unflat
                                      AIM STRUCTURED GROWTH FUND

Daniel A. Kostyk
Jeremy Lefkowitz
Anthony J. Munchak
Glen E. Murphy
Francis M. Orlando

                                       AIM STRUCTURED VALUE FUND

Daniel A. Kostyk
Jeremy Lefkowitz
Anthony J. Munchak
Glen E. Murphy

----------

[(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(4) This amount includes a fund that pays performance-based fees with $149.5M in total assets under management.]

                                      OTHER REGISTERED         OTHER POOLED
                         DOLLAR         MUTUAL FUNDS        INVESTMENT VEHICLES      OTHER ACCOUNTS
                        RANGE OF    (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)
                      INVESTMENTS   --------------------   --------------------   --------------------
                        IN EACH      NUMBER OF              NUMBER OF              NUMBER OF
 PORTFOLIO MANAGER      FUND(1)       ACCOUNTS   ASSETS      ACCOUNTS   ASSETS      ACCOUNTS   ASSETS
 -----------------    -----------   ----------   ------    ----------   ------    ----------   ------
Francis M. Orlando

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

AIM ADVISORS, INC.

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO INSTITUTIONAL, (N.A.) INC. (SUB-ADVISOR TO AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND, AND AIM STRUCTURED VALUE FUND)

     INVESCO Institutional (N.A.), Inc. seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO Institutional (N.A.), Inc. evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO SENIOR SECURED MANAGEMENT, INC. (SUB-ADVISOR TO AIM FLOATING RATE FUND)

     INVESCO Senior Secured Management, Inc. seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO Senior Secured Management, Inc. evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

     Portfolio managers also participate in benefit plans and programs available generally to all employees.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

     The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended August 31:

          FUND NAME             2007     2006     2005
          ---------             ----   -------   ------
AIM Multi-Sector Fund                  120,020   50,000
AIM Structured Core Fund(1)             21,096      N/A
AIM Structured Growth Fund(1)           21,096      N/A
AIM Structured Value Fund(1)            21,096      N/A

(1)  COMMENCED OPERATIONS ON MARCH 31, 2006.

                                   APPENDIX J

                              BROKERAGE COMMISSIONS

     Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended August 31 were as follows:

          FUND                  2007     2006     2005
          ----                  ----   -------   ------
AIM Multi-Sector Fund                  818,221
AIM Structured Core Fund(2)              1,359     N/A
AIM Structured Growth Fund(2)           27,277     N/A
AIM Structured Value Fund(2)            20,489     N/A

(1) Disclosure regarding brokerage commissions are limited to commissions paid on agency trades and designated as such on the trade confirms.

(2)  Commenced operations on March 31, 2006.

                                   APPENDIX K

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

     During the last fiscal year ended August 31, 2007, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                        Related
Fund                         Transactions(1)   Brokerage Commissions(1)
----                         ---------------   ------------------------
AIM Multi-Sector Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund

(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.


     During the last fiscal year ended August 31, 2007, the following Funds purchased securities by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

                          Market Value
Issuer   Security   (as of August 31, 2007)
------   --------   -----------------------


                                   APPENDIX L

      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1st Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
APS Financial
Associated Securities Corporation
AXA Advisors, LLC
Bank of New York
Bank of Oklahoma N.A.
BBVA Investments
Bear Stearns Securities Co
Brown Brothers Harriman
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella
Cantor Fitzgerald
Centennial Bank
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
Chicago Mercantile Exchange
Citigroup
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
Comerica Bank
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
Credit Suisse
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Fifth Third Bank
Financial Network Investment Corporation
Fiserv
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors
Goldman Sachs
Great West Life & Annuity Company
Guaranty Bank & Trust
Guardian Insurance & Annuity Company, Inc.
GunnAllen Finanical
Harris Nesbitt Burns
H. D. Vest Investment Securities, Inc.
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
Huntington
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Jefferson Pilot Securities Corporation
JM Lummis Securities
JP Morgan Chase
LaSalle
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Trust
M & T Securities, Inc.
M M L Investors Services, Inc.
Matrix
McDonald Investments, Inc.
Mellon Financial
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Meyer Financial Group
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley
Morgan Stanley DW Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Investment Services Corporation
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
PNC Capital Markets
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Ross Sinclair and Associates
Royal Alliance Associates, Inc.
SCF Securities
S I I Investments, Inc.
Securities America, Inc.
Sentra Securities Corporation
Signator Investors, Inc.
Simmons 1st Investment Group
Spelman & Company, Inc.
State Farm VP Management Corp
State Street Bank & Trust Company
SunAmerica Securities, Inc.
SunGard Institutional Brokerage, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
SunTrust Robinson Humphrey
SWS Financial Services
The (Wilson) William Financial
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
Trust Management Network
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Union Bank of California
United Planner Financial Service
USAllianz Securities, Inc.
US Bank
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments
Wachovia Capital Markets LLC
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.
Zions Bank

                                   APPENDIX M

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

     A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended August 31, 2007 follows:

                                                                     INVESTOR
                             CLASS A   CLASS B   CLASS C   CLASS R     CLASS
FUND                          SHARES    SHARES    SHARES    SHARES    SHARES
----                         -------   -------   -------   -------   --------
AIM Multi-Sector Fund                                        N/A        N/A
AIM Structured Core Fund                                                N/A
AIM Structured Growth Fund                                              N/A
AIM Structured Value Fund                                               N/A

(1)  Commenced operations on December 20, 2007.

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

     An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended August 31, 2007 follows:

                                         PRINTING &            UNDERWRITERS     DEALERS    TRAVEL RELATING
                            ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION    TO MARKETING   PERSONNEL
                            -----------  ----------  --------  ------------  ------------  ---------------  ---------
AIM Multi-Sector Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund

     An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended August 31, 2007 follows:

                                         PRINTING &            UNDERWRITERS     DEALERS    TRAVEL RELATING
                            ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION    TO MARKETING   PERSONNEL
                            -----------  ----------  --------  ------------  ------------  ---------------  ---------
AIM Multi-Sector Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund

     An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended August 31, 2007 follows:

                                         PRINTING &            UNDERWRITERS     DEALERS    TRAVEL RELATING
                            ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION    TO MARKETING   PERSONNEL
                            -----------  ----------  --------  ------------  ------------  ---------------  ---------
AIM Multi-Sector Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund

     An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended August 31, 2007 follows:

                                         PRINTING &            UNDERWRITERS     DEALERS    TRAVEL RELATING
                            ADVERTISING    MAILING   SEMINARS  COMPENSATION  COMPENSATION    TO MARKETING   PERSONNEL
                            -----------  ----------  --------  ------------  ------------  ---------------  ---------
AIM Multi-Sector Fund(1)
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund

(1)  Class R shares are not offered.

     As of the date of this Statement of Additional Information, the Investor Class shares of AIM Structured Core Fund had not yet commenced operations.

                                   APPENDIX O

                               TOTAL SALES CHARGES

     The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ending August 31:

                                       2007                    2006                    2005
                                ------------------   ------------------------   ------------------
                                 SALES     AMOUNT                     AMOUNT     SALES     AMOUNT
                                CHARGES   RETAINED   SALES CHARGES   RETAINED   CHARGES   RETAINED
                                -------   --------   -------------   --------   -------   --------
AIM Multi-Sector Fund                                  1,939,743      293,781   356,171    52,345
AIM Structured Core Fund(1)                                2,138          421       N/A       N/A
AIM Structured Growth Fund(1)                              3,034          566       N/A       N/A
AIM Structured Value Fund(1)                               2,494          381       N/A       N/A

     The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended August 31:

                                2007    2006     2005
                                ----   ------   ------
AIM Multi-Sector Fund                  50,045   17,040
AIM Structured Core Fund(1)               -0-      N/A
AIM Structured Growth Fund(1)             -0-      N/A
AIM Structured Value Fund(1)              -0-      N/A

(1)  Commenced operations on March 31, 2006.

                                  APPENDIX P-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, INVESCO, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived (with the exception of the Sayegh lawsuit discussed below).

     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

     This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

     GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of:
     Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

     AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

     STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY

     INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.

     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in INVESCO's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND
     R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K.

     BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

     36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

     On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. Defendants filed their Original Answer in the class action (Lepera) lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative (Essenmacher) lawsuit. The Plaintiffs in the class action (Lepera) lawsuit stipulated that their claims against AIM, ADI and AIM Investment Services, Inc. ("AIS") are based solely on successor liability for alleged timing in the AIM Funds formerly advised by IFG and that they are not making any claims based on alleged timing in the other AIM Funds. Based upon this stipulation, AIM withdrew its pending Motion to Dismiss the claims against AIM, ADI and AIS. On July 3, 2007, the Defendants filed an Omnibus Motion to Dismiss in both the class action (Lepera) and derivative (Essenmacher) lawsuits based on Plaintiffs' lack of standing to sue for injuries to funds the Plaintiffs do not own.

     On September 15, 2006, Judge Motz for the MDL Court granted the INVESCO Defendants' motion to dismiss the ERISA (Calderon) lawsuit and dismissed such lawsuit. The Plaintiff has commenced an appeal from Judge Motz's decision.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived.

     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by Plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal District Court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. On August 27, 2005, Plaintiffs filed their Notice of Appeal. On September 2, 2005, the Federal Appellate Court consolidated the nine cases on this subject matter, including the case against AIM. AIM has submitted a statement to the Federal Appellate Court asserting that the U.S. Supreme Court's holding in the Dabit case mandates the dismissal of the Plaintiffs' appeals. The appeals were vacated and the suit remanded back to Illinois state court. The Defendants removed the suit to Federal District Court and the parties are contesting whether the proper venue for this action is the Federal District Court or the Illinois state court. On July 17, 2007, the Court lifted the Stay and ordered this case remanded back to Illinois State Court. On August 10, 2007, the Defendants filed their Motion to Dismiss this suit in the Illinois State Court.

     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED OCTOBER 26, 2007

THE PURPOSE OF THIS SUPPLEMENT IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR CLASS A, A3, B, C, P, R, INVESTOR, AND INSTITUTIONAL CLASS SHARES, AS APPLICABLE, OF EACH OF THE FUNDS LISTED BELOW:

AIM Asia Pacific Growth Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund
AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Allocation Fund
AIM Income Fund
AIM Independence 2010 Fund
AIM Independence 2020 Fund
AIM Independence 2030 Fund
AIM Independence 2040 Fund
AIM Independence 2050 Fund
AIM Independence Now Fund
AIM Intermediate Government Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM LIBOR Alpha Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Limited Maturity Treasury Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Money Market Fund
AIM Multi-Sector Fund
AIM Municipal Bond Fund
AIM Real Estate Fund
AIM S&P 500 Index Fund
AIM Select Equity Fund
AIM Select Real Estate Income Fund
AIM Short-Term Bond Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Tax-Exempt Cash Fund
AIM Tax-Free Intermediate Fund
AIM Technology Fund
AIM Total Return Bond Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund
Premier Portfolio
Premier Tax-Exempt Portfolio
Premier U.S. Government Money Portfolio
Series C
Series M

The information pertaining to Patrick J. P. Farmer appearing under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix C in the Statement of Additional Information is deleted in its entirety.

             AIM CORE ALLOCATION PORTFOLIO SERIES                                       AIM GROWTH SERIES

                           Series C                                                   AIM Basic Value Fund
                           Series M                                             AIM Conservative Allocation Fund
             Supplement dated July 26, 2007 to the                                   AIM Global Equity Fund
              Statement of Additional Information                                  AIM Growth Allocation Fund
                    dated December 14, 2006                                        AIM Income Allocation Fund
   as supplemented February 28, 2007, March 23, 2007, March                     AIM International Allocation Fund
          30, 2007, April 24, 2007 and June 29, 2007                              AIM Mid Cap Core Equity Fund
                                                                                  AIM Moderate Allocation Fund
                  AIM COUNSELOR SERIES TRUST                                   AIM Moderate Growth Allocation Fund
                                                                           AIM Moderately Conservative Allocation Fund
                     AIM Multi-Sector Fund                                          AIM Small Cap Growth Fund
                   AIM Structured Core Fund                                   Supplement dated July 26, 2007 to the
                  AIM Structured Growth Fund                                   Statement of Additional Information
                   AIM Structured Value Fund                            dated May 1, 2007, as supplemented June 29, 2007
             Supplement dated July 26, 2007 to the
              Statement of Additional Information                                   AIM Independence Now Fund
                    dated December 29, 2006                                        AIM Independence 2010 Fund
      as supplemented February 28, 2007, March 12, 2007,                           AIM Independence 2020 Fund
               March 23, 2007 and June 29, 2007                                    AIM Independence 2030 Fund
                                                                                   AIM Independence 2040 Fund
                    AIM Floating Rate Fund                                         AIM Independence 2050 Fund
             Supplement dated July 26, 2007 to the                            Supplement dated July 26, 2007 to the
              Statement of Additional Information                              Statement of Additional Information
                    dated December 29, 2006                                             dated May 1, 2007
     as supplemented February 28, 2007, March 23, 2007 and                        as supplemented June 29, 2007
                         June 29, 2007
                                                                                 AIM INTERNATIONAL MUTUAL FUNDS
              AIM Select Real Estate Income Fund
             Supplement dated July 26, 2007 to the                                AIM Asia Pacific Growth Fund
              Statement of Additional Information                                   AIM European Growth Fund
     dated March 12, 2007 as supplemented March 23, 2007,                       AIM Global Aggressive Growth Fund
                 May 8, 2007 and June 29, 2007                                       AIM Global Growth Fund
                                                                               AIM International Core Equity Fund
                       AIM EQUITY FUNDS                                           AIM International Growth Fund
                                                                              Supplement dated July 26, 2007 to the
                 AIM Capital Development Fund                    Statement of Additional Information dated February 28, 2007 as
                       AIM Charter Fund                            supplemented March 23, 2007, May 8, 2007 and June 29, 2007
                    AIM Constellation Fund
                 AIM Diversified Dividend Fund                                        AIM INVESTMENT FUNDS
                AIM Large Cap Basic Value Fund
                   AIM Large Cap Growth Fund                                             AIM China Fund
Statement of Additional Information dated February 28, 2007 as                     AIM Developing Markets Fund
  supplemented March 23, 2007, May 8, 2007 and June 29, 2007                       AIM Global Health Care Fund
                                                                               AIM International Total Return Fund
                        AIM FUNDS GROUP                                                  AIM Japan Fund
                                                                                      AIM LIBOR Alpha Fund
                    AIM Basic Balanced Fund                                         AIM Trimark Endeavor Fund
                AIM European Small Company Fund                                         AIM Trimark Fund
                     AIM Global Value Fund                                      AIM Trimark Small Companies Fund
             AIM International Small Company Fund                             Supplement dated July 26, 2007 to the
                 AIM Mid Cap Basic Value Fund                      Statement of Additional Information dated February 28, 2007
                    AIM Select Equity Fund                               as supplemented March 23, 2007, March 30, 2007,
                   AIM Small Cap Equity Fund                          April 10, 2007, April 24, 2007, May 8, 2007, June 29,
             Supplement dated July 26, 2007 to the                                   2007 and July 20, 2007
              Statement of Additional Information
                       dated May 1, 2007
                 as supplemented June 29, 2007

                AIM INVESTMENT SECURITIES FUNDS                     Premier U.S. Government Money Portfolio - Institutional Class
                                                                                Supplement dated July 26, 2007 to the
                  AIM Global Real Estate Fund                                    Statement of Additional Information
                      AIM High Yield Fund                                              dated December 14, 2006
                        AIM Income Fund                                 as supplemented February 28, 2007, March 23, 2007 and
               AIM Intermediate Government Fund                                             June 29, 2007
              AIM Limited Maturity Treasury Fund
                     AIM Money Market Fund                                           SHORT-TERM INVESTMENT TRUST
                    AIM Municipal Bond Fund
                     AIM Real Estate Fund                                               Cash Assets Portfolio
                   AIM Short Term Bond Fund                                     Supplement dated July 26, 2007 to the
                  AIM Total Return Bond Fund                                     Statement of Additional Information
             Supplement dated July 26, 2007 to the                                     dated December 14, 2006
              Statement of Additional Information                       as supplemented February 28, 2007, March 23, 2007 and
                    dated November 17, 2006                                                 June 29, 2007
      as supplemented December 13, 2006, January 25, 2007
     February 28, 2007, March 23, 2007, April 13, 2007 and                          Government & Agency Portfolio
                         June 29, 2007                                          Supplement dated July 26, 2007 to the
                                                                                 Statement of Additional Information
                        AIM STOCK FUNDS                                                dated December 14, 2006
                                                                 as supplemented February 28, 2007, March 23, 2007, May 24, 2007 and
                       AIM Dynamics Fund                                                    June 29, 2007
                    AIM S&P 500 Index Fund
              Statement of Additional Information                                 Government TaxAdvantage Portfolio
                    dated November 17, 2006                                     Supplement dated July 26, 2007 to the
     as supplemented December 13, 2006, February 28, 2007,                       Statement of Additional Information
         March 23, 2007, May 1, 2007 and June 29, 2007               dated December 14, 2006 as supplemented February 28, 2007,
                                                                                  March 23, 2007 and June 29, 2007
                        AIM SUMMIT FUND
                                                                                       Liquid Assets Portfolio
             Supplement dated July 26, 2007 to the                              Supplement dated July 26, 2007 to the
              Statement of Additional Information                                Statement of Additional Information
   dated February 28, 2007, March 23, 2007, May 8, 2007 and                            dated December 14, 2006
                         June 29, 2007                           as supplemented February 28, 2007, March 23, 2007, May 31, 2007 and
                                                                                            June 29, 2007
                 AIM TREASURER'S SERIES TRUST
                                                                                        STIC Prime Portfolio
                      Investor Classes of                                       Supplement dated July 26, 2007 to the
                                                                                 Statement of Additional Information
                       Premier Portfolio                                               dated December 14, 2006
                 Premier Tax-Exempt Portfolio                            as supplemented February 28, 2007, March 23, 2007,
            Premier U.S. Government Money Portfolio                                       May 31, 2007 and
             Supplement dated July 26, 2007 to the                                          June 29, 2007
              Statement of Additional Information
                    dated December 14, 2006                                              Treasury Portfolio
      as supplemented February 28, 2007, March 23, 2007,                        Supplement dated July 26, 2007 to the
                May 31, 2007 and June 29, 2007                                   Statement of Additional Information
                                                                                       dated December 14, 2006
            Premier Portfolio - Institutional Class                     as supplemented February 28, 2007, March 23, 2007 and
             Supplement dated July 26, 2007 to the                                          June 29, 2007
              Statement of Additional Information
                    dated December 14, 2006
      as supplemented February 28, 2007, March 23, 2007,
                May 31, 2007 and June 29, 2007

      Premier Tax-Exempt Portfolio - Institutional Class
             Supplement dated July 26, 2007 to the
              Statement of Additional Information
                    dated December 14, 2006
     as supplemented February 28, 2007, March 23, 2007 and
                         June 29, 2007

The information pertaining to Stephen M. Johnson appearing under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix C in the Statement of Additional Information is deleted in its entirety.

                              AIM MULTI-SECTOR FUND
                            AIM STRUCTURED CORE FUND
                           AIM STRUCTURED GROWTH FUND
                            AIM STRUCTURED VALUE FUND

                (SERIES PORTFOLIOS OF AIM COUNSELOR SERIES TRUST)

                         Supplement dated June 29, 2007
       to the Statement of Additional Information dated December 29, 2006 as supplemented February 28, 2007, March 12, 2007
                               and March 23, 2007

Effective June 15, 2007, Robert H. Graham resigned as Trustee and Vice Chair of the Trust, and any references to Mr. Graham serving as Trustee or Vice Chair are hereby removed as of the date set forth above.

Effective July 1, 2007, the following information replaces the information relating to AIM Multi-Sector Fund found in the table following the twenty first paragraph under the heading "INVESTMENT ADVISORY AND OTHER SERVICES - INVESTMENT ADVISOR" on page 39 of the Statement of Additional Information.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          MAXIMUM ADVISORY FEE
                                    ANNUAL RATE/NET ASSETS PER ADVISORY     MAXIMUM ADVISORY FEE RATE     RATES COMMITTED UNTIL
            "FUND NAME                           AGREEMENT                    AFTER JANUARY 1, 2005               DATE
---------------------------------------------------------------------------------------------------------------------------------
AIM Multi-Sector Fund               0.695% of the first $250M               N/A                           N/A"
                                    0.67% of the next $250M
                                    0.645% of the next $500M
                                    0.62% of the next $1.5B
                                    0.595% of the next $2.5B
                                    0.57% of the next $2.5B
                                    0.545% of the next $2.5B
                                    0.52% of the amount over $10B
---------------------------------------------------------------------------------------------------------------------------------

The following information replaces in its entirety the twenty-third and twenty-fourth paragraphs under the heading "INVESTMENT ADVISORY AND OTHER SERVICES -- INVESTMENT ADVISOR" on page 40 of the Statement of Additional Information.

         "AIM has contractually agreed through at least June 30, 2008 to waive advisory fees payable by each Fund in an amount equal to 100% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in the Affiliated Money Market Funds. See "Description of the Funds and Their Investments and Risks -- Investment Strategies and Risks -- Other Investments -- Other Investment Companies."

         AIM also has contractually agreed through at least June 30, 2008 to waive advisory fees or reimburse expenses to the extent necessary to limit total Net Annual Fund Operating Expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares as follows:

                  FUND                                        EXPENSE LIMITATION
                  ----                                        ------------------

                  AIM Structured Core Fund
                        Class A Shares                                  1.00%
                        Class B Shares                                  1.75%
                        Class C Shares                                  1.75%
                        Class R Shares                                  1.25%
                        Institutional Class Shares                      0.75%

                  AIM Structured Growth Fund
                        Class A Shares                                  1.00%
                        Class B Shares                                  1.75%
                        Class C Shares                                  1.75%
                        Class R Shares                                  1.25%
                        Institutional Class Shares                      0.75%

                  AIM Structured Value Fund
                        Class A Shares                                  1.00%
                        Class B Shares                                  1.75%
                        Class C Shares                                  1.75%
                        Class R Shares                                  1.25%
                        Institutional Class Shares                      0.75%

         The above contractual fee waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to a Fund's detriment during the period stated in the agreement between AIM and such Fund."

The following information replaces in its entirety the last bullet point under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES -- PURCHASE AND REDEMPTION OF SHARES -- LETTERS OF INTENT -- CALCULATING THE INITIAL SALES CHARGE" on page 53 of the Statement of Additional Information.

     - "Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI."

The following information replaces in its entirety the first and second bullet points under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES -- PURCHASE AND REDEMPTION OF SHARES -- LETTERS OF INTENT -- CALCULATING THE NUMBER OF SHARES TO BE PURCHASED" on page 53 and 54 of the Statement of Additional Information.

     - "Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effect date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI."


        AIM CORE ALLOCATION PORTFOLIO SERIES                             AIM GROWTH SERIES

                      Series C                                           Retail Classes of
                      Series M                                         AIM Basic Value Fund
       Supplement dated March 23, 2007 to the                    AIM Conservative Allocation Fund
         Statement of Additional Information                          AIM Global Equity Fund
               dated December 14, 2006                              AIM Growth Allocation Fund
          as supplemented February 28, 2007                         AIM Income Allocation Fund
                                                                 AIM International Allocation Fund
             AIM COUNSELOR SERIES TRUST                            AIM Mid Cap Core Equity Fund
                                                                   AIM Moderate Allocation Fund
         AIM Advantage Health Sciences Fund                     AIM Moderate Growth Allocation Fund
                AIM Multi-Sector Fund                       AIM Moderately Conservative Allocation Fund
              AIM Structured Core Fund                               AIM Small Cap Growth Fund
             AIM Structured Growth Fund                       Supplement dated March 23, 2007 to the
              AIM Structured Value Fund                         Statement of Additional Information
       Supplement dated March 23, 2007 to the            dated April 24, 2006, as revised August 24, 2006,
         Statement of Additional Information           as supplemented September 20, 2006, December 13, 2006
               dated December 29, 2006                                 and February 28, 2007
as supplemented February 28, 2007 and March 12, 2007
                                                                     Institutional Classes of
               AIM Floating Rate Fund                                  AIM Basic Value Fund
       Supplement dated March 23, 2007 to the                    AIM Conservative Allocation Fund
         Statement of Additional Information                          AIM Global Equity Fund
               dated December 29, 2006                              AIM Growth Allocation Fund
          as supplemented February 28, 2007                         AIM Income Allocation Fund
                                                                 AIM International Allocation Fund
         AIM Select Real Estate Income Fund                        AIM Mid Cap Core Equity Fund
       Supplement dated March 23, 2007 to the                      AIM Moderate Allocation Fund
         Statement of Additional Information                    AIM Moderate Growth Allocation Fund
                dated March 12, 2007                        AIM Moderately Conservative Allocation Fund
                                                                     AIM Small Cap Growth Fund
                   AIM FUNDS GROUP                            Supplement dated March 23, 2007 to the
                                                                Statement of Additional Information
                  Retail Classes of                      dated April 24, 2006, as revised August 24, 2006,
               AIM Basic Balanced Fund                 as supplemented September 20, 2006, December 13, 2006
           AIM European Small Company Fund                             and February 28, 2007
                AIM Global Value Fund
        AIM International Small Company Fund                        AIM Independence Now Fund
            AIM Mid Cap Basic Value Fund                            AIM Independence 2010 Fund
               AIM Select Equity Fund                               AIM Independence 2020 Fund
              AIM Small Cap Equity Fund                             AIM Independence 2030 Fund
       Supplement dated March 23, 2007 to the                       AIM Independence 2040 Fund
         Statement of Additional Information                        AIM Independence 2050 Fund
                dated April 24, 2006                          Supplement dated March 23, 2007 to the
     as supplemented May 1, 2006, June 30, 2006,                Statement of Additional Information
   August 1, 2006, September 20, 2006, October 30,                    dated January 31, 2007
    2006, December 13, 2006 and February 28, 2007                as supplemented February 28, 2007

              Institutional Classes of                            AIM INVESTMENT SECURITIES FUNDS
               AIM Basic Balanced Fund
                AIM Global Value Fund                               AIM Global Real Estate Fund
        AIM International Small Company Fund                            AIM High Yield Fund
            AIM Mid Cap Basic Value Fund                                  AIM Income Fund
              AIM Small Cap Equity Fund                          AIM Intermediate Government Fund
       Supplement dated March 23, 2007 to the                   AIM Limited Maturity Treasury Fund
         Statement of Additional Information                           AIM Money Market Fund
                dated April 24, 2006                                  AIM Municipal Bond Fund
    as supplemented May 1, 2006, August 1, 2006,                       AIM Real Estate Fund
        September 20, 2006, October 30, 2006,                        AIM Short Term Bond Fund
       December 13, 2006 and February 28, 2007                      AIM Total Return Bond Fund
                                                              Supplement dated March 23, 2007 to the
                                                                Statement of Additional Information
                                                                      dated November 17, 2006
                                                        as supplemented December 13, 2006, January 25, 2007
                                                                       and February 28, 2007

                   AIM SECTOR FUNDS                         Premier U.S. Government Money Portfolio -- Institutional Class
                                                                        Supplement dated March 23, 2007 to the
                    AIM Energy Fund                                       Statement of Additional Information
              AIM Financial Services Fund                                       dated December 14, 2006
            AIM Gold & Precious Metals Fund                                as supplemented February 28, 2007
                   AIM Leisure Fund
                  AIM Technology Fund                                         SHORT-TERM INVESTMENT TRUST
                  AIM Utilities Fund
        Supplement dated March 23, 2007 to the                                   Cash Assets Portfolio
          Statement of Additional Information                           Supplement dated March 23, 2007 to the
                  dated July 31, 2006                                     Statement of Additional Information
  as supplemented August 1, 2006, September 20, 2006                            dated December 14, 2006
December 13, 2006, February 28, 2007 and March 12, 2007                    as supplemented February 28, 2007

                    AIM STOCK FUNDS                                          Government & Agency Portfolio
                                                                        Supplement dated March 23, 2007 to the
                   AIM Dynamics Fund                                      Statement of Additional Information
                AIM S&P 500 Index Fund                                          dated December 14, 2006
        Supplement dated March 23, 2007 to the                             as supplemented February 28, 2007
          Statement of Additional Information
                dated November 17, 2006                                    Government TaxAdvantage Portfolio
as supplemented December 13, 2006 and February 28, 2007                 Supplement dated March 23, 2007 to the
                                                                          Statement of Additional Information
                    AIM SUMMIT FUND                                             dated December 14, 2006
                                                                           as supplemented February 28, 2007
        Supplement dated March 23, 2007 to the
          Statement of Additional Information                                   Liquid Assets Portfolio
                dated February 28, 2007                                 Supplement dated March 23, 2007 to the
                                                                          Statement of Additional Information
             AIM TREASURER'S SERIES TRUST                                       dated December 14, 2006
                                                                           as supplemented February 28, 2007
                  Investor Classes of
                                                                                 STIC Prime Portfolio
                   Premier Portfolio                                    Supplement dated March 23, 2007 to the
             Premier Tax-Exempt Portfolio                                 Statement of Additional Information
        Premier U.S. Government Money Portfolio                                 dated December 14, 2006
        Supplement dated March 23, 2007 to the                             as supplemented February 28, 2007
          Statement of Additional Information
                dated December 14, 2006                                           Treasury Portfolio
           as supplemented February 28, 2007                            Supplement dated March 23, 2007 to the
                                                                          Statement of Additional Information
       Premier Portfolio -- Institutional Class                                 dated December 14, 2006
        Supplement dated March 23, 2007 to the                             as supplemented February 28, 2007
          Statement of Additional Information
                dated December 14, 2006                                       TAX-FREE INVESTMENTS TRUST
           as supplemented February 28, 2007
                                                                            Tax-Free Cash Reserve Portfolio
  Premier Tax-Exempt Portfolio -- Institutional Class                   Supplement dated March 23, 2007 to the
        Supplement dated March 23, 2007 to the                            Statement of Additional Information
          Statement of Additional Information                                     dated July 31, 2006
                dated December 14, 2006                           as supplemented August 1, 2006, September 20, 2006,
           as supplemented February 28, 2007                            December 18, 2006 and February 28, 2007


The following information relating to Patrick J.P. Farmer and Stephen M. Johnson is added under the heading "TRUSTEES AND OFFICERS -- OTHER OFFICERS" in Appendix C in the Statement of Additional Information:

---------------------------------------------------------------------------------------------------------------------------
   "NAME, YEAR OF BIRTH AND       TRUSTEE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER
    POSITION(S) HELD WITH         AND/OR                                                            TRUSTEESHIP(S) HELD
           THE TRUST              OFFICER                                                               BY TRUSTEE
                                   SINCE
---------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------
Patrick J. P. Farmer -- 1962        2007     Head of North American Retail Investments, Director,    None
Vice President                               Chief Investment Officer and Executive Vice
                                             President, AIM Funds Management Inc. d/b/a AIM
                                             Trimark Investments; Senior Vice President and Head
                                             of Equity Investments, A I M Advisors, Inc. and A I M
                                             Capital Management, Inc.; and Vice President, The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly:  Director, Trimark Trust

---------------------------------------------------------------------------------------------------------------------------
Stephen M. Johnson -- 1961          2007     Chief Investment Officer of INVESCO Fixed Income and    None"
Vice President                               Vice President, INVESCO Institutional (N.A.), Inc.;
                                             Senior Vice President and Fixed Income Chief
                                             Investment Officer, A I M Advisors, Inc. and A I M
                                             Capital Management, Inc.; and Vice President, The AIM
                                             Family of Funds--Registered Trademark--

---------------------------------------------------------------------------------------------------------------------------

                           AIM COUNSELOR SERIES TRUST

                       AIM ADVANTAGE HEALTH SCIENCES FUND
                              AIM MULTI-SECTOR FUND
                            AIM STRUCTURED CORE FUND
                           AIM STRUCTURED GROWTH FUND
                            AIM STRUCTURED VALUE FUND

                         Supplement dated March 12, 2007
       to the Statement of Additional Information dated December 29, 2006 as supplemented February 28, 2007


The following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS -- AIM MULTI-SECTOR FUND" on page H-1 and H-2 of the Statement of Additional Information. The following table reflects information as of August 31, 2006 (except as noted):

                                                 OTHER REGISTERED MUTUAL            OTHER POOLED                OTHER ACCOUNTS
                               DOLLAR                FUNDS (ASSETS IN            INVESTMENT VEHICLES              (ASSETS IN
                              RANGE OF                   MILLIONS)              (ASSETS IN  MILLIONS)             MILLIONS)2
    PORTFOLIO MANAGER        INVESTMENTS     ------------------------------ ----------------------------- -------------------------
                              IN EACH            NUMBER                        NUMBER                        NUMBER
                               FUND1               OF            ASSETS          OF           ASSETS           OF          ASSETS
                                                ACCOUNTS                      ACCOUNTS                      ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                          AIM MULTI-SECTOR FUND
-----------------------------------------------------------------------------------------------------------------------------------

Mark D. Greenberg           $10,001-$50,000       2           $   755.4            1        $  79.9            None          None

Lanny Sachnowitz3                None             6           $ 9,542.0            1        $  53.1            None          None

John S. Segner              $10,001-$50,000       4           $ 2,241.1            1        $ 269.2               2       $  24.5

Michael J. Simon              $1-$10,000          10          $ 9,529.0            1        $  13.0           2,765       $ 782.6

Derek M. Taner                   None             5           $2,069.04            4        $ 326.9            None          None
--------------------------- ---------------- ------------- ---------------- ------------ ---------------- ------------ ------------

---------------------------

1 This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2 These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

3 Mr. Sachnowitz began serving as portfolio manager on AIM Technology Fund on March 12, 2007. The information provided for Mr. Sachnowitz is as of February 28, 2007.

4 This amount includes a fund that pays performance-based fees with $149.5M in assets under management.

                           AIM COUNSELOR SERIES TRUST

                       AIM ADVANTAGE HEALTH SCIENCES FUND
                              AIM MULTI-SECTOR FUND
                            AIM STRUCTURED CORE FUND
                           AIM STRUCTURED GROWTH FUND
                            AIM STRUCTURED VALUE FUND

                       Supplement dated February 28, 2007
       to the Statement of Additional Information dated December 29, 2006

The following information relating to Martin L. Flanagan is added under the heading "TRUSTEES AND OFFICERS - INTERESTED Persons" in Appendix C in the Statement of Additional Information:

-------------------------------------------------------------------------------------------------------------------------
   "NAME, YEAR OF BIRTH AND        TRUSTEE      PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS          OTHER TRUSTEESHIP(s)
POSITION(s) HELD WITH THE TRUST    AND/OR                                                               HELD BY TRUSTEE
                                   OFFICER
                                    SINCE
-------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------
Martin L. Flanagan* - 1960          2007     Director, Chief Executive Officer and President,        None"
Trustee                                      AMVESCAP PLC (parent of AIM and a global investment
                                             management firm); Chairman, A I M Advisors, Inc.
                                             (registered investment advisor); and Director,
                                             Chairman, Chief Executive Officer and President, AVZ
                                             Inc. (holding company); INVESCO North American
                                             Holdings, Inc. (holding company); Chairman and
                                             President, AMVESCAP Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds--Registered Trademark--; Chairman, Investment
                                             Company Institute; and Member of Executive Board, SMU
                                             Cox School of Business

                                             Formerly:

                                             President, Co-Chief Executive Officer, Co-President,
                                             Chief Operating Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global investment
                                             management organization)
-------------------------------------------------------------------------------------------------------------------------

* Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.

Effective, February 24, 2007, Martin L. Flanagan has been appointed to the Investments Committee. Additionally, effective February 28, 2007, J. Philip Ferguson resigned as an officer of the Trust.

The following information replaces the second paragraph in its entirety appearing under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES - PURCHASE AND REDEMPTION OF SHARES - REVENUE SHARING PAYMENTS" on page 58 of the Statement of Additional Information:

      "The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds or affiliated funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds or affiliated funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments."

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                           AIM COUNSELOR SERIES TRUST
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM COUNSELOR SERIES TRUST LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING
TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                          OR BY CALLING (800) 959-4246

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 29, 2006, RELATES TO THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:

               FUND                        DATED
               ----                  -----------------
AIM ADVANTAGE HEALTH SCIENCES FUND   DECEMBER 29, 2006
       AIM MULTI-SECTOR FUND         DECEMBER 29, 2006
     AIM STRUCTURED CORE FUND        DECEMBER 29, 2006
    AIM STRUCTURED GROWTH FUND       DECEMBER 29, 2006
     AIM STRUCTURED VALUE FUND       DECEMBER 29, 2006

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 29, 2006, ALSO RELATES TO THE INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUS:

               FUND                        DATED
               ----                  -----------------
   AIM MULTI-SECTOR FUND             DECEMBER 29, 2006
 AIM STRUCTURED CORE FUND            DECEMBER 29, 2006
AIM STRUCTURED GROWTH FUND           DECEMBER 29, 2006
 AIM STRUCTURED VALUE FUND           DECEMBER 29, 2006

                           AIM COUNSELOR SERIES TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST......................................      1
   Fund History..........................................................      1
   Shares of Beneficial Interest.........................................      1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.................      4
   Classification........................................................      4
   Investment Strategies and Risks.......................................      4
      Equity Investments.................................................      4
      Foreign Investments................................................      5
      Debt Investments...................................................      7
      Other Investments..................................................     11
      Investment Techniques..............................................     12
      Derivatives........................................................     17
      Additional Securities or Investment Techniques.....................     23
   Fund Policies.........................................................     23
   Temporary Defensive Positions.........................................     27
   Policies and Procedures for Disclosure of Fund Holdings...............     28

MANAGEMENT OF THE TRUST..................................................     30
   Board of Trustees.....................................................     30
   Management Information................................................     31
      Trustee Ownership of Fund Shares...................................     33
   Compensation..........................................................     33
      Retirement Plan For Trustees.......................................     34
      Deferred Compensation Agreements...................................     34
      Purchase of Class A Shares of the Funds at Net Asset Value.........     34
   Codes of Ethics.......................................................     35
   Proxy Voting Policies.................................................     35

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................     35

INVESTMENT ADVISORY AND OTHER SERVICES...................................     35
   Investment Advisor....................................................     35
   Investment Sub-Advisor................................................     41
      Portfolio Manager(s)...............................................     41
      Securities Lending Arrangements....................................     41
   Service Agreements....................................................     42
   Other Service Providers...............................................     42

BROKERAGE ALLOCATION AND OTHER PRACTICES.................................     43
   Brokerage Transactions................................................     43
   Commissions...........................................................     44
   Broker Selection......................................................     44
   Directed Brokerage (Research Services)................................     47
   Regular Brokers.......................................................     47
   Allocation of Portfolio Transactions..................................     47
   Allocation of Equity Initial Public Offering ("IPO") Transactions.....     47

PURCHASE, REDEMPTION AND PRICING OF SHARES...............................     48
   Transactions through Financial Intermediaries.........................     48
   Purchase and Redemption of Shares.....................................     48
   Institutional Class Shares............................................     67

   Offering Price........................................................     67
   Redemptions In Kind...................................................     69
   Backup Withholding....................................................     69

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.................................     70
   Dividends and Distributions...........................................     70
   Tax Matters...........................................................     71

DISTRIBUTION OF SECURITIES...............................................     79
   Distribution Plans....................................................     79
   Distributor...........................................................     81

FINANCIAL STATEMENTS.....................................................     82

PENDING LITIGATION.......................................................     82

APPENDICIES:

RATINGS OF DEBT SECURITIES...............................................    A-1

PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING
BASIS....................................................................    B-1

TRUSTEES AND OFFICERS....................................................    C-1

TRUSTEE COMPENSATION TABLE...............................................    D-1

PROXY POLICIES AND PROCEDURES............................................    E-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................    F-1

MANAGEMENT FEES..........................................................    G-1

PORTFOLIO MANAGERS.......................................................    H-1

ADMINISTRATIVE SERVICES FEES.............................................    I-1

BROKERAGE COMMISSIONS....................................................    J-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
REGULAR BROKERS OR DEALERS...............................................    K-1

CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS....    L-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS..    M-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS............    N-1

TOTAL SALES CHARGES......................................................    O-1

PENDING LITIGATION.......................................................    P-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Counselor Series Trust (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of six separate portfolios: AIM Advantage Health Sciences Fund, AIM Floating Rate Fund, AIM Multi-Sector Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund (each a "fund" and collectively, the "funds"). This Statement of Additional Information relates to each fund other than AIM Floating Rate Fund (each a "Fund" and collectively, the "Funds"). Under the Second Amended and Restated Agreement and Declaration of Trust, dated December 6, 2005, as amended, (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Counselor Series Funds, Inc. (the "Company") and INVESCO Multi-Sector Fund, the single series portfolio of AIM Manager Series Funds, Inc. were redomesticated as new series of the Trust on November 25, 2003. The Company was incorporated under the laws of Maryland as INVESCO Advantage Series Funds, Inc. on April 24, 2000. On November 8, 2000, the Company changed its name to INVESCO Counselor Series Funds, Inc. and on October 1, 2003, the Company's name was changed to AIM Counselor Series Funds, Inc. INVESCO Manager Series Funds, Inc. ("Manager Series Funds") was incorporated under the laws of Maryland on May 23, 2002 and on October 1, 2003, Manager Series Fund's name was changed to AIM Manager Series Funds, Inc.

     On May 16, 2001, AIM Advantage Health Sciences Fund ("Advantage Health") assumed all the assets and liabilities of INVESCO Global Health Sciences Fund. On September 30, 2003, Advantage Health's name was changed from INVESCO Advantage Global Health Sciences Fund to INVESCO Advantage Health Sciences Fund. On October 15, 2004, Advantage Health's name was changed from INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund. On October 15, 2004, AIM Multi-Sector Fund's name was changed from INVESCO Multi-Sector Fund to AIM Multi-Sector Fund.

     Each of AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund (collectively, the "Structured Funds") commenced operations as a series of the Trust.

     "Open-end" means that a Fund may issue an indefinite number of shares which are continuously offered and which may be redeemed at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate fund. These assets constitute the underlying assets of each fund, are segregated on the Trust's books of account, and are charged with the expenses of such fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

     Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Board. Each fund offers the following separate classes of shares.

                                                                             INSTITUTIONAL
               FUND                  CLASS A   CLASS B   CLASS C   CLASS R       CLASS
               ----                  -------   -------   -------   -------   -------------
AIM Advantage Health Sciences Fund      X         X         X
AIM Floating Rate Fund                  X                   X         X            X
AIM Multi-Sector Fund                   X         X         X                      X
AIM Structured Core Fund                X         X         X         X            X
AIM Structured Growth Fund              X         X         X         X            X
AIM Structured Value Fund               X         X         X         X            X

     This Statement of Additional Information relates to the Class A, Class B, Class C, Class R and Institutional Class shares, if applicable, of the Funds. The Institutional Class shares of AIM Multi-Sector Fund and the Structured Funds are intended for use by certain eligible institutional investors, including the following:

     -    banks and trust companies acting in a fiduciary or similar capacity;

     -    bank and trust company common and collective trust funds;

     -    banks and trust companies investing for their own account;

     - entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies);

     -    retirement plans;

     - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement;

     -    proprietary asset allocation funds; and

     -    A I M Management Group Inc. and its affiliates.

     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the fund allocable to such class.

     Each share of a fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

     Except as specifically noted above, shareholders of each fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a fund. However, on matters affecting an individual fund or class of shares, a separate vote of shareholders of that fund or class is required. Shareholders of a fund or class are not entitled to vote on any matter which does not affect that fund or class but that requires a separate vote of another fund or class. An example of a matter that would be voted on separately by shareholders of each fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a fund for all losses and expenses of any shareholder of such fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

     SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds except for AIM Advantage Health Sciences Fund is "diversified" for purposes of the 1940 Act. AIM Advantage Health Sciences Fund is "non-diversified" for purposes of the 1940 Act, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund.

INVESTMENT STRATEGIES AND RISKS

     Set forth below are detailed descriptions of the various types of securities and investment techniques that AIM and/or INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional" or the "Sub-Advisor") may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

     Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund may not invest in all of these types of securities or use all of these techniques at any one time. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. AIM and/or the Sub-Advisor may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described, subject to limitations imposed by a Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

     The Funds' investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

Equity Investments

     Each Fund may invest in all of the following types of equity investments.

     COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

     The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

     The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

     ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

     FOREIGN SECURITIES. AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund may invest up to 100% and 25% of their total assets in foreign securities, respectively. Each Structured Fund may invest up to 20% of its total assets in foreign securities. Foreign securities are equity or debt securities issued by issuers outside the United States. The Structured Funds include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and other securities representing underlying securities of foreign issuers in their limitation on investments in foreign securities. Although ADRs and securities of Canadian issuers are foreign securities, AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund do not include ADRs and securities of Canadian issuers in their foreign securities limitation, but do include EDRs and other securities representing underlying securities of foreign issuers in such limitation. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

     Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail some or all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

     Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     Regulatory Risk. Foreign companies may not be registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the

Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     Risks of Developing Countries. Developing countries are those countries that are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

     FOREIGN GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

     FOREIGN EXCHANGE TRANSACTIONS. Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward currency contracts entered into directly with another party or exchange traded futures contracts.

     The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. There can be no guarantee that these investments will be successful. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

     INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. The Funds other than AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund will purchase only investment grade corporate debt securities.

     Descriptions of debt securities ratings are found in Appendix A.

     BANK INSTRUMENTS. AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

     AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

     Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     ZERO-COUPON AND PAY-IN-KIND SECURITIES. AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

     JUNK BONDS. AIM Advantage Health Sciences Fund may invest up to 25% of its total assets in lower-rated or non-rated debt securities commonly known as junk bonds. AIM Multi-Sector Fund may also invest in junk bonds. AIM Advantage Health Sciences Fund will limit its investments in junk bonds to those which are rated at least B by Moody's and S&P. AIM Multi-Sector Fund will limit its investments in junk bonds to those which are rated at least Caa by Moody's and CCC by S&P.

     Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

     Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues may be subordinated to other creditors of the issuer.

     The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

     A Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

     EUROBONDS AND YANKEE BONDS. Subject to its investment restrictions, AIM Advantage Health Sciences Fund may invest in dollar-denominated bonds issued by foreign branches of U.S. banks ("Eurobonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, Yankee bonds normally carry a higher interest rate but are less actively traded. Eurobonds and Yankee bonds generally carry with them the same risks as investing in foreign securities. It is the policy of AIM Advantage Health Sciences Fund to invest in Eurobonds or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

     LIQUID ASSETS. For cash management purposes, each Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.

     Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

Other Investments

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). To the extent consistent with their respective investment objectives and policies, AIM Multi-Sector Fund and each Structured Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. AIM Advantage Health Sciences Fund may invest up to 25% of its total assets in equity and/or debt securities issued by REITs. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

     REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

     REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

     The Funds could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Funds. By investing in REITs indirectly through the Funds, a shareholder will bear not only his/her proportionate share of the expenses of the Funds, but also, indirectly, similar expenses of the REITs.

     OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds").

     With respect to a Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

     EXCHANGE-TRADED FUNDS. Each Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed above under "Other Investment Companies."

     ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETFs shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

     Investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

     INDEXED SECURITIES. Each Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

Investment Techniques

     DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements may be used as a speculative or leverage technique.

     Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.

     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

     A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

     WHEN-ISSUED SECURITIES. Each Fund may purchase when-issued securities. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

     Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

     Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Funds will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     SHORT SALES. Each Fund may engage in short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short against the box, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Funds other than AIM Advantage Health Sciences Fund will not sell a security short against the box, if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets. AIM Advantage Health Sciences Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 25% of the Fund's total assets.

     A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered.

     Short sales against the box may be subject to special tax treatment as "constructive sales" and require a Fund to recognize any taxable gain unless an exception to the constructive sale rule applies. See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."

     AIM Advantage Health Sciences Fund is permitted and intends from time to time to effect short sales that are not "against the box." In a short sale that is not "against the box", AIM Advantage Health Sciences Fund does not own the security borrowed. To secure its obligation to deliver to such broker-dealer the securities sold short, AIM Advantage Health Sciences Fund must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (including the proceeds of the short sale). As a result of these requirements, AIM Advantage Health Sciences Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities.

     The amounts deposited with the broker or segregated, as described above, do not have the effect of limiting the amount of money that the AIM Advantage Health Sciences Fund may lose on a short sale. In a short sale that is not "against the box", AIM Advantage Health Sciences Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     In a short sale that is not "against the box", AIM Advantage Health Sciences Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales that are not "against the box" differ from those that could arise from a cash investment in a security in that losses from short sales that are not "against the box" may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

     In addition to enabling the Funds to hedge against market risk, short sales may afford the Funds an opportunity to earn additional current income to the extent the Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Funds' short positions remain open. There is no assurance that the Funds will be able to enter into such arrangements.

     MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

     SWAP AGREEMENTS. AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is only a fictitious amount used to calculate the obligations that the parties to a swap agreement have agreed to exchange. Swaps are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. A Fund's obligation or rights will be the net amount owed to or by the counterparty.

     In addition, a Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain cash or liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that AIM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, AIM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. Where the obligations of the counterparty are guaranteed, AIM monitors the financial stability of the guarantor instead of the counterparty. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

     INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other Funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

     BORROWING AND LEVERAGE. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or Fund performance, or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

     AIM Advantage Health Sciences Fund may also employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three days to the extent necessary to satisfy this requirement. To reduce its borrowings, the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Fund would not otherwise incur, and the Fund may therefore have little or no investment income during periods of substantial borrowings. The Fund will limit borrowings and reverse repurchase agreements to an aggregate of 33 1/3% of the Fund's total assets at the time of the transaction.

     LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

     A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

     REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis.

     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

     The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

     Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     RULE 144A SECURITIES. Each Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Derivatives

     As set forth below the Funds may invest in some or all of the following:
(i) in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments; (ii) fixed-rate certificates ("TRAINS") that represent fractional undivided interests in the assets of a Targeted Return Index Securities Trust. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     HOLDRS. With respect to AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund, Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent the Fund's benficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risks.

     PUT AND CALL OPTIONS. Each Fund may purchase and sell put and call options. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

     A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     Pursuant to federal securities rules and regulations, if a Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

     Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

     A Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

     Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     Pursuant to federal securities rules and regulations, if a Fund writes index options, it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase futures contracts and options on futures contracts. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

     A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

     The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

     Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     FORWARD CURRENCY CONTRACTS. AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund may enter into foreign currency contracts. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates (hedging). The Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, the Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract or option is deemed to be illiquid, the assets used to "cover" a Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     GENERAL RISKS OF OPTIONS AND FUTURES STRATEGIES. The use by the Funds of options and futures contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

     (1) Successful use of hedging transactions depends upon AIM's and/or INVESCO Institutional's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM and/or INVESCO Institutional are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time.

     (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. Each Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

     SPECIAL SITUATIONS. AIM Advantage Health Sciences Fund may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimated period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than in ordinary investment securities.

FUND POLICIES

     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

     With respect to AIM Advantage Health Sciences Fund:

     (1) The Fund may not with respect to 50% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (2) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities.

     (3) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     (4) The Fund may not issue senior securities, except as permitted under the 1940 Act.

     (5) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

     (6) The Fund may not purchase or sell physical commodities; however, the policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     (7) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     With respect to AIM Multi-Sector Fund:

     (1) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (2) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities.

     (3) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     (4) The Fund may not issue senior securities, except as permitted under the 1940 Act.

     (5) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

     (6) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     (7) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     (9) The Fund may not purchase the securities or any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     With respect to the Structured Funds:

     (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM and the sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

     With respect to AIM Advantage Health Sciences Fund:

     (1) The Fund may borrow money only from a bank or from an open-end management investment company managed by AIM or an affiliate or a successor thereof for temporary or emergency purposes, or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowing for the purposes of fundamental limitation (3)). In addition, the Fund may borrow for leveraging or investing.

     (2) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (3) The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     (4) The Fund may not invest in any company for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control.

     (5) Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof and each multi-state agency, authority, instrumentality or other political subdivision is separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be determined to be the sole issuer.

     With respect to AIM Multi-Sector Fund:

     (1) The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     (2) The Fund may borrow money only from a bank or from an open-end management investment company managed by AIM or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation
(3)).

     (3) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (4) The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     (5) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     With respect to the Structured Funds:

     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

TEMPORARY DEFENSIVE POSITIONS

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. The Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

     PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on http://www.aiminvestments.com(1):

                                        APPROXIMATE DATE OF          INFORMATION REMAINS
            INFORMATION                   WEBSITE POSTING             POSTED ON WEBSITE
            -----------                 -------------------          -------------------
Top ten holdings as of month-end      15 days after month-end   Until replaced with the
                                                                following month's top ten
                                                                holdings

Select holdings included in the       29 days after calendar    Until replaced with the
Fund's Quarterly Performance Update   quarter-end               following quarter's Quarterly
                                                                Performance Update

Complete portfolio holdings as of     30 days after calendar    For one year
calendar quarter-end                  quarter-end

Complete portfolio holdings as of     60-70 days after fiscal   For one year
fiscal quarter-end                    quarter-end

     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the Fund and AIM or its affiliates brought to the Board's attention by AIM.

----------
(1) To locate a Fund's portfolio holdings information on http://www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

     AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

     In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

     AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' sub-advisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

     From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Fund's most recent quarter-end and therefore may not be reflected on the list of a Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

     AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds' investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Funds. On an ongoing basis, the Trustees exercise general oversight of these service providers.

     Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar officers with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee, and the Special Market Timing Litigation Committee (the "Committees").

     The members of the Audit Committee are James T. Bunch, Lewis F. Pennock, Raymond Stickel, Jr. (Chair), Dr. Larry Soll, Dr. Prema Mathai-Davis, and Ruth
H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent registered public accountant's qualifications, independence and performance; (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) oversee the financial reporting process for the Funds;
(vi) prepare an audit committee report for inclusion in any proxy statement issued by a Fund to the extent required by Regulation 14A under the Exchange Act; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended August 31, 2006, the Audit Committee held seven meetings.

     The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman;
(xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or its service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended August 31, 2006, the Compliance Committee held seven meetings.

     The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Crockett, Dowden (Chair) and Jack M. Fields (Vice Chair). The Governance Committee is responsible for:

(i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees;
(vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended August 31, 2006, the Governance Committee held nine meetings.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of the Funds desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Carl Frischling, Robert H. Graham, Pennock, Soll, Stickel and Philip A. Taylor and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended August 31, 2006, the Investments Committee held seven meetings.

     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

     The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll, Taylor and Miss Quigley (Chair). The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and
(vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended August 31, 2006, the Valuation Committee held six meetings.

     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended August 31, 2006, the Special Market Timing Litigation Committee held one meeting.

Trustee Ownership of Fund Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005 is found in Appendix D.

Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM.

     The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect for such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements

     Messrs. Crockett, Edward K. Dunn, Jr. (a former trustee), Fields, Frischling, Louis S. Sklar (a former trustee) and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustee. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

     AIM, the Trust and AIM Distributors, and INVESCO Institutional, have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, employees of AIM and its subsidiaries, and INVESCO Institutional, and governs, among other things, personal trading activities of such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds(R). Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds(R), is permitted under the Codes subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund to AIM. The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Structured Funds to the Sub-Advisor. AIM and the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

     Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2006 is available at our website, http://www.aiminvestments.com. This information will also be available at the SEC website, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Funds and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

     As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM and the investment sub-advisory services of the Sub-Advisor are not exclusive and AIM and the Sub-Advisor are free to render investment advisory services to others, including other investment companies.

     AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Master Investment Advisory Agreement (the "Advisory Agreement") provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.


     For the advisory services it provides to AIM Advantage Health Sciences Fund ("Advantage Health"), AIM is entitled to receive a management fee from Advantage Health that is comprised of two components. The first component is a base management fee of 1.50%, annualized, of Advantage Health's average daily net assets during the current month (the "Base Fee"). The second component is a monthly performance adjustment that either increases or decreases the Base Fee (the "Fee Adjustment"). The maximum Fee Adjustment upward or downward will be 1.00%, annualized, of Advantage Health's average daily net assets of the fund's Class A shares during a rolling 12 month performance period.


     AIM uses a three step process in determining the Fee Adjustment, if any, applicable during any month. AIM uses this three step process to ensure that its determination of the Fee Adjustment complies with applicable law and relevant SEC guidance regarding the calculation of performance-based advisory fees.

     In step one, AIM compares the investment performance of the Class A shares of Advantage Health for the 12 month period ending on the last day of the current month (the "First Performance Period") to the investment record of the Morgan Stanley Health Care Product Index (the "Index") during the First Performance Period in order to calculate the fee adjustment rate for the First Performance Period (the "First Fee Adjustment Rate"). The investment performance of Advantage Health will be determined by adding together (i) the change in the net asset value of the Class A shares during the First Performance Period, (ii) the value of cash distributions made by Advantage Health to holders of Class A shares to the end of the First Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the First Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the First Performance Period. The investment record of the Index will be determined by adding together (i) the change in the level of the

Index during the First Performance Period and (ii) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the First Performance Period, and will be expressed as a percentage of the Index level at the beginning of such period. The First Fee Adjustment Rate either (i) increases the Base Fee at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of Class A shares of Advantage Health over the First Performance Period exceeds the sum of 2.00% and the investment record of the Index over the First Performance Period, or (ii) decreases the Base Fee at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Index over the First Performance Period less 2.00% exceeds the investment performance of the Class A shares of Advantage Health over the First Performance Period.

After it determines any Fee Adjustment for the First Performance Period, AIM will determine the dollar amount of additional fees or fee reductions to be paid for a month by multiplying the First Fee Adjustment Rate by the average daily net assets of the Class A shares of Advantage Health (net of any investments in other AIM-advised funds) during the First Performance Period, dividing that number by the number of days in the First Performance Period, and multiplying that number by the number of days in such month.

In step two, AIM compares the investment performance of the Class A shares of Advantage Health for the 12 month period ending on the last day of the prior month (the "Second Performance Period") to the investment record of the Index during the Second Performance Period in order to calculate the fee adjustment rate for the Second Performance Period (the "Second Fee Adjustment Rate"). The investment performance of Advantage Health will be determined by adding together
(i) the change in the net asset value of the Class A shares during the Second Performance Period, (ii) the value of cash distributions made by Advantage Health to holders of Class A shares to the end of the Second Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Second Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Second Performance Period. The investment record of the Index will be determined by adding together (i) the change in the level of the Index during the Second Performance Period and (ii) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Second Performance Period, and will be expressed as a percentage of the Index level at the beginning of such period. The Second Fee Adjustment Rate either (i) increases the Base Fee at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of Class A shares of Advantage Health over the Second Performance Period exceeds the sum of 2.00% and the investment record of the Index over the Second Performance Period, or (ii) decreases the Base Fee at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Index over the Second Performance Period less 2.00% exceeds the investment performance of the Class A shares of Advantage Health over the Second Performance Period.

After it determines any Fee Adjustment for the Second Performance Period, AIM will determine the dollar amount of additional fees or fee reductions to be paid for a month by multiplying the Second Fee Adjustment Rate by the average daily net assets of the Class A shares of Advantage Health (net of any investments in other AIM-advised funds) during the Second Performance Period, dividing that number by the number of days in the Second Performance Period, and multiplying that number by the number of days in such month.

     In step three, AIM adds whichever of the Fee Adjustments resulting from the calculations in steps one and two above to the Base Fee that will result in the lower amount of management fees payable to AIM for the relevant month.

     The management fee, as adjusted, is accrued daily based on an estimate of Advantage Health's average daily net assets and relative performance for the relevant Performance Periods and paid after each month end based on actual results for such month.

     AIM receives no management fee on the portion of Advantage Health's assets, if any, invested in other funds advised by AIM, including affiliated money market funds.

     AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in Advantage Health's Prospectus may not be terminated or amended to Advantage Health's detriment during the period stated in the agreement between AIM and Advantage Health.

     AIM has contractually agreed to waive management fees monthly through at least June 30, 2008 to the extent necessary such that the management fee AIM receives does not exceed a base management fee of 1.25%, annualized, of Advantage Health's average daily net assets during the current month, subject to a monthly performance adjustment upward or downward of up to 0.75%, annualized, of the average daily net assets of Advantage Health's Class A shares during a rolling 12 month performance period (depending on Advantage Health's performance compared to the performance of the Index during such performance period). This waiver agreement provides that in determining the performance adjustment, the base management fee is adjusted in increments of 0.15%, on a pro rata basis, upward or downward instead of increments of 0.20% as provided in the Advisory Agreement. In addition, under this waiver agreement the maximum management fee payable monthly by Advantage Health (consisting of the base management fee, as adjusted by the performance adjustment) will not exceed 2.00% of Advantage Health's average daily net assets during the fiscal year. In determining the performance adjustment required pursuant to this waiver agreement, if any, applicable during any month, AIM follows the same three step calculation approach discussed above.

     The table below shows the base fee rate and the performance adjustment rates applicable to Advantage Health if Advantage Health outperforms the Index by 2% or more. Although the table shows only whole percentage points, as discussed above the performance adjustment rate is calculated on a pro rata basis for each percentage point or portion thereof. For each performance scenario shown on the table, the total management fee paid by Advantage Health may be higher or lower than the sum of the base fee rate and the relevant performance adjustment rate shown below, depending on whether net assets increase or decrease during the relevant performance period. By virtue of using a rolling 12 month performance period and calculating the base fee and the performance adjustment on different asset bases, the total management fee paid by Advantage Health is likely to differ from the sum of the base fee rate and the relevant performance adjustment rate shown below. Also, the total management fee paid by Advantage Health is not susceptible to estimation because it depends upon the future relative performance of Advantage Health and the Index.

BASE FEE      BASE FEE RATE      % PERFORMANCE   FEE ADJUSTMENT   FEE ADJUSTMENT RATE
  RATE     (NET OF WAIVERS)(1)     OVER INDEX         RATE        (NET OF WAIVERS)(1)
--------   -------------------   -------------   --------------   -------------------
  1.50%           1.25%                2%                0                   0
  1.50%           1.25%                3%            +0.20%              +0.15%
  1.50%           1.25%                4%            +0.40%              +0.30%
  1.50%           1.25%                5%            +0.60%              +0.45%
  1.50%           1.25%                6%            +0.80%              +0.60%
  1.50%           1.25%           7% or higher       +1.00%              +0.75%

     The table below shows the base fee rate and the performance adjustment rates applicable to Advantage Health if Advantage Health under-performs the Index by 2% or more. Although the table shows only whole percentage points, as discussed above performance adjustment rate is calculated on a pro rata basis for each percentage point or portion thereof. For each performance scenario shown on the table, the total management fee paid by Advantage Health may be higher or lower than the sum of the base fee rate and the relevant performance adjustment rate shown below, depending on whether net assets increase or decrease during the relevant performance period. By virtue of using a rolling 12 month performance period and calculating the base fee and the performance adjustment on different asset bases, the total management fee paid by Advantage Health is likely to differ from the sum of the base fee rate and the relevant performance adjustment rate shown below. Also, the total management fee paid by Advantage Health is not susceptible to estimation because it depends upon the future relative performance of Advantage Health and the Index.

----------
(1) This column reflects the effect of AIM's contractual fee waiver discussed above.

BASE FEE      BASE FEE RATE      % PERFORMANCE   FEE ADJUSTMENT   FEE ADJUSTMENT RATE
  RATE     (NET OF WAIVERS)(1)     OVER INDEX         RATE        (NET OF WAIVERS)(1)
--------   -------------------   -------------   --------------   -------------------
 1.50%            1.25%                2%                0                   0
 1.50%            1.25%                3%            -0.20%              -0.15%
 1.50%            1.25%                4%            -0.40%              -0.30%
 1.50%            1.25%                5%            -0.60%              -0.45%
 1.50%            1.25%                6%            -0.80%              -0.60%
 1.50%            1.25%           7% or higher       -1.00%              -0.75%

     The Index is a dollar-weighted index of 26 companies involved in the business of pharmaceuticals, including biotechnology and medical technology. The Index is not managed; therefore, its performance does not reflect management fees and other expenses associated with Advantage Health.

     If the trustees determine at some future date that another securities index is a better representative of the composition of Advantage Health than is the Index, the trustees may change the securities index used to compute the Fee Adjustment. If the trustees do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.



     Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from AIM Multi-Sector Fund and the Structured Funds calculated at the following annual rates based on the average daily net assets of such funds during the year:

                                                                                                 MAXIMUM ADVISORY
                                                                                                     FEE RATES
                                 ANNUAL RATE/NET ASSET PER         MAXIMUM ADVISORY FEE RATE      COMMITTED UNTIL
         FUND NAME                   ADVISORY AGREEMENT              AFTER JANUARY 1, 2005             DATE
         ---------               --------------------------        -------------------------     ----------------
AIM Multi-Sector Fund        0.75% of average daily net assets   0.695% of the first $250M       12/31/2009
                                                                 0.67% of the next $250M
                                                                 0.645% of the next $500M
                                                                 0.62% of the next $1.5B
                                                                 0.595% of the next $2.5B
                                                                 0.57% of the next $2.5B
                                                                 0.545% of the next $2.5B
                                                                 0.52% of the excess over $10B

AIM Structured Core Fund     0.60% of first $250M                N/A                             N/A
AIM Structured Growth Fund   0.575% of next $250M
AIM Structured Value Fund    0.55% of next $500M
                             0.525% of next $1.5B
                             0.50% of next $2.5B
                             0.475% of next $2.5B
                             0.45% of next 2.5B
                             0.425% of excess over $10B

----------
(1) This column reflects the effect of AIM's contractual fee waiver discussed above.

     AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

     AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund other than Advantage Health. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's Investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Fund and Its Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies." This waiver does not apply to Advantage Health because as stated above, AIM receives no management fees on the portion of Advantage Health's assets that are invested in the Affiliated Money Market Funds.

     AIM has contractually agreed through at least June 30, 2007, to waive advisory fees or reimburse expenses to the extent necessary, to limit total Net Annual Fund Operating Expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement for the following Funds' shares as follows:

                                   EXPENSE
             FUND                LIMITATION
             ----                ----------
AIM Multi-Sector Fund
   Class A Shares                   1.90%
   Class B Shares                   2.65%
   Class C Shares                   2.65%
   Institutional Class Shares       1.65%

AIM Structured Core Fund
   Class A Shares                   1.00%
   Class B Shares                   1.75%
   Class C Shares                   1.75%
   Class R Shares                   1.25%
Institutional Class Shares          0.75%

AIM Structured Growth Fund
   Class A Shares                   1.00%
   Class B Shares                   1.75%
   Class C Shares                   1.75%
   Class R Shares                   1.25%
Institutional Class Shares          0.75%

AIM Structured Value Fund
   Class A Shares                   1.00%
   Class B Shares                   1.75%
   Class C Shares                   1.75%
   Class R Shares                   1.25%
Institutional Class Shares          0.75%

Currently, the only expense offset arrangements from which the Funds benefit are in the form of credits that each Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by each Fund. Such contractual fee waivers of reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

INVESTMENT SUB-ADVISOR

     AIM has entered into a Sub-Advisory Agreement with INVESCO Institutional to provide investment sub-advisory services to the Structured Funds.

     INVESCO Institutional is registered as an investment advisor' under the Advisers Act. INVESCO Institutional is responsible for the Structured Funds day-to-day management, including the Structured Funds investment decisions and the execution of securities transactions with respect to the Structured Funds.

     AIM and INVESCO Institutional are indirect wholly owned subsidiaries of AMVESCAP.

     For the services to be rendered by INVESCO Institutional under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of each Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 40% of the Advisor's compensation of the sub-advised assets per year, for the Structured Funds.

     The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended August 31 are found in Appendix G.

Portfolio Manager(s)

     Appendix H contains the following information regarding the portfolio manager(s) identified in each Fund's prospectus:

          -    The dollar range of the manager's investments in each Fund.

          -    A description of the manager's compensation structure.

          - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

     If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

     Administrative services fees paid to AIM by each Fund for the last three fiscal years ended August 31 are found in Appendix I.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of AIM, is the Trust's transfer agent.

     The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.

     For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust, on behalf of the Fund, will pay AIS a fee equal to $2.00 per trade executed, to be billed monthly plus certain out of pocket expenses. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust (including a limitation on the amount of any fee payable to an intermediary of 0.10% of the average net assets held in accounts serviced by such intermediary). These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under, "Administrative and Processing Support Payments," below.

     SUB-TRANSFER AGENT. Effective January 1, 2007, A I M Funds Management, Inc. ("AFMI"), 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of AMVESCAP PLC, began providing services to the Trust as a sub-transfer agent, pursuant to an agreement between AFMI and AIS. The Trust does not pay a fee to AFMI for these services. Rather AFMI is compensated by AIS, as a sub-contractor.

     CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. JPMorgan Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

     The custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.

     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

     AIM or the Sub-Advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Funds invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Fund) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     Brokerage commissions paid by each of the Fund's during the last three fiscal years ended August 31 are found in Appendix J.

COMMISSIONS

     During the last three fiscal years ended August 31, 2006 none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follows procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

     AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing such Fund.

     AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

     3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

     AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

     -    proprietary research created by the Broker executing the trade, and

     - other products created by third parties that are supplied to AIM through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

     AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

     AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

     Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended August 31, 2006 are found in Appendix K.

REGULAR BROKERS

     Information concerning the Funds' acquisition of securities of their Brokers during the last fiscal year ended August 31, 2006 is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the AIM Funds and by another fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF EQUITY INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

     Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity IPOs. Purchases of equity IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. AIM shall combine indications of interest for equity IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, AIM shall allocate such transactions in accordance with the following procedures:

     AIM or the Sub-Advisor will determine the eligibility of each AIM Fund and account that seeks to participate in a particular equity IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. AIM will allocate equity securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.

     INVESCO Institutional allocates equity IPOs on a pro rata basis based on account size or in such other manner believed by INVESCO Institutional to be fair and equitable.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

     If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

     INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash
Fund)is grouped into one of four categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

     Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Advantage Health Sciences Fund
AIM Asia Pacific Growth Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund

AIM International Small Company Fund

AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund

AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund


AIM Real Estate Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund

                                             Investor's Sales Charge     Dealer
                                             -----------------------   Concession
                                                As a                      As a
                                             Percentage      As a      Percentage
                                               of the     Percentage     of the
                                               Public     of the Net     Public
                                              Offering      Amount      Offering
Amount of Investment in Single Transaction      Price      Invested       Price
------------------------------------------   ----------   ----------   ----------
              Less than $   25,000              5.50%        5.82%        4.75%
 $ 25,000 but less than $   50,000              5.25         5.54         4.50
 $ 50,000 but less than $  100,000              4.75         4.99         4.00
 $100,000 but less than $  250,000              3.75         3.90         3.00
 $250,000 but less than $  500,000              3.00         3.09         2.50
$500,000 but less than  $1,000,000              2.00         2.04         1.60

CATEGORY II FUNDS

AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM International Bond Fund
AIM Municipal Bond Fund
AIM Total Return Bond Fund

                                             Investor's Sales Charge     Dealer
                                             -----------------------   Concession
                                                As a                      As a
                                             Percentage      As a      Percentage
                                               of the     Percentage     of the
                                               Public     of the Net     Public
                                              Offering      Amount      Offering
Amount of Investment in Single Transaction      Price      Invested       Price
------------------------------------------   ----------   ----------   ----------
             Less than $   50,000               4.75%        4.99%        4.00%
$ 50,000 but less than $  100,000               4.00         4.17         3.25
$100,000 but less than $  250,000               3.75         3.90         3.00
$250,000 but less than $  500,000               2.50         2.56         2.00
$500,000 but less than $1,000,000               2.00         2.04         1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                             Investor's Sales Charge     Dealer
                                             -----------------------   Concession
                                                As a                      As a
                                             Percentage      As a      Percentage
                                               of the     Percentage     of the
                                               Public     of the Net     Public
                                              Offering      Amount      Offering
Amount of Investment in Single Transaction      Price      Invested       Price
------------------------------------------   ----------   ----------   ----------
             Less than $  100,000               1.00%        1.01%        0.75%
$100,000 but less than $  250,000               0.75         0.76         0.50
$250,000 but less than $1,000,000               0.50         0.50         0.40

     As of the close of business on October 30, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

CATEGORY IV FUNDS

AIM Enhanced Short Bond Fund
AIM Floating Rate Fund
AIM Short Term Bond Fund

                                             Investor's Sales Charge     Dealer
                                             -----------------------   Concession
                                                As a                      As a
                                             Percentage      As a      Percentage
                                               of the     Percentage     of the
                                               Public     of the Net     Public
                                              Offering      Amount      Offering
Amount of Investment in Single Transaction      Price      Invested       Price
------------------------------------------   ----------   ----------   ----------
             Less than $  100,000               2.50%        2.56%        2.00%
$100,000 but less than $  250,000               2.00         2.04         1.50
$250,000 but less than $  500,000               1.50         1.52         1.25
$500,000 but less than $1,000,000               1.25         1.27         1.00

     LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II, III or IV Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases ("Large Purchases"). However, if an investor makes a Large Purchase of Class A shares of a Category I, II or IV Fund each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares by investors who were Class K shareholders of record on October 21, 2005 are not subject to a CDSC.

     AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

     PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                               PERCENT OF PURCHASE

               1% of the first $2 million
               plus 0.80% of the next $1 million
               plus 0.50% of the next $17 million
               plus 0.25% of amounts in excess of $20 million

     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases, made by the same customer over the life of his or her account(s).

     If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

     If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

     PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):

                              PERCENT OF PURCHASES

               0.50% of the first $20 million
               plus 0.25% of amounts in excess of $20 million

     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

     A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

     With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

     PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

     As used herein, the terms below shall be defined as follows:

     - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

     -    "Spouse" is the person to whom one is legally married under state law;

     - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

     - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

     -    "Parent" is a person's biological or adoptive mother or father;

     - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

     -    "Step-parent" is the Spouse of a Child's Parent; and

     - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

     - an Individual (including his or her spouse or domestic partner, and children);

     - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

     - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

     - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 or the Code, if:

          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

          b. each transmittal is accompanied by a single check or wire transfer; and

          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI") and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.


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

     - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at any time prior to the completion of the original LOI. This revision will not change the original expiration date.

     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     - Shareholders of AIM Basic Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Equity Fund, AIM Global Growth Fund, AIM Global Health Care Fund and AIM Real Estate Fund who have a Letter of Intent in place as of November 1, 2005, will be able to complete the Letter of Intent under the current pricing schedule, and future Letters of Intent or subsequent purchases will be subject to the Category I pricing.

     Canceling the LOI

     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors or its designee.

     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.


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

     LOIs and Contingent Deferred Sales Charges

     All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1.00% CDSC.

RIGHTS OF ACCUMULATION

     A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.

     If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.

     OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

     PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. It is the purchaser's responsibility to notify AIM Distributors or its designee of any qualifying relationship at the time of purchase.

     AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

     Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     -    AIM Management and its affiliates, or their clients;

     - Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds(R), any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

     - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

     - Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

     -    Purchases through approved fee-based programs;

     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

          a.   a plan's initial investment is at least $1 million;

          b. there are at least 100 employees eligible to participate in the plan; or

          c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to
               Section 501(c)(3) of the Code.

     - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of AIM Constellation Fund or AIM Charter Fund, respectively;

     - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     - Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the former GT Global funds since that time;


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

     - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     -    Shareholders of Investor Class shares of an AIM Fund;

     -    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;

     -    Insurance company separate accounts;

     - Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

     - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

          a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

          b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

          c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

     - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLES, SEPs, SARSEPs, Traditional or Roth IRAs; and

     - Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

     In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     -    the reinvestment of dividends and distributions from a Fund;

     - exchanges of shares of certain Funds, as more fully described in the Prospectus;

     - the purchase of shares in connection with the repayment of a retirement plan loan administered by AIS;

     -    a merger, consolidation or acquisition of assets of a Fund; or

     - the purchase of Class A shares with proceeds from the redemption of Class B or Class C shares where the redemption and purchase are effectuated on the same business day.

     PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.


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

     The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates makes these payments from its own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM funds or affiliated funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.

     In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates. A list of certain financial advisors that received one or more types of payments below during the 2005 and/or 2006 calendar years is attached hereto as Appendix L. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

     REVENUE SHARING PAYMENTS. ADI Affiliates makes revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds or affiliated funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM funds or affiliated funds on the financial advisor's funds sales system, placing AIM funds or affiliated funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds or affiliated funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below.)

     The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds or affiliated funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) per annum of those assets of such share classes during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds or affiliated funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class


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

shares only). ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

     All fees payable by ADI Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.

     OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at its expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). ADI Affiliates makes payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

     ADI Affiliates is motivated to make the payments described above since they promote the sale of AIM fund or affiliated fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts, ADI Affiliates benefits from the incremental management and other fees paid to ADI Affiliates by the AIM funds or affiliated funds with respect to those assets.

     In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

     Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

     Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of


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

the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

Class K Shares

     Class K shares converted to Class A shares at the close of business on October 21, 2005. If AIM Distributors paid a concession at the time of sale to the dealer of record, the Class K shares were subject to a 0.70% CDSC at the time of redemption if all retirement plan assets were redeemed within one year from the date of the retirement plan's initial purchase. This CDSC will continue to apply if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

Payments With Regard to Class K Shares

     For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.

Purchases and Redemption of Class P Shares

     AIM Summit Fund's Prospectus provides for a limited group of individuals (certain individuals employed by or otherwise affiliated with AIM Distributors) to purchase Class P shares of AIM Summit Fund directly at net asset value. Investors in the Summit Plans also acquire direct ownership of Class P shares of AIM Summit Fund upon the termination or completion of their periodic payment plans.

     Shareholder inquiries concerning the status of an account in the AIM Summit Fund should be directed to AIS by calling (800) 959-4246.

Purchases of Class R Shares

     Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

               0.75% of the first $5 million
               plus 0.50% of amounts in excess of $5 million

     With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).


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

Purchases of Investor Class Shares

     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

     Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

     TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

     EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received in good order prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

     GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

     REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

     SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

     Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A Shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

     Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II, III or IV Funds will not be subject to a CDSC upon the redemption of those shares in the following situations:

     - Redemptions of shares of Category I, II or IV Funds held more than 18 months;

     - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;


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

     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

     -    Redemptions from private foundations or endowment funds;

     - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

     - Redemptions of shares of Category I, II, III or IV Funds, and AIM Cash Reserve Shares of AIM Money Market Fund, acquired by exchange from Class A shares of a Category I, II or IV Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I, II or IV Fund;

     - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

     - Redemptions of shares of Category I, II or IV Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I, II or IV Fund unless the Category I, II or IV Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I, II or IV Funds;

     - Redemptions of shares of Category I, II or IV Funds, by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

     - Redemptions of shares of Category I, II or IV Funds, held by an Investor Class shareholder.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

     - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

     - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

     - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

     - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

     - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;


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

     - Redemptions made in connection with a distribution from any retirement plan or accounts that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

     - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

     - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

     CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

     - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

     - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;
          (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

     - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

     - Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

     -    Investment account(s) of AIM and its affiliates.

     CDSCs will not apply to the following redemptions of Class C shares:

     - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him;

     - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

     - Redemptions of Class C shares of a Fund other than AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund; and

     - Redemptions of Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another Fund and the original purchase was subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES AND FORMER CLASS K SHAREHOLDERS THAT ACQUIRED CLASS A SHARES.

     CDSCs will not apply to redemptions of Class A shares acquired as a result of conversion of Class K shares into Class A shares where the retirement plan's dealer of record notified the distributor prior to the time of purchase that the dealer waived the upfront payment otherwise payable to him.

     CDSCs will not apply to the following redemptions of Class R shares:

     - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

     GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with AIS policy and procedures and U.S. regulations. AIS reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor or financial intermediary will be responsible for any resulting loss.

     AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by a Fund's authorized agent or its designee.

     TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary.

     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to AIM as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary Public signatures are not an acceptable replacement for a signature guarantee. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

     TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

     INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

INSTITUTIONAL CLASS SHARES

     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

     Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AIS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

     A financial intermediary may submit a written request to AIS for correction of transactions involving a Fund's shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse a Fund for any resulting loss.

     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Funds, except through the reinvestment of distributions.

     Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.

     AIS may request that an intermediary maintain separate master accounts in the Funds for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

     Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

     The following formula may be used to determine the public offering price per Class A share of an investor's investment:

     Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

For example, at the close of business on August 31, 2006, AIM Multi-Sector Fund
- Class A shares had a net asset value per share of $25.53. The offering price, assuming an initial sales charge of 5.50%, therefore was $27.02.

     Institutional Class shares of the Fund are offered at net asset value.

Calculation of Net Asset Value

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

     Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and Corporate Loans and in the case of debt obligations (excluding Corporate Loans), the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

     Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTIONS IN KIND

     Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind, if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

     Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a correctly completed and currently effective Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

     Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends, including capital gain dividends, (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding. Under current IRS guidance, each AIM Fund and other payer must generally withhold 28% on exempt-interest dividends paid March 31, 2007, in the case of any shareholder who fails to provide the Funds with such information.

     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;

     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;

     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

     NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

     It is the present policy of each Fund to declare and pay annually net investment income dividends and any capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains.

     All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.


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

     Dividends on Class B, Class C and Class R shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B, Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

     Each Fund presently intends to elect under applicable Treasury regulations to treat any net capital loss and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year in determining its taxable income for the current taxable year. Certain Funds may also elect under the same regulations to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

     Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, the Fund may be required to sell portfolio holdings in order to meet this requirement.


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

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such futures contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward


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

contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, the Fund may make an election to treat such gain or loss as capital.

     Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

     Some of the forward foreign currency exchange contracts,options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

     Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

     SWAP AGREEMENTS. Each Fund may enter into swap agreements as permitted by each Fund's prospectus. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain types of swap agreements. Moreover, the rules governing the tax aspects of certain types of these agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not


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

accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

     PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

     The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent that shareholders have held their fund shares for a minimum required period and the distributions satisfy other requirements that are discussed below.

     A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for non-corporate shareholders) or as recaptured long-term capital gain taxable at 25% regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect


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

to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Subject to applicable Code limitations, each Fund will be allowed to take into account a net capital loss (excess of losses over gains from the sale of capital assets) from a prior taxable year as a short-term capital loss for the current taxable year in determining its investment company taxable income and net capital gain.

     Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year.

     Ordinary income dividends paid by a Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Dividends received by the Fund from PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed a maximum rate of 15%. The AMT applicable to corporations may reduce the value of dividends received deduction. However, certain small corporations are wholly exempt from the AMT.

     Distributions by a Fund that are not from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of its shares.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.


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

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to a maximum tax rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

     AIS may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them calculate their gain or loss from a sale or redemption. This information is supplied as a convenience to shareholders and will not be reported to the IRS. Although the IRS permits the use of several methods to determine the cost basis of mutual fund shares, the cost basis information provided by AIS will be calculated using only the single-category average cost method. Neither AIS nor a Fund recommends any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. Even if you have reported gains or losses for a Fund in past years using another method of basis determination, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods.

     If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustments.

     BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.


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

     As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008, and foreign shareholders may obtain refunds of tax withheld from amounts so designated by filing a United States tax return. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain (including short term capital gain dividends received from another regulated investment company) over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election (as discussed below), but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

     Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of the Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of the Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.


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

     FOREIGN INCOME TAX. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

     If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election") in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

     Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on December 5, 2006. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


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

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

     The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans").

     Each Fund, pursuant to its Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

FUND                                 CLASS A   CLASS B   CLASS C   CLASS R
----                                 -------   -------   -------   -------
AIM Advantage Health Sciences Fund    0.25%     1.00%     1.00%      N/A
AIM Multi-Sector Fund                 0.25%     1.00%     1.00%      N/A
AIM Structured Core Fund              0.25%     1.00%     1.00%     0.50%
AIM Structured Growth Fund            0.25%     1.00%     1.00%     0.50%
AIM Structured Value Fund             0.25%     1.00%     1.00%     0.50%

     All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

     Amounts payable by a Fund under the Class A, Class B, Class C and Class R Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these plans the Funds will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these plans AIM Distributors will retain the full amount of the fee.

     AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C or Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

     The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C and Class R shares, as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

     AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the NASD.

     See Appendix M for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended August 31, 2006 and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended August 31, 2006.

     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

     The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

     The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. AIM Distributors became the distributor of AIM Advantage Health Sciences Fund and AIM Multi-Sector Fund effective July 1, 2003. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

     The Distribution Agreements provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

     AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

     Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

     AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

     The Trust (on behalf of any class of the Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of its assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

     Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended August 31 are found in Appendix O.

                              FINANCIAL STATEMENTS

     Each Fund's financial statements for the period ended August 31, 2006, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such fund's Annual Report to shareholders contained in the Trust's Form N-CSR filed on November 8, 2006.

     The portions of such Annual Reports that are not specifically listed above will not be incorporated by reference into this SAI and will not be a part of this Registration Statement.

                               PENDING LITIGATION

     Regulatory Action Alleging Market Timing

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

     Private Civil Actions Alleging Market Timing

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, INVESCO Funds Group, Inc., the former investment advisor to certain AIM Funds ("IFG"), AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits (excluding those lawsuits that have been recently transferred as mentioned herein) that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-1.

     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.

     Private Civil Actions Alleging Improper Use of Fair Value Pricing

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-2.

     Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-3.

     Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-4.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

     Moody's corporate ratings are as follows:

     AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                          PERSONS TO WHOM AIM PROVIDES

                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

                            (AS OF OCTOBER 18, 2006)

             SERVICE PROVIDER                              DISCLOSURE CATEGORY
             ----------------                              -------------------
ABN AMRO Financial Services, Inc.           Broker (for certain AIM funds)
A.G. Edwards & Sons, Inc.                   Broker (for certain AIM funds)
AIM Investment Services, Inc.               Transfer Agent
Anglemyer & Co.                             Analyst (for certain AIM funds)
Ballard Spahr Andrews & Ingersoll, LLP      Legal Counsel
BB&T Capital Markets                        Broker (for certain AIM funds)
Bear, Stearns & Co. Inc.                    Broker (for certain AIM funds)
Belle Haven Investments L.P.                Broker (for certain AIM funds)
Bloomberg                                   System Provider (for certain AIM funds)
BOSC, Inc.                                  Broker (for certain AIM funds)
BOWNE & Co.                                 Financial Printer
Brown Brothers Harriman & Co.               Securities Lender (for certain AIM funds)
Cabrera Capital Markets                     Broker (for certain AIM funds)
CENVEO                                      Financial Printer
Citigroup Global Markets                    Broker (for certain AIM funds)
Classic Printers Inc.                       Financial Printer
Coastal Securities, LP                      Broker (for certain AIM funds)
Color Dynamics                              Financial Printer
D.A. Davidson (formerly Kirkpatrick,        Broker (for certain AIM funds)
Pettis, Smith, Pollian, Inc.)
Duncan-Williams, Inc.                       Broker (for certain AIM funds)
Earth Color Houston                         Financial Printer
EMCO Press                                  Financial Printer
Empirical Research Partners                 Analyst (for certain AIM funds)
Fidelity Investments                        Broker (for certain AIM funds)
First Albany Capital                        Broker (for certain AIM funds)
First Tryon Securities                      Broker (for certain AIM funds)
F T Interactive Data Corporation            Pricing Vendor
GainsKeeper                                 Software Provider (for certain AIM funds)
GCom2 Solutions                             Software Provider (for certain AIM funds)
George K. Baum & Company                    Broker (for certain AIM funds)
Global Trend Alert                          Analyst (for certain AIM funds)
Grover Printing                             Financial Printer
Gulfstream Graphics Corp.                   Financial Printer
Hattier, Sanford & Reynoir                  Broker (for certain AIM funds)
Howe Barnes Investments, Inc.               Broker (for certain AIM funds)
Hutchinson, Shockey, Erley & Co.            Broker (for certain AIM funds)

             SERVICE PROVIDER                              DISCLOSURE CATEGORY
             ----------------                              -------------------
ICMA-RC                                     Analyst (for certain AIM funds)
iMoneyNet                                   Rating & Ranking Agency (for certain AIM funds)
Infinity Web, Inc.                          Financial Printer
Initram Data, Inc.                          Pricing Vendor
Institutional Shareholder Services, Inc.    Proxy Voting Service (for certain AIM funds)
INVESCO Senior Secured Management           System Provider (for certain AIM funds)
J.P. Morgan Securities, Inc.                Analyst (for certain AIM funds)
JPMorgan Securities Inc.\Citigroup          Lender (for certain AIM funds)
Global Markets Inc.\JPMorgan Chase
Bank, N.A.
John Hancock Investment Management          Sub-advisor (for certain sub-advised accounts)
Services, LLC
Jorden Burt LLP                             Special Insurance Counsel
Kevin Dann & Partners                       Analyst (for certain AIM funds)
Kramer, Levin Naftalis & Frankel LLP        Legal Counsel
Legg Mason Wood Walker                      Broker (for certain AIM funds)
Lehman Brothers, Inc.                       Broker (for certain AIM funds)
Lipper, Inc.                                Rating & Ranking Agency (for certain AIM funds)
Loan Pricing Corporation                    Pricing Service (for certain AIM funds)
Loop Capital Markets                        Broker (for certain AIM funds)
McDonald Investments Inc.                   Broker (for certain AIM funds)
Merrill Corporation                         Financial Printer
Mesirow Financial, Inc.                     Broker (for certain AIM funds)
Moody's Investors Service                   Rating & Ranking Agency (for certain AIM funds)
Moore Wallace North America                 Financial Printer
Morgan Keegan & Company, Inc.               Broker (for certain AIM funds)
Morrison Foerster LLP                       Legal Counsel
MS Securities Services, Inc. and Morgan     Securities Lender (for certain AIM funds)
Stanley & Co. Incorporated
Muzea Insider Consulting Services, LLC      Analyst (for certain AIM funds)
Noah Financial, LLC                         Analyst (for certain AIM funds)
OMGEO/Oasys                                 Trading System
Page International                          Financial Printer
PricewaterhouseCoopers LLP                  Independent Registered Public Accounting Firm
                                            (for certain AIM funds)
Printing Arts of Houston                    Financial Printer
Protective Securities                       Broker (for certain AIM funds)
Ramirez & Co., Inc.                         Broker (for certain AIM funds)
Raymond James & Associates, Inc.            Broker (for certain AIM funds)
RBC Capital Markets Corporation             Analyst (for certain AIM funds)
RBC Dain Rauscher Incorporated              Broker (for certain AIM funds)
Reuters America Inc.                        Pricing Service (for certain AIM funds)
Robert W. Baird & Co. Incorporated          Broker (for certain AIM funds)
RR Donnelley Financial                      Financial Printer
Ryan Beck & Co.                             Broker (for certain AIM funds)

             SERVICE PROVIDER                              DISCLOSURE CATEGORY
             ----------------                              -------------------
Salomon Smith Barney                        Broker (for certain AIM funds)
SBK Brooks Investment Corp.                 Broker (for certain AIM funds)
Seattle Northwest Securities Corporation    Broker (for certain AIM funds)
Siebert Brandford Shank & Co., L.L.C.       Broker (for certain AIM funds)
Signature Press                             Financial Printer
Simon Printing Company                      Financial Printer
Southwest Precision Printers, Inc.          Financial Printer
Standard and Poor's                         Rating and Ranking Agency (for certain AIM funds)
Standard and Poor's/Standard and Poor's     Pricing Service (for certain AIM funds)
Securities Evaluations, Inc.
State Street Bank and Trust Company         Custodian (for certain AIM funds); Lender (for
                                            certain AIM Funds); Securities Lender (for
                                            certain AIM funds)
Sterne, Agee & Leach, Inc.                  Broker (for certain AIM funds)
Stifel, Nicolaus & Company, Incorporated    Broker (for certain AIM funds)
The Bank of New York                        Custodian (for certain AIM funds)
The MacGregor Group, Inc.                   Software Provider
Thomson Information Services Incorporated   Software Provider
UBS Financial Services, Inc.                Broker (for certain AIM funds)
VCI Group Inc.                              Financial Printer
Wachovia National Bank, N.A.                Broker (for certain AIM funds)
Western Lithograph                          Financial Printer
Wiley Bros. Aintree Capital  L.L.C.         Broker (for certain AIM funds)
William Blair & Co.                         Broker (for certain AIM funds)
XSP, LLC\Solutions Plus, Inc.               Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS

                             As of November 30, 2006

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 109 portfolios in the AIM Funds. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                TRUSTEE
NAME, YEAR OF BIRTH AND         AND/OR
POSITION(S) HELD WITH THE       OFFICER                                                 OTHER TRUSTEESHIP(S)
TRUST                           SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      HELD BY TRUSTEE
-------------------------       -------   -------------------------------------------   --------------------
INTERESTED PERSONS

Robert H. Graham(1)--  1946       2003    Director and Chairman, A I M Management       None
Trustee and Vice Chair                    Group Inc. (financial services holding
                                          company); Director and Vice Chairman,
                                          AMVESCAP PLC; Chairman, AMVESCAP PLC - AIM
                                          Division (parent of AIM and a global
                                          investment management firm); and Trustee
                                          and Vice Chair, The AIM Family of Funds(R)

                                          Formerly: President and Chief Executive
                                          Officer, A I M Management Group Inc.;
                                          Director, Chairman and President, A I M
                                          Advisors, Inc. (registered investment
                                          advisor); Director and Chairman, A I M
                                          Capital Management, Inc. (registered
                                          investment advisor), A I M Distributors,
                                          Inc. (registered broker dealer), AIM
                                          Investment Services, Inc. (registered
                                          transfer agent), and Fund Management
                                          Company (registered broker dealer); Chief
                                          Executive Officer, AMVESCAP PLC - Managed
                                          Products; and President and Principal
                                          Executive Officer, The AIM Family of
                                          Funds(R)

Philip A. Taylor(2) - 1954        2006    Director, Chief Executive Officer and         None
Trustee, President and                    President, A I M Management Group Inc., AIM
Principal Executive Officer               Mutual Fund Dealer Inc. (registered broker
                                          dealer), AIM Funds Management Inc.
                                          (registered investment advisor) and 1371
                                          Preferred Inc. (holding company), Director
                                          and President, A I M Advisors, Inc.,
                                          INVESCO Funds Group, Inc. (registered
                                          investment advisor and registered transfer
                                          agent) and AIM GP Canada Inc. (general
                                          partner for limited partnership); Director,
                                          A I M Capital Management, Inc. and A I M
                                          Distributors, Inc.; Director and Chairman,
                                          AIM Investment Services, Inc., Fund
                                          Management Company and INVESCO
                                          Distributors, Inc. (registered broker
                                          dealer); Director, President and Chairman,
                                          AVZ Callco Inc. (holding company), AMVESCAP
                                          Inc. (holding company) and AIM Canada
                                          Holdings Inc. (holding company); Director
                                          and Chief Executive Officer, AIM Trimark
                                          Corporate Class Inc. (formerly AIM Trimark
                                          Global Fund Inc.) (corporate mutual fund
                                          company) and AIM Trimark Canada Fund Inc.
                                          (corporate mutual fund

----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                TRUSTEE
NAME, YEAR OF BIRTH AND         AND/OR
POSITION(S) HELD WITH THE       OFFICER                                                 OTHER TRUSTEESHIP(S)
TRUST                           SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      HELD BY TRUSTEE
-------------------------       -------   -------------------------------------------   --------------------
                                          company); Trustee, President and Principal
                                          Executive Officer, The AIM Family of
                                          Funds(R) (other than AIM Treasurer's Series
                                          Trust, Short-Term Investments Trust and
                                          Tax-Free Investments Trust); Trustee and
                                          Executive Vice President, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free
                                          Investments Trust only); and Manager,
                                          PowerShares Capital Management LLC

                                          Formerly: President and Principal Executive
                                          Officer, The AIM Family of Funds(R) (AIM
                                          Treasurer's Series Trust, Short-Term
                                          Investments Trust and Tax-Free Investments
                                          Trust only); Chairman, AIM Canada Holdings,
                                          Inc.; Executive Vice President and Chief
                                          Operations Officer, AIM Funds Management,
                                          Inc.; President, AIM Trimark Global Fund
                                          Inc. and AIM Trimark Canada Fund Inc.; and
                                          Director, Trimark Trust (federally
                                          regulated Canadian trust company)

                                TRUSTEE
NAME, YEAR OF BIRTH AND         AND/OR
POSITION(S) HELD WITH THE       OFFICER                                                 OTHER TRUSTEESHIP(S)
TRUST                           SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      HELD BY TRUSTEE
-------------------------       -------   -------------------------------------------   --------------------
INDEPENDENT TRUSTEES

Bruce L. Crockett-- 1944          2003    Chairman, Crockett Technology Associates      ACE Limited
Trustee and Chair                         (technology consulting company)               (insurance company);
                                                                                        and Captaris, Inc.
                                                                                        (unified messaging
                                                                                        provider)

Bob R. Baker - 1936               1983    Retired                                       None
Trustee

Frank S. Bayley -- 1939           2003    Retired                                       Badgley Funds, Inc.
Trustee                                                                                 (registered
                                          Formerly: Partner, law firm of Baker &        investment company)
                                          McKenzie                                      (2 portfolios)

James T. Bunch - 1942             2000    Founder, Green, Manning & Bunch Ltd.,         None
                                          (investment Trustee banking firm); and
                                          Director, Policy Studies, Inc. and Van
                                          Gilder Insurance Corporation

Albert R. Dowden -- 1941          2003    Director of a number of public and private    None
                                          Trustee business corporations, including
                                          the Boss Group, Ltd. (private investment
                                          and management) ; Cortland Trust, Inc.
                                          (Chairman) (registered investment company)
                                          (3 portfolios); Annuity and Life Re
                                          (Holdings), Ltd. (insurance company);
                                          CompuDyne Corporation (provider of products
                                          and services to the public security
                                          market); and Homeowners of America Holding
                                          Corporation (property casualty company)

                                          Formerly: Director, President and Chief
                                          Executive Officer, Volvo Group North
                                          America, Inc.; Senior Vice President, AB
                                          Volvo; Director of various affiliated Volvo
                                          companies; and Director, Magellan Insurance
                                          Company

Jack M. Fields -- 1952            2003    Chief Executive Officer, Twenty First         Administaff; and
                                          Century Trustee Group, Inc. (government       Discovery Global
                                          affairs company); and Owner, Dos Angelos      Education Fund
                                          Ranch, L.P.                                   (non-profit)

                                          Formerly: Chief Executive Officer, Texana
                                          Timber LP (sustainable forestry company)

Carl Frischling -- 1937           2003    Partner, law firm of Kramer Levin Naftalis    Cortland Trust, Inc.
                                          and Trustee Frankel LLP                       (registered
                                                                                        investment company)
                                                                                        (3 portfolios)

Prema Mathai-Davis - 1950         2003    Formerly: Chief Executive Officer, YWCA of    None
Trustee                                   the USA

Lewis F. Pennock -- 1942          2003    Partner, law firm of Pennock & Cooper         None
Trustee

Ruth H. Quigley -- 1935           2003    Retired                                       None
Trustee

Larry Soll - 1942                 1997    Retired                                       None
Trustee

                                TRUSTEE
NAME, YEAR OF BIRTH AND         AND/OR
POSITION(S) HELD WITH THE       OFFICER                                                 OTHER TRUSTEESHIP(S)
TRUST                           SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      HELD BY TRUSTEE
-------------------------       -------   -------------------------------------------   --------------------
Raymond Stickel, Jr. - 1944       2005    Retired                                       Director, Mainstay
Trustee                                                                                 VP Series Funds,
                                          Formerly; Partner, Deloitte & Touche          Inc. (21 Portfolios)

OTHER OFFICERS

Russell C. Burk  - 1958           2005    Senior Vice President and Senior Officer,     N/A
Senior Vice President and                 The AIM Family of Funds(R)
Senior Officer
                                          Formerly: Director of Compliance and
                                          Assistant General Counsel, ICON Advisers,
                                          Inc.; Financial Consultant, Merrill Lynch;
                                          General Counsel and Director of Compliance,
                                          ALPS Mutual Funds, Inc.

John M. Zerr - 1962               2006    Director, Senior Vice President, Secretary    N/A
Senior Vice President, Chief              and General Counsel, A I M Management Group
Legal Officer and Secretary               Inc. and A I M Advisors, Inc.; Director,
                                          Vice President and Secretary, INVESCO
                                          Distributors, Inc.; Vice President and
                                          Secretary, A I M Capital Management, Inc.,
                                          AIM Investment Services, Inc., and Fund
                                          Management Company; Senior Vice President
                                          and Secretary, A I M Distributors, Inc.;
                                          Director, INVESCO Funds Group, Inc.; Senior
                                          Vice President, Chief Legal Officer and
                                          Secretary, The AIM Family of Funds(R); and
                                          Manager, PowerShares Capital Management LLC

                                          Formerly: Chief Operating Officer, Senior
                                          Vice President, General Counsel, and
                                          Secretary, Liberty Ridge Capital, Inc. (an
                                          investment adviser); Vice President and
                                          Secretary, PBHG Funds (an investment
                                          company); Vice President and Secretary,
                                          PBHG Insurance Series Fund (an investment
                                          company); General Counsel and Secretary,
                                          Pilgrim Baxter Value Investors (an
                                          investment adviser); Chief Operating
                                          Officer, General Counsel and Secretary, Old
                                          Mutual Investment Partners (a
                                          broker-dealer); General Counsel and
                                          Secretary, Old Mutual Fund Services (an
                                          administrator); General Counsel and
                                          Secretary, Old Mutual Shareholder Services
                                          (a shareholder servicing center); Executive
                                          Vice President, General Counsel and
                                          Secretary, Old Mutual Capital, Inc. (an
                                          investment adviser); and Vice President and
                                          Secretary, Old Mutual Advisors Funds (an
                                          investment company)

Lisa O. Brinkley -- 1959          2004    Global Compliance Director, AMVESCAP PLC;     N/A
Vice President                            and Vice President, The AIM Family of
                                          Funds(R)

                                          Formerly: Senior Vice President, A I M
                                          Management Group Inc.; Senior Vice
                                          President and Chief Compliance Officer, A I
                                          M Advisors, Inc. and The AIM Family of
                                          Funds(R); Vice President and Chief
                                          Compliance Officer, A I M Capital
                                          Management, Inc. and A I M Distributors,
                                          Inc.; Vice President, AIM Investment
                                          Services, Inc. and Fund Management Company;
                                          and Senior Vice President

                                TRUSTEE
NAME, YEAR OF BIRTH AND         AND/OR
POSITION(S) HELD WITH THE       OFFICER                                                 OTHER TRUSTEESHIP(S)
TRUST                           SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      HELD BY TRUSTEE
-------------------------       -------   -------------------------------------------   --------------------
                                          and Compliance Director, Delaware
                                          Investments Family of Funds

Kevin M. Carome - 1956            2003    Senior Vice President and General Counsel,    N/A
Vice President                            AMVESCAP PLC; Director, INVESCO Funds
                                          Group, Inc. and Vice President, The AIM
                                          Family of Funds(R)

                                          Formerly: Director, Senior Vice President,
                                          Secretary and General Counsel, A I M
                                          Management Group Inc. and A I M Advisors,
                                          Inc.; Senior Vice President, A I M
                                          Distributors, Inc.; Director, Vice
                                          President and General Counsel, Fund
                                          Management Company; Vice President, A I M
                                          Capital Management, Inc. and AIM Investment
                                          Services, Inc.; and Senior Vice President,
                                          Chief Legal Officer and Secretary, The AIM
                                          Family of Funds(R); Director and Vice
                                          President, INVESCO Distributors, Inc.;
                                          Chief Executive Officer and President,
                                          INVESCO Funds Group; Senior Vice President
                                          and General Counsel, Liberty Financial
                                          Companies, Inc.; and Senior Vice President
                                          and General Counsel, Liberty Funds Group,
                                          LLC

Sidney M. Dilgren -- 1961         2004    Vice President and Fund Treasurer, A I M      N/A
Vice President, Treasurer and             Advisors, Inc.; and Vice President,
Principal Financial Officer               Treasurer and Principal Financial Officer,
                                          The AIM Family of Funds(R)

                                          Formerly: Senior Vice President, AIM
                                          Investment Services, Inc. and Vice
                                          President, A I M Distributors, Inc.

J. Philip Ferguson- 1945          2005    Executive Vice President, A I M Management    N/A
Vice President                            Group Inc.; Senior Vice President and Chief
                                          Investment Officer, A I M Advisors Inc.;
                                          Director, Chairman, Chief Executive
                                          Officer, President and Chief Investment
                                          Officer, A I M Capital Management, Inc; and
                                          Vice President, The AIM Family of Funds(R)

                                          Formerly: Senior Vice President, AIM
                                          Private Asset Management, Inc.; and Chief
                                          Equity Officer, Senior Vice President and
                                          Senior Investment Officer, A I M Capital
                                          Management, Inc.

Karen Dunn Kelley -- 1960         2003    Director of Cash Management, Managing         NA
Vice President                            Director and Chief Cash Management Officer,
                                          A I M Capital Management, Inc., Director
                                          and President, Fund Management Company; and
                                          Vice President, A I M Advisors, Inc.; Vice
                                          President, The AIM Family of Funds(R)
                                          (other than AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free
                                          Investments Trust); and President and
                                          Principal Executive Officer, The AIM Family
                                          of Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free
                                          Investments Trust only)

                                          Formerly: Vice President, The AIM Family of
                                          Funds(R) (AIM Treasurer's Series Trust,
                                          Short-Term Investments Trust and Tax-Free
                                          Intermediate Trust only)

                                TRUSTEE
NAME, YEAR OF BIRTH AND         AND/OR
POSITION(S) HELD WITH THE       OFFICER                                                 OTHER TRUSTEESHIP(S)
TRUST                           SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      HELD BY TRUSTEE
-------------------------       -------   -------------------------------------------   --------------------
Lance A. Rejsek - 1967            2005    Anti-Money Laundering Compliance Officer,     N/A
Anti-Money Laundering                     A I M Advisors, Inc., A I M Capital
Compliance Officer                        Management, Inc., A I M Distributors, Inc.,
                                          AIM Investment Services, Inc., AIM Private
                                          Asset Management, Inc., Fund Management
                                          Company and The AIM Family of Funds(R)

                                          Formerly: Manager of the Fraud Prevention
                                          Department, AIM Investment Services, Inc.

Todd L. Spillane - 1958           2006    Senior Vice President, A I M Management       N/A
Chief Compliance Officer                  Group Inc.; Senior Vice President and Chief
                                          Compliance Officer, A I M Advisors, Inc.;
                                          Chief Compliance Officer, The AIM Family of
                                          Funds(R); Vice President and Chief
                                          Compliance Officer, A I M Capital
                                          Management, Inc.; and Vice President, A I M
                                          Distributors, Inc., AIM Investment
                                          Services, Inc. and Fund Management Company

                                          Formerly: Global Head of Product
                                          Development, AIG-Global Investment Group,
                                          Inc.; Chief Compliance Officer and Deputy
                                          General Counsel, AIG-SunAmerica Asset
                                          Management, and Chief Compliance Officer,
                                          Chief Operating Officer and Deputy General
                                          Counsel, American General Investment
                                          Management

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2005

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL REGISTERED
                              DOLLAR RANGE OF EQUITY SECURITIES        INVESTMENT COMPANIES OVERSEEN BY
     NAME OF TRUSTEE                      PER FUND                  TRUSTEE IN THE AIM FAMILY OF FUNDS(R)
-----------------------   ---------------------------------------   -------------------------------------
Robert H. Graham                            -0-                                   Over $100,000
Mark H. Williamson(3)                       -0-                                   Over $100,000
Philip A. Taylor(4)                          --                                         --
Bob R. Baker                                -0-                                   Over $100,000
Frank S. Bayley                             -0-                                   Over $100,000
James T. Bunch                              -0-                                 Over $100,000(6)
Bruce L. Crockett                           -0-                                Over - $100,000(5)
Albert R. Dowden                            -0-                                   Over $100,000
Edward K. Dunn, Jr.(6)                      -0-                                 Over $100,000(5)
Jack M. Fields                              -0-                                 Over $100,000(5)
Carl Frischling                             -0-                                 Over $100,000(5)
Prema Mathai-Davis                          -0-                                 Over $100,000(5)
Lewis F. Pennock                            -0-                                   Over $100,000
Ruth H. Quigley                             -0-                                $50,001 - $100,000
Larry Soll                AIM Multi-Sector Fund $10,001 - $50,000               Over $100,000(5)
Raymond Stickel, Jr.(7)                     -0-                                   Over $100,000

----------
(3)  Mr. Williams retired effective September 20, 2006.

(4)  Mr. Taylor was elected as trustee on September 20, 2006.

(5) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

(6)  Mr. Dunn retired effective March 31, 2006.

(7) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   APPENDIX D

                           TRUSTEES COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005:

                            AGGREGATE      RETIREMENT          ESTIMATED           TOTAL
                          COMPENSATION      BENEFITS            ANNUAL         COMPENSATION
                            FROM THE     ACCRUED BY ALL        BENEFITS        FROM ALL AIM
        TRUSTEE              TRUST(1)     AIM FUNDS(2)    UPON RETIREMENT(3)      FUNDS(4)
        -------           ------------   --------------   ------------------   ------------
Bob R. Baker                 $4,641         $200,136           $162,613          $213,750
Frank S. Bayley               4,978          132,526            120,000           229,000
James T. Bunch                4,214          162,930            120,000           198,500
Bruce L. Crockett             8,332           83,764            120,000           359,000
Albert R. Dowden              4,994          112,024            120,000           229,000
Edward K. Dunn, Jr.(5)        1,920          141,485            120,000           229,000
Jack M. Fields                4,186           59,915            120,000           185,000
Carl Frischling(6)            4,286           59,042            120,000           195,250
Gerald J. Lewis(5)              795          162,930            114,375           198,500
Prema Mathai-Davis            4,624           69,131            120,000           213,750
Lewis F. Pennock              4,321           86,670            120,000           198,500
Ruth H. Quigley               4,936          154,658            120,000           213,750
Larry Soll                    4,321          201,483            138,990           198,500
Raymond Stickel, Jr.(7)       4,440               --            120,000            54,000

(1) Amounts shown are based on the fiscal year ended August 31, 2006. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2006, including earnings, was $9,814.

(2) During the fiscal year ended August 31, 2006, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $5,157.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as trustees of 18 registered investment companies advised by AIM.

(5) Mr. Dunn and Mr. Lewis retired effective March 31, 2006 and December 31, 2005, respectively.

(6) During the fiscal year ended August 31, 2006, the Trust paid $15,005 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(7)  Mr. Stickel was elected as trustee of the Trust effective October 1, 2005.

                                   APPENDIX E

                          PROXY POLICIES AND PROCEDURES
         (AIM ADVANTAGE HEALTH SCIENCES FUND AND AIM MULTI-SECTOR FUND)
                          (AS AMENDED OCTOBER 1, 2005)

A.   PROXY POLICIES

     Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I.   BOARDS OF DIRECTORS

          A board that has at least a majority of independent directors is integral to good corporate governance. The key board committees (e.g., Audit, Compensation and Nominating) should be composed of only independent trustees.

          There are some actions by directors that should result in votes being withheld. These instances include directors who:

          - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

          - Attend less than 75 percent of the board and committee meetings without a valid excuse;

          - It is not clear that the director will be able to fulfill his function;

          -    Implement or renew a dead-hand or modified dead-hand poison pill;

          - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

          - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

          - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

          Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

          - Long-term financial performance of the target company relative to its industry;

          -    Management's track record;

          -    Portfolio manager's assessment;

          -    Qualifications of director nominees (both slates);

          - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          -    Background to the proxy contest.

     II.  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

          - It is not clear that the auditors will be able to fulfill their function;

          - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

          - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

     III. COMPENSATION PROGRAMS

          Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

          - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

          - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

          - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

          - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

          - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

     IV.  CORPORATE MATTERS

          We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

          - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

          - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

          - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

          - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

     V.   SHAREHOLDER PROPOSALS

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

          - We will generally abstain from shareholder social and environmental proposals.

          - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

          - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

          - We will generally vote for proposals to lower barriers to shareholder action.

          - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

     VI.  OTHER

          - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

          - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

          - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

          AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.   PROXY COMMITTEE PROCEDURES

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

     AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
     Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.   BUSINESS/DISASTER RECOVERY

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.   RESTRICTIONS AFFECTING VOTING

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.   CONFLICTS OF INTEREST

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

     If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

     If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.   FUND OF FUNDS

     When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G.   CONFLICT IN THESE POLICIES

     If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                          PROXY POLICIES AND PROCEDURES
              (AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND
                         AND AIM STRUCTURED VALUE FUND)
                            (DATED FEBRUARY 10, 2005)

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                             CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                        ----------------------------------------
                                                       Print Name


-------------------------------------   ----------------------------------------
                 Date                                   Signature

                                   APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.   Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Failed to act on takeover offers where the majority of the shareholders tendered their shares

     - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

     - Are inside directors or affiliated outside directors and the full board is less than majority independent

     - Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

     - Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

     - Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     -    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

     -    Two-thirds independent board

     -    All-independent key committees

     -    Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.   Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry; management's track record

     -    Background to the proxy contest

     -    Qualifications of director nominees (both slates)

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

3.   Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.   Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price

     -    Fairness opinion

     -    Financial and strategic benefits

     -    How the deal was negotiated

     -    Conflicts of interest

     -    Other alternatives for the business

     -    Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Impact on the balance sheet/working capital

     -    Potential elimination of diseconomies

     -    Anticipated financial and operating benefits

     -    Anticipated use of funds

     -    Value received for the asset

     -    Fairness opinion

     -    How the deal was negotiated

     -    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    Dilution to existing shareholders' position

     -    Terms of the offer

     -    Financial issues

     -    Management's efforts to pursue other alternatives

     -    Control issues

     -    Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    The reasons for the change

     -    Any financial or tax benefits

     -    Regulatory benefits

     -    Increases in capital structure

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

     -    Capital Structure model

     -    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:

     - offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     - percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     - Prospects of the combined company, anticipated financial and operating benefits

     -    Offer price

     -    Fairness opinion

     -    How the deal was negotiated

     -    Changes in corporate governance

     -    Change in the capital structure

     -    Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     -    Tax and regulatory advantages

     -    Planned use of the sale proceeds

     -    Valuation of spin-off

     -    Fairness opinion

     -    Benefits to the parent company

     -    Conflicts of interest

     -    Managerial incentives

     -    Corporate governance changes

     -    Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.   State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.   Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     - more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.   Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

     - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     -    Cash compensation, and

     -    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                                 RUSSELL 3000                NON-RUSSELL 3000
                                                          --------------------------   --------------------------
                                                                  STANDARD    MEAN +           STANDARD    MEAN +
    GICS                       GICS DSEC                  MEAN   DEVIATION   STD DEV   MEAN   DEVIATION   STD DEV
    ----                       ---------                  ----   ---------   -------   ----   ---------   -------
    1010       Energy                                     1.60%    1.02%      2.61%    2.59%    2.19%       4.78%
    1510       Materials                                  1.55%    0.81%      2.36%    2.54%    1.92%       4.46%
    2010       Capital Goods                              1.86%    1.19%      3.05%    3.23%    2.93%       6.17%
    2020       Commercial Services & Supplies              287%    1.53%      4.40%    4.39%    3.68%       8.07%
    2030       Transportation                             2.10%    1.50%      3.60%    2.44%    2.22%       4.66%
    2510       Automobiles & Components                   2.10%    1.37%      3.48%    2.90%    2.28%       5.18%
    2520       Consumer Durables & Apparel                2.40%    1.51%      3.90%    3.42%    2.79%       6.21%
    2530       Hotels Restaurants & Leisure               2.39%    1.08%      3.48%    3.30%    2.87%       6.17%
    2540       Media                                      2.34%    1.50%      3.84%    4.12%    2.89%       7.01%
    2550       Retailing                                  2.89%    1.95%      4.84%    4.26%    3.50%       7.75%
3010 to 3030   Food & Staples Retailing                   1.98%    1.50%      3.48%    3.37%    3.32%       6.68%
    3510       Health Care Equipment & Services           3.24%    1.96%      5.20%    4.55%    3.24%       7.79%
    3520       Pharmaceuticals & Biotechnology            3.60%    1.72%      5.32%    5.77%    4.15%       9.92%
    4010       Banks                                      1.44%    1.17%      2.61%    1.65%    1.60%       3.25%
    4020       Diversified Financials                     3.12%    2.54%      5.66%    5.03%    3.35%       8.55%
    4030       Insurance                                  1.45%    0.88%      2.32%    2.47%    1.77%       4.24%
    4040       Real Estate                                1.01%    0.89%      1.90%    1.51%    1.50%       3.01%
    4510       Software & Services                        5.44%    3.05%      8.49%    8.08%    6.01%      14.10%
    4520       Technology Hardware & Equipment            4.00%    2.69%      6.68%    5.87%    4.25%      10.12%
    4530       Semiconductors & Semiconductor Equipment   5.12%    2.86%      7.97%    6.79%    3.95%      10.74%
    5010       Telecommunications Services                2.56%    2.39%      4.95%    4.66%    3.90%       8.56%
    5510       Utilities                                  0.90%    0.65%      1.55%    3.74%    4.63%       8.38%
    1010       Energy                                     1.60%    1.02%      2.61%    2.59%    2.19%       4.78%
    1510       Materials                                  1.55%    0.81%      2.36%    2.54%    1.92%       4.46%
    2010       Capital Goods                              1.86%    1.19%      3.05%    3.23%    2.93%       6.17%
    2020       Commercial Services & Supplies              287%    1.53%      4.40%    4.39%    3.68%       8.07%

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

     -    Base salary, bonus, long-term incentives

     - Accumulative realized and unrealized stock option and restricted stock gains

     - Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

     - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

     - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

     -    Payment if termination occurs within 12 months: $_____

     -    Payment if "not for cause" termination occurs within 12 months:
          $______

     -    Payment if "change of control" termination occurs within 12 months:
          $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(9) The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants2. Instead,

----------
(9) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

(10) The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

     -    Director stock ownership guidelines

          -    A minimum of three times the annual cash retainer.

     Vesting schedule or mandatory holding/deferral period

          - A minimum vesting of three years for stock options or restricted stock, or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     -    Retirement/Benefit and Perquisites programs

          - No retirement/benefits and perquisites provided to non-employee directors.

     -    Quality of disclosure

          - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

----------
(10) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the re-pricing

     -    Value-for-value exchange

     -    Treatment of surrendered options

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value, or

     -    Offering period is greater than 27 months, or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

     - No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

     -    The triggering mechanism should be beyond the control of management

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.   Social and Environmental Issues

                        CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     - The availability and feasibility of alternatives to animal testing to ensure product safety, and

     -    The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance

     - The company's standards are comparable to or better than those of peer firms, and

     - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     -    Whether the proposal focuses on a specific drug and region

     - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

     - Terms of reduced profits, lower R&D spending, and harm to competitiveness

     - The extent that reduced prices can be offset through the company's marketing budget without affecting

     -    R&D spending

     -    Whether the company already limits price increases of its products

     - Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

     -    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

     - Any voluntary labeling initiatives undertaken or considered by the company

     - Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HI V/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

     - The company's existing healthcare policies, including benefits and healthcare access for local workers

     -    Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     - Whether the company has adequately disclosed the financial risks of its sub-prime business

     - Whether the company has been subject to violations of lending laws or serious lending controversies

     -    Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     -    Whether the company complies with all local ordinances and regulations

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     - Whether the company has gone as far as peers in restricting advertising

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     -    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected

     -    The feasibility of a spin-off

     -    Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     - Environmentally conscious practices of peer companies, including endorsement of CERES

     -    Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors,

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance,

     -    The costs associated with implementing improved standards,

     - The potential costs associated with remediation resulting from poor environmental performance, and

     - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected

     -    The extent that peer companies are recycling

     -    The timetable prescribed by the proposal

     -    The costs and methods of implementation

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets

     -    The utility of such a report to shareholders

     - The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay

     - The degree that social performance is already included in the company's pay structure and disclosed

     - The degree that social performance is used by peer companies in setting pay

     - Violations or complaints filed against the company relating to the particular social performance measure

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee

     -    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities, and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations, and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country

     -    The company's workplace code of conduct

     -    Proprietary and confidential information involved

     -    Company compliance with U.S. regulations on investing in the country

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     -    Agreements with foreign suppliers to meet certain workplace standards

     -    Whether company and vendor facilities are monitored and how

     -    Company participation in fair labor organizations

     -    Type of business

     -    Proportion of business conducted overseas

     -    Countries of operation with known human rights abuses

     - Whether the company has been recently involved in significant labor and human rights controversies or violations

     -    Peer company standards and practices

     -    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations

     -    The company has no recent human rights controversies or violations, or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     -    Company compliance with or violations of the Fair Employment Act of
          1989

     - Company antidiscrimination policies that already exceed the legal requirements

     -    The cost and feasibility of adopting all nine principles

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     -    The potential for charges of reverse discrimination

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     -    The level of the company's investment in Northern Ireland

     -    The number of company employees in Northern Ireland

     -    The degree that industry peers have adopted the MacBride Principles

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components

     -    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs

     - Whether the company currently or in the past has manufactured cluster bombs or their components

     -    The percentage of revenue derived from cluster bomb manufacture

     -    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

     - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

     -    Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available or

     -    The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity

     -    Comparison with peer companies

     -    Established process for improving board diversity

     -    Existence of independent nominating committee

     -    Use of outside search firm

     -    History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     -    The composition of senior management and the board is fairly inclusive

     - The company has well-documented programs addressing diversity initiatives and leadership development

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.  Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

     - In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - ignore a shareholder proposal that is approved by a majority of shares outstanding;

     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

     -    are interested directors and sit on the audit or nominating committee;
          or

     -    are interested directors and the full board serves as the audit or

     - nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     -    Measures taken by the board to address the issues

     - Past shareholder activism, board activity, and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of directors

     -    Experience and skills of director candidates

     -    Governance profile of the company

     -    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance as compared with peers

     -    Resulting fees relative to peers

     -    Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     - potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation

     -    Regulatory standards and implications

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     - Removal of shareholder approval requirement for amendments to the new declaration of trust

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     - Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

     - Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

     - regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     - fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     - resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

     - performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

     All information listed below is as of December 8, 2006.

AIM ADVANTAGE HEALTH SCIENCES FUND

                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
                                             PERCENTAGE       PERCENTAGE       PERCENTAGE
                                              OWNED OF         OWNED OF         OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER           RECORD           RECORD           RECORD
------------------------------------       --------------   --------------   --------------
Charles Schwab & Co Inc.
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco CA 94104-4122                     7.72%               --              --

Citigroup Global Markets
Attn: Cindy Tempesta 7th Floor
333 West 34th St
New York, NY 10001-2402                         8.62%               --            9.40%

Merrill Lynch
4800 Deer Lake Dr East
Jacksonville FL 32246-6484                      7.56%            7.97%           18.11%

Morgan Stanley DW
Attn Mutual Fund Operations
3 Harborside Pl Fl 6
Jersey City, NJ 07311-3907                      6.12%               --              --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001                      6.69%           22.74%            8.29%

AIM FLOATING RATE FUND

                                                                                              INSTITUTIONAL
                                           CLASS A SHARES   CLASS C SHARES   CLASS R SHARES       CLASS
                                             PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
                                              OWNED OF         OWNED OF         OWNED OF         OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER           RECORD           RECORD           RECORD           RECORD
------------------------------------       --------------   --------------   --------------   -------------
AIM Advisors Inc.
Attn: Corporate Controller
11 E. Greenway Pla
Ste 1919
Houston, TX 77046-1103                            --               --            11.11%              --

AIM Conservative Asset Allocation
Fund Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                            --               --               --            22.41%

AIM Income Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                            --               --               --             8.72%

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                            --               --               --            62.07%

AIM Moderately Conservative
Allocation Fund Omnibus Account
C/O AIM Advisors
11 Greenway Plz
Ste 100
Houston, TX 77046-1113                            --               --               --             6.80%

American Enterprise Investment Svcs
PO Box 9446
Minneapolis, MN 55474-0001                        --               --            11.27%              --

Judith C. Foss
Judith C Foss
336 Cousins St
Yarmouth, ME 04096-5508                           --               --            25.49%              --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                       --            12.34%              --               --

Morgan Stanley DW
Attn: Mutual Fund Operations
3 Harborside Pl
Floor 6
Jersey City, NJ 07311-3907                        --             6.39%              --               --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07339-0001                     17.61%           21.34%           52.13%              --

AIM MULTI-SECTOR FUND

                                                                                              INSTITUTIONAL
                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES       CLASS
                                             PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
                                              OWNED OF         OWNED OF         OWNED OF         OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER           RECORD           RECORD           RECORD           RECORD
------------------------------------       --------------   --------------   --------------   -------------
AIM Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz Ste 100
Houston TX 77046-1113                             --               --               --            52.05%

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz Ste 100
Houston TX 77046-1113                             --               --               --            28.78%

AIM Moderate Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz Ste 100
Houston TX 77046-1113                             --               --               --            15.87%

Charles Schwab & Co Inc.
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco CA 94104-4122                    34.44%              --               --               --

Merrill Lynch
4800 Deer Lake Dr East
Jacksonville FL, 32246-6484                       --               --             7.35%              --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001                     14.19%           16.36%           20.71%              --

AIM STRUCTURED CORE FUND

                                                                                                               INSTITUTIONAL
                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES       CLASS
                                             PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
                                              OWNED OF         OWNED OF         OWNED OF         OWNED OF         OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER           RECORD           RECORD           RECORD           RECORD           RECORD
------------------------------------       --------------   --------------   --------------   --------------   -------------
A I M Advisors(1)
Attn: Corporate Controller
11 E. Greenway Plz
Suite 1919
Houston, TX 77046-1103                         53.58%           91.24%           96.85%           100.00%         100.00%

Charles Schwab & Co Inc.
Special Custody FBO Customers (SIM)
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151                    9.42%              --               --                --              --

NFS LLC FBO
AMVESCAP National Trustco TTEE
AMVESCAP 401k Pl FBO Stuart Paul Kaye
210 West 90th Street #6B
New York, NY 10024-1242                        13.23%              --               --                --              --

(1)  Owned of record and beneficially.

AIM STRUCTURED GROWTH FUND

                                                                                                               INSTITUTIONAL
                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES       CLASS
                                             PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
                                              OWNED OF         OWNED OF         OWNED OF         OWNED OF         OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER           RECORD           RECORD           RECORD           RECORD           RECORD
------------------------------------       --------------   --------------   --------------   --------------   -------------
A I M Advisors, Inc.
Attn: Corporate Controller
11 E. Greenway Plaza
Suite 1919
Houston, TX 77046-1103                         30.25%           77.65%           74.02%           100.00%             --

AIM Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                           --                --               --                --           41.89%

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                           --                --               --                --           36.20%

AIM Moderate Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 Greenway Plz
Ste 100
Houston, TX 77046-1113                           --                --               --                --           17.53%

Bear Stearns Securities Corp
1 Metrotech Ctr N
Brooklyn, NY 11201-3870                         9.16%              --            11.21%               --              --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
48800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484                     7.33%              --             9.80%               --              --

Morgan Stanley DW
Attn: Mutual Fund Operations
3 Harborside Pl FL 6
Jersey City, NJ 07311-3907                      5.04%              --               --                --              --

Pershing LLC
1 Pershing Plz
Jersey City, NJ 07399-0001                      9.27%              --               --                --              --

AIM STRUCTURED VALUE FUND

                                                                                                               INSTITUTIONAL
                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES       CLASS
                                             PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
                                              OWNED OF         OWNED OF         OWNED OF         OWNED OF         OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER           RECORD           RECORD           RECORD           RECORD           RECORD
------------------------------------       --------------   --------------   --------------   --------------   -------------
A I M Advisors, Inc.
Attn: Corporate Controller
11 E. Greenway Plaza
Suite 1919
Houston, TX 77046-1103                         55.93%           69.03%           97.44%           100.00%             --

AIM Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                            --               --               --                --           43.18%

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors
11 E. Greenway Plz
Ste 100
Houston, TX 77046-1113                            --               --               --                --           34.10%

AIM Moderate Growth Allocation Fund
Omnibus Account
C/O AIM Advisors
11 Greenway Plz
Ste 100
Houston, TX 77046-1113                            --               --               --                --           17.57%

Charles Schwab & Co Inc
Special Custody FBO Customers (SIM)
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151                   10.33%              --               --                --              --

MANAGEMENT OWNERSHIP

As of December 8, 2006, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

                                   APPENDIX G
                                 MANAGEMENT FEES

     For the last three fiscal years ended August 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

                                            2006                             2005                             2004
                              -------------------------------- -------------------------------- --------------------------------
                              MANAGEMENT MANAGEMENT     NET    MANAGEMENT MANAGEMENT     NET    MANAGEMENT MANAGEMENT     NET
                                  FEE        FEE    MANAGEMENT     FEE        FEE    MANAGEMENT     FEE        FEE    MANAGEMENT
          FUND NAME             PAYABLE    WAIVERS   FEE PAID    PAYABLE    WAIVERS   FEE PAID    PAYABLE    WAIVERS   FEE PAID
          ---------           ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AIM Advantage Health
   Sciences Fund              $3,393,864  $718,265  $2,675,599 $2,022,978  $386,451  $1,636,527 $1,015,359  $511,576   $503,783
AIM Multi-Sector Fund          2,935,448   255,636   2,679,812    874,904    51,656     823,248    442,341       428    441,913
AIM Structured Core Fund(1)        8,256     8,256           0        N/A       N/A         N/A        N/A       N/A        N/A
AIM Structured Growth Fund(1)     19,191    19,191           0        N/A       N/A         N/A        N/A       N/A        N/A
AIM Structured Value Fund(1)      17,557    17,557           0        N/A       N/A         N/A        N/A       N/A        N/A

(1)  Commenced operations on March 31, 2006.

                                   APPENDIX H
                              PORTFOLIO MANAGER(S)

PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of August 31, 2006:

PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of August 31, 2006:

                                        OTHER REGISTERED          OTHER POOLED
                      DOLLAR RANGE        MUTUAL FUNDS         INVESTMENT VEHICLES        OTHER ACCOUNTS
                           OF         (ASSETS IN MILLIONS)    (ASSETS IN MILLIONS)     (ASSETS IN MILLIONS)
                       INVESTMENTS   ----------------------   --------------------   -----------------------
                         IN EACH     NUMBER OF                NUMBER OF              NUMBER OF
PORTFOLIO MANAGER        FUND(1)      ACCOUNTS     ASSETS      ACCOUNTS    ASSETS     ACCOUNTS      ASSETS
-----------------     ------------   ---------   ----------   ---------   --------   ---------   -----------
                                     AIM ADVANTAGE HEALTH SCIENCES FUND

Derek Taner               None             5     $2,460.7          4      $  326.9      None        None

                                           AIM FLOATING RATE FUND

Thomas Ewald              None          None         None          1      $  553.6         1       $617.4
Gregory Stoeckle          None          None         None         18      $6,210.1         1       $617.4

                                            AIM MULTI-SECTOR FUND

Michelle Fenton        $100,001 -          2     $1,183.0          4      $  317.8      None        None
                        500,000
Mark D. Greenberg       $10,001 -          2     $  755.4          1      $   79.9      None        None
                         50,000

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

                                        OTHER REGISTERED          OTHER POOLED
                      DOLLAR RANGE        MUTUAL FUNDS         INVESTMENT VEHICLES        OTHER ACCOUNTS
                           OF         (ASSETS IN MILLIONS)    (ASSETS IN MILLIONS)     (ASSETS IN MILLIONS)
                       INVESTMENTS   ----------------------   --------------------   -----------------------
                         IN EACH     NUMBER OF                NUMBER OF              NUMBER OF
PORTFOLIO MANAGER        FUND(1)      ACCOUNTS     ASSETS      ACCOUNTS    ASSETS     ACCOUNTS      ASSETS
-----------------     ------------   ---------   ----------   ---------   --------   ---------   -----------
John S. Segner          $10,001 -          4     $2,241.1          1      $  269.2         2     $    24.5(2)
                         50,000
Michael J. Simon       $1 - 10,000        10     $9,529.0          1      $   13.0     2,765     $   782.6(2)
Derek Taner               None             5     $2,069.0(3)       4      $  326.9      None          None

                                          AIM STRUCTURED CORE FUND

Maureen Donnellan         None             1     $  223.3         14      $2,242.5        77     $ 8,102.8
Jeremy Lefkowitz          None             5     $  760.0         21      $2,738.7       134     $12,784.9
W. Lawson McWhorter       None             1     $  223.3         14      $2,242.5        77     $ 8,102.8
William E. Merson         None             1     $  223.3         14      $2,242.5        77     $ 8,102.8
Daniel Tsai               None             1     $  223.3         14      $2,242.5        77     $ 8,102.8
Anne M. Unflat            None             1     $  223.3         14      $2,242.5        77     $ 8,102.8

                                         AIM STRUCTURED GROWTH FUND

Daniel A. Kostyk          None             3     $  448.0          7      $  496.2        57     $ 4,682.1
Jeremy Lefkowitz          None             5     $  674.0         21      $2,738.7       134     $12,784.9
Anthony J. Munchak        None             3     $  448.0          7      $  496.2        57     $ 4,682.1
Glen E. Murphy            None             3     $  448.0          7      $  496.2        57     $ 4,682.1
Francis M. Orlando        None             3     $  448.0          7      $  496.2        57     $ 4,682.1

                                          AIM STRUCTURED VALUE FUND

Daniel A. Kostyk          None             3     $  461.0          7      $  496.2        57     $ 4,682.1
Jeremy Lefkowitz          None             5     $  687.0         21      $2,738.7       134     $12,784.9
Anthony J. Munchak        None             3     $  461.0          7      $  496.2        57     $ 4,682.1
Glen E. Murphy            None             3     $  461.0          7      $  496.2        57     $ 4,682.1
Francis M. Orlando        None             3     $  461.0          7      $  496.2        57     $ 4,682.1

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(3) This amount includes a fund that pays performance-based fees with $149.5M in total assets under management.

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

AIM ADVISORS, INC.

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO INSTITUTIONAL, (N.A.) INC. (SUB-ADVISOR TO AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND, AND AIM STRUCTURED VALUE FUND)

     INVESCO Institutional (N.A.), Inc. seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO Institutional (N.A.), Inc. evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO SENIOR SECURED MANAGEMENT, INC. (SUB-ADVISOR TO AIM FLOATING RATE FUND)

     INVESCO Senior Secured Management, Inc. seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO Senior Secured Management, Inc. evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

     Portfolio managers also participate in benefit plans and programs available generally to all employees.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

     The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended August 31:

             FUND NAME                 2006       2005      2004
             ---------               --------   -------   -------
AIM Advantage Health Sciences Fund   $ 50,000   $50,000   $95,227
AIM Multi-Sector Fund                 120,020    50,000    37,927
AIM Structured Core Fund(1)            21,096       N/A       N/A
AIM Structured Growth Fund(1)          21,096       N/A       N/A
AIM Structured Value Fund(1)           21,096       N/A       N/A

(1)  Commenced operations on March 31, 2006.

                                   APPENDIX J

                              BROKERAGE COMMISSIONS

     Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended August 31 were as follows:

             FUND NAME                 2006        2005         2004
             ---------               --------   ----------   ----------
AIM Advantage Health Sciences Fund   $627,392   $1,230,817   $1,050,330
AIM Multi-Sector Fund                 818,221
AIM Structured Core Fund(2)             1,359          N/A          N/A
AIM Structured Growth Fund(2)          27,277          N/A          N/A
AIM Structured Value Fund(2)           20,489          N/A          N/A

(1) Disclosure regarding brokerage commissions are limited to commissions paid on agency trades and designated as such on the trade confirms.

(2)  Commenced operations on March 31, 2006.

                                   APPENDIX K

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

     During the last fiscal year ended August 31, 2006, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                               Related
Fund                                 Transactions(1)   Brokerage Commissions(1)
----                                 ---------------   ------------------------
AIM Advantage Health Sciences Fund     $322,808,468           $1,187,118
AIM Multi-Sector Fund                   619,270,389              840,126
AIM Structured Core Fund(2)                     -0-                  -0-
AIM Structured Growth Fund(2)                   -0-                  -0-
AIM Structured Value Fund(2)                    -0-                  -0-

(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.

(2)  Commenced operations on March 31, 2006.

     During the last fiscal year ended August 31, 2006, the following Funds purchased securities by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

                                                         Market Value
Issuer                                 Security     (as of August 31, 2006)
------                               ------------   -----------------------
AIM Multi-Sector Fund
   Merrill Lynch & Co., Inc.         Common Stock           4,485,330
   Citigroup Inc.                    Common Stock           6,499,395
   JP Morgan Chase & Co.             Common Stock           5,861,648
   Morgan Stanley                    Common Stock           4,026,348

AIM Structured Core Fund
   Goldman Sachs Group, Inc. (The)   Common Stock              66,892
   Lehman Brothers Holdings Inc.     Common Stock              60,620
   Merrill Lynch & Co., Inc.         Common Stock              55,148
   Morgan Stanley                    Common Stock              75,658
   Citigroup Inc.                    Common Stock             125,842
   JP Morgan Chase & Co.             Common Stock               6,849

AIM Structured Growth Fund
   Goldman Sachs Group, Inc. (The)   Common Stock           1,449,337
   Lehman Brothers Holdings Inc.     Common Stock             670,005
   Morgan Stanley                    Common Stock           2,381,598
   Citigroup Inc.                    Common Stock             325,710

AIM Structured Value Fund
   Goldman Sachs Group, Inc. (The)   Common Stock           1,508,797

   Lehman Brothers Holdings Inc.     Common Stock           1,365,534
   Merrill Lynch & Co., Inc.         Common Stock             573,534
   Morgan Stanley                    Common Stock           1,855,278
   Citigroup Inc.                    Common Stock           3,217,620
   JP Morgan Chase & Co.             Common Stock           1,528,742

                                   APPENDIX L

      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1st Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
Advest, Inc
Allstate Life Insurance Company
American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Amsouth Investment Services, Inc.
APS Financial
Associated Investment Services
Associated Securities Corporation
AXA Advisors, LLC
B N Y Investment Center Inc.
Banc One Securities Corporation
Bank of New York
Bank of Oklahoma N.A.
BBVA Investments
Bear Stearns Securities Co
Brown Brothers Harriman
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella
Cantor Fitzgerald
Capital Analysts, Inc.
Centennial Bank
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
Chicago Mercantile Exchange
Citigroup
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
City National Bank
Comerica Bank
Comerica Securities, Inc.
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
Credit Suisse
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Fifth Third Bank
Financial Network Investment Corporation
Fintegra Financial Solutions
Fiserv
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors
Goldman Sachs
Great West Life & Annuity Company
Guaranty Bank & Trust
Guardian Insurance & Annuity Company, Inc.
GunnAllen Finanical
Harris Nesbitt Burns
H & R Block Financial Advisors, Inc.
H Beck, Inc.
H. D. Vest Investment Securities, Inc.
Hibernia Investments LLC
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
HSBC Brokerage, Inc.
Huntington
Infinex Investments, Inc.
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Investments By Planners, Inc.
Investors Capital Corporation
Jefferson Pilot Securities Corporation
JM Lummis Securities
JP Morgan Chase
LaSalle
Lasalle Street Securities LLC
Legg Mason Wood Walker, Inc.
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Brokerage Services, Inc.
M & I Trust
M & T Securities, Inc.
M M L Investors Services, Inc.
Manulife Wood Logan, Inc.
Matrix
McDonald Investments, Inc.
Mellon Bank, N.A.
Mellon Financial
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Meyer Financial Group
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley
Morgan Stanley DW Inc.
Morningstar, Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Financial Services, Inc.
Nationwide Investment Services Corporation
Nationwide Life and Annuity Company of America
Nationwide Life and Annuity Insurance Company of America
Nationwide Life Insurance Company
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
Popular Securities, Inc.
PNC Capital Markets
Prime Capital Services, Inc.
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Ross Sinclair and Associates
Royal Alliance Associates, Inc.
SCF Securities
S I I Investments, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Benefit Life Insurance Company
Sentra Securities Corporation
Sigma Fianancial Corporation
Signator Investors, Inc.
Simmons 1st Investment Group
Spelman & Company, Inc.

State Farm VP Management Corp
State Street Bank & Trust Company
Stifel Nicolaus & Company, Inc.
SunAmerica Securities, Inc.
SunGard Institutional Brokerage, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
SunTrust Robinson Humphrey
SWS Financial Services
TD Waterhouse Investor Services, Inc.
Terra Securities Corporation
The (Wilson) William Financial
TFS Securities, Inc.
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
Trust Management Network
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Union Bank of California
United Planner Financial Service
USAllianz Securities, IncUS Bank
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments
Wachovia Capital Markets LLC
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Webster Investments Service Inc.
Wells Fargo Bank, N.A.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.
Zions Bank

                                   APPENDIX M

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

     A LIST OF AMOUNTS PAID BY EACH CLASS OF SHARES TO AIM DISTRIBUTORS PURSUANT TO THE PLANS FOR THE FISCAL YEAR ENDED AUGUST 31, 2006 FOLLOWS:

                                      CLASS A    CLASS B    CLASS C   CLASS R
FUND                                  SHARES     SHARES     SHARES     SHARES
----                                 --------   --------   --------   -------
AIM Advantage Health Sciences Fund   $369,384   $ 24,756   $ 12,704       N/A
AIM Multi-Sector Fund                 547,465    527,194    522,184       N/A
AIM Structured Core Fund(1)               890      2,612      2,560    $1,256
AIM Structured Growth Fund(1)             775      2,644      2,494     1,243
AIM Structured Value Fund(1)              739      2,711      2,572     1,272

(1)  Commenced operations on March 31, 2006.

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


     An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended August 31, 2006 follows:

                                                   PRINTING &              UNDERWRITERS      DEALERS     TRAVEL RELATING
                                     ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION     TO MARKETING    PERSONNEL
                                     -----------   ----------   --------   ------------   ------------   ---------------   ---------
AIM Advantage Health Sciences Fund        $0           $0          $0           $0          $369,384            $0             $0
AIM Multi-Sector Fund                      0            0           0            0           547,465             0              0
AIM Structured Core Fund(1)                0            0           0            0               890             0              0
AIM Structured Growth Fund(1)              0            0           0            0               775             0              0
AIM Structured Value Fund(1)               0            0           0            0               739             0              0

     An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended August 31, 2006 follows:

                                                   PRINTING &              UNDERWRITERS      DEALERS     TRAVEL RELATING
                                     ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION     TO MARKETING    PERSONNEL
                                     -----------   ----------   --------   ------------   ------------   ---------------   ---------
AIM Advantage Health Sciences Fund      $    0        $  0       $    0      $ 18,567       $  5,225          $  0          $   964
AIM Multi-Sector Fund                    2,474         387        1,191       395,395        109,876           715           17,156
AIM Structured Core Fund(1)                524         115            0         1,959             14             0                0
AIM Structured Growth Fund(1)              534         117            0         1,983             10             0                0
AIM Structured Value Fund(1)               551         121            0         2,033              6             0                0

(1)  Commenced operations on March 31, 2006.

     An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended August 31, 2006 follows:

                                                   PRINTING &              UNDERWRITERS      DEALERS     TRAVEL RELATING
                                     ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION     TO MARKETING    PERSONNEL
                                     -----------   ----------   --------   ------------   ------------   ---------------   ---------
AIM Advantage Health Sciences Fund      $    0        $  0       $    0      $  5,664       $  5,782          $    0        $ 1,258
AIM Multi-Sector Fund                    4,783         720        2,001       160,615        321,291           1,001         31,773
AIM Structured Core Fund(1)                524         115            0         1,918              3               0              0
AIM Structured Growth Fund(1)              511         112            0         1,870              1               0              0
AIM Structured Value Fund(1)               527         116            0         1,928              1               0              0

     An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended August 31, 2006 follows:

                                                   PRINTING &              UNDERWRITERS      DEALERS     TRAVEL RELATING
                                     ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION     TO MARKETING    PERSONNEL
                                     -----------   ----------   --------   ------------   ------------   ---------------   ---------
AIM Advantage Health Sciences
   Fund(2)                               N/A           N/A         N/A          N/A            N/A             N/A             N/A
AIM Multi-Sector Fund(2)                 N/A           N/A         N/A          N/A            N/A             N/A             N/A
AIM Structured Core Fund(1)                0             0        $ 23         $628           $186               0            $419
AIM Structured Growth Fund(1)              0             0          24          621            184               0             414
AIM Structured Value Fund(1)               0             0          24          636            188               0             424

(1)  Commenced operations on March 31, 2006.


(2)  Class R shares are not offered.

                                   APPENDIX O

                               TOTAL SALES CHARGES

     The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ending August 31:

                                              2006                   2005                  2004
                                     ---------------------   -------------------   -------------------
                                        SALES      AMOUNT      SALES     AMOUNT      SALES     AMOUNT
                                       CHARGES    RETAINED    CHARGES   RETAINED    CHARGES   RETAINED
                                     ----------   --------   --------   --------   --------   --------
AIM Advantage Health Sciences Fund   $  142,600   $ 23,946   $ 31,015    $ 5,474   $ 25,303    $ 4,251
AIM Multi-Sector Fund                 1,939,743    293,781    356,171     52,345    200,672     31,542
AIM Structured Core Fund(1)               2,138        421        N/A        N/A        N/A        N/A
AIM Structured Growth Fund(1)             3,034        566        N/A        N/A        N/A        N/A
AIM Structured Value Fund(1)              2,494        381        N/A        N/A        N/A        N/A

     The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended August 31:

                                       2006      2005      2004
                                     -------   -------   -------
AIM Advantage Health Sciences Fund   $11,477   $ 2,252   $ 6,034
AIM Multi-Sector Fund                 50,045    17,040    10,817
AIM Structured Core Fund(1)            - 0 -       N/A       N/A
AIM Structured Growth Fund(1)          - 0 -       N/A       N/A
AIM Structured Value Fund(1)           - 0 -       N/A       N/A

(1)  Commenced operations on March 31, 2006.

                                  APPENDIX P-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived (with the exception of the Sayegh lawsuit discussed below).

     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division,

     State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE

     FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

     GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

     OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.

     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM

     STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON
     (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND

     CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

     On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. Defendants filed their Original Answer in the class action (Lepera) lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative (Essenmacher) lawsuit. The Plaintiffs in the class action (Lepera) lawsuit stipulated that their claims against AIM, ADI and AIM Investment Services, Inc. ("AIS") are based solely on successor liability for alleged timing in the AIM Funds formerly advised by IFG and that they are not making any claims based on alleged timing in the other AIM Funds. Based upon this stipulation, AIM withdrew its pending Motion to Dismiss the claims against AIM, ADI and AIS.

     On September 15, 2006, Judge Motz for the MDL Court granted the AMVESCAP Defendants' motion to dismiss the ERISA (Calderon) lawsuit and dismissed such lawsuit. The Plaintiff has commenced an appeal from Judge Motz's decision.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived.

     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by Plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss Plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion. Plaintiffs have filed a Notice of Appeal. On September 2, 2005, the Court combined the nine cases on this subject matter, including the case against AIM.

     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX P-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived.

     All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed. On December 29, 2005, Defendants filed a Notice of Tag-Along case in the MDL Court regarding this matter due to the extensive allegations of market timing contained in Plaintiffs' Second Amended Consolidated Complaint. Pursuant to a Transfer Order issued by the MDL Court on June 16, 2006, the Berdat lawsuit was transferred to the MDL Court for pre-trial proceedings.

     RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES
     J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX P-4
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived.

     By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On September 29, 2006, the Court dismissed with prejudice all claims in the Boyce lawsuit except for the Section 36(b) claim, which Section 36(b) claim was dismissed with leave to amend to plead it properly as a derivative claim. On December 7, 2006, the plaintiffs in the Boyce lawsuit filed an amended complaint. The amended complaint, which was pleaded as a Section 36(b) derivative claim, included new allegations that the defendants charged excessive fees.

     JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND,

     INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
     H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
     K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
     V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
     H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE

     FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM

     INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE

     INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

               PRO FORMA COMBINING SCHEDULE OF INVESTMENTS (A)(B)
             OF AIM S&P 500 INDEX FUND INTO AIM STRUCTURED CORE FUND
                                 AUGUST 31, 2007
                                   (UNAUDITED)

             SHARES                                                                                      VALUE
--------------------------------                                                          ----------------------------------
                          AIM                                                                                         AIM
                      STRUCTURED                                                                                  STRUCTURED
   AIM        AIM        CORE                                                                 AIM         AIM        CORE
 S&P 500  STRUCTURED     FUND                                                               S&P 500   STRUCTURED     FUND
  INDEX      CORE      PRO FORMA                                                             INDEX       CORE      PRO FORMA
  FUND       FUND      COMBINING                                                             FUND        FUND      COMBINING
--------  ----------  ----------                                                          ----------  ----------  ----------
                                  COMMON STOCKS & OTHER EQUITY INTERESTS--98.02%
                                  ADVERTISING--0.17%
   8,101          --       8,101  Interpublic Group of Cos., Inc. (The)           (c)(d)  $   88,706  $       --  $   88,706
   5,715         200       5,915  Omnicom Group Inc.                                         291,065      10,186     301,251
                                                                                          ----------  ----------  ----------
                                                                                             379,771      10,186     389,957
                                                                                          ==========  ==========  ==========
                                  AEROSPACE & DEFENSE--2.72%
  13,606          --      13,606  Boeing Co. (The)                                         1,315,700          --   1,315,700
   6,994          --       6,994  General Dynamics Corp.                                     549,449          --     549,449
   2,162          --       2,162  Goodrich Corp.                                             136,552          --     136,552
  13,473         500      13,973  Honeywell International Inc.                               756,509      28,075     784,584
   2,158          --       2,158  L-3 Communications Holdings, Inc.                          212,585          --     212,585
   6,131         700       6,831  Lockheed Martin Corp.                                      607,827      69,398     677,225
   5,963          --       5,963  Northrop Grumman Corp.                                     470,123          --     470,123
   2,377          --       2,377  Precision Castparts Corp.                                  309,747          --     309,747
   7,669          --       7,669  Raytheon Co.                                               470,416          --     470,416
   2,891          --       2,891  Rockwell Collins, Inc.                                     199,103          --     199,103
  17,183          --      17,183  United Technologies Corp.                                1,282,367          --   1,282,367
                                                                                          ----------  ----------  ----------
                                                                                           6,310,378      97,473   6,407,851
                                                                                          ==========  ==========  ==========
                                  AGRICULTURAL PRODUCTS --0.16%
  11,279          --      11,279  Archer-Daniels-Midland Co.                                 380,102          --     380,102
                                                                                          ==========  ==========  ==========
                                  AIR FREIGHT & LOGISTICS--0.90%
   5,313          --       5,313  FedEx Corp.                                                582,730          --     582,730
   2,957          --       2,957  Robinson (C.H.) Worldwide, Inc.                            145,011          --     145,011
  18,300          --      18,300  United Parcel Service, Inc.-Class B                      1,388,238          --   1,388,238
                                                                                          ----------  ----------  ----------
                                                                                           2,115,979          --   2,115,979
                                                                                          ==========  ==========  ==========
                                  AIRLINES--0.09%
  13,492          --      13,492  Southwest Airlines Co.                                     203,864          --     203,864
                                                                                          ==========  ==========  ==========
                                  ALUMINUM--0.23%
  15,025          --      15,025  Alcoa Inc.                                                 548,863          --     548,863
                                                                                          ==========  ==========  ==========
                                  APPAREL RETAIL--0.28%
   1,524          --       1,524  Abercrombie & Fitch Co.-Class A                            119,939          --     119,939
   9,160          --       9,160  Gap, Inc. (The)                                            171,842          --     171,842
   5,913          --       5,913  Limited Brands, Inc.                                       136,945          --     136,945
   7,859          --       7,859  TJX Cos., Inc. (The)                                       239,621          --     239,621
                                                                                          ----------  ----------  ----------
                                                                                             668,347          --     668,347
                                                                                          ==========  ==========  ==========
                                  APPAREL, ACCESSORIES & LUXURY GOODS--0.25%
   6,412          --       6,412  Coach, Inc.                                     (d)        285,526          --     285,526
   1,901          --       1,901  Jones Apparel Group, Inc.                                   36,480          --      36,480
   1,838          --       1,838  Liz Claiborne, Inc.                             (c)         62,804          --      62,804
   1,069          --       1,069  Polo Ralph Lauren Corp.                                     80,752          --      80,752
   1,539          --       1,539  VF Corp.                                                   122,889          --     122,889
                                                                                          ----------  ----------  ----------
                                                                                             588,451          --     588,451
                                                                                          ==========  ==========  ==========
                                  APPLICATION SOFTWARE--0.40%
  10,161          --      10,161  Adobe Systems Inc.                              (d)        434,383          --     434,383
   3,994          --       3,994  Autodesk, Inc.                                  (d)        185,002          --     185,002
   3,120          --       3,120  Citrix Systems, Inc.                            (d)        113,412          --     113,412
   5,196         750       5,946  Compuware Corp.                                 (d)         42,140       6,083      48,223
   5,919          --       5,919  Intuit Inc.                                     (d)        161,648          --     161,648
                                                                                          ----------  ----------  ----------
                                                                                             936,585       6,083     942,668
                                                                                          ==========  ==========  ==========

             SHARES                                                                                      VALUE
--------------------------------                                                          ----------------------------------
                          AIM                                                                                         AIM
                      STRUCTURED                                                                                  STRUCTURED
   AIM        AIM        CORE                                                                 AIM         AIM        CORE
 S&P 500  STRUCTURED     FUND                                                               S&P 500   STRUCTURED     FUND
  INDEX      CORE      PRO FORMA                                                             INDEX       CORE      PRO FORMA
  FUND       FUND      COMBINING                                                             FUND        FUND      COMBINING
--------  ----------  ----------                                                          ----------  ----------  ----------
                                  ASSET MANAGEMENT & CUSTODY BANKS--1.16%
   3,050          --       3,050  American Capital Strategies, Ltd.                       $  125,935  $       --  $  125,935
   4,064          --       4,064  Ameriprise Financial, Inc.                                 247,945          --     247,945
  19,518          --      19,518  Bank of New York Mellon Corp. (The)                        789,113          --     789,113
   1,558          --       1,558  Federated Investors, Inc.-Class B                           54,701          --      54,701
   2,846          --       2,846  Franklin Resources, Inc.                                   375,017          --     375,017
   3,046          --       3,046  Janus Capital Group Inc.                                    80,993          --      80,993
   2,272          --       2,272  Legg Mason, Inc.                                           197,255          --     197,255
   3,260          --       3,260  Northern Trust Corp.                                       200,360          --     200,360
   6,861          --       6,861  State Street Corp.                                         420,991          --     420,991
   4,570          --       4,570  T. Rowe Price Group Inc.                                   234,532          --     234,532
                                                                                          ----------  ----------  ----------
                                                                                           2,726,842          --   2,726,842
                                                                                          ==========  ==========  ==========
                                  AUTO PARTS & EQUIPMENT--0.17%
   3,409          --       3,409  Johnson Controls, Inc.                                     385,558          --     385,558
       1         150         151  WABCO Holdings Inc.                                             30       6,789       6,819
                                                                                          ----------  ----------  ----------
                                                                                             385,588       6,789     392,377
                                                                                          ==========  ==========  ==========
                                  AUTOMOBILE MANUFACTURERS--0.26%
  35,850          --      35,850  Ford Motor Co.                                  (d)        279,989          --     279,989
   9,776         850      10,626  General Motors Corp.                                       300,514      26,129     326,643
                                                                                          ----------  ----------  ----------
                                                                                             580,503      26,129     606,632
                                                                                          ==========  ==========  ==========
                                  AUTOMOTIVE RETAIL--0.08%
   2,576          --       2,576  AutoNation, Inc.                                (d)         48,893          --      48,893
     825         300       1,125  AutoZone, Inc.                                  (d)        100,064      36,387     136,451
                                                                                          ----------  ----------  ----------
                                                                                             148,957      36,387     185,344
                                                                                          ==========  ==========  ==========
                                  BIOTECHNOLOGY--1.09%
  18,779          --      18,779  Amgen Inc.                                      (d)        941,016          --     941,016
   4,925         550       5,475  Biogen Idec Inc.                                (d)        314,314      35,101     349,415
   6,564          --       6,564  Celgene Corp.                                   (d)        421,474          --     421,474
   4,541          --       4,541  Genzyme Corp.                                   (d)        283,404          --     283,404
  16,136          --      16,136  Gilead Sciences, Inc.                           (d)        586,866          --     586,866
                                                                                          ----------  ----------  ----------
                                                                                           2,547,074      35,101   2,582,175
                                                                                          ==========  ==========  ==========
                                  BREWERS--0.31%
  13,129          --      13,129  Anheuser-Busch Cos., Inc.                                  648,573          --     648,573
     821          --         821  Molson Coors Brewing Co.-Class B                            73,447          --      73,447
                                                                                          ----------  ----------  ----------
                                                                                             722,020          --     722,020
                                                                                          ==========  ==========  ==========
                                  BROADCASTING & CABLE TV--1.06%
  12,658         250      12,908  CBS Corp.-Class B                                          398,854       7,878     406,732
   8,576          --       8,576  Clear Channel Communications, Inc.                         319,542          --     319,542
  53,777          --      53,777  Comcast Corp.-Class A                           (d)      1,403,042          --   1,403,042
  13,322          --      13,322  DIRECTV Group, Inc. (The)                       (d)        310,802          --     310,802
   1,451          --       1,451  Scripps Co. (E.W.) (The)-Class A                            59,636          --      59,636
                                                                                          ----------  ----------  ----------
                                                                                           2,491,876       7,878   2,499,754
                                                                                          ==========  ==========  ==========
                                  BUILDING PRODUCTS--0.12%
   3,038          --       3,038  American Standard Cos., Inc.                               111,890          --     111,890
   6,526          --       6,526  Masco Corp.                                                169,807          --     169,807
                                                                                          ----------  ----------  ----------
                                                                                             281,697          --     281,697
                                                                                          ==========  ==========  ==========
                                  CASINOS & GAMING--0.21%
   3,225          --       3,225  Harrah's Entertainment, Inc.                               276,608          --     276,608
   5,744          --       5,744  International Game Technology                              219,248          --     219,248
                                                                                          ----------  ----------  ----------
                                                                                             495,856          --     495,856
                                                                                          ==========  ==========  ==========
                                  COAL & CONSUMABLE FUELS--0.14%
   3,146          --       3,146  CONSOL Energy Inc.                                         125,462          --     125,462
   4,559          --       4,559  Peabody Energy Corp.                                       193,803          --     193,803
                                                                                          ----------  ----------  ----------
                                                                                             319,265          --     319,265
                                                                                          ==========  ==========  ==========
                                  COMMERCIAL PRINTING--0.06%
   3,803          --       3,803  Donnelley (R.R.) & Sons Co.                                136,223          --     136,223
                                                                                          ==========  ==========  ==========

             SHARES                                                                                      VALUE
--------------------------------                                                          ----------------------------------
                          AIM                                                                                         AIM
                      STRUCTURED                                                                                  STRUCTURED
   AIM        AIM        CORE                                                                 AIM         AIM        CORE
 S&P 500  STRUCTURED     FUND                                                               S&P 500   STRUCTURED     FUND
  INDEX      CORE      PRO FORMA                                                             INDEX       CORE      PRO FORMA
  FUND       FUND      COMBINING                                                             FUND        FUND      COMBINING
--------  ----------  ----------                                                          ----------  ----------  ----------
                                  COMMUNICATIONS EQUIPMENT--2.84%
   7,773          --       7,773  Avaya Inc.                                      (d)     $  130,820  $       --  $  130,820
   1,485          --       1,485  Ciena Corp.                                     (d)         56,252          --      56,252
 104,915       5,000     109,915  Cisco Systems, Inc.                             (d)      3,348,887     159,600   3,508,487
  27,177          --      27,177  Corning Inc.                                               635,127          --     635,127
   3,648          --       3,648  JDS Uniphase Corp.                              (d)         53,115          --      53,115
   8,884       2,150      11,034  Juniper Networks, Inc.                          (d)        292,461      70,778     363,239
  39,997          --      39,997  Motorola, Inc.                                             677,949          --     677,949
  28,802          --      28,802  QUALCOMM Inc.                                            1,148,912          --   1,148,912
       -         450         450  Research In Motion Ltd. (Canada)                (d)             --      38,434      38,434
   7,564          --       7,564  Tellabs, Inc.                                   (d)         79,800          --      79,800
                                                                                          ----------  ----------  ----------
                                                                                           6,423,323     268,812   6,692,135
                                                                                          ==========  ==========  ==========
                                  COMPUTER & ELECTRONICS RETAIL--0.20%
   6,994          --       6,994  Best Buy Co., Inc.                                         307,386          --     307,386
   2,346          --       2,346  Circuit City Stores, Inc.                                   25,525          --      25,525
   2,366       3,150       5,516  RadioShack Corp.                                (c)         56,240      74,875     131,115
                                                                                          ----------  ----------  ----------
                                                                                             389,151      74,875     464,026
                                                                                          ==========  ==========  ==========
                                  COMPUTER HARDWARE--3.81%
  14,946       1,000      15,946  Apple Inc.                                      (d)      2,069,722     138,480   2,208,202
  39,254          --      39,254  Dell Inc.                                       (d)      1,108,926          --   1,108,926
  45,255       2,850      48,105  Hewlett-Packard Co.                                      2,233,334     140,647   2,373,981
  23,605         550      24,155  International Business Machines Corp.                    2,754,467      64,180   2,818,647
   3,108          --       3,108  NCR Corp.                                       (d)        154,685          --     154,685
  61,695          --      61,695  Sun Microsystems, Inc.                          (d)        330,685          --     330,685
                                                                                          ----------  ----------  ----------
                                                                                           8,651,819     343,307   8,995,126
                                                                                          ==========  ==========  ==========
                                  COMPUTER STORAGE & PERIPHERALS--0.51%
  36,261          --      36,261  EMC Corp.                                       (d)        712,891          --     712,891
   1,633          --       1,633  Lexmark International, Inc.-Class A             (d)         60,846          --      60,846
   6,411          --       6,411  Network Appliance, Inc.                         (d)        178,610          --     178,610
   2,496          --       2,496  QLogic Corp.                                    (d)         33,197          --      33,197
   3,943          --       3,943  SanDisk Corp.                                   (d)        221,045          --     221,045
                                                                                          ----------  ----------  ----------
                                                                                           1,206,589          --   1,206,589
                                                                                          ==========  ==========  ==========
                                  CONSTRUCTION & ENGINEERING--0.08%
   1,523          --       1,523  Fluor Corp.                                                193,649          --     193,649
                                                                                          ==========  ==========  ==========
                                  CONSTRUCTION & FARM MACHINERY & HEAVY
                                     TRUCKS --0.91%
  11,066          --      11,066  Caterpillar Inc.                                           838,471          --     838,471
   1,801          --       1,801  Cummins Inc.                                               213,274          --     213,274
   3,887          --       3,887  Deere & Co.                                                528,865          --     528,865
   4,290          --       4,290  Paccar Inc.                                     (c)        367,010          --     367,010
   1,781         850       2,631  Terex Corp.                                     (d)        142,266      67,898     210,164
                                                                                          ----------  ----------  ----------
                                                                                           2,089,886      67,898   2,157,784
                                                                                          ==========  ==========  ==========
                                  CONSTRUCTION MATERIALS--0.06%
   1,646          --       1,646  Vulcan Materials Co.                                       148,156          --     148,156
                                                                                          ==========  ==========  ==========
                                  CONSUMER ELECTRONICS--0.05%
   1,125          --       1,125  Harman International Industries, Inc.                      127,564          --     127,564
                                                                                          ==========  ==========  ==========
                                  CONSUMER FINANCE--0.95%
  20,539          --      20,539  American Express Co.                                     1,203,996          --   1,203,996
   7,140          --       7,140  Capital One Financial Corp.                                461,672          --     461,672
   9,105         500       9,605  Discover Financial Services                     (d)        210,690      11,570     222,260
   7,108          --       7,108  SLM Corp.                                                  357,390          --     357,390
                                                                                          ----------  ----------  ----------
                                                                                           2,233,748      11,570   2,245,318
                                                                                          ==========  ==========  ==========
                                  DATA PROCESSING & OUTSOURCED SERVICES--0.94%
   1,723          --       1,723  Affiliated Computer Services, Inc.-Class A      (d)         86,202          --      86,202
   9,560          --       9,560  Automatic Data Processing, Inc.                            437,274          --     437,274
      --         350         350  Broadridge Financial Solutions Inc.                             --       6,360       6,360
   2,992          --       2,992  Computer Sciences Corp.                         (d)        167,402          --     167,402
   2,395          --       2,395  Convergys Corp.                                 (d)         40,116          --      40,116
   8,792       1,050       9,842  Electronic Data Systems Corp.                              201,249      24,035     225,284
   2,826          --       2,826  Fidelity National Information Services, Inc.               133,952          --     133,952
  13,036          --      13,036  First Data Corp.                                           433,056          --     433,056
   2,906          --       2,906  Fiserv, Inc.                                    (d)        135,187          --     135,187
      --         250         250  MasterCard, Inc. -Class A                                       --      34,247      34,247
   5,873          --       5,873  Paychex, Inc.                                   (c)        260,937          --     260,937
  13,351          --      13,351  Western Union Co.                                          251,399          --     251,399
                                                                                          ----------  ----------  ----------
                                                                                           2,146,774      64,642   2,211,416
                                                                                          ==========  ==========  ==========

             SHARES                                                                                      VALUE
--------------------------------                                                          ----------------------------------
                          AIM                                                                                         AIM
                      STRUCTURED                                                                                  STRUCTURED
   AIM        AIM        CORE                                                                 AIM         AIM        CORE
 S&P 500  STRUCTURED     FUND                                                               S&P 500   STRUCTURED     FUND
  INDEX      CORE      PRO FORMA                                                             INDEX       CORE      PRO FORMA
  FUND       FUND      COMBINING                                                             FUND        FUND      COMBINING
--------  ----------  ----------                                                          ----------  ----------  ----------
                                  DEPARTMENT STORES--0.56%
   1,052          --       1,052  Dillard's, Inc.-Class A                                 $   24,975  $       --  $   24,975
   3,887          --       3,887  JCPenney Co., Inc.                                         267,270          --     267,270
   5,574       1,100       6,674  Kohl's Corp.                                    (d)        330,538      65,230     395,768
   7,941          --       7,941  Macy's Inc.                                                251,889          --     251,889
   3,878          --       3,878  Nordstrom, Inc.                                            186,532          --     186,532
   1,422          --       1,422  Sears Holdings Corp.                            (d)        204,142          --     204,142
                                                                                          ----------  ----------  ----------
                                                                                           1,265,346      65,230   1,330,576
                                                                                          ==========  ==========  ==========
                                  DISTILLERS & VINTNERS--0.08%
   1,372          --       1,372  Brown-Forman Corp.-Class B                                  98,180          --      98,180
   3,335          --       3,335  Constellation Brands, Inc.-Class A              (c)(d)      80,640          --      80,640
                                                                                          ----------  ----------  ----------
                                                                                             178,820          --     178,820
                                                                                          ==========  ==========  ==========
                                  DISTRIBUTORS--0.06%
   2,943          --       2,943  Genuine Parts Co.                                          146,208          --     146,208
                                                                                          ==========  ==========  ==========
                                  DIVERSIFIED CHEMICALS--2.08%
   2,694          --       2,694  Comerica Inc.                                              150,271          --     150,271
       -         450         450  Dow Chemical Co. (The)                                          --      19,184      19,184
       -         550         550  E. I. du Pont de Nemours and Co.                                --      26,812      26,812
  30,046          --      30,046  U.S. Bancorp                                               971,988          --     971,988
  33,063          --      33,063  Wachovia Corp.                                           1,619,426          --   1,619,426
  57,712          --      57,712  Wells Fargo & Co.                                        2,108,796          --   2,108,796
                                                                                          ----------  ----------  ----------
                                                                                           4,850,481      45,996   4,896,477
                                                                                          ==========  ==========  ==========
                                  DIVERSIFIED COMMERCIAL & PROFESSIONAL
                                     SERVICES--0.80%
     975          --         975  Ashland Inc.                                                58,295          --      58,295
  16,471          --      16,471  Dow Chemical Co. (The)                                     702,159          --     702,159
  15,961          --      15,961  E. I. du Pont de Nemours and Co.                           778,099          --     778,099
   1,463          --       1,463  Eastman Chemical Co.                                        97,670          --      97,670
   1,970          --       1,970  Hercules Inc.                                               41,015          --      41,015
   2,836          --       2,836  PPG Industries, Inc.                                       208,021          --     208,021
                                                                                          ----------  ----------  ----------
                                                                                           1,885,259          --   1,885,259
                                                                                          ==========  ==========  ==========
                                  DIVERSIFIED METALS & MINING--0.10%
   2,355          --       2,355  Cintas Corp.                                                86,311          --      86,311
   2,535          --       2,535  Equifax Inc.                                                97,648          --      97,648
       -         400         400  Southern Copper Corp.                                           --      42,100      42,100
                                                                                          ----------  ----------  ----------
                                                                                             183,959      42,100     226,059
                                                                                          ==========  ==========  ==========
                                  DIVERSIFIED COMMERCIAL & PROFESSIONAL
                                     SERVICES--0.24%
   6,486          --       6,486  Freeport-McMoRan Copper & Gold, Inc.            (c)        567,006          --     567,006
                                                                                          ==========  ==========  ==========
                                  DIVERSIFIED REIT'S--0.10%
   2,256          --       2,256  Vornado Realty Trust                                       240,467          --     240,467
                                                                                          ==========  ==========  ==========
                                  DRUG RETAIL--0.76%
  26,671          --      26,671  CVS Caremark Corp.                                       1,008,697          --   1,008,697
  17,294          --      17,294  Walgreen Co.                                               779,441          --     779,441
                                                                                          ----------  ----------  ----------
                                                                                           1,788,138          --   1,788,138
                                                                                          ==========  ==========  ==========
                                  EDUCATION SERVICES--0.06%
   2,418          --       2,418  Apollo Group, Inc.-Class A                      (d)        141,864          --     141,864
                                                                                          ==========  ==========  ==========
                                  ELECTRIC UTILITIES--1.75%
   2,863          --       2,863  Allegheny Energy, Inc.                          (c)(d)     147,759          --     147,759
   6,890         200       7,090  American Electric Power Co., Inc.                          306,467       8,896     315,363
  21,763          --      21,763  Duke Energy Corp.                                          399,133          --     399,133
   5,629          --       5,629  Edison International                                       296,705          --     296,705
   3,408          --       3,408  Entergy Corp.                                              353,137          --     353,137
  11,623          --      11,623  Exelon Corp.                                               821,397          --     821,397
   5,261          --       5,261  FirstEnergy Corp.                                          323,236          --     323,236
   7,022          --       7,022  FPL Group, Inc.                                            413,174          --     413,174
   1,739          --       1,739  Pinnacle West Capital Corp.                                 69,282          --      69,282
   6,651          --       6,651  PPL Corp.                                                  320,977          --     320,977
   4,369          --       4,369  Progress Energy, Inc.                                      200,450          --     200,450
       -         350         350  Reliant Energy Inc.                             (d)             --       8,929       8,929
  12,991          --      12,991  Southern Co.                                               461,051          --     461,051
                                                                                          ----------  ----------  ----------
                                                                                           4,112,768      17,825   4,130,593
                                                                                          ==========  ==========  ==========

             SHARES                                                                                      VALUE
--------------------------------                                                          ----------------------------------
                          AIM                                                                                         AIM
                      STRUCTURED                                                                                  STRUCTURED
   AIM        AIM        CORE                                                                 AIM         AIM        CORE
 S&P 500  STRUCTURED     FUND                                                               S&P 500   STRUCTURED     FUND
  INDEX      CORE      PRO FORMA                                                             INDEX       CORE      PRO FORMA
  FUND       FUND      COMBINING                                                             FUND        FUND      COMBINING
--------  ----------  ----------                                                          ----------  ----------  ----------
                                  ELECTRICAL COMPONENTS & EQUIPMENT--0.47%
   3,162          --       3,162  Cooper Industries, Ltd.-Class A                         $  161,800  $       --  $  161,800
  13,742       1,500      15,242  Emerson Electric Co.                                       676,519      73,845     750,364
   2,725          --       2,725  Rockwell Automation, Inc.                                  192,004          --     192,004
                                                                                          ----------  ----------  ----------
                                                                                           1,030,323      73,845   1,104,168
                                                                                          ==========  ==========  ==========
                                  ELECTRONIC EQUIPMENT MANUFACTURERS--0.12%
   6,841          --       6,841  Agilent Technologies, Inc.                      (d)        249,012          --     249,012
   1,328          --       1,328  Tektronix, Inc.                                             42,695          --      42,695
                                                                                          ----------  ----------  ----------
                                                                                             291,707          --     291,707
                                                                                          ==========  ==========  ==========
                                  ELECTRONIC MANUFACTURING SERVICES--0.21%
   3,118          --       3,118  Jabil Circuit, Inc.                                         69,220          --      69,220
   2,454          --       2,454  Molex Inc.                                                  64,172          --      64,172
  15,621          --      15,621  Solectron Corp.                                 (c)(d)      60,610          --      60,610
   8,563         400       8,963  Tyco Electronics Ltd.                           (d)        298,592      13,948     312,540
                                                                                          ----------  ----------  ----------
                                                                                             492,594      13,948     506,542
                                                                                          ==========  ==========  ==========
                                  ENVIRONMENTAL & FACILITIES SERVICES--0.17%
   4,411          --       4,411  Allied Waste Industries, Inc.                   (d)         56,328          --      56,328
   8,940          --       8,940  Waste Management, Inc.                                     336,770          --     336,770
                                                                                          ----------  ----------  ----------
                                                                                             393,098          --     393,098
                                                                                          ==========  ==========  ==========
                                  FERTILIZERS & AGRICULTURAL CHEMICALS--0.28%
   9,392          --       9,392  Monsanto Co.                                               654,998          --     654,998
       -         250         250  Mosaic Co. (The)                                (d)                     10,505      10,505
                                                                                          ----------  ----------  ----------
                                                                                             654,998      10,505     665,503
                                                                                          ==========  ==========  ==========
                                  FOOD DISTRIBUTORS--0.15%
  10,678          --      10,678  Sysco Corp.                                                356,432          --     356,432
                                                                                          ==========  ==========  ==========
                                  FOOD RETAIL--0.38%
  12,233       2,400      14,633  Kroger Co. (The)                                           325,153      63,792     388,945
   7,630         500       8,130  Safeway Inc.                                               242,100      15,865     257,965
   3,590          --       3,590  SUPERVALU Inc.                                             151,319          --     151,319
   2,459          --       2,459  Whole Foods Market, Inc.                                   108,835          --     108,835
                                                                                          ----------  ----------  ----------
                                                                                             827,407      79,657     907,064
                                                                                          ==========  ==========  ==========
                                  FOOTWEAR--0.17%
   6,550         700       7,250  NIKE, Inc.-Class B                                         369,027      39,438     408,465
                                                                                          ==========  ==========  ==========
                                  FOREST PRODUCTS--0.11%
   3,730          --       3,730  Weyerhaeuser Co.                                           254,274          --     254,274
                                                                                          ==========  ==========  ==========
                                  GAS UTILITIES--0.08%
     800          --         800  Nicor Inc.                                      (c)         33,248          --      33,248
   2,979          --       2,979  Questar Corp.                                              148,861          --     148,861
                                                                                          ----------  ----------  ----------
                                                                                             182,109          --     182,109
                                                                                          ==========  ==========  ==========
                                  GENERAL MERCHANDISE STORES--0.50%
   1,896       2,200       4,096  Big Lots, Inc.                                  (d)         56,444      65,494     121,938
   2,642          --       2,642  Family Dollar Stores, Inc.                                  77,358          --      77,358
  14,713          --      14,713  Target Corp.                                               970,028          --     970,028
                                                                                          ----------  ----------  ----------
                                                                                           1,103,830      65,494   1,169,324
                                                                                          ==========  ==========  ==========
                                  GOLD--0.14%
   7,794          --       7,794  Newmont Mining Corp.                                       329,374          --     329,374
                                                                                          ==========  ==========  ==========
                                  HEALTH CARE DISTRIBUTORS--0.45%
   3,113       1,300       4,413  AmerisourceBergen Corp.                                    148,957      62,205     211,162
   6,646          --       6,646  Cardinal Health, Inc.                                      454,453          --     454,453
   5,094         100       5,194  McKesson Corp.                                             291,428       5,721     297,149
   2,421          --       2,421  Patterson Cos. Inc.                             (d)         89,044          --      89,044
    0.22         450      450.22  PharMerica Corp.                                (d)              4       7,985       7,989
                                                                                          ----------  ----------  ----------
                                                                                             983,886      75,911   1,059,797
                                                                                          ==========  ==========  ==========
                                  HEALTH CARE EQUIPMENT--1.64%
   1,784          --       1,784  Bard (C.R.), Inc.                                          148,768          --     148,768
  11,258          --      11,258  Baxter International Inc.                                  616,488          --     616,488
   4,233          --       4,233  Becton, Dickinson and Co.                                  325,687          --     325,687
  20,504          --      20,504  Boston Scientific Corp.                         (d)        263,066          --     263,066
   8,563         350       8,913  Covidien Ltd.                                   (d)        341,064      13,941     355,005
   2,692          --       2,692  Hospira, Inc.                                   (d)        104,046          --     104,046
  19,899          --      19,899  Medtronic, Inc.                                          1,051,463          --   1,051,463
   5,823          --       5,823  St. Jude Medical, Inc.                          (d)        253,708          --     253,708
   5,152          --       5,152  Stryker Corp.                                              344,154          --     344,154
   2,202          --       2,202  Varian Medical Systems, Inc.                    (d)         88,939          --      88,939
   4,091          --       4,091  Zimmer Holdings, Inc.                           (d)        320,448          --     320,448
                                                                                          ----------  ----------  ----------
                                                                                           3,857,831      13,941   3,871,772
                                                                                          ==========  ==========  ==========

             SHARES                                                                                      VALUE
--------------------------------                                                          ----------------------------------
                          AIM                                                                                         AIM
                      STRUCTURED                                                                                  STRUCTURED
   AIM        AIM        CORE                                                                 AIM         AIM        CORE
 S&P 500  STRUCTURED     FUND                                                               S&P 500   STRUCTURED     FUND
  INDEX      CORE      PRO FORMA                                                             INDEX       CORE      PRO FORMA
  FUND       FUND      COMBINING                                                             FUND        FUND      COMBINING
--------  ----------  ----------                                                          ----------  ----------  ----------
                                  HEALTH CARE FACILITIES--0.05%
   1,264          --       1,264  Manor Care, Inc.                                        $   80,757  $       --  $   80,757
   8,173          --       8,173  Tenet Healthcare Corp.                          (d)         27,706          --      27,706
                                                                                          ----------  ----------  ----------
                                                                                             108,463          --     108,463
                                                                                          ==========  ==========  ==========
                                  HEALTH CARE SERVICES--0.41%
   4,439          --       4,439  Express Scripts, Inc.                           (d)        243,035          --     243,035
   2,031          --       2,031  Laboratory Corp. of America Holdings            (d)        157,727          --     157,727
   4,826          --       4,826  Medco Health Solutions, Inc.                    (d)        412,382          --     412,382
   2,730          --       2,730  Quest Diagnostics Inc.                          (c)        149,468          --     149,468
                                                                                          ----------  ----------  ----------
                                                                                             962,612          --     962,612
                                                                                          ==========  ==========  ==========
                                  HEALTH CARE SUPPLIES--0.03%
     955          --         955  Bausch & Lomb Inc.                              (c)         60,356          --      60,356
                                                                                          ==========  ==========  ==========
                                  HEALTH CARE TECHNOLOGY--0.04%
   3,415          --       3,415  IMS Health Inc.                                            102,245          --     102,245
                                                                                          ==========  ==========  ==========
                                  HOME ENTERTAINMENT SOFTWARE--0.12%
   5,352          --       5,352  Electronic Arts Inc.                            (d)        283,335          --     283,335
                                                                                          ==========  ==========  ==========
                                  HOME FURNISHINGS--0.03%
   3,094          --       3,094  Leggett & Platt, Inc.                                       63,118          --      63,118
                                                                                          ==========  ==========  ==========
                                  HOME IMPROVEMENT RETAIL--0.95%
  34,113          --      34,113  Home Depot, Inc. (The)                                   1,306,869          --   1,306,869
  26,007          --      26,007  Lowe's Cos., Inc.                                          807,777          --     807,777
   1,891          --       1,891  Sherwin-Williams Co. (The)                                 130,498          --     130,498
                                                                                          ----------  ----------  ----------
                                                                                           2,245,144          --   2,245,144
                                                                                          ==========  ==========  ==========
                                  HOMEBUILDING--0.13%
   2,063          --       2,063  Centex Corp.                                                59,641          --      59,641
   4,709          --       4,709  D.R. Horton, Inc.                               (c)         71,153          --      71,153
   1,327          --       1,327  KB HOME                                         (c)         40,261          --      40,261
   2,405          --       2,405  Lennar Corp.-Class A                                        67,989          --      67,989
   3,718          --       3,718  Pulte Homes, Inc.                                           61,868          --      61,868
                                                                                          ----------  ----------  ----------
                                                                                             300,912          --     300,912
                                                                                          ==========  ==========  ==========
                                  HOMEFURNISHING RETAIL--0.07%
   4,716          --       4,716  Bed Bath & Beyond Inc.                          (d)        163,362          --     163,362
                                                                                          ==========  ==========  ==========
                                  HOTELS, RESORTS & CRUISE LINES--0.52%
   7,644          --       7,644  Carnival Corp.                                  (e)        348,490          --     348,490
   6,734          --       6,734  Hilton Hotels Corp.                                        309,427          --     309,427
   5,656          --       5,656  Marriott International, Inc.-Class A                       251,240          --     251,240
   3,716          --       3,716  Starwood Hotels & Resorts Worldwide, Inc.                  227,122          --     227,122
   3,149          --       3,149  Wyndham Worldwide Corp.                         (d)        100,453          --     100,453
                                                                                          ----------  ----------  ----------
                                                                                           1,236,732          --   1,236,732
                                                                                          ==========  ==========  ==========
                                  HOUSEHOLD APPLIANCES --0.15%
   1,147          --       1,147  Black & Decker Corp. (The)                                  99,502          --      99,502
   1,017          --       1,017  Snap-on Inc.                                                49,813          --      49,813
   1,448          --       1,448  Stanley Works (The)                                         82,160          --      82,160
   1,363          --       1,363  Whirlpool Corp.                                            131,407          --     131,407
                                                                                          ----------  ----------  ----------
                                                                                             362,882          --     362,882
                                                                                          ==========  ==========  ==========
                                  HOUSEHOLD PRODUCTS --2.05%
   2,622          --       2,622  Clorox Co. (The)                                           156,796          --     156,796
   8,837         300       9,137  Colgate-Palmolive Co.                                      586,070      19,896     605,966
   7,370          --       7,370  Kimberly-Clark Corp.                                       506,245          --     506,245
  54,414         100      54,514  Procter & Gamble Co. (The)                               3,553,778       6,531   3,560,309
                                                                                          ----------  ----------  ----------
                                                                                           4,802,889      26,427   4,829,316
                                                                                          ==========  ==========  ==========
                                  HOUSEWARES & SPECIALTIES--0.15%
   2,639          --       2,639  Fortune Brands, Inc.                                       219,275          --     219,275
   4,819         550       5,369  Newell Rubbermaid Inc.                                     124,282      14,185     138,467
                                                                                          ----------  ----------  ----------
                                                                                             343,557      14,185     357,742
                                                                                          ==========  ==========  ==========
                                  HUMAN RESOURCE & EMPLOYMENT SERVICES --0.07%
   2,256          --       2,256  Monster Worldwide Inc.                          (d)         77,155          --      77,155
   2,872          --       2,872  Robert Half International Inc.                              91,732          --      91,732
                                                                                          ----------  ----------  ----------
                                                                                             168,887          --     168,887
                                                                                          ==========  ==========  ==========

             SHARES                                                                                       VALUE
--------------------------------                                                          ------------------------------------
                          AIM                                                                                          AIM
                      STRUCTURED                                                                                    STRUCTURED
   AIM        AIM        CORE                                                                 AIM          AIM         CORE
 S&P 500  STRUCTURED     FUND                                                               S&P 500    STRUCTURED      FUND
  INDEX      CORE      PRO FORMA                                                             INDEX        CORE      PRO FORMA
  FUND       FUND      COMBINING                                                              FUND        FUND      COMBINING
--------  ----------  ----------                                                          -----------  ----------  -----------
                                  HYPERMARKETS & SUPER CENTERS--0.98%
   7,717          --       7,717  Costco Wholesale Corp.                                  $   476,525  $       --  $   476,525
  41,890          --      41,890  Wal-Mart Stores, Inc.                                     1,827,661          --    1,827,661
                                                                                          -----------  ----------  -----------
                                                                                            2,304,186          --    2,304,186
                                                                                          ===========  ==========  ===========
                                  INDEPENDENT POWER PRODUCERS & ENERGY
                                     TRADERS--0.46%
  11,536          --      11,536  AES Corp. (The)                                 (d)         208,917          --      208,917
   3,121          --       3,121  Constellation Energy Group                                  258,856          --      258,856
   6,940       2,650       9,590  Dynegy Inc.-Class A                             (d)          56,145      21,439       77,584
   7,933          --       7,933  TXU Corp.                                                   534,684          --      534,684
                                                                                          -----------  ----------  -----------
                                                                                            1,058,602      21,439    1,080,041
                                                                                          ===========  ==========  ===========
                                  INDUSTRIAL CONGLOMERATES--3.73%
  12,445          --      12,445  3M Co.                                                    1,132,371          --    1,132,371
 177,786       3,150     180,936  General Electric Co.                                      6,910,542     122,440    7,032,982
   4,334          --       4,334  Textron Inc.                                                252,846          --      252,846
   8,563          --       8,563  Tyco International Ltd.                                     378,142          --      378,142
                                                                                          -----------  ----------  -----------
                                                                                            8,673,901     122,440    8,796,341
                                                                                          ===========  ==========  ===========
                                  INDUSTRIAL GASES--0.32%
   3,742          --       3,742  Air Products and Chemicals, Inc.                            336,817          --      336,817
   5,506          --       5,506  Praxair, Inc.                                               416,584          --      416,584
                                                                                          -----------  ----------  -----------
                                                                                              753,401          --      753,401
                                                                                          ===========  ==========  ===========
                                  INDUSTRIAL MACHINERY--0.85%
   4,113          --       4,113  Danaher Corp.                                               319,416          --      319,416
   3,532          --       3,532  Dover Corp.                                                 174,481          --      174,481
   2,531          --       2,531  Eaton Corp.                                                 238,471          --      238,471
   7,118       1,200       8,318  Illinois Tool Works Inc.                                    414,054      69,804      483,858
   5,211          --       5,211  Ingersoll-Rand Co. Ltd.-Class A                             270,607          --      270,607
   3,139          --       3,139  ITT Corp.                                                   213,421          --      213,421
   2,118          --       2,118  Pall Corp.                                                   80,759          --       80,759
   2,001          --       2,001  Parker Hannifin Corp.                                       215,047          --      215,047
      --          50          50  SPX Corp.                                                        --       4,503        4,503
                                                                                          -----------  ----------  -----------
                                                                                            1,926,256      74,307    2,000,563
                                                                                          ===========  ==========  ===========
                                  INDUSTRIAL REIT'S--0.12%
   4,433         350       4,783  ProLogis                                                    266,689      21,056      287,745
                                                                                          ===========  ==========  ===========
                                  INSURANCE BROKERS--0.20%
   5,062          --       5,062  Aon Corp.                                                   219,286          --      219,286
   9,597          --       9,597  Marsh & McLennan Cos., Inc.                                 255,760          --      255,760
                                                                                          -----------  ----------  -----------
                                                                                              475,046          --      475,046
                                                                                          ===========  ==========  ===========
                                  INTEGRATED OIL & GAS --6.90%
  37,140         600      37,740  Chevron Corp.                                             3,259,406      52,656    3,312,062
  28,243          --      28,243  ConocoPhillips                                            2,312,819          --    2,312,819
  97,346       3,200     100,546  Exxon Mobil Corp.                                         8,345,473     274,336    8,619,809
   4,714          --       4,714  Hess Corp.                                                  289,298          --      289,298
  11,853       1,500      13,353  Marathon Oil Corp.                                          638,758      80,835      719,593
   3,250          --       3,250  Murphy Oil Corp.                                            198,055          --      198,055
  14,408          --      14,408  Occidental Petroleum Corp.                                  816,790          --      816,790
                                                                                          -----------  ----------  -----------
                                                                                           15,860,599     407,827   16,268,426
                                                                                          ===========  ==========  ===========
                                  INTEGRATED TELECOMMUNICATION SERVICES--3.09%
 106,544         700     107,244  AT&T Inc.                                                 4,247,909      27,909    4,275,818
   1,892          --       1,892  CenturyTel, Inc.                                             90,778          --       90,778
   5,916          --       5,916  Citizens Communications Co.                                  85,841          --       85,841
   2,610          --       2,610  Embarq Corp.                                                162,916          --      162,916
  26,841       9,450      36,291  Qwest Communications International Inc.         (c)(d)      240,227      84,577      324,804
  50,171       2,850      53,021  Verizon Communications Inc.                               2,101,161     119,358    2,220,519
   8,237          --       8,237  Windstream Corp.                                            117,624          --      117,624
                                                                                          -----------  ----------  -----------
                                                                                            7,046,456     231,844    7,278,300
                                                                                          ===========  ==========  ===========
                                  INTERNET RETAIL--0.24%
   5,369         150       5,519  Amazon.com, Inc.                                (c)(d)      429,037      11,987      441,024
   3,773         700       4,473  IAC/InterActiveCorp                             (c)(d)      104,852      19,453      124,305
                                                                                          -----------  ----------  -----------
                                                                                              533,889      31,440      565,329
                                                                                          ===========  ==========  ===========
                                  INTERNET SOFTWARE & SERVICES--1.40%
   2,849          --       2,849  Akamai Technologies, Inc.                       (d)          91,795          --       91,795
  19,561          --      19,561  eBay Inc.                                       (d)         667,030          --      667,030
   3,768          --       3,768  Google Inc.-Class A                             (d)       1,941,462          --    1,941,462
   4,235          --       4,235  VeriSign, Inc.                                  (d)         136,367          --      136,367
  20,900          --      20,900  Yahoo! Inc.                                     (d)         475,057          --      475,057
                                                                                          -----------  ----------  -----------
                                                                                            3,311,711          --    3,311,711
                                                                                          ===========  ==========  ===========

             SHARES                                                                                       VALUE
--------------------------------                                                          ------------------------------------
                          AIM                                                                                          AIM
                      STRUCTURED                                                                                    STRUCTURED
   AIM        AIM        CORE                                                                 AIM          AIM         CORE
 S&P 500  STRUCTURED     FUND                                                               S&P 500    STRUCTURED      FUND
  INDEX      CORE      PRO FORMA                                                             INDEX        CORE      PRO FORMA
  FUND       FUND      COMBINING                                                              FUND        FUND      COMBINING
--------  ----------  ----------                                                          -----------  ----------  -----------
                                  INVESTMENT BANKING & BROKERAGE--2.06%
   2,056          --       2,056  Bear Stearns Cos. Inc. (The)                            $   223,405  $       --  $   223,405
   7,375          --       7,375  E*TRADE Financial Corp.                         (d)         114,903          --      114,903
   7,057         500       7,557  Goldman Sachs Group, Inc. (The)                           1,242,103      88,005    1,330,108
   9,203          --       9,203  Lehman Brothers Holdings Inc.                               504,601          --      504,601
  15,047         550      15,597  Merrill Lynch & Co., Inc.                                 1,108,964      40,535    1,149,499
  18,211       1,250      19,461  Morgan Stanley                                            1,135,820      77,962    1,213,782
  16,308          --      16,308  Schwab (Charles) Corp. (The)                                322,898          --      322,898
                                                                                          -----------  ----------  -----------
                                                                                            4,652,694     206,502    4,859,196
                                                                                          ===========  ==========  ===========
                                  INVESTMENT COMPANIES--EXCHANGE TRADED
                                     FUNDS--0.01%
      --         200         200  S&P 500 Depositary Receipts Trust -Series 1                      --      29,518       29,518
                                                                                          ===========  ==========  ===========
                                  IT CONSULTING & OTHER SERVICES--0.10%
   2,483          --       2,483  Cognizant Technology Solutions Corp.-Class A    (d)         182,525          --      182,525
   6,008          --       6,008  Unisys Corp.                                    (d)          44,279          --       44,279
                                                                                          -----------  ----------  -----------
                                                                                              226,804          --      226,804
                                                                                          ===========  ==========  ===========
                                  LEISURE PRODUCTS --0.16%
   1,566          --       1,566  Brunswick Corp.                                 (c)          39,385          --       39,385
   2,714       1,050       3,764  Hasbro, Inc.                                    (c)          76,562      29,620      106,182
   6,780       3,400      10,180  Mattel, Inc.                                                146,651      73,542      220,193
                                                                                          -----------  ----------  -----------
                                                                                              262,598     103,162      365,760
                                                                                          ===========  ==========  ===========
                                  LIFE & HEALTH INSURANCE--1.18%
   8,451          --       8,451  AFLAC Inc.                                                  450,523          --      450,523
   4,661          --       4,661  Lincoln National Corp.                                      283,762          --      283,762
  12,815          --      12,815  MetLife, Inc.                                               820,801          --      820,801
   4,627          --       4,627  Principal Financial Group, Inc.                             256,752          --      256,752
   8,079          --       8,079  Prudential Financial, Inc.                                  725,333          --      725,333
   1,650          --       1,650  Torchmark Corp.                                             101,574          --      101,574
   6,234          --       6,234  Unum Group                                                  152,546          --      152,546
                                                                                          -----------  ----------  -----------
                                                                                            2,791,291          --    2,791,291
                                                                                          ===========  ==========  ===========
                                  LIFE SCIENCES TOOLS & SERVICES--0.31%
   3,171          --       3,171  Applera Corp.-Applied Biosystems Group                      100,235          --      100,235
     932          --         932  Millipore Corp.                                 (d)          64,942          --       64,942
   2,069          --       2,069  PerkinElmer, Inc.                                            56,711          --       56,711
   7,290          --       7,290  Thermo Fisher Scientific, Inc.                  (d)         395,337          --      395,337
   1,743          --       1,743  Waters Corp.                                    (d)         107,317          --      107,317
                                                                                          -----------  ----------  -----------
                                                                                              724,542          --      724,542
                                                                                          ===========  ==========  ===========
                                  MANAGED HEALTH CARE --1.30%
   8,922          --       8,922  Aetna Inc.                                                  454,219          --      454,219
   4,960          --       4,960  Cigna Corp.                                                 256,333          --      256,333
   2,701          --       2,701  Coventry Health Care, Inc.                      (c)(d)      154,956          --      154,956
   2,903          --       2,903  Humana Inc.                                     (d)         186,053          --      186,053
  23,156          --      23,156  UnitedHealth Group Inc.                                   1,158,032          --    1,158,032
  10,604          --      10,604  WellPoint Inc.                                  (d)         854,576          --      854,576
                                                                                          -----------  ----------  -----------
                                                                                            3,064,169          --    3,064,169
                                                                                          ===========  ==========  ===========
                                  METAL & GLASS CONTAINERS--0.08%
   1,764          --       1,764  Ball Corp.                                                   92,398          --       92,398
      --         600         600  Owens-Illinois, Inc.                            (d)              --      24,132       24,132
   2,252         150       2,402  Pactiv Corp.                                    (d)          65,871       4,388       70,259
                                                                                          -----------  ----------  -----------
                                                                                              158,269      28,520      186,789
                                                                                          ===========  ==========  ===========
                                  MOTORCYCLE MANUFACTURERS --0.12%
   4,450         600       5,050  Harley-Davidson, Inc.                           (c)         239,366      32,274      271,640
                                                                                          ===========  ==========  ===========
                                  MOVIES & ENTERTAINMENT--1.56%
  40,249          --      40,249  News Corp.-Class A                                          814,237          --      814,237
  65,415          --      65,415  Time Warner Inc.                                          1,241,577          --    1,241,577
  11,908          --      11,908  Viacom Inc.-Class B                             (d)         469,890          --      469,890
  34,243          --      34,243  Walt Disney Co. (The)                                     1,150,565          --    1,150,565
                                                                                          -----------  ----------  -----------
                                                                                            3,676,269          --    3,676,269
                                                                                          ===========  ==========  ===========
                                  MULTI-LINE INSURANCE--1.82%
  44,829       1,850      46,679  American International Group, Inc.                        2,958,714     122,100    3,080,814
   1,714          --       1,714  Assurant, Inc.                                  (c)          88,340          --       88,340
   7,649          --       7,649  Genworth Financial Inc.-Class A                             221,668          --      221,668
   5,469          --       5,469  Hartford Financial Services Group, Inc. (The)               486,249          --      486,249
   7,701       1,050       8,751  Loews Corp.                                                 362,024      49,360      411,384
                                                                                          -----------  ----------  -----------
                                                                                            4,116,995     171,460    4,288,455
                                                                                          ===========  ==========  ===========
                                  MULTI-SECTOR HOLDINGS--0.05%
   2,844          --       2,844  Leucadia National Corp.                                     126,217          --      126,217

             SHARES                                                                                       VALUE
--------------------------------                                                          ------------------------------------
                          AIM                                                                                          AIM
                      STRUCTURED                                                                                    STRUCTURED
   AIM        AIM        CORE                                                                 AIM          AIM         CORE
 S&P 500  Structured     Fund                                                               S&P 500    STRUCTURED      FUND
  Index      Core      Pro Forma                                                             INDEX        CORE      PRO FORMA
  Fund       Fund      Combining                                                              FUND        FUND      COMBINING
--------  ----------  ----------                                                          -----------  ----------  -----------
                                  MULTI-UTILITIES--1.03%
   3,563          --       3,563  Ameren Corp.                                            $   180,929  $       --  $   180,929
   5,501          --       5,501  CenterPoint Energy, Inc.                        (c)          89,226          --       89,226
   3,876          --       3,876  CMS Energy Corp.                                             63,256          --       63,256
   4,656          --       4,656  Consolidated Edison, Inc.                                   213,897          --      213,897
   5,053          --       5,053  Dominion Resources, Inc.                                    430,415          --      430,415
   3,042          --       3,042  DTE Energy Co.                                              145,438          --      145,438
   1,330          --       1,330  Integrys Energy Group Inc.                                   66,726          --       66,726
   4,735          --       4,735  NiSource Inc.                                                89,207          --       89,207
   6,073         800       6,873  PG&E Corp.                                      (c)         270,249      35,600      305,849
   4,367          --       4,367  Public Service Enterprise Group Inc.                        371,151          --      371,151
   4,538          --       4,538  Sempra Energy                                               249,726          --      249,726
   3,645          --       3,645  TECO Energy, Inc.                                            57,737          --       57,737
   7,065       1,400       8,465  Xcel Energy, Inc.                                           145,610      28,854      174,464
                                                                                          -----------  ----------  -----------
                                                                                            2,373,567      64,454    2,438,021
                                                                                          ===========  ==========  ===========
                                  OFFICE ELECTRONICS--0.13%
  16,197       1,700      17,897  Xerox Corp.                                     (d)         277,455      29,121      306,576
                                                                                          ===========  ==========  ===========
                                  OFFICE REIT'S --0.09%
   2,056          --       2,056  Boston Properties, Inc.                                     205,744          --      205,744
                                                                                          ===========  ==========  ===========
                                  OFFICE SERVICES & SUPPLIES--0.11%
   1,583          --       1,583  Avery Dennison Corp.                                         94,648          --       94,648
   3,795          --       3,795  Pitney Bowes Inc.                                           169,523          --      169,523
                                                                                          -----------  ----------  -----------
                                                                                              264,171          --      264,171
                                                                                          ===========  ==========  ===========
                                  OIL & GAS DRILLING--0.47%
   2,576          --       2,576  ENSCO International Inc.                                    139,671          --      139,671
   4,864          --       4,864  Nabors Industries Ltd.                          (c)(d)      143,926          --      143,926
   4,630          --       4,630  Noble Corp.                                                 227,148          --      227,148
   1,911          --       1,911  Rowan Cos., Inc.                                             71,739          --       71,739
   4,978          --       4,978  Transocean Inc.                                 (d)         523,138          --      523,138
                                                                                          -----------  ----------  -----------
      --          --          --                                                            1,105,622          --    1,105,622
                                                                                          ===========  ==========  ===========
                                  OIL & GAS EQUIPMENT & SERVICES--1.72%
   5,533          --       5,533  Baker Hughes Inc.                                           463,997          --      463,997
   5,058          --       5,058  BJ Services Co.                                             125,489          --      125,489
  15,794          --      15,794  Halliburton Co.                                             546,314          --      546,314
   3,068          --       3,068  National-Oilwell Varco Inc.                     (d)         392,704          --      392,704
  20,366          --      20,366  Schlumberger Ltd.                                         1,965,319          --    1,965,319
   3,463          --       3,463  Smith International, Inc.                                   232,056          --      232,056
   5,820          --       5,820  Weatherford International Ltd.                  (d)         339,772          --      339,772
                                                                                          -----------  ----------  -----------
                                                                                            4,065,651          --    4,065,651
                                                                                          ===========  ==========  ===========
                                  OIL & GAS EXPLORATION & PRODUCTION--0.99%
   8,016          --       8,016  Anadarko Petroleum Corp.                        (c)         392,624          --      392,624
   5,722          --       5,722  Apache Corp.                                                442,768          --      442,768
   7,074          --       7,074  Chesapeake Energy  Corp.                        (c)         228,207          --      228,207
   7,685         300       7,985  Devon Energy Corp.                                          578,757      22,593      601,350
      --         600         600  Encana Corp  (Canada)                                            --      35,100       35,100
   4,226          --       4,226  EOG Resources, Inc.                                         284,663          --      284,663
   6,624          --       6,624  XTO Energy, Inc.                                            360,081          --      360,081
                                                                                          -----------  ----------  -----------
                                                                                            2,287,100      57,693    2,344,793
                                                                                          ===========  ==========  ===========
                                  OIL & GAS REFINING & MARKETING --0.36%
   2,098          --       2,098  Sunoco, Inc.                                                153,448          --      153,448
      --       1,000       1,000  Tesoro Corp.                                                     --      49,330       49,330
   9,486          50       9,536  Valero Energy Corp.                                         649,886       3,426      653,312
                                                                                          -----------  ----------  -----------
                                                                                              803,334      52,756      856,090
                                                                                          ===========  ==========  ===========
                                  OIL & GAS STORAGE & TRANSPORTATION--0.32%
  12,100          --      12,100  El Paso Corp.                                               192,027          --      192,027
  10,918          --      10,918  Spectra Energy Corp.                                        253,844          --      253,844
  10,348          --      10,348  Williams Cos., Inc. (The)                                   320,788          --      320,788
                                                                                          -----------  ----------  -----------
                                                                                              766,659          --      766,659
                                                                                          ===========  ==========  ===========
                                  OTHER DIVERSIFIED FINANCIAL SERVICES--4.60%
  76,687       2,350      79,037  Bank of America Corp.                                     3,886,497     119,098    4,005,595
  85,477       1,800      87,277  Citigroup Inc.                                            4,007,162      84,384    4,091,546
  59,032       3,000      62,032  JPMorgan Chase & Co.                                      2,628,105     133,560    2,761,665
                                                                                          -----------  ----------  -----------
                                                                                           10,521,764     337,042   10,858,806
                                                                                          ===========  ==========  ===========

             SHARES                                                                                        VALUE
--------------------------------                                                          ---------------------------------------
                          AIM                                                                                            AIM
                      STRUCTURED                                                                                      STRUCTURED
   AIM        AIM        CORE                                                                  AIM          AIM          CORE
 S&P 500  STRUCTURED     FUND                                                                S&P 500    STRUCTURED       FUND
  INDEX      CORE      PRO FORMA                                                              INDEX        CORE       PRO FORMA
  FUND       FUND      COMBINING                                                              FUND         FUND       COMBINING
--------  ----------  ----------                                                          ------------  ----------  -------------
                                  PACKAGED FOODS & MEATS--1.22%
   3,748          --       3,748  Campbell Soup Co.                                       $    141,487  $       --  $     141,487
   8,606          --       8,606  ConAgra Foods, Inc.                                          221,260          --        221,260
   2,256          --       2,256  Dean Foods Co.                                  (c)           60,596          --         60,596
   5,984          --       5,984  General Mills, Inc.                                          334,386          --        334,386
   5,613          --       5,613  Heinz (H.J.) Co.                                             253,090          --        253,090
   2,962          --       2,962  Hershey Co. (The)                                            137,733          --        137,733
   4,328          --       4,328  Kellogg Co.                                                  237,737          --        237,737
  27,719          --      27,719  Kraft Foods Inc.--Class A                                    888,671          --        888,671
   2,249          --       2,249  McCormick & Co., Inc.                           (c)           80,604          --         80,604
  12,693          --      12,693  Sara Lee Corp.                                               210,958          --        210,958
   4,368          --       4,368  Tyson Foods, Inc.--Class A                                    94,130          --         94,130
   3,706          --       3,706  Wrigley Jr. (Wm.) Co.                                        215,875          --        215,875
                                                                                          ------------  ----------  -------------
                                                                                             2,876,527          --      2,876,527
                                                                                          ============  ==========  =============
                                  PAPER PACKAGING --0.10%
   1,826          --       1,826  Bemis Co., Inc.                                               54,543          --         54,543
   2,808          --       2,808  Sealed Air Corp.                                              74,272          --         74,272
   1,828          --       1,828  Temple-Inland Inc.                                           100,686          --        100,686
                                                                                          ------------  ----------  -------------
                                                                                               229,501          --        229,501
                                                                                          ============  ==========  =============
                                  PAPER PRODUCTS --0.15%
   7,526          --       7,526  International Paper Co.                                      264,238          --        264,238
   3,157          --       3,157  MeadWestvaco Corp.                                            99,730          --         99,730
                                                                                          ------------  ----------  -------------
                                                                                               363,968          --        363,968
                                                                                          ============  ==========  =============
                                  PERSONAL PRODUCTS--0.15%
   7,582          --       7,582  Avon Products, Inc.                                          260,442          --        260,442
   2,038          --       2,038  Estee Lauder Cos. Inc. (The)-Class A                          84,760          --         84,760
                                                                                          ------------  ----------  -------------
                                                                                               345,202          --        345,202
                                                                                          ============  ==========  =============
                                  PHARMACEUTICALS--6.08%
  26,617          --      26,617  Abbott Laboratories                                        1,381,688          --      1,381,688
   5,306          --       5,306  Allergan, Inc.                                               318,413          --        318,413
   1,896          --       1,896  Barr Pharmaceuticals Inc.                       (d)           96,469          --         96,469
  34,008          --      34,008  Bristol-Myers Squibb Co.                                     991,333          --        991,333
   5,490       1,850       7,340  Forest Laboratories, Inc.                       (d)          206,589      69,615        276,204
  50,054          --      50,054  Johnson & Johnson                                          3,092,837          --      3,092,837
   4,210       1,850       6,060  King Pharmaceuticals, Inc.                      (d)           63,276      27,806         91,082
  17,048          --      17,048  Lilly (Eli) and Co.                             (c)          977,703          --        977,703
  37,451       2,450      39,901  Merck & Co. Inc.                                           1,878,917     122,916      2,001,833
   4,283          --       4,283  Mylan Laboratories Inc.                                       64,673          --         64,673
 121,280       5,450     126,730  Pfizer Inc.                                                3,012,595     135,378      3,147,973
  25,736          --      25,736  Schering-Plough Corp.                                        772,595          --        772,595
   1,804          --       1,804  Watson Pharmaceuticals, Inc.                    (d)           53,795          --         53,795
  23,244          --      23,244  Wyeth                                                      1,076,197          --      1,076,197
                                                                                          ------------  ----------  -------------
                                                                                            13,987,080     355,715     14,342,795
                                                                                          ============  ==========  =============
                                  PHOTOGRAPHIC PRODUCTS--0.06%
   4,958          --       4,958  Eastman Kodak Co.                                            132,230          --        132,230
                                                                                          ============  ==========  =============
                                  PROPERTY & CASUALTY INSURANCE--1.23%
   5,617         100       5,717  ACE Ltd.                                                     324,438       5,776        330,214
  10,496         600      11,096  Allstate Corp. (The)                                         574,656      32,850        607,506
   1,761          --       1,761  Ambac Financial Group, Inc.                                  110,626          --        110,626
   6,937          --       6,937  Chubb Corp. (The)                                            354,689          --        354,689
   2,966          --       2,966  Cincinnati Financial Corp.                                   124,987          --        124,987
   2,260          --       2,260  MBIA Inc.                                                    135,600          --        135,600
  12,722          --      12,722  Progressive Corp. (The)                                      258,765          --        258,765
   1,834          --       1,834  SAFECO Corp.                                                 106,409          --        106,409
  11,474         800      12,274  Travelers Cos., Inc. (The)                                   579,896      40,432        620,328
   3,212          --       3,212  XL Capital Ltd.-Class A                                      244,754           -        244,754
                                                                                          ------------  ----------  -------------
                                                                                             2,814,820      79,058      2,893,878
                                                                                          ============  ==========  =============
                                  PUBLISHING--0.29%
   1,129          --       1,129  Dow Jones & Co., Inc.                                         66,667          --         66,667
   4,054          --       4,054  Gannett Co., Inc.                                            190,538          --        190,538
   5,930          --       5,930  McGraw-Hill Cos., Inc. (The)                                 299,228          --        299,228
     693          --         693  Meredith Corp.                                                38,739          --         38,739
   2,498          --       2,498  New York Times Co. (The)-Class A                (c)           54,906          --         54,906
   1,480          --       1,480  Tribune Co.                                                   40,774          --         40,774
                                                                                          ------------  ----------  -------------
                                                                                               690,852          --        690,852
                                                                                          ============  ==========  =============
                                  RAILROADS--0.71%
   6,153          --       6,153  Burlington Northern Santa Fe Corp.                           499,316          --        499,316
   7,553          --       7,553  CSX Corp.                                                    309,673          --        309,673
   6,794          --       6,794  Norfolk Southern Corp.                                       347,921          --        347,921
   4,678          --       4,678  Union Pacific Corp.                                          521,924          --        521,924
                                                                                          ------------  ----------  -------------
                                                                                             1,678,834          --      1,678,834
                                                                                          ============  ==========  =============

             SHARES                                                                                        VALUE
--------------------------------                                                          ---------------------------------------
                          AIM                                                                                            AIM
                      STRUCTURED                                                                                      STRUCTURED
   AIM        AIM        CORE                                                                  AIM          AIM          CORE
 S&P 500  STRUCTURED     FUND                                                                S&P 500    STRUCTURED       FUND
  INDEX      CORE      PRO FORMA                                                              INDEX        CORE       PRO FORMA
  FUND       FUND      COMBINING                                                              FUND         FUND       COMBINING
--------  ----------  ----------                                                          ------------  ----------  -------------
                                  REAL ESTATE MANAGEMENT & DEVELOPMENT--0.04%
   3,269          --       3,269  CB Richard Ellis Group, Inc.-Class A            (c)(d)  $     96,501  $       --  $      96,501
                                                                                          ============  ==========  =============
                                  REGIONAL BANKS--1.51%
   9,375          --       9,375  BB&T Corp.                                                   372,469          --        372,469
   3,306          --       3,306  Commerce Bancorp, Inc.                          (c)          121,429          --        121,429
   2,275          --       2,275  Compass Bancshares, Inc.                                     148,671          --        148,671
   9,505          --       9,505  Fifth Third Bancorp                                          339,233          --        339,233
   2,172          --       2,172  First Horizon National Corp.                    (c)           66,637          --         66,637
   6,299          --       6,299  Huntington Bancshares Inc.                                   108,406          --        108,406
   6,778          --       6,778  KeyCorp                                                      225,707          --        225,707
   1,309          --       1,309  M&T Bank Corp.                                  (c)          138,597          --        138,597
   4,475          --       4,475  Marshall & Ilsley Corp.                                      195,602          --        195,602
   9,949          --       9,949  National City Corp.                                          267,728          --        267,728
   5,957          --       5,957  PNC Financial Services Group, Inc.                           419,194          --        419,194
  12,177          --      12,177  Regions Financial Corp.                                      381,140          --        381,140
   6,162          --       6,162  SunTrust Banks, Inc.                                         485,258          --        485,258
   5,615          --       5,615  Synovus Financial Corp.                                      155,086          --        155,086
   1,900          --       1,900  Zions Bancorp.                                               134,140          --        134,140
                                                                                          ------------  ----------  -------------
                                                                                             3,559,297          --      3,559,297
                                                                                          ============  ==========  =============
                                  RESIDENTIAL REIT'S--0.28%
   1,678          --       1,678  Apartment Investment & Management Co.-Class A                 75,007          --         75,007
   3,851          --       3,851  Archstone-Smith Trust                                        226,439          --        226,439
   1,376          --       1,376  AvalonBay Communities, Inc.                                  157,387          --        157,387
   5,012          --       5,012  Equity Residential                                           201,683          --        201,683
                                                                                          ------------  ----------  -------------
                                                                                               660,516          --        660,516
                                                                                          ============  ==========  =============
                                  RESTAURANTS--0.77%
   2,442          --       2,442  Darden Restaurants, Inc.                                     101,587          --        101,587
  20,630          --      20,630  McDonald's Corp.                                           1,016,028          --      1,016,028
  12,800          --      12,800  Starbucks Corp.                                 (d)          352,640          --        352,640
   1,508          --       1,508  Wendy's International, Inc.                                   49,598          --         49,598
   9,050          --       9,050  Yum! Brands, Inc.                                            296,116          --        296,116
                                                                                          ------------  ----------  -------------
                                                                                             1,815,969          --      1,815,969
                                                                                          ============  ==========  =============
                                  RETAIL REIT'S --0.41%
   2,158          --       2,158  Developers Diversified Realty Corp.                          115,410          --        115,410
   4,234          --       4,234  General Growth Properties, Inc.                              210,472          --        210,472
   3,888       1,000       4,888  Kimco Realty Corp.                                           166,484      42,820        209,304
   3,859         800       4,659  Simon Property Group, Inc.                                   366,296      75,936        442,232
                                                                                          ------------  ----------  -------------
                                                                                               858,662     118,756        977,418
                                                                                          ============  ==========  =============
                                  SEMICONDUCTOR EQUIPMENT--0.44%
  23,880          --      23,880  Applied Materials, Inc.                                      510,077          --        510,077
   3,311          --       3,311  KLA-Tencor Corp.                                             190,283          --        190,283
   3,877          --       3,877  MEMC Electronic Materials, Inc.                 (d)          238,125          --        238,125
   2,200          --       2,200  Novellus Systems, Inc.                          (d)           60,214          --         60,214
   3,278          --       3,278  Teradyne, Inc.                                  (d)           48,809          --         48,809
                                                                                          ------------  ----------  -------------
                                                                                             1,047,508          --      1,047,508
                                                                                          ============  ==========  =============
                                  SEMICONDUCTORS--2.28%
   9,511          --       9,511  Advanced Micro Devices, Inc.                    (d)          123,643          --        123,643
   6,105          --       6,105  Altera Corp.                                                 145,360          --        145,360
   5,639          --       5,639  Analog Devices, Inc.                                         207,966          --        207,966
   8,039          --       8,039  Broadcom Corp.-Class A                          (d)          277,346          --        277,346
 100,399          --     100,399  Intel Corp.                                                2,585,274          --      2,585,274
   3,816          --       3,816  Linear Technology Corp.                                      129,706          --        129,706
  12,373          --      12,373  LSI Logic Corp.                                 (d)           85,250          --         85,250
   5,540          --       5,540  Maxim Integrated Products, Inc.                              166,255          --        166,255
  13,069          --      13,069  Micron Technology, Inc.                         (d)          149,640          --        149,640
   4,154          --       4,154  National Semiconductor Corp.                                 109,333          --        109,333
   6,270       2,050       8,320  NVIDIA Corp.                                    (d)          320,773     104,878        425,651
  24,774          --      24,774  Texas Instruments Inc.                                       848,262          --        848,262
   5,139          --       5,139  Xilinx, Inc.                                                 131,404          --        131,404
                                                                                          ------------  ----------  -------------
                                                                                             5,280,212     104,878      5,385,090
                                                                                          ============  ==========  =============
                                  SOFT DRINKS--1.76%
  34,726       2,200      36,926  Coca-Cola Co. (The)                                        1,867,564     118,316      1,985,880
   4,812          --       4,812  Coca-Cola Enterprises Inc.                      (c)          114,622          --        114,622
   2,300          --       2,300  Pepsi Bottling Group, Inc. (The)                              79,557          --         79,557
  28,148         750      28,898  PepsiCo, Inc.                                              1,914,908      51,022      1,965,930
                                                                                          ------------  ----------  -------------
                                                                                             3,976,651     169,338      4,145,989
                                                                                          ============  ==========  =============
                                  SPECIALIZED CONSUMER SERVICES--0.05%
   5,579          --       5,579  H&R Block, Inc.                                              110,687          --        110,687

             SHARES                                                                                        VALUE
--------------------------------                                                          ---------------------------------------
                          AIM                                                                                            AIM
                      STRUCTURED                                                                                      STRUCTURED
   AIM        AIM        CORE                                                                  AIM          AIM          CORE
 S&P 500  STRUCTURED     FUND                                                                S&P 500    STRUCTURED       FUND
  INDEX      CORE      PRO FORMA                                                              INDEX        CORE       PRO FORMA
  FUND       FUND      COMBINING                                                              FUND         FUND       COMBINING
--------  ----------  ----------                                                          ------------  ----------  -------------
                                  SPECIALIZED REIT'S--0.21%
   9,020          --       9,020  Host Hotels & Resorts Inc.                              $    201,056  $       --  $     201,056
   3,054          --       3,054  Plum Creek Timber Co., Inc.                     (c)          128,054          --        128,054
   2,120          --       2,120  Public Storage                                               160,654          --        160,654
                                                                                          ------------  ----------  -------------
                                                                                               489,764          --        489,764
                                                                                          ============  ==========  =============
                                  SPECIALIZED FINANCE--0.35%
   3,313          --       3,313  CIT Group, Inc.                                              124,469          --        124,469
     955          --         955  CME Group Inc.                                  (c)          529,834          --        529,834
   3,973          --       3,973  Moody's Corp.                                                182,162          --        182,162
                                                                                          ------------  ----------  -------------
                                                                                               836,465          --        836,465
                                                                                          ============  ==========  =============
                                  SPECIALTY CHEMICALS--0.18%
   3,028          --       3,028  Ecolab Inc.                                     (c)          126,146          --        126,146
   1,341          --       1,341  International Flavors & Fragrances Inc.                       67,358          --         67,358
   2,459          --       2,459  Rohm and Haas Co.                                            139,032          --        139,032
   2,268          --       2,268  Sigma-Aldrich Corp.                                          101,606          --        101,606
                                                                                          ------------  ----------  -------------
                                                                                               434,142          --        434,142
                                                                                          ============  ==========  =============
                                  SPECIALTY STORES --0.24%
   4,752          --       4,752  Office Depot, Inc.                              (d)          116,186          --        116,186
   1,297          --       1,297  OfficeMax Inc.                                                46,069          --         46,069
  12,359          --      12,359  Staples, Inc.                                                293,526          --        293,526
   2,362          --       2,362  Tiffany & Co.                                                121,241          --        121,241
                                                                                          ------------  ----------  -------------
                                                                                               577,022          --        577,022
                                                                                          ============  ==========  =============
                                  STEEL--0.31%
   1,765          --       1,765  Allegheny Technologies, Inc.                                 175,423          --        175,423
   5,206          --       5,206  Nucor Corp.                                                  275,397          --        275,397
   2,044         900       2,944  United States Steel Corp.                                    193,117      85,032        278,149
                                                                                          ------------  ----------  -------------
                                                                                               643,937      85,032        728,969
                                                                                          ============  ==========  =============
                                  SYSTEMS SOFTWARE--2.72%
   3,486       1,050       4,536  BMC Software, Inc.                              (c)(d)       106,741      32,151        138,892
   7,107          --       7,107  CA Inc.                                                      179,025          --        179,025
      --         650         650  McAfee Inc.                                     (d)                -      23,237         23,237
 145,481       5,800     151,281  Microsoft Corp.                                            4,179,669     166,634      4,346,303
   6,018          --       6,018  Novell, Inc.                                    (d)           44,774          --         44,774
  68,404          --      68,404  Oracle Corp.                                    (d)        1,387,233          --      1,387,233
  15,569          --      15,569  Symantec Corp.                                  (d)          292,853          --        292,853
                                                                                          ------------  ----------  -------------
                                                                                             6,190,295     222,022      6,412,317
                                                                                          ============  ==========  =============
                                  THRIFTS & MORTGAGE FINANCE--1.22%
  10,254          --      10,254  Countrywide Financial Corp.                                  203,542          --        203,542
  16,814         350      17,164  Fannie Mae                                                 1,103,167      22,963      1,126,130
  11,431         250      11,681  Freddie Mac                                                  704,264      15,403        719,667
   8,372          --       8,372  Hudson City Bancorp, Inc.                                    119,050          --        119,050
   1,446          --       1,446  MGIC Investment Corp.                           (c)           43,611          --         43,611
   6,239          --       6,239  Sovereign Bancorp, Inc.                         (c)          112,801          --        112,801
  15,362           -      15,362  Washington Mutual, Inc.                                      564,093          --        564,093
                                                                                          ------------  ----------  -------------
                                                                                             2,850,528      38,366      2,888,894
                                                                                          ============  ==========  =============
                                  TIRES & RUBBER--0.04%
   3,596          --       3,596  Goodyear Tire & Rubber Co. (The)                (c)(d)        99,465          --         99,465
                                                                                          ============  ==========  =============
                                  TOBACCO--1.28%
  36,344       1,900      38,244  Altria Group, Inc.                                         2,522,637     131,879      2,654,516
      --         150         150  Loews Corp - Carolina Group                                       --      11,418         11,418
   2,956          --       2,956  Reynolds American Inc.                                       195,451          --        195,451
   2,767         500       3,267  UST Inc.                                                     136,358      24,640        160,998
                                                                                          ------------  ----------  -------------
                                                                                             2,854,446     167,937      3,022,383
                                                                                          ============  ==========  =============
                                  TRADING COMPANIES & DISTRIBUTORS--0.05%
   1,227          --       1,227  W.W. Grainger, Inc.                                          112,405          --        112,405
                                                                                          ============  ==========  =============
                                  TRUCKING--0.02%
   1,058          --       1,058  Ryder System, Inc.                                            57,926          --         57,926

             SHARES                                                                                        VALUE
--------------------------------                                                          ---------------------------------------
                          AIM                                                                                            AIM
                      STRUCTURED                                                                                      STRUCTURED
   AIM        AIM        CORE                                                                  AIM          AIM          CORE
 S&P 500  Structured     Fund                                                                S&P 500    STRUCTURED       FUND
  Index      Core      Pro Forma                                                              INDEX        CORE       PRO FORMA
  Fund       Fund      Combining                                                              FUND         FUND       COMBINING
--------  ----------  ----------                                                          ------------  ----------  -------------
                                  WIRELESS TELECOMMUNICATION SERVICES--0.57%
   5,969          --       5,969  ALLTEL Corp.                                            $    407,444  $       --  $     407,444
  50,003          --      50,003  Sprint Nextel Corp.                                          946,057          --        946,057
                                                                                          ------------  ----------  -------------
                                                                                             1,353,501          --      1,353,501
                                                                                          ============  ==========  =============
                                  Total Common Stocks & Other Equity Interests
                                  (Cost $170,182,822)                                     $226,216,530   5,005,589    231,222,119

        PRINCIPAL AMOUNT
--------------------------------
                                  U.S. TREASURY BILLS--0.13%
$300,000(f)       --   $ 300,000  4.60%, 09/20/07 (Cost $299,272)                 (g)          299,272          --        299,272

             SHARES
--------------------------------
                                  MONEY MARKET FUNDS--1.72%
 2,001,571    31,329   2,032,900  Liquid Assets Portfolio-Institutional Class     (h)        2,001,571      31,329   2,032,900.00
 2,001,571    31,329   2,032,900  STIC Prime Portfolio-Institutional Class        (h)        2,001,571      31,329      2,032,900
                                                                                          ------------  ----------  -------------
                                  Total Money Market Funds (Cost $4,065,800)                 4,003,142      62,658      4,065,800
                                                                                          ------------  ----------  -------------
                                  TOTAL INVESTMENTS--99.87% (excluding
                                  investments purchased with cash collateral
                                  from securities loaned) (Cost $174,547,894)              230,518,944   5,068,247    235,587,191
                                                                                          ------------  ----------  -------------
                                  INVESTMENTS PURCHASED WITH CASH COLLATERAL
                                  FROM SECURITIES LOANED MONEY MARKET
                                  FUNDS--1.04%

 2,463,193        --   2,463,193  Liquid Assets Portfolio-Institutional Class
                                  (Cost $2,463,193)                               (h)(i)     2,463,193          --     2,463,193
                                  TOTAL INVESTMENTS--100.91%
                                  (Cost $177,011,087)                                      232,982,137   5,068,247    238,050,384
                                  OTHER ASSETS LESS LIABILITIES-(0.91%)                     (2,128,045)    (20,485)    (2,148,530)
                                                                                          ------------  ----------  -------------
                                  NET ASSETS--100.00%                                     $230,854,092  $5,047,762  $ 235,901,854
                                                                                          ============  ==========  =============

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Pro Forma Combining Schedule of Investments:

(a) At August 31, 2007, all securities held by AIM S&P 500 Index Fund comply with investment objectives, strategies and restrictions of AIM Structured Core Fund at August 31, 2007.

(b) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

(c)  All or a portion of this security is out on loan at August 31, 2007.

(d)  Non-income producing security.

(e)  Each unit represents one common share and one trust share.

(f) All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts.

(g) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h) Liquid Assets Portfolio and STIC Prime Portfolio are affiliated with of AIM S&P 500 Index Fund and AIM Structured Core Fund by having the same investment advisor.

(i) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS..

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
             OF AIM S&P 500 INDEX FUND INTO AIM STRUCTURED CORE FUND
                                 AUGUST 31, 2007
                                   (Unaudited)

                                                                                                          AIM
                                                                                                      STRUCTURED
                                                              AIM           AIM                        CORE FUND
                                                          AIM S&P 500   STRUCTURED                     PRO FORMA
                                                          INDEX FUND     CORE FUND   ADJUSTMENTS *     COMBINING
                                                         ------------   ----------   -------------   ------------
ASSETS:
Investments, at value **                                 $226,515,802   $5,005,589     $       --    $231,521,391
   (cost $165,852,715 - AIM S&P 500 Index Fund)
   (cost $4,629,379 - AIM Structured Core Fund)
   (cost $170,482,094 - Pro Forma Combining)
Investments in affiliated money market funds, at value      6,466,335       62,658             --       6,528,993
   (cost $6,466,335 - AIM S&P 500 Index Fund)
   (cost $62,658 - AIM Structured Core Fund)
   (cost $6,528,993 - Pro Forma Combining)
                                                         ------------   ----------     ----------    ------------
Total Investments                                         232,982,137    5,068,247             --     238,050,384
   (cost $172,319,050 - AIM S&P 500 Index Fund)
   (cost $4,692,037 - AIM Structured Core Fund)
   (cost $177,011,087 - Pro Forma Combining)
                                                         ============   ==========     ==========    ============
Receivables for:
   Variation Margin                                            52,850           --             --          52,850
   Investments sold                                            18,663           --             --          18,663
   Fund shares sold                                            12,972          200             --          13,172
   Dividends and interest                                     448,019        7,212             --         455,231
   Fund expenses absorbed                                          --       21,849             --          21,849
   Investment for trustee deferred compensation
      and retirement plans                                     17,283        3,823             --          21,106
Other assets                                                    5,643       13,895             --          19,538
                                                         ------------   ----------     ----------    ------------
         Total assets                                     233,537,567    5,115,226             --     238,652,793
                                                         ============   ==========     ==========    ============
LIABILITIES:
Payables for:
   Fund shares reacquired                                      10,250        2,000             --          12,250
   Trustee deferred compensation and retirement plans          30,077        3,823             --          33,900
   Collateral upon return of securities loaned              2,463,193           --             --       2,463,193
Accrued distribution fees                                      39,805       10,625             --          50,430
Accrued trustees' and officer's fees and benefits               1,094        2,619             --           3,713
Accrued transfer agent fees                                    97,950          485             --          98,435
Accrued operating expenses                                     41,106       47,912             --          89,018
                                                         ------------   ----------     ----------    ------------
         Total liabilities                                  2,683,476       67,464             --       2,750,940
                                                         ============   ==========     ==========    ============
Net assets applicable to shares outstanding              $230,854,092   $5,047,762     $       --    $235,901,854
                                                         ============   ==========     ==========    ============
NET ASSETS CONSIST OF:
Shares of beneficial interest                            $171,818,563   $4,603,929     $       --    $176,422,492
Undistributed net investment income                           634,555       13,050             --         647,605
Undistributed net realized gain (loss)                     (2,253,031)      54,573             --      (2,198,458)
Unrealized appreciation                                    60,654,005      376,210             --      61,030,215
                                                         ------------   ----------     ----------    ------------
                                                         $230,854,092   $5,047,762     $       --    $235,901,854
                                                         ============   ==========     ==========    ============
NET ASSETS:
Class A                                                  $         --   $1,531,541     $       --    $  1,531,541
Class B                                                  $         --   $  846,826     $       --    $    846,826
Class C                                                  $         --   $1,043,377     $       --    $  1,043,377
Class R                                                  $         --   $  683,903     $       --    $    683,903
Investor Class                                           $209,695,897   $       --     $       --    $209,695,897
Institutional Class                                      $ 21,158,195   $  942,115     $       --    $ 22,100,310

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                                            --      136,853             --         136,853
Class B                                                            --       75,999             --          75,999
Class C                                                            --       93,667             --          93,667
Class R                                                            --       61,242             --          61,242
Investor Class                                             13,649,688           --      5,086,613      18,736,301
Institutional Class                                         1,438,538       84,013        449,142       1,971,693

Class A:
   Net asset value per share                             $         --   $    11.19                   $      11.19
                                                         ------------   ----------     ----------    ------------
   Offering price per share:
      (Net asset value of $11.19 / 94.50% -
         AIM Structured Core Fund)                       $         --   $    11.84                   $      11.84
Class B:
   Net asset value and offering price per share          $         --   $    11.14                   $      11.14
Class C:
   Net asset value and offering price per share          $         --   $    11.14                   $      11.14
Class R:
   Net asset value and offering price per share          $         --   $    11.17                   $      11.17
Investor Class:
   Net asset value and offering price per share          $      15.36   $       --                   $      11.19
Institutional Class:
   Net asset value and offering price per share          $      14.71   $    11.21                   $      11.21

* Shares outstanding have been adjusted for the accumulated change in the number of shares of AIM S&P 500 Index Fund's shareholder accounts based on the relative value of AIM S&P 500 Index Fund's and AIM Structured Core Fund's Net asset value per share assuming the Reorganization would have taken place on August 31, 2007. As of August 31, 2007, Investor Class shares did not exist for AIM Structured Core Fund and will be added in connection with the Reorganization. Investor Class shares of AIM Structured Core Fund will commence operations at the Net asset value per share of AIM Structured Core Fund's Class A shares.

** At August 31, 2007, securities with an aggregate value of $2,431,911 were on loan to brokers for AIM S&P 500 Index Fund.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
             OF AIM S&P 500 INDEX FUND INTO AIM STRUCTURED CORE FUND
                       FOR THE YEAR ENDED AUGUST 31, 2007
                                   (Unaudited)

                                                                                                          AIM
                                                                                                       Structured
                                                             AIM           AIM                         Core Fund
                                                         AIM S&P 500    STRUCTURED                     PRO FORMA
                                                          INDEX FUND    CORE FUND    ADJUSTMENTS *     COMBINING
                                                         -----------   -----------   -------------   -------------
INVESTMENT INCOME:
Dividends                                                $ 4,291,871   $    71,627   $      --        $  4,363,498
      (net of foreign withholding tax of $0 -
         AIM S&P 500 Index Fund)
      (net of foreign withholding tax of $15 -
         AIM Structured Core Fund)
      (net of foreign withholding tax of $15 -
         Pro Forma Combining)
Dividends from affiliated money market funds                 174,342         2,161          --             176,503
      (including securities lending income of $1,690 -
         AIM S&P 500 Index Fund)
      (including securities lending income of $0 -
         AIM Structured Core Fund)
      (including securities lending income of $1,690 -
         Pro Forma Combining)
Interest                                                      91,046            --          --              91,046
                                                         -----------   -----------   ---------        ------------
      Total investment income                              4,557,259        73,788          --           4,631,047
                                                         ===========   ===========   =========        ============
EXPENSES:
Advisory fees                                                583,209        26,135     816,492(a)        1,425,836
Administrative services fees                                  63,655        50,000      (8,998)(b)         104,657
Custodian fees                                                23,607         5,351      (4,469)(c)          24,489
Distribution fees:
   Class A                                                        --         3,308          --               3,308
   Class B                                                        --         7,735          --               7,735
   Class C                                                        --         8,078          --               8,078
   Class R                                                        --         3,377          --               3,377
   Investor Class                                            531,562            --          --             531,562
Transfer agent fees--A, B, C, R & Investor                   368,891         3,285          --             372,176
Transfer agent fees--Institutional                            17,921            31          --              17,952
Trustees' and officer's fees and benefits                     23,133        16,417     (16,417)(d)          23,133
Registration & filing fees                                    31,365        91,412                         122,777
Reports to shareholders                                       39,026        17,272      (7,161)(e)          49,137
Professional services fees                                    63,317        70,118     (55,280)(f)          78,155
Other                                                         17,987         8,271          --              26,258
                                                         -----------   -----------   ---------        ------------
      Total expenses                                       1,763,673       310,790     724,167           2,798,630
                                                         ===========   ===========   =========        ============
Less: Fees waived, expenses reimbursed and expense
   offset arrangement(s)                                    (405,021)     (254,675)   (741,413)(a)      (1,401,109)
                                                         ===========   ===========   =========        ============
      Net expenses                                         1,358,652        56,115     (17,246)          1,397,521
                                                         ===========   ===========   =========        ============
Net investment income                                      3,198,607        17,673      17,246           3,233,526
                                                         ===========   ===========   =========        ============
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
   SECURITIES AND FUTURES CONTRACTS:
Net realized gain (loss) from:
      Investment securities                                6,163,625       100,642          --           6,264,267
      Futures contracts                                      814,919            --          --             814,919
                                                         -----------   -----------   ---------        ------------
                                                           6,978,544       100,642          --           7,079,186
                                                         ===========   ===========   =========        ============
Net unrealized appreciation (depreciation) of:
      Investment securities                               21,507,601       272,805          --          21,780,406
      Futures contracts                                     (104,877)           --          --            (104,877)
                                                         -----------   -----------   ---------        ------------
                                                          21,402,724       272,805          --          21,675,529
                                                         ===========   ===========   =========        ============
Net gain from investment securities, foreign
   currencies and futures contracts                       28,381,268       373,447          --          28,754,715
                                                         ===========   ===========   =========        ============
Net increase in net assets resulting from operations     $31,579,875   $   391,120   $  17,246        $ 31,988,241
                                                         ===========   ===========   =========        ============

*    SEE NOTE 2 PRO FORMA ADJUSTMENTS.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
             OF AIM S&P 500 INDEX FUND INTO AIM STRUCTURED CORE FUND
                                 AUGUST 31, 2007
                                   (UNAUDITED)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The accompanying unaudited pro forma combining statements have been prepared to give effect to the proposed Agreement and Plan of Reorganization (the "Plan") of AIM S&P 500 Index Fund ("Selling Fund") into AIM Structured Core Fund ("Buying Fund"), as if the reorganization had occurred at the beginning of the fiscal year ending August 31, 2007. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the reorganization been consummated on September 1, 2006.

     The accompanying unaudited pro forma combining Schedule of Investments and Statement of Assets and Liabilities reflect the financial position of the Buying Fund and the Selling Fund as of August 31, 2007. The unaudited pro forma combining Statement of Operations reflects the results of operations for the twelve month period ending August 31, 2007 for both funds. These statements have been derived from the audited financial statements prepared for the Buying Fund as of its fiscal year ending August 31, 2007 and from the books and records used in calculating daily net asset values of the Selling Fund at and for the twelve months ended August 31, 2007.

     The Plan will be accounted for as a tax-free reorganization of investment companies. Selling Fund and Buying Fund are both registered open-end management investment companies that issue their shares in separate series. The Plan would be accomplished by an exchange of shares of Buying Fund for the net assets of Selling Fund and the distribution of Buying Fund shares to Selling Fund shareholders. If the Plan were to have taken place at August 31, 2007, Selling Fund - Investor Class shareholders would have received 18,736,301 shares of Buying Fund - Investor Class shares and Selling Fund - Institutional Class shareholders would have received 1,887,680 shares of Buying Fund - Institutional Class shares. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, the Buying Fund, and the results of operations of the Buying Fund for pre-reorganization periods will not be restated.

     The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenues and expenses during the reporting period. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The merger adjustments represent those adjustments needed to present the results of operations of the pro forma combined Buying Fund as if the proposed merger had taken effect on August 31, 2007. Actual results could differ from those estimates.

     The pro forma financial statements should be read in conjunction with the historical financial statements of Selling Fund and Buying Fund.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Under the terms of the investment advisory contract of the Buying Fund, the advisory fees based on pro forma combined net assets for the year ended August 31, 2007 are $1,425,836. The Advisory fees were adjusted to reflect the advisory fee rates in effect for the Buying Fund. Correspondingly, Advisory fee waivers have been adjusted to reflect the contractual agreement by the advisor to waive advisory fees and/or reimburse expenses through at least June 30, 2009 as part the contractual expense limitation agreement of the Buying Fund. Upon closing of the reorganization, the advisor for the Buying Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 0.60%, 1.35%, 1.35%, 0.85%, 0.60% and 0.35% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash.

(b) Pursuant to the master administrative services agreement for Buying Fund, fees paid on pro forma combined assets for the year ended August 31, 2007 are $104,657. The administrative services fees were adjusted to eliminate the duplicative costs of administering two funds.

(c) Custodian fees were reduced by $4,469 to reflect the transaction costs on the pro forma combined assets for the year ended August 31, 2007.

(d) Trustees' and Officer's fees and benefits were reduced by $16,417 to eliminate the effects of duplicative fixed costs of retainer and meeting fees.

(e) Reports to shareholders fees were reduced by $7,161 to adjust for the duplicative fixed costs of production and typesetting costs.

(f) Professional services fees were reduced by $55,280 to eliminate the effects of duplicative fees for audit and legal services.

NOTE 3 - REORGANIZATION COSTS

Selling Fund is expected to incur an estimated $90,000 in reorganization costs. These costs represent the estimated non recurring expense of Selling Fund carrying out their obligations under the Plan and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganizations. The reorganization costs related to Selling Fund are estimated to be $90,000 and AIM has agreed to pay 100% of these costs. Buying Fund is expected to incur approximately $60,000 of expenses in connection with the Reorganization and AIM has agreed to pay 100% of these costs.

NOTE 4 - ACCOUNTING SURVIVOR

The Buying Fund has been determined to be the accounting survivor. The portfolio management team, portfolio composition strategies, investment objective, policies and restrictions and expense structure of the surviving fund will be those of the Buying Fund.

NOTE 5 - SECURITY VALUATION POLICY

Securities, including restricted securities, are valued according to the following policy.

     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

     Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

NOTE 6 - FEDERAL INCOME TAXES

The Selling Fund and the Buying Fund intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the pro forma financial statements.

                                                                   APPENDIX III
AIM Structured Core Fund

SCHEDULE OF INVESTMENTS(A)

August 31, 2007

                                               SHARES     VALUE
------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.17%

ADVERTISING-0.20%

Omnicom Group Inc.                                200   $   10,186
==================================================================

AEROSPACE & DEFENSE-1.93%

Honeywell International Inc.                      500       28,075
------------------------------------------------------------------
Lockheed Martin Corp.                             700       69,398
==================================================================
                                                            97,473
==================================================================

APPLICATION SOFTWARE-0.12%

Compuware Corp.(b)                                750        6,083
==================================================================

AUTO PARTS & EQUIPMENT-0.13%

WABCO Holdings Inc.                               150        6,789
==================================================================

AUTOMOBILE MANUFACTURERS-0.52%

General Motors Corp.                              850       26,129
==================================================================

AUTOMOTIVE RETAIL-0.72%

AutoZone, Inc.(b)                                 300       36,387
==================================================================

BIOTECHNOLOGY-0.70%

Biogen Idec Inc.(b)                               550       35,101
==================================================================

BROADCASTING & CABLE TV-0.16%

CBS Corp.-Class B                                 250        7,878
==================================================================

COMMUNICATIONS EQUIPMENT-5.33%

Cisco Systems, Inc.(b)                          5,000      159,600
------------------------------------------------------------------
Juniper Networks, Inc.(b)                       2,150       70,778
------------------------------------------------------------------
Research In Motion Ltd. (Canada)(b)               450       38,434
==================================================================
                                                           268,812
==================================================================

COMPUTER & ELECTRONICS RETAIL-1.48%

RadioShack Corp.                                3,150       74,875
==================================================================

COMPUTER HARDWARE-6.80%

Apple Inc.(b)                                   1,000      138,480
------------------------------------------------------------------
Hewlett-Packard Co.                             2,850      140,647
------------------------------------------------------------------
International Business Machines Corp.             550       64,180
==================================================================
                                                           343,307
==================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.35%

Terex Corp.(b)                                    850       67,898
==================================================================

CONSUMER FINANCE-0.23%

Discover Financial Services(b)                    500       11,570
==================================================================

                                               SHARES     VALUE
------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-1.28%

Broadridge Financial Solutions Inc.               350   $    6,360
------------------------------------------------------------------
Electronic Data Systems Corp.                   1,050       24,035
------------------------------------------------------------------
MasterCard, Inc.-Class A                          250       34,247
==================================================================
                                                            64,642
==================================================================

DEPARTMENT STORES-1.29%

Kohl's Corp.(b)                                 1,100       65,230
==================================================================

DIVERSIFIED CHEMICALS-0.91%

Dow Chemical Co. (The)                            450       19,184
------------------------------------------------------------------
E. I. du Pont de Nemours and Co.                  550       26,812
==================================================================
                                                            45,996
==================================================================

DIVERSIFIED METALS & MINING-0.83%

Southern Copper Corp.                             400       42,100
==================================================================

ELECTRIC UTILITIES-0.35%

American Electric Power Co., Inc.                 200        8,896
------------------------------------------------------------------
Reliant Energy Inc.(b)                            350        8,929
==================================================================
                                                            17,825
==================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.46%

Emerson Electric Co.                            1,500       73,845
==================================================================

ELECTRONIC MANUFACTURING SERVICES-0.28%

Tyco Electronics Ltd.(b)                          400       13,948
==================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.21%

Mosaic Co. (The)(b)                               250       10,505
==================================================================

FOOD RETAIL-1.58%

Kroger Co. (The)                                2,400       63,792
------------------------------------------------------------------
Safeway Inc.                                      500       15,865
==================================================================
                                                            79,657
==================================================================

FOOTWEAR-0.78%

NIKE, Inc.-Class B                                700       39,438
==================================================================

GENERAL MERCHANDISE STORES-1.30%

Big Lots, Inc.(b)                               2,200       65,494
==================================================================

HEALTH CARE DISTRIBUTORS-1.50%

AmerisourceBergen Corp.                         1,300       62,205
------------------------------------------------------------------
McKesson Corp.                                    100        5,721
------------------------------------------------------------------
PharMerica Corp.(b)                               450        7,985
==================================================================
                                                            75,911
==================================================================

HEALTH CARE EQUIPMENT-0.28%

Covidien Ltd.(b)                                  350       13,941
==================================================================

AIM Structured Core Fund

                                               SHARES     VALUE
------------------------------------------------------------------

HOUSEHOLD PRODUCTS-0.52%

Colgate-Palmolive Co.                             300   $   19,896
------------------------------------------------------------------
Procter & Gamble Co. (The)                        100        6,531
==================================================================
                                                            26,427
==================================================================

HOUSEWARES & SPECIALTIES-0.28%

Newell Rubbermaid Inc.                            550       14,185
==================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.42%

Dynegy Inc.-Class A(b)                          2,650       21,439
==================================================================

INDUSTRIAL CONGLOMERATES-2.43%

General Electric Co.                            3,150      122,440
==================================================================

INDUSTRIAL MACHINERY-1.47%

Illinois Tool Works Inc.                        1,200       69,804
------------------------------------------------------------------
SPX Corp.                                          50        4,503
==================================================================
                                                            74,307
==================================================================

INDUSTRIAL REIT'S-0.42%

ProLogis                                          350       21,056
==================================================================

INTEGRATED OIL & GAS-8.08%

Chevron Corp.                                     600       52,656
------------------------------------------------------------------
Exxon Mobil Corp.                               3,200      274,336
------------------------------------------------------------------
Marathon Oil Corp.                              1,500       80,835
==================================================================
                                                           407,827
==================================================================

INTEGRATED TELECOMMUNICATION SERVICES-4.59%

AT&T Inc.                                         700       27,909
------------------------------------------------------------------
Qwest Communications International Inc.(b)      9,450       84,577
------------------------------------------------------------------
Verizon Communications Inc.                     2,850      119,358
==================================================================
                                                           231,844
==================================================================

INTERNET RETAIL-0.62%

Amazon.com, Inc.(b)                               150       11,987
------------------------------------------------------------------
IAC/InterActiveCorp(b)                            700       19,453
==================================================================
                                                            31,440
==================================================================

INVESTMENT BANKING & BROKERAGE-4.09%

Goldman Sachs Group, Inc. (The)                   500       88,005
------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         550       40,535
------------------------------------------------------------------
Morgan Stanley                                  1,250       77,962
==================================================================
                                                           206,502
==================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.58%

S&P 500 Depositary Receipts Trust-Series 1        200       29,518
==================================================================

                                               SHARES     VALUE
------------------------------------------------------------------

LEISURE PRODUCTS-2.04%

Hasbro, Inc.                                    1,050   $   29,620
------------------------------------------------------------------
Mattel, Inc.                                    3,400       73,542
==================================================================
                                                           103,162
==================================================================

METAL & GLASS CONTAINERS-0.57%

Owens-Illinois, Inc.(b)                           600       24,132
------------------------------------------------------------------
Pactiv Corp.(b)                                   150        4,388
==================================================================
                                                            28,520
==================================================================

MOTORCYCLE MANUFACTURERS-0.64%

Harley-Davidson, Inc.                             600       32,274
==================================================================

MULTI-LINE INSURANCE-3.40%

American International Group, Inc.              1,850      122,100
------------------------------------------------------------------
Loews Corp.                                     1,050       49,360
==================================================================
                                                           171,460
==================================================================

MULTI-UTILITIES-1.28%

PG&E Corp.                                        800       35,600
------------------------------------------------------------------
Xcel Energy, Inc.                               1,400       28,854
==================================================================
                                                            64,454
==================================================================

OFFICE ELECTRONICS-0.58%

Xerox Corp.                                     1,700       29,121
==================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.14%

Devon Energy Corp.                                300       22,593
------------------------------------------------------------------
Encana Corp (Canada)                              600       35,100
==================================================================
                                                            57,693
==================================================================

OIL & GAS REFINING & MARKETING-1.05%

Tesoro Corp.                                    1,000       49,330
------------------------------------------------------------------
Valero Energy Corp.                                50        3,426
==================================================================
                                                            52,756
==================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-6.68%

Bank of America Corp.                           2,350      119,098
------------------------------------------------------------------
Citigroup Inc.                                  1,800       84,384
------------------------------------------------------------------
JPMorgan Chase & Co.                            3,000      133,560
==================================================================
                                                           337,042
==================================================================

PHARMACEUTICALS-7.05%

Forest Laboratories, Inc.(b)                    1,850       69,615
------------------------------------------------------------------
King Pharmaceuticals, Inc.(b)                   1,850       27,806
------------------------------------------------------------------
Merck & Co. Inc.                                2,450      122,916
------------------------------------------------------------------
Pfizer Inc.                                     5,450      135,378
==================================================================
                                                           355,715
==================================================================

AIM Structured Core Fund

                                               SHARES     VALUE
------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-1.57%

ACE Ltd.                                          100   $    5,776
------------------------------------------------------------------
Allstate Corp. (The)                              600       32,850
------------------------------------------------------------------
Travelers Cos., Inc. (The)                        800       40,432
==================================================================
                                                            79,058
==================================================================

RETAIL REIT'S-2.35%

Kimco Realty Corp.                              1,000       42,820
------------------------------------------------------------------
Simon Property Group, Inc.                        800       75,936
==================================================================
                                                           118,756
==================================================================

SEMICONDUCTORS-2.08%

NVIDIA Corp.(b)                                 2,050      104,878
==================================================================

SOFT DRINKS-3.35%

Coca-Cola Co. (The)                             2,200      118,316
------------------------------------------------------------------
PepsiCo, Inc.                                     750       51,022
==================================================================
                                                           169,338
==================================================================

STEEL-1.68%

United States Steel Corp.                         900       85,032
==================================================================

SYSTEMS SOFTWARE-4.40%

BMC Software, Inc.(b)                           1,050       32,151
------------------------------------------------------------------
McAfee Inc.(b)                                    650       23,237
------------------------------------------------------------------
Microsoft Corp.                                 5,800      166,634
==================================================================
                                                           222,022
==================================================================

                                               SHARES     VALUE
------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.76%

Fannie Mae                                        350   $   22,963
------------------------------------------------------------------
Freddie Mac                                       250       15,403
==================================================================
                                                            38,366
==================================================================

TOBACCO-3.33%

Altria Group, Inc.                              1,900      131,879
------------------------------------------------------------------
Loews Corp-Carolina Group                         150       11,418
------------------------------------------------------------------
UST Inc.                                          500       24,640
==================================================================
                                                           167,937
==================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,629,379)                        5,005,589
==================================================================

MONEY MARKET FUNDS-1.24%

Liquid Assets Portfolio-Institutional
  Class(c)                                     31,329       31,329
------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)       31,329       31,329
==================================================================
    Total Money Market Funds (Cost $62,658)                 62,658
==================================================================
TOTAL INVESTMENTS-100.41% (Cost $4,692,037)              5,068,247
==================================================================
OTHER ASSETS LESS LIABILITIES-(0.41)%                      (20,485)
==================================================================
NET ASSETS-100.00%                                      $5,047,762
__________________________________________________________________
==================================================================

Investment Abbreviations:

REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Structured Core Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2007

ASSETS:

Investments, at value (Cost $4,629,379)          $5,005,589
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $62,658)                                     62,658
===========================================================
Total investments (Cost $4,692,037)               5,068,247
===========================================================
Receivables for:
  Fund shares sold                                      200
-----------------------------------------------------------
  Dividends                                           7,212
-----------------------------------------------------------
  Fund expenses absorbed                             21,849
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                3,823
-----------------------------------------------------------
Other assets                                         13,895
===========================================================
    Total assets                                  5,115,226
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              2,000
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             3,823
-----------------------------------------------------------
Accrued distribution fees                            10,625
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            2,619
-----------------------------------------------------------
Accrued transfer agent fees                             485
-----------------------------------------------------------
Accrued operating expenses                           47,912
===========================================================
    Total liabilities                                67,464
===========================================================
Net assets applicable to shares outstanding      $5,047,762
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $4,603,929
-----------------------------------------------------------
Undistributed net investment income                  13,050
-----------------------------------------------------------
Undistributed net realized gain                      54,573
-----------------------------------------------------------
Unrealized appreciation                             376,210
===========================================================
                                                 $5,047,762
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                          $1,531,541
___________________________________________________________
===========================================================
Class B                                          $  846,826
___________________________________________________________
===========================================================
Class C                                          $1,043,377
___________________________________________________________
===========================================================
Class R                                          $  683,903
___________________________________________________________
===========================================================
Institutional Class                              $  942,115
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                             136,853
___________________________________________________________
===========================================================
Class B                                              75,999
___________________________________________________________
===========================================================
Class C                                              93,667
___________________________________________________________
===========================================================
Class R                                              61,242
___________________________________________________________
===========================================================
Institutional Class                                  84,013
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                      $    11.19
-----------------------------------------------------------
  Offering price per share
    (Net asset value of $11.19 divided by
      94.50%)                                    $    11.84
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share   $    11.14
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share   $    11.14
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share   $    11.17
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share   $    11.21
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Structured Core Fund

STATEMENT OF OPERATIONS

For the year ended August 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $15)           $  71,627
-----------------------------------------------------------------------
Dividends from affiliated money market funds                      2,161
=======================================================================
    Total investment income                                      73,788
=======================================================================

EXPENSES:

Advisory fees                                                    26,135
-----------------------------------------------------------------------
Administrative services fees                                     50,000
-----------------------------------------------------------------------
Custodian fees                                                    5,351
-----------------------------------------------------------------------
Distribution fees:
  Class A                                                         3,308
-----------------------------------------------------------------------
  Class B                                                         7,735
-----------------------------------------------------------------------
  Class C                                                         8,078
-----------------------------------------------------------------------
  Class R                                                         3,377
-----------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              3,285
-----------------------------------------------------------------------
Transfer agent fees -- Institutional                                 31
-----------------------------------------------------------------------
Trustees' and officer's fees and benefits                        16,417
-----------------------------------------------------------------------
Registration and filing fees                                     91,412
-----------------------------------------------------------------------
Reports to shareholders                                          17,272
-----------------------------------------------------------------------
Professional services fees                                       70,118
-----------------------------------------------------------------------
Other                                                             8,272
=======================================================================
    Total expenses                                              310,791
=======================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                               (255,653)
=======================================================================
    Net expenses                                                 55,138
=======================================================================
Net investment income                                            18,650
=======================================================================

REALIZED AND UNREALIZED GAIN FROM:

Net realized gain from investment securities                    100,642
=======================================================================
Change in net unrealized appreciation of investment
  securities                                                    272,805
=======================================================================
Net realized and unrealized gain                                373,447
=======================================================================
Net increase in net assets resulting from operations          $ 392,097
_______________________________________________________________________
=======================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Structured Core Fund

STATEMENT OF CHANGES IN NET ASSETS

For the year ended August 31, 2007 and the period March 31, 2006 (commencement date) through August 31, 2006

                                                                 2007          2006
--------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   18,650    $    9,240
--------------------------------------------------------------------------------------
  Net realized gain (loss)                                       100,642       (46,069)
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation                          272,805       103,405
======================================================================================
    Net increase in net assets resulting from operations         392,097        66,576
======================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (20,605)           --
--------------------------------------------------------------------------------------
  Class B                                                         (7,234)           --
--------------------------------------------------------------------------------------
  Class C                                                         (6,815)           --
--------------------------------------------------------------------------------------
  Class R                                                         (9,690)           --
--------------------------------------------------------------------------------------
  Institutional Class                                            (11,700)           --
======================================================================================
    Decrease in net assets resulting from distributions          (56,044)           --
======================================================================================
Share transactions-net:
  Class A                                                        446,057       960,946
--------------------------------------------------------------------------------------
  Class B                                                        143,523       630,331
--------------------------------------------------------------------------------------
  Class C                                                        364,389       615,597
--------------------------------------------------------------------------------------
  Class R                                                         13,698       600,010
--------------------------------------------------------------------------------------
  Institutional Class                                            270,572       600,010
======================================================================================
    Net increase in net assets resulting from share
     transactions                                              1,238,239     3,406,894
======================================================================================
    Net increase in net assets                                 1,574,292     3,473,470
======================================================================================

NET ASSETS:

  Beginning of year                                            3,473,470            --
======================================================================================
  End of year (including undistributed net investment income
    of $13,050 and $50,421, respectively)                     $5,047,762    $3,473,470
______________________________________________________________________________________
======================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Structured Core Fund

NOTES TO FINANCIAL STATEMENTS

August 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Structured Core Fund (the "Fund") is a series portfolio of AIM Counselor Series Trust (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Structured Core Fund


       The Fund may receive proceeds from litigation settlements involving Fund investments. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.60%
--------------------------------------------------------------------
Next $250 million                                             0.575%
--------------------------------------------------------------------
Next $500 million                                             0.55%
--------------------------------------------------------------------
Next $1.5 billion                                             0.525%
--------------------------------------------------------------------
Next $2.5 billion                                             0.50%
--------------------------------------------------------------------
Next $2.5 billion                                             0.475%
--------------------------------------------------------------------
Next $2.5 billion                                             0.45%
--------------------------------------------------------------------
Over $10 billion                                              0.425%
 ___________________________________________________________________
====================================================================


    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc., AIM pays INVESCO Institutional (N.A.), Inc. 40% of the amount of AIM's compensation on the sub-advised assets.

AIM Structured Core Fund


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25% and 0.75% of average daily net assets, respectively, through at least June 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with INVESCO PLC ("INVESCO") (formerly "AMVESCAP PLC") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit used to offset custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended August 31, 2007, AIM waived advisory fees and reimbursed expenses of $251,470 and reimbursed class level expenses of $1,173, $686, $716, $599, and $31 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively.

    At the request of the Trustees of the Trust, INVESCO agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2007, INVESCO did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended August 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended August 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2007, ADI advised the Fund that it retained $1,291 in front-end sales commissions from the sale of Class A shares and $0, $50, $32 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended August 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               08/31/06          AT COST          FROM SALES         08/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class             $   --           $408,108          $(376,779)         $31,329        $1,083
-------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class                 --            408,108           (376,779)          31,329         1,078
=================================================================================================
  Total
    Investments
    in
    Affiliates      $   --           $816,216          $(753,558)         $62,658        $2,161
_________________________________________________________________________________________________
=================================================================================================

AIM Structured Core Fund

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended August 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $978.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended August 31, 2007, the Fund paid legal fees of $4,631 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended August 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended August 31, 2007 and the period March 31, 2006 (commencement date) through August 31, 2006 was as follows:

                                                               2007      2006
-----------------------------------------------------------------------------
Distributions paid from Ordinary income:                      $56,044     $--
_____________________________________________________________________________
=============================================================================

AIM Structured Core Fund

TAX COMPONENTS OF NET ASSETS:

As of August 31, 2007, the components of net assets on a tax basis were as follows:

                                                                   2007
--------------------------------------------------------------------------
Undistributed ordinary income                                   $   15,969
--------------------------------------------------------------------------
Undistributed long-term gain                                        55,275
--------------------------------------------------------------------------
Net unrealized appreciation -- investments                         375,508
--------------------------------------------------------------------------
Temporary book/tax differences                                      (2,919)
--------------------------------------------------------------------------
Shares of beneficial interest                                    4,603,929
==========================================================================
  Total net assets                                              $5,047,762
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation.

    The Fund utilized $43,754 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of August 31, 2007.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2007 was $4,564,916 and $3,373,673, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $   543,303
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (167,795)
===============================================================================
Net unrealized appreciation of investment securities              $   375,508
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $4,692,739.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of excise taxes on August 31, 2007, undistributed net investment income was increased by $23 and shares of beneficial interest decreased by $23. This reclassification had no effect on the net assets of the Fund.

AIM Structured Core Fund


NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                          CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                                                               MARCH 31, 2006
                                                                                                (COMMENCEMENT
                                                                    YEAR ENDED                  DATE) THROUGH
                                                                AUGUST 31, 2007(a)             AUGUST 31, 2006
                                                              -----------------------      -----------------------
                                                              SHARES         AMOUNT        SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     44,275       $  491,285      98,774       $  981,684
------------------------------------------------------------------------------------------------------------------
  Class B                                                     16,451          183,040      66,127          660,015
------------------------------------------------------------------------------------------------------------------
  Class C                                                     32,644          369,797      61,527          615,597
------------------------------------------------------------------------------------------------------------------
  Class R                                                        361            4,008      60,001          600,010
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         22,949          258,872      60,001          600,010
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,872           20,605          --               --
------------------------------------------------------------------------------------------------------------------
  Class B                                                        656            7,234          --               --
------------------------------------------------------------------------------------------------------------------
  Class C                                                        618            6,815          --               --
------------------------------------------------------------------------------------------------------------------
  Class R                                                        880            9,690          --               --
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,063           11,700          --               --
==================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        223            2,548          --               --
------------------------------------------------------------------------------------------------------------------
  Class B                                                       (223)          (2,548)         --               --
==================================================================================================================
Reacquired:
  Class A                                                     (6,193)         (68,381)     (2,098)         (20,738)
------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,915)         (44,203)     (3,097)         (29,684)
------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,122)         (12,223)         --               --
==================================================================================================================
                                                              110,539      $1,238,239      341,235      $3,406,894
__________________________________________________________________________________________________________________
==================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 5% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

      In addition, 67% of the outstanding shares of the Fund are owned by AIM.

NOTE 11--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending August 31, 2008 as required.

AIM Structured Core Fund


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                              -----------------------------------
                                                                                 MARCH 31, 2006
                                                                 YEAR            (COMMENCEMENT
                                                                ENDED            DATE) THROUGH
                                                              AUGUST 31,           AUGUST 31,
                                                                 2007                 2006
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.19              $ 10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.08(a)              0.04
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.10                 0.15
=================================================================================================
    Total from investment operations                              1.18                 0.19
=================================================================================================
Less dividends from net investment income                        (0.18)                  --
=================================================================================================
Net asset value, end of period                                 $ 11.19              $ 10.19
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  11.60%                1.90%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 1,532              $   985
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.02%(c)             1.06%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               6.88%(c)            10.44%(d)
=================================================================================================
Ratio of net investment income to average net assets              0.67%(c)             0.95%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          79%                  25%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,323,329
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                            CLASS B
                                                              -----------------------------------
                                                                                 MARCH 31, 2006
                                                                                 (COMMENCEMENT
                                                              YEAR ENDED         DATE) THROUGH
                                                              AUGUST 31,           AUGUST 31,
                                                                 2007                 2006
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.16              $ 10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)             0.01
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.10                 0.15
=================================================================================================
    Total from investment operations                              1.09                 0.16
=================================================================================================
Less dividends from net investment income                        (0.11)                  --
=================================================================================================
Net asset value, end of period                                 $ 11.14              $ 10.16
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  10.74%                1.60%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $   847              $   640
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.77%(c)             1.81%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               7.63%(c)            11.19%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets      (0.08)%(c)            0.20%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          79%                  25%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $773,468.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Structured Core Fund

                                                                            CLASS C
                                                              -----------------------------------
                                                                                 MARCH 31, 2006
                                                                                 (COMMENCEMENT
                                                              YEAR ENDED         DATE) THROUGH
                                                              AUGUST 31,           AUGUST 31,
                                                                 2007                 2006
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.16              $ 10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)             0.01
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.10                 0.15
=================================================================================================
    Total from investment operations                              1.09                 0.16
=================================================================================================
Less dividends from net investment income                        (0.11)                  --
=================================================================================================
Net asset value, end of period                                 $ 11.14              $ 10.16
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  10.74%                1.60%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 1,043              $   625
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.77%(c)             1.81%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               7.63%(c)            11.19%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets      (0.08)%(c)            0.20%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          79%                  25%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $807,840.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                            CLASS R
                                                              -----------------------------------
                                                                                 MARCH 31, 2006
                                                                                 (COMMENCEMENT
                                                              YEAR ENDED         DATE) THROUGH
                                                              AUGUST 31,           AUGUST 31,
                                                                 2007                 2006
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.18              $ 10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.05(a)              0.03
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.10                 0.15
=================================================================================================
    Total from investment operations                              1.15                 0.18
=================================================================================================
Less dividends from net investment income                        (0.16)                  --
=================================================================================================
Net asset value, end of period                                 $ 11.17              $ 10.18
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  11.33%                1.80%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $   684              $   611
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.27%(c)             1.31%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               7.13%(c)            10.69%(d)
=================================================================================================
Ratio of net investment income to average net assets              0.42%(c)             0.70%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          79%                  25%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $675,367.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Structured Core Fund

                                                                      INSTITUTIONAL CLASS
                                                              -----------------------------------
                                                                                 MARCH 31, 2006
                                                                                 (COMMENCEMENT
                                                              YEAR ENDED         DATE) THROUGH
                                                              AUGUST 31,           AUGUST 31,
                                                                 2007                 2006
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.20              $ 10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.10(a)              0.05
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.10                 0.15
=================================================================================================
    Total from investment operations                              1.20                 0.20
=================================================================================================
Less dividends from net investment income                        (0.19)                  --
=================================================================================================
Net asset value, end of period                                 $ 11.21              $ 10.20
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  11.85%                2.00%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $   942              $   612
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.77%(c)             0.80%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               6.55%(c)            10.14%(d)
=================================================================================================
Ratio of net investment income to average net assets              0.92%(c)             1.21%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          79%                  25%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $775,848.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing; and

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in INVESCO PLC's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated

AIM Structured Core Fund

Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the INVESCO defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

                                     PART C
                                OTHER INFORMATION

Item 15.   Indemnification

           Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant's Second Amended and Restated Agreement and Declaration of Trust and
           Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 16(1) and (2) above. Under the Second Amended and Restated Agreement and Declaration of Trust dated December 6, 2005, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust Act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

           The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to $60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

           Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

           Section 7 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between AIM and INVESCO Institutional (N.A.), Inc. provides that the Sub-advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisor in the performance by the Sub-advisor of its duties or from reckless disregard by the Sub-advisor of its obligations and duties under the Sub-Advisory Contract.

           Section 7 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between AIM and INVESCO Senior Secured Management, Inc. provides that the Sub-advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisor in the performance by the Sub-advisor of its duties or from reckless disregard by the Sub-advisor of its obligations and duties under the Sub-Advisory Contract.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act will be governed by the final adjudication of such issue.

Item 16.        Exhibits

(1)(a)     -    (1) Second Amended and Restated Agreement and Declaration of
                Trust of Registrant dated December 6, 2005 incorporated herein by reference to Registrant's PEA No. 19 on Form N-1A, filed on December 7, 2005.

           - (2) Amendment No. 1, dated January 9, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant, dated December 6, 2005 incorporated herein by reference to Registrant's PEA No. 21 on Form N-1A, filed on January 13, 2006.

           - (3) Amendment No. 2, dated May 24, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant, dated December 6, 2005 incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on September 22, 2006.

           - (4) Amendment No. 3, dated July 5, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant, dated December 6, 2005 incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on September 22, 2006.

           - (5) Amendment No. 4, dated September 19, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant, dated December 6, 2005 incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on September 22, 2006.

           - (6) Amendment No. 5, dated April 23, 207, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant dated December 6, 2005, incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (7) Amendment No. 6, dated October 16, 2007, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant dated December 6, 2005, incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

(2)(a)     -    (1) Amended and Restated Bylaws dated September 14, 2005
                incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October 19, 2005.

           - (2) Amendment to Amended and Restated Bylaws of Registrant, adopted effective August 1, 2006 incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on September 22, 2006.

           - (3) Amendment No. 2 to Amended and Restated Bylaws of Registrant, adopted effective March 23, 2006, incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

(3)        -    Voting Trust Agreements - None.

(4)        -    Agreement and Plan of Reorganization by and among the Registrant on behalf of AIM S&P 500 Index Fund and AIM Structured Core
                Fund, is attached as Appendix I to the Combined Proxy Statement
                Prospectus relating to AIM S&P 500 Index Fund contained in this
                Registration Statement.

(5)        -    Articles II, VI, VII, VIII and IX of the Second Amended and
                Restated Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated Bylaws, as amended, define rights of holders of shares.

(6)(a)     -    (1) Master Investment Advisory Agreement dated November 25, 2003 between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1, 2004.

           - (2) Amendment No. 1 to the Master Investment Advisory Agreement, dated as of October 15, 2004 incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November 30, 2004.

           - (3) Amendment No. 2 to the Master Investment Advisory Agreement, dated as of March 31, 2006 incorporated herein by reference to Registrant's PEA No. 24 on Form N-1A, filed on April 13, 2006.

           - (4) Amendment No. 3 to the Master Investment Advisory Agreement, dated as of April 14, 2006 incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on September 22, 2006.

           - (5) Amendment No. 4 to the Master Investment Advisory Agreement, dated as of March 9, 2007 incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (6) Amendment No. 5, dated April 23, 207, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (7) Amendment No. 6, dated July 1, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc., incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

(b)        -    (1) Master Intergroup Sub-Advisory Contract for Mutual Funds,
                dated March 31, 2006, between A I M Advisors, Inc. and INVESCO
                Institutional (N.A.), Inc. on behalf of AIM Structured Core
                Fund, AIM Structured Growth Fund and AIM Structured Value Fund incorporated herein by reference to Registrant's PEA No. 24 on Form N-1A, filed on April 13, 2006.

           - (2) Amendment No. 1 to the Master Intergroup Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc., dated as of March 9, 2007 on behalf of AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund, incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (3) Master Intergroup Sub-Advisory Contract for Mutual Funds, dated April 14, 2006, between A I M Advisors, Inc. and INVESCO Senior Secured Management, Inc. on behalf of AIM Floating Rate Fund incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on September 22, 2006.

7 (a)      -    (1) First Restated Master Distribution Agreement, made as of
                August 18, 2003, as subsequently amended, and as restated
                September 20, 2006, by and between Registrant (all classes except Class B shares) and A I M Distributors. Inc. incorporated herein by reference to Registrant's PEA No. 26 on Form N-1A, filed on October 13, 2006.

           - (2) Amendment No. 1 to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes except Class B shares) and A I M Distributors. Inc., dated December 8, 2006 incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

           - (3) Amendment No. 2, dated January 31, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A filed on March 12, 2007.

           - (4) Amendment No. 3, dated February 28, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A filed on March 12, 2007.

           - (5) Amendment No. 4, dated March 9, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (6) Amendment No. 5, dated April 23, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (7) Amendment No. 6, dated September 28, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (8) Form of Amendment No. 7, dated ________________, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

   (b)     -    (1) First Master Related Distribution Agreement, made as of
                August 18, 2003, as subsequently amended, and as restated
                September 20, 2006, by and between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 26 on Form N-1A, filed on October 13, 2006.

           - (2) Amendment No. 1 to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (Class B shares) and A I M Distributors, Inc., dated January 31, 2007 incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

           - (3) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Agreement (Class B shares), between Registrant and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

           - (4) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Agreement (Class B shares), between Registrant and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (5) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Agreement (Class B shares), between Registrant and A I M Distributors, Inc., incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

   (c)     -    Form of Selected Dealer Agreement between A I M Distributors,
                Inc. and selected dealers incorporated herein by reference to Registrant's PEA No. 20 on Form N-1A, filed on December 20,
                2005.

   (d)     -    Form of Bank Selling Group Agreement between A I M Distributors,
                Inc. and banks incorporated herein by reference to Registrant's
                PEA No. 20 on Form N-1A, filed on December 20, 2005.

(8)(a)     -    AIM Retirement Plan for Eligible Directors/Trustees, as restated
                October 1, 2001 incorporated herein by reference to Registrant's
                PEA No. 18 on Form N-1A, filed on October 19, 2005.

   (b)     -    (1) Form of AIM Funds Director Deferred Compensation Agreement
                incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October 19, 2005.

           - (2) Form of supplement to Deferred Compensation Plans, dated January 1, 2005 with Registrant and AIM Funds, incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

(9)(a)     -    (1) Master Custodian Agreement between Registrant and State
                Street Bank and Trust Company dated May 8, 2001 incorporated herein by reference to Registrant's PEA No. 38 on Form N-1A, filed on July 15, 2003.

           - (2) Amendment No. 1 dated May 10, 2002 to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001 incorporated herein by reference to Registrant's PEA No. 38 on Form N-1A, filed on July 15, 2003.

           - (3) Amendment No. 2 dated December 8, 2003 to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001 incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November 30, 2004.

           - (4) Amendment No. 3 dated April 30, 2004 to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001 incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November 30, 2004.

           - (5) Amendment No. 4 dated September 8, 2004 to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001 incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November 30, 2004.

           - (6) Amendment No. 5 dated February 8, 2006 to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001 incorporated herein by reference to Registrant's PEA No. 22 on Form N-1A, filed on February 17, 2006.

           - (7) Amendment, dated as of January 31, 2007, to Master Custodian Agreement between Registrant and State Street Bank and Trust Company, incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

(10)(a)    -    (1) First Restated Master Distribution Plan effective as of
                August 18, 2003 and as subsequently amended, and as restated
                September 20, 2006 (Class A shares) incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on
                September 22, 2006.

           - (2) Amendment No. 1 to the First Restated Master Distribution Plan effective as of August 18, 2003 and as subsequently amended, and as restated September 20, 2006 (Class A shares), dated January 31, 2007 incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

           - (3) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares), incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

           - (4) Amendment No. 3, dated March 9, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares), incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (5) Amendment No. 4, dated April 23, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares), incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

    (b)    -    (1) First Restated Master Distribution Plan effective as of
                August 18, 2003 and as restated September 20, 2006 (Class B shares) incorporated herein by reference to Registrant's PEA No.
                25 on Form N-1A, filed on September 22, 2006.

           - (2) Amendment No. 1 to the First Restated Master Distribution Plan effective as of August 18, 2003 and as restated September 20, 2006 (Class B shares), dated January 31, 2007 incorporated herein be reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

           - (3) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares), incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

           - (4) Amendment No. 3, dated March 9, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares), incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (5) Amendment No. 4, dated April 23, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares), incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

    (c)    -    (1) First Restated Master Distribution Plan effective as of
                August 18, 2003 and as subsequently amended, and as restated
                September 20, 2006 (Class C shares) incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on
                September 22, 2006.

           - (2) Amendment No. 1 to the First Restated Master Distribution Plan effective as of August 18, 2003 and as amended, and as restated September 20, 2006 (Class C shares), dated January 31, 2007 incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

           - (3) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class C shares), incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

           - (4) Amendment No. 3, dated March 9, 2007, to the Registrant's First Restated Master Distribution Plan (Class C shares), incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (5) Amendment No. 4, dated April 23, 2007, to the Registrant's First Restated Master Distribution Plan (Class C shares), incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

    (d)    -    (1) First Restated Master Distribution Plan effective as of
                August 18, 2003 and as subsequently amended, and as restated
                September 20, 2006 (Class R shares) incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on
                September 22, 2006.

           - (2) Amendment No. 1, dated January 31, 2007, to the Registrant's First Restated Master Distribution Plan (Class R shares), incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

           - (3) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class R shares), incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

    (e)    -    (1) First Restated Master Distribution Plan (Compensation)
                between AIM Structured Core Fund (Investor Class Shares) and A I
                M Distributors, Inc., effective July 1, 2004 and as subsequently amended, incorporated herein by reference to Registrant's PEA
                No. 30 on Form N-1A, filed on October 18, 2007.

           - (2) Form of Amendment No. 1, dated ______, to the Registrant's First Restated Master Distribution Plan (Compensation) between AIM Structured Core Fund (Investor Class Shares) and A I M Distributors, Inc., effective July 1, 2004 and as subsequently amended, incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

    (f)    -    Master Related Agreement to the First Restated Master
                Distribution Plan (Class A shares) incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on
                September 22, 2006.

    (g)    -    Master Related Agreement to the First Restated Master
                Distribution Plan (Class C shares) incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on
                September 22, 2006.

    (h)    -    Master Related Agreement to the First Restated Master
                Distribution Plan (Class R shares) incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on
                September 22, 2006.

    (i)    -    Form of Master Related Agreement to First Restated Master
                Distribution Plan (Compensation) (Investor Class Shares), incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

    (j)    -    Eleventh Amended and Restated Multiple Class Plan of The AIM
                Family of Funds(R), effective December 12, 2001, as amended and restated December 8, 2006 incorporated herein by reference to Registrant's PEA No. 28 on Form N-1A, filed on December 28,
                2006.

(11)       -    Opinion of Counsel and Consent of Ballard Spahr Andrews &
                Ingersoll, LLP, as to the legality of the securities being registered is filed herewith electronically.

(12)       -    Opinion of Ballard Spahr Andrews & Ingersoll, LLP, supporting the tax matters and consequences to shareholders will be filed as part of a Post-Effective Amendment to a Registration
                Statement on Form N-1A.

(13)(a)    -    (1) Third Amended and Restated Transfer Agency and Service
                Agreement between Registrant and AIM Investment Services, Inc.
                dated July 1, 2006 incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on September 22,
                2006.

           - (2) Amendment No. 1, dated as of July 1, 2007, to Third Amended and Restated Transfer Agency and Service Agreement between Registrant and AIM Investment Services, Inc., incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

    (b)    -    (1) Second Amended and Restated Master Administrative Services
                Agreement dated July 1, 2006 between Registrant and A I M
                Advisors, Inc. incorporated herein by reference to Registrant's
                PEA No. 25 on Form N-1A, filed on September 22, 2006.

           - (2) Amendment No. 1, dated March 9, 2007, to the Second Amended and Restated Master Administrative Services Agreement, incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (3) Amendment No. 2, dated April 23, 2007, to the Second Amended and Restated Master Administrative Services Agreement, incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

    (c)    -    (1) Memorandum of Agreement regarding Securities Lending dated
                March 31, 2006, between Registrant and A I M Advisors, Inc., with respect to AIM Advantage Health Sciences Fund, AIM
                Multi-Sector Fund, AIM Structured Core Fund, AIM Structured
                Growth Fund and AIM Structured Value Fund, incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on September 22, 2006.

           - (2) Second Amended and Restated Memorandum of Agreement regarding Securities Lending waiver, dated March 9, 2007, between Registrant and A I M Advisors, Inc. with respect to AIM Advantage Health Sciences Fund, AIM Multi-Sector Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (3) Third Amended and Restated Memorandum of Agreement regarding Securities Lending waiver, dated July 1, 2007, between Registrant and A I M Advisors, Inc. with respect to AIM Multi-Sector Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

    (d)    -    (1) Memorandum of Agreement dated July 1, 2006, regarding
                expense limits between Registrant A I M Advisors, Inc.
                incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on September 22, 2006.

           - (2) Memorandum of Agreement dated January 31, 2007, regarding expense limits between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

           - (3) Memorandum of Agreement dated April 1, 2007, regarding expense limits between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

           - (4) Memorandum of Agreement dated July 1, 2007, regarding expense limits between Registrant and A I M Advisors, Inc. with respect to AIM Floating Rate Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

    (e)    -    (1) Memorandum of Agreement dated July 1, 2006, between
                Registrant and A I M Advisors, Inc., with respect to AIM
                Advantage Health Sciences Fund and AIM Multi-Sector Fund regarding advisory fee waivers incorporated herein by reference to Registrant's PEA No. 25 on Form N-1A, filed on September 22,
                2006.

           - (2) Amendment No. 1, effective December 27, 2006, to the Memorandum of Agreement dated July 1, 2006, between Registrant and A I M Advisors, Inc. regarding advisory fee waivers with respect to AIM Advantage Health Sciences Fund incorporated herein by reference to Registrant's PEA No. 29 on Form N-1A, filed on March 12, 2007.

    (f)    -    Memorandum of Agreement regarding Affiliated Money Market Fund
                Waiver, dated July 1, 2007, between Registrant and A I M
                Advisors, Inc. incorporated herein by reference to Registrant's
                PEA No. 30 on Form N-1A, filed on October 18, 2007.

(14)       -    Consent of PricewaterhouseCoopers LLP is filed herewith.

(15)       -    Omitted Financial Statements - None.

(16)       -    Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden,
                Fields, Flanagan, Frischling, Mathai-Davis, Pennock, Quigley,
                Soll, Stickel and Taylor incorporated herein by reference to Registrant's PEA No. 30 on Form N-1A, filed on October 18, 2007.

17         -    Form of Proxy relating to the Special Meeting of Shareholders of
                AIM S&P 500 Index Fund is filed herewith.

Item 17.        Undertakings

    (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

    (3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 20th day of November, 2007.

                                        REGISTRANT: AIM COUNSELOR SERIES TRUST


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Philip A. Taylor, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

             SIGNATURES                            TITLE                      DATE
             ----------                            -----                      ----


/s/ Philip A. Taylor                        Trustee & President        November 20, 2007
-----------------------------------
(Philip A. Taylor)                    (Principal Executive Officer)


/s/ Bob R. Baker*                                Trustee               November 20, 2007
-----------------------------------
(Bob R. Baker)


/s/ Frank S. Bayley*                             Trustee               November 20, 2007
-----------------------------------
(Frank S. Bayley)


/s/ James T. Bunch*                              Trustee               November 20, 2007
-----------------------------------
(James T. Bunch)


/s/ Bruce L. Crockett*                      Chair & Trustee            November 20, 2007
-----------------------------------
(Bruce L. Crockett)


/s/ Albert R. Dowden*                          Trustee                 November 20, 2007
-----------------------------------
(Albert R. Dowden)


/s/ Jack M. Fields*                             Trustee                November 20, 2007
-----------------------------------
(Jack M. Fields)


/s/ Martin L. Flanagan                          Trustee                November 20, 2007
-----------------------------------
(Martin L. Flanagan)


/s/ Carl Frischling*                            Trustee                November 20, 2007
-----------------------------------
(Carl Frischling)


/s/ Prema Mathai-Davis*                         Trustee                November 20, 2007
-----------------------------------
(Prema Mathai-Davis)



/s/ Lewis F. Pennock*                             Trustee              November 20, 2007
-----------------------------------
(Lewis F. Pennock)


/s/ Ruth H. Quigley*                              Trustee              November 20, 2007
-----------------------------------
(Ruth H. Quigley)


/s/ Larry Soll*                                   Trustee              November 20, 2007
-----------------------------------
(Larry Soll)


/s/ Raymond Stickel, Jr.*                          Trustee             November 20, 2007
-----------------------------------
(Raymond Stickel, Jr.)


/s/ Sidney M. Dilgren                   Vice President & Treasurer     November 20, 2007
-----------------------------------      (Principal Financial and
(Sidney M. Dilgren)                         Accounting Officer)


*By /s/ Philip A. Taylor
    -------------------------------
    Philip A. Taylor
    Attorney-in-Fact

* Philip A. Taylor, pursuant to powers of attorney filed in Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A on October 18, 2007.

                                      INDEX

Exhibit
 Number   Description
-------   -----------
11        Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll,
          LLP as to the legality of the securities being registered

14        Consent of Pricewaterhouse Coopers LLP

17        Form of Proxy